Exhibit 99.C.4

SPECIAL EDITION Official Gazette Edited at the Office of the President of the Philippines pursuant to commonwealth act no. 638 as amended by the Administrative Code of 1987 VOL. 116 MANILA, PHILIPPINES, December 28, 2020 NO. 52 republic of the philippines republic act no. 11518 GENERAL APPROPRIATIONS ACT Fiscal year 2021 reset, rebound, and recover: investing for resiliency and sustainability VOLUME II

REPUBLIC ACT NO. 11518 GENERAL APPROPRIATIONS ACT Fiscal Year 2021 Reset, Rebound, and Recover: Investing for Resiliency and Sustainability VOLUME II

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2021

January 1 - December 31, 2021

VOLUME II

C O N T E N T S

I	CONGRESS OF THE PHILIPPINES	1

A.	Senate	1
B.	Senate Electoral Tribunal	1
C.	Commission on Appointments	2
D.	House of Representatives	2
E.	House Electoral Tribunal	3

II.	OFFICE OF THE PRESIDENT	4

A.	The President’s Offices	4

III.	OFFICE OF THE VICE-PRESIDENT	6

IV.	DEPARTMENT OF AGRARIAN REFORM	7

A.	Office of the Secretary	7

V.	DEPARTMENT OF AGRICULTURE	9

A.	Office of the Secretary	9
B.	Agricultural Credit Policy Council	10
C.	Bureau of Fisheries and Aquatic Resources	11
D.	Fertilizer and Pesticide Authority	12
E.	National Fisheries Research and Development Institute	12
F.	National Meat Inspection Service	13
G.	Philippine Carabao Center	14
H.	Philippine Center for Post-Harvest Development and Mechanization	15
I.	Philippine Council for Agriculture and Fisheries	15
J.	Philippine Fiber Industry Development Authority	16

VI.	DEPARTMENT OF BUDGET AND MANAGEMENT	17

A.	Office of the Secretary	17
B.	Government Procurement Policy Board - Technical Support Office	19

VII.	DEPARTMENT OF EDUCATION	20

A.	Office of the Secretary	20
B.	Early Childhood Care and Development Council	22
C.	National Book Development Board	22
D.	National Council for Children’s Television	23
E.	National Museum of the Philippines	24
F.	Philippine High School for the Arts	24

VIII.	STATE UNIVERSITIES AND COLLEGES	26

A.	National Capital Region	26

A.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	26
A.2	Marikina Polytechnic College	27
A.3	Philippine Normal University	28
A.4	Philippine State College of Aeronautics	29
A.5	Polytechnic University of the Philippines	30
A.6	Rizal Technological University	32
A.7	Technological University of the Philippines	33
A.8	University of the Philippines System	35

B.	Region I - ILOCOS	36

B.1	Don Mariano Marcos Memorial State University	36
B.2	Ilocos Sur Polytechnic State College	38
B.3	Mariano Marcos State University	40
B.4	North Luzon Philippines State College	41
B.5	Pangasinan State University	42
B.6	University of Northern Philippines	44

C.	CORDILLERA ADMINISTRATIVE REGION	45

C. l	Abra State Institute of Science and Technology	45
C.2	Apayao State College	47
C.3	Benguet State University	48
C.4	Ifugao State University	50
C.5	Kalinga State University	51
C.6	Mountain Province State University	53

D.	Region II - CAGAYAN VALLEY	54

D.1	Batanes State College	54
D.2	Cagayan State University	55
D.3	Isabela State University	56
D.4	Nueva Vizcaya State University	58
D.5	Quirino State University	59

E.	Region III - CENTRAL LUZON	61

E.l	Aurora State College of Technology	61
E.2	Bataan Peninsula State University	62
E.3	Bulacan Agricultural State College	63
E.4	Bulacan State University	64
E.5	Central Luzon State University	66
E.6	Don Honoria Ventura Technological State University	68

E.7	Nueva Ecija University of Science and Technology	69
E.8	Pampanga State Agricultural University	71
E.9	Philippine Merchant Marine Academy	72
E.10	President Ramon Magsaysay State University	73
E.11	Tarlac Agricultural University	75
E.12	Tarlac State University	77

F.	Region IV-A (CALABARZON)	78

F.1	Batangas State University	78
F.2	Cavite State University	80
F.3	Laguna State Polytechnic University	81
F.4	Southern Luzon State University	82
F.5	University of Rizal System	84

G.	Region IV-B (MIMAROPA)	86

G.1	Marinduque State College	86
G.2	Mindoro State College of Agriculture and Technology	87
G.3	Occidental Mindoro State College	88
G.4	Palawan State University	90
G.5	Romblon State University	91
G.6	Western Philippines University	93

H.	Region V - BICOL	94

H.1	Bicol State College of Applied Sceinces and Technology	94
H.2	Bicol University	96
H.3	Camarines Norte State College	97
H.4	Camarines Sur Polytechnic Colleges	99
H.5	Catanduanes State University	101
H.6	Central Bicol State University of Agriculture	102
H.7	Dr . Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	104
H.8	Partido State University	105
H.9	Sorsogon State College	107

I.	Region VI - WESTERN VISAYAS	108

I.1	Aklan State University	108
I.2	Capiz State University	110
I.3	Carlos C. Hilado Memorial State College	112
I.4	Central Philippines State University	113
I.5	Guimaras State College	114
I.6	Iloilo Science and Technology University	115
I.7	Iloilo State College of Fisheries	117
I.8	Northern Iloilo State University	118
I.9	Northern Negros State College of Science and Technology	120
I.10	University of Antique	121
I.11	West Visayas State University	123

J.	Region VII - CENTRAL VISAYAS	125

J.1	Bohol Island State University	125
J.2	Cebu Normal University	126
J.3	Cebu Technological University	128
J.4	Negros Oriental State University	130
J.5	Siquijor State College	131

K.	Region VIII - EASTERN VISAYAS	132

K.1	Biliran Province State University	132
K.2	Eastern Samar State University	134
K.3	Eastern Visayas State University	136
K.4	Leyte Normal University	137
K.5	Northwest Samar State University	139
K.6	Palompon Polytechnic State University	141
K.7	Samar State University	142
K.8	Southern Leyte State University	144
K.9	University of Eastern Philippines	146
K.10	Visayas State University	147

L.	Region IX - ZAMBOANGA PENINSULA	149

L.1	J.H. Cerilles State College	149
L.2	Jose Rizal Memorial State University	151
L.3	Western Mindanao State University	152
L.4	Zamboanga City State Polytechnic College	153
L.5	Zamboanga State College of Marine Sciences and Technology	155

M.	Region X - NORTHERN MINDANAO	156

M.1	Bukidnon State University	156
M.2	Camiguin Polytechnic State College	158
M.3	Central Mindanao University	159
M.4	University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	160
M.5	HSU - Iligan Institute of Technology	162
M.6	University of Science and Technology of Southern Philippines - Claveria Campus	163
M.7	Northwestern Mindanao State College of Science and Technology	165

N.	Region XI - DAVAO	166

N.1	Compostela Valley State College	166
N.2	Davao del Norte State College	168
N.3	Davao Oriental State College of Science and Technology	169
N.4	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	171
N.5	University of Southeastern Philippines	172

O.	Region XII - SOCCSKSARGEN	174

O.1	Cotabato State University	174
O.2	Cotabato Foundation College of Science and Technology	175
O.3	Sultan Kudarat State University	177
O.4	University of Southern Mindanao	178

P.	REGION XIII - CARAGA	180

P.1	Agusan del Sur State College of Agriculture and Technology	180
P.2	Caraga State University	182
P.3	Surigao del Sur State University	183
P.4	Surigao State College of Technology	185

Q.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	187

Q.1	Adiong Memorial Polytechnic State College	187
Q.2	Basilan State College	189
Q.3	Mindanao State University	190
Q.4	MSU-TAWI-TAWI College of Technology and Oceanography	192
Q.5	Sulu State College	193
Q.6	TAWI-TAWI Regional Agricultural College	195

IX.	DEPARTMENT OF ENERGY	196

A.	Office of the Secretary	196

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	199

A.	Office of the Secretary	199
B.	Environmental Management Bureau	200
C.	Mines and Geo-Sciences Bureau	201
D.	National Mapping and Resource Information Authority	202
E.	National Water Resources Board	203
F.	Palawan Council for Sustainable Development Staff	204

XI.	DEPARTMENT OF FINANCE	205

A.	Office of the Secretary	205
B.	Bureau of Customs	206
C.	Bureau of Internal Revenue	207
D.	Bureau of Local Government Finance	208
E.	Bureau of the Treasury	209
F.	Central Board of Assessment Appeals	211
G.	Insurance Commission	212
H.	National Tax Research Center	213
I.	Privatization and Management Office	213

XII.	DEPARTMENT OF FOREIGN AFFAIRS	215

A.	Office of the Secretary	215
B.	Foreign Service Institute	216
C.	Technical Cooperation Council of the Philippines	216
D.	UNESCO National Commission of the Philippines	217
E.	Presidential Commission on Visiting Forces	218

XIII.	DEPARTMENT OF HEALTH	219

A.	Office of the Secretary	219
B.	National Nutrition Council	222

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	223

A.	Office of the Secretary	223
B.	Human Settlements Adjudication Commission	224

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	225

A.	Office of the Secretary	225
B.	Cybercrime Investigation and Coordination Center	227
C.	National Privacy Commission	227
D.	National Telecommunications Commission	228

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	229

A.	Office of the Secretary	229
B.	Bureau of Fire Protection	229
C.	Bureau of Jail Management and Penology	231
D.	Local Government Academy	231
E.	National Commission on Muslim Filipinos	232
F.	National Police Commission	233
G.	National Youth Commission	234
H.	Philippine Commission on Women	235
I.	Philippine National Police	236
J.	Philippine Public Safety College	237

XVII.	DEPARTMENT OF JUSTICE	238

A.	Office of the Secretary	238
B.	Bureau of Corrections	239
C.	Bureau of Immigration	240
D.	Land Registration Authority	240
E.	National Bureau of Investigation	241
F.	Office of the Government Corporate Counsel	242
G.	Office of the Solicitor General	242
H.	Parole and Probation Administration	243
I.	Presidential Commission on Good Government	244
J.	Public Attorney’s Office	244

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	245

A.	Office of the Secretary	245
B.	Institute for Labor Studies	246
C.	National Conciliation and Mediation Board	246
D.	National Labor Relations Commission	247
E.	National Maritime Polytechnic	248
F.	National Wages and Productivity Commission	249
G.	Philippine Overseas Employment Administration	250
H.	Professional Regulation Commission	250
I.	Overseas Workers Welfare Administration	251

XIX.	DEPARTMENT OF NATIONAL DEFENSE	253

A.	Office of the Secretary - PROPER	253
B .	Government Arsenal	253
C.	National Defense College of the Philippines	254
D.	Office of Civil Defense	254
E.	Philippine Veterans Affiars Office (PVAO) - Proper	255
F.	Veterans Memorial Medical Center	256
G.	Armed Forces of the Philippines	257
G.l	Philippine Army (Land Forces)	257
G.2	Philippine Air Force (Air Forces)	258
G.3	Philippine Navy (Naval Forces)	258
G.4	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	259

XX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	261

A.	Office of the Secretary	261

XXI.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	263

A.	Office of the Secretary	263
B.	Advanced Science and Technology Institute	264
C.	Food and Nutrition Research Institute	264
D.	Forest Products Research and Development Institute	266
E.	Industrial Technology Development Institute	267
F.	Metals Industry Research and Development Center	268
G.	National Academy of Science and Technology	269
H.	National Research Council of the Philippines	269
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	270
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	271
K.	Philippine Council for Health Research and Development	272
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	272
M.	Philippine Institute of Volcanology and Seismology	273
N.	Philippine Nuclear Research Institute	274
O.	Philippine Science High School	275
P.	Philippine Textile Research Institute	276
Q.	Science Education Institute	277
R.	Science and Technology Information Institute	278
S.	Technology Application and Promotion Institute	279

XXII.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	280

A.	Office of the Secretary	280
B.	Council for the Welfare of Children	282
C.	Inter-Country Adoption Board	283
D.	Juvenile Justice and Welfare Council	284
E.	National Anti-Poverty Commission	284
F.	National Commission on Indigenous Peoples	285
G.	National Council on Disability Affairs	286
H.	Presidential Commission for the Urban Poor	287

XXIII.	DEPARTMENT OF TOURISM	289

A.	Office of the Secretary	289
B.	Intramuros Administration	290
C.	National Parks Development Committee	291

XXIV.	DEPARTMENT OF TRADE AND INDUSTRY	292

A.	Office of the Secretary	292
B.	Board of Investments	293
C.	Philippine Trade Training Center	294
D.	Design Center of the Philippines	295
E.	Construction Industry Authority of the Philippines	295
F.	Cooperative Development Authority	296
G.	Technical Education and Skills Development Authority	298

XXV.	DEPARTMENT OF TRANSPORTATION	299

A.	Office of the Secretary	299
B.	Civil Aeronautics Board	300
C.	Maritime Industry Authority	301
D.	Office of Transportation Cooperatives	302
E.	Office for Transportation Security	303
F.	Philippine Coast Guard	303
G.	Toll Regulatory Board	304

XXVI.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	306

A.	Office of the Director-General	306
B.	Commission on Population and Development	307
C.	Philippine National Volunteer Service Coordinating Agency	309
D.	Public-Private Partnership Center of the Philippines	309
E.	Philippine Statistical Research and Training Institute	310
F.	Philippine Statistics Authority	310
G.	Tariff Commission	312

XXVII.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	314

A.	Presidential Communications Operations Office (Proper)	314
B.	Bureau of Broadcast Services	314
C.	Bureau of Communications Services	315
D.	National Printing Office	315
E.	News and Information Bureau	316
F.	Philippine Information Agency	316
G.	Presidential Broadcast Staff (RTVM)	317

XXVIII.	OTHER EXECUTIVE OFFICES	318

A.	Anti-Money Laundering Council	318
B.	Anti-Red Tape Authority	318
C.	Climate Change Commission	319
D.	Commission on Filipinos Overseas	320
E.	Commission on Higher Education	320
F.	Commission on the Filipino Language	321

G.	Dangerous Drugs Board	322
H.	Energy Regulatory Commission	323
I.	Film Development Council of the Philippines	323
J.	Games and Amusements Board	324
K.	Governance Commission for Government-Owned or Controlled Corporations	325
L.	Mindanao Development Authority	326
M.	Movie and Television Review and Classification Board	327
N.	National Commission for Culture and the Arts	328
N.1	National Commission for Culture and the Arts (Proper)	328
N.2	National Archives of the Philippines	329
N.3	National Historical Commission of the Philippines	330
N.4	National Library of the Philippines	331
O.	National Intelligence Coordinating Agency	331
P.	National Security Council	332
Q.	Office of the Presidential Adviser on the Peace Process	333
R.	Optical Media Board	334
S.	Philippine Competition Commission	334
T.	Philippine Drug Enforcement Agency	335
U.	Philippine Space Agency	335
V.	Philippine Racing Commission	336
W.	Philippine Sports Commission	337
X.	Presidential Legislative Liason Office	337
Y.	Presidential Management Staff	338

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	339

A.	Legislative-Executive Development Advisory Council	339

XXX.	THE JUDICIARY	340

A.	Supreme Court of the Philippines and the Lower Courts	340
B.	Presidential Electoral Tribunal	340
C.	Sandiganbayan	341
D.	Court of Appeals	341
E.	Court of Tax Appeals	342

XXXI.	CIVIL SERVICE COMMISSION	343

A.	Civil Service Commission	343
B.	Career Executive Service Board	344

XXXII.	COMMISSION ON AUDIT	346

XXXIII.	COMMISSION ON ELECTIONS	349

XXXIV.	OFFICE OF THE OMBUDSMAN	351

XXXV.	COMMISSION ON HUMAN RIGHTS	353

A.	Commission on Human Rights	353
B.	Human Rights Violations Victims’ Memorial Commission	354

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	355

A.	DEPARTMENT OF AGRICULTURE	355
A.1	National Dairy Authority	355
A.2	National Food Authority	355
A.3	Philippine Coconut Authority	356
A.4	Philippine Crop Insurance Corporation	357
A.5	Philippine Fisheries Development Authority	358
A.6	Philippine Rice Research Institute	358
A.7	Sugar Regulatory Administration	359

B.	DEPARTMENT OF ENERGY	359

B.1	National Electrification Administration	359
B.2	National Power Corporation	360

C.	DEPARTMENT OF FINANCE	360

C.1	Philippine Tax Academy	360
C.2	Philippine Guarantee Corporation	361

D.	DEPARTMENT OF HEALTH	362

D.1	Lung Center of the Philippines	362
D.2	National Kidney and Transplant Institute	362
D.3	Philippine Children’s Medical Center	363
D.4	Philippine Health Insurance Corporation	363
D.5	Philippine Heart Center	364
D.6	Philippine Institute of Traditional and Alternative Health Care	364

E.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	365

E.1	National Home Mortgage Finance Corporation	365
E.2	National Housing Authority	366
E.3	Social Housing Finance Corporation	366

F.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	367

F.1	Local Water Utilities Administration	367

G.	DEPARTMENT OF TOURISM	368

G.1	Tourism Promotions Board	368

H.	DEPARTMENT OF TRADE AND INDUSTRY	369

H.1	Aurora Pacific Economic Zone and Freeport Authority	369
H.2	Center for International Trade Expositions and Missions	369
H.3	Small Business Corporation	370

I.	DEPARTMENT OF TRANSPORTATION	370

I.1	Light Rail Transit Authority	370
I.2	Philippine National Railways	371

J.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	371

J.1	Philippine Institute for Development Studies	371

K.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	372

K.1	Intercontinental Broadcasting Corporation	372
K.2	People’s Television Network, Inc.	373

L.	OTHER EXECUTIVE OFFICES	373

L.1	Authority of the Freeport Area of Bataan	373
L.2	Bases Conversion and Development Authority	374
L.3	Cagayan Economic Zone Authority	374
L.4	Credit Information Corporation	375
L.5	Cultural Center of the Philippines	375
L.6	Development Academy of the Philippines	376
L.7	National Irrigation Administration	378
L.8	Philippine Center for Economic Development	379
L.9	Philippine Postal Corporation	379
L.10	Southern Philippines Development Authority	380
L.11	Subic Bay Metropolitan Authority	380
L.12	Zamboanga City Special Economic Zone Authority	381

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	382

A.	Metropolitan Manila Development Authority	382

STAFFING SUMMARY		384

DECEMBER 28, 2020	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

I. CONGRESS OF THE PHILIPPINES

A. SENATE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Crafting of significant legislation and reform measures ensured

SENATE LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

B. SENATE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and Speedy resolution of Senatorial electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

SENATE ELECTORAL CONTEST ADJUDICATION PROGRAM
Output Indicators
1. Percentage reduction in the processing time of electoral protests	0	10%
2. Percentage reduction in the cost of electoral protests	0	10%
Output Indicators
1. Percentage of electoral contests resolved within the term of office being contested	0	N/A
2. Percentage of work program for electoral protests filed completed	100%	N/A
3. Number of legal researches completed	Indicator applicable if no protests filed or no on-going case	2

2	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

C. COMMISSION ON APPOINTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Review and confirmation of Presidential appointments/nominations submitted to the Commission

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Review and confirmation of Presidential appointments / nominations submitted to the Commission

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM
Output Indicators
1. Number of Presidential appointments/nominations received from the Office of the President.		Depending on the appointments/ nominations submitted by the Office of the President
2. Number of Presidential appointments/nominations confirmed and/or given consent/unacted		Depending on the submission of complete documentary requirements by the appointees/nominees

D. HOUSE OF REPRESENTATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of Significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Crafting of significant legislation and reform measures ensured

HOR LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

DECEMBER 28, 2020	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

E. HOUSE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of House of Representatives electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fair and speedy resolution of House of Representatives electoral contests achieved

HOR ELECTORAL CONTEST ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage reduction in processing time of electoral protests (Number of cases adjudicated)		10

4	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive support services to the Presidency

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicators
1. Percentage of agencies complying with Presidential directives	N/A	N/A
2. Stakeholders’ Level of Satisfaction	85%	85%
Output Indicators
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	N/A	N/A
2. Percentage of policy papers/instruments and issuances submitted to the President within the prescribed time frame	N/A	N/A
3. Percentage of feedback reports from government consultations on various policy directives / good governance initiatives / internal control systems submitted within the prescribed time frame	N/A	N/A
4. Percentage of requests/instructions acted upon and submitted to the Executive Secretary, or concerned officials within the prescribed period	100%	100%
5. Percentage of policy-related instructions acted upon, and/or policy recommendations/advice submitted within the prescribed period	100%	100%
6. Percentage of reports on consultations conducted on various policy directives/good governance initiatives/internal control system within the prescribed period	100%	100%

PRESIDENTIAL ADVISORY PROGRAM
Outcome Indicators
1. Percentage of policy recommendations approved by the President or the ES	N/A	N/A
2. Percentage of advice/policy recommendations adopted/considered by the President or the ES	100%	100%
Output Indicators
1. Percentage of policy recommendations translated to Presidential directives within the prescribed time frame	N/A	N/A
2. Percentage of Presidential issuances published in less than ten (10) days from date of signing by the President	N/A	N/A
3. Percentage of advice/policy recommendations submitted to the President or the ES within the prescribed period	100%	100%

PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM
Outcome Indicators
1. Percentage of Stakeholders (President / ES) who rated the legal and legislative services as satisfactory or better	N/A	N/A
2. Level of Satisfaction of the President / ES	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	5
OFFICE OF THE PRESIDENT

Output Indicators
1. Percentage of Orders/Decisions/Resolutions (ODRs) submitted to the Deputy Executive Secretary for Legal Affairs (DESLA) and/ or Executive Secretary for action	N/A	N/A
2. No. of decisions/resolutions (DRs) submitted to the DESLA/ES within the prescribed period	348	348
3. Percentage of orders issued within the prescribed period	100%	100%
4. Percentage of legal opinions prepared and released within the prescribed period	100%	100%
5. Percentage of legal actions prepared and released within the prescribed period	100%	100%
6. Percentage of bills/resolutions acted upon within the prescribed period	100%	100%
7. Percentage of disciplinary actions involving Presidential appointees resolved within the prescribed period	100%	100%

PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM
Outcome Indicator
1. Percentage of presidential events successfully undertaken	100%	100%
Output Indicators
1. Percentage of Presidential events managed according to schedule and quality standards	100%	100%
2. Percentage of documents acted upon within fifteen (15) days as per RA 6713	N/A	N/A
3. Percentage of received documents managed and acted upon within the prescribed period	100%	100%

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III. OFFICE OF THE VICE-PRESIDENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced strategic partnership and advocacy on good governance

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Enhanced strategic partnership and advocacy on good governance
GOOD GOVERNANCE PROGRAM

Outcome Indicator
1. Number of strategic partnership established or strengthened	200	300

Output Indicators
1. Percentage of requests acted upon within standard procssing time	81%	85%
2. Percentage of projects with partners implemented as planned	50%	85%
3. Percentage equivalent of average satisfaction ratings for completed engagements of the OVP rated by the requesting organization/entity	85%	90%

DECEMBER 28, 2020	OFFICIAL GAZETTE	7
DEPARTMENT OF AGRARIAN REFORM

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

1.	Tiller’s Security of Tenure Ensured

2.	Tiller’s Rights and Welfare Promoted

3.	Agrarian Reform Areas Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Tiller’s Security of Tenure Ensured

LAND TENURE SECURITY PROGRAM
Outcome Indicator
1. Percentage of farmers actually installed in awarded lands	107% of the farmers in distributed lands for the year	90% of the farmers in distributed lands for the year

Output Indicators
1. Number of landholdings with claimfolder documentation completed	N/A	N/A
2. Number of hectares with claimfolder documentation completed		45,070
3. Number of hectares with Emancipation Patents/ Certification of Land Ownership Award (EP/CLOA) registered	28,573	45,455
4. Number of hectares actually distributed to agrarian reform beneficiaries (ARBs)		40,574
5. Number of generated Certificate of Land Ownership Awards (CLOAs) registered (LRA-CARP)*	28,888 titles	73,455 titles
6. Number of hectares with approved survey (DENR-CARP)*	63,279	43,711
7. Number of subdivided collective CLOAs registered (LRA-CARP)	21,862 titles

Tiller’s Rights and Welfare Promoted

AGRARIAN JUSTICE DELIVERY PROGRAM
Outcome Indicator
1. Percent reduction of pending cases	63%	100%
Output Indicators
1. Resolution rate of agrarian-related cases (DARAB and ALI cases)	84%	83%
2. Percentage of cases handled with agrarian legal assistance in judicial and quasi-judicial courts	78%	78%
Agrarian Reform Areas Improved

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM
Outcome Indicators
1. Percentage of Agrarian Reform Beneficiary Organizations (ARBOs) managing profitable business enterprises	66%	35%
2. Percentage increase in crop yield above the baseline (i.e. palay)	4.06 metric tons per hectare	5%
Output Indicators
1. Number of agrarian reform beneficiaries (ARBs) trained	672,837	368,313
2. Number of ARBs with access to credit and microfinance services	196,310	136,392

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3. Number of ARBOs provided with technical, enterprise and farm productivity support and physical infrastructures	3,893	2,867
4. Number of farmer beneficiaries and small landowners trained (DTI-CARP)*	55,334	12,960
5. Number of Irrigator’s Associations (IAs) organized and trained (NIA-CARP)*	77	45
6. Number of sites and areas covered for upland development (DENR-CARP)*	141/4,989	70/2,000
7. Number of irrigation projects completed (NIA-CARP)*	62	45
8. Number of Technical and Marketing Assistance provided (DTI-CARP)*	6,593	3,445
9. Number of Micro, Small and Medium Enterprises (MSMEs) maintained (DTI-CARP)*	3,346	1,527
10. Number of hectares (new and restored areas) provided with irrigation (NIA-CARP)*	2,776	1,744

* Please refer to the respective mother departments/agency budget for the requirements of CARP.

NOTE: Exclusive of Targets funded from other sources, e.g. Special Account in the General Fund.

DECEMBER 28, 2020	OFFICIAL GAZETTE	9
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the Agricultural Sector increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Productivity in the Agricultural Sector increased

TECHNICAL AND SUPPORT SERVICES PROGRAM
Outcome Indicators
1. Percentage of beneficiaries rating the technical support services to be at least satisfactory	100.00%	80%
2. Percentage of deliveries of production support services validated by LGUs to have been delivered at the appropriate time	99.75%	100%
3. Percentage share of small farmers adopting new technologies to total number of small farmers trained with new technologies increased (to be reported every three (3) years starting 2019)	89.81%
Output Indicators
1. Number of Provinces and Chartered Cities provided with production support services and support to construct market-related infrastructure	27	82
2. Number of group beneficiaries provided with market development services	1,940	1,943
3. Number of extension workers trained to support the capacity of LGUs and farmers, fisherfolk, and other beneficiaries provided with training support services
a. LGU extension workers trained	15,568	5,951
b. Farmers, fisherfolk and other participants	153,459	55,408

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM
Outcome Indicator
1. Percentage of beneficiaries rating the provision of agricultural machinery, equipment, facilities, and installation of small scale irrigation projects to be at least satisfactory	100%	80%
Output Indicators
1. Number of Provinces and Chartered Cities provided with agricultural machineries, equipment, facilities, and small scale irrigation projects	22	80
2. Number of hectares of service area generated from the establishment and installation of small scale irrigation projects (SSIPs)	9,051.29	5,383.97
3. Number of kilometers of Farm-to-Market Roads (FMRs) validated for construction/rehabilitation	850.63	829.87
4. Percentage of DPWH-constructed FMRs monitored	99.74%	100%

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AGRICULTURE AND FISHERY POLICY PROGRAM
Outcome Indicator
1. Number of policies issued and disseminated	3	1
Output Indicator
1. Number of policies supported and endorsed for approval	44	70

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM
Outcome Indicator
1. Number of provinces with control of incidence of major pests and diseases maintained at zero incidence
a. Foot and Mouth Disease	81	81
b. Avian Influenza	81	81
Output Indicators
1. Percentage of applications for quarantine and sanitary and phytosanitary (SPS) clearance processed within one (1) day	79%	100%
2. Number of agri-fishery standards developed	30	20
3. Percentage of new agriculture facilities and products that have been inspected at least once a year	100%	100%

LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM
Outcome Indicator
1. Number of agriculture and fishery based enterprises assisted	26	15
Output Indicator
1. Percentage of amount of approved FMR sub-projects to the total amount of FMR allocation	100%	100%

B. AGRICULTURAL CREDIT POLICY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	(Under People KRA) Broadened Access and Participation in the Value Chain Development

2.	(Under People KRA) Jobs Generation and Entrepreneurial Activities

3.	(Under Institutions KRA) Strengthened Partnerships with Private Sector, LGUs, NGAs, SUCs, and other stakeholders

4.	(Under Environment KRA) Increased Resilience of Natural Ecosystems

ORGANIZATIONAL OUTCOME

Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

AGRICULTURAL CREDIT PROGRAM
Outcome Indicators
1. Percentage increase of borrowers obtaining loans from formal sources:
a. small farmer (3 ha and below)	62%
b. small fisherfolk (3 tons and below)	63%

DECEMBER 28, 2020	OFFICIAL GAZETTE	11
DEPARTMENT OF AGRICULTURE

2. Repayment rate (loans collected / loans matured)	100%	85%-95%
Output Indicators
1. Amount of loans granted to credit retailers / lenders and to end-borrowers:
a. Credit retailers / lenders		2,515
b. End-borrowers	2,955.5	2,515
2. Number of credit program orientations and credit matching seminars and workshops conducted	47	32
3. Number of farmers and fisherfolk organizations provided with institutional capacity building assistance	164	140

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in Fisheries Sector within ecological limits improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Productivity in Fisheries Sector within ecological limits improved

FISHERIES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in volume of production for provision of support / supply	2% historical annual increase	2% annually
2. Percentage reduction of post harvest losses	25% (FY 2016 data)	10% in 5 years
Output Indicators
1. Number of beneficiaries provided with aquaculture support / supply
a. Number of individuals	35,260 (FY 2019 actual)	24,405
b. Number of fisherfolk groups	1,230 (FY 2019 actual)	926
2. Number of beneficiaries provided with postharvest support / supply
a. Number of individuals	715 (FY 2019 actual)	427
b. Number of fisherfolk groups	210 (FY 2019 actual)	196
3. Number of beneficiaries provided with environment- friendly fishing gears / paraphernalia
a. Number of individuals	20,535 (FY 2019 actual)	14,644
b. Number of fisherfolk groups	181 (FY 2019 actual)	492

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of administrative cases resolved within the prescribed period	83% (FY 2019 actual)	50%
Output Indicators
1. Percentage of applications for permits, licenses or accreditation with complete documentary requirements acted upon within the prescribed period	98% (FY 2019 actual)	100%
2. Number of fishery facilities and products monitored and / or inspected with reports issued	13,811 (FY 2019 actual)	8,666

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3. Percentage of violations acted upon within the prescribed period	95% (FY 2019 actual)	80%

FISHERIES EXTENSION PROGRAM
Outcome Indicator
1. Percentage of technology trained fisherfolk adoptors	72% (FY 2019 actual)	50%
Output Indicators
1. Percentage of individual fisherfolk who rated the extension support provided as satisfactory or better	93% (FY 2019 actual)	90%
2. Percentage of requests for extension support responded to within three (3) days	92% (FY 2019 actual)	90%

FISHERIES POLICY PROGRAM
Outcome Indicator
1. Percentage of approved policies that are translated into plans and programs within prescribed period	75% (FY 2019 actual)	70%
Output Indicators
1. Number of policies formulated and recommended	9 (FY 2019 actual)	5
2. Number of policies reviewed / updated in accordance with the period prescribed thereon	14 (FY 2019 actual)	4

D. FERTILIZER AND PESTICIDE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fertilizer and pesticide products and handlers regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fertilizer and pesticide products and handlers regulated

FERTILIZER AND PESTICIDE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of handlers and products monitored / inspected with detected violations	1%	1%
2. Percentage of Notice of Violations and Order issuances that resulted into cases filed / litigated	0%	0%
Output Indicators
1. Percentage of regulatory documents issued within the prescribed time frame	92%	95%
2. Percentage of submitted reports that resulted in the issuance of notice of violations and penalties imposed	1%	1%

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	13
DEPARTMENT OF AGRICULTURE

ORGANIZATIONAL OUTCOME

Responsive, sustainable and globally competitive fisheries industry through research and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Responsive, sustainable and globally competitive fisheries industry through research and development

FlSHERIES RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of policy recommendations and technology adopters/users	85%	85%
Output Indicators
1. Number of policy recommendations and technologies developed or improved	11	11
2. Percentage of requests for technical assistance responded to within the prescribed period	90%	90%
3. Percentage of clients that rated the technical services rendered/networked as satisfactory or better	85%	85%

F. NATIONAL MEAT INSPECTION SERVICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Meat Safety and Quality Assured

Meat Industry Sector Developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Meat Safety and Quality Assured

MEAT REGULATORY PROGRAM
Outcome Indicator
1. Percentage of existing meat establishments and transport vehicles conforming to national and international standards for handling safe and quality meat
a. Meat Establishments	39% (297/759)	69.6% (528/759)
b. Transport Vehicles	72% (2,526/3,500)	81.8% (2,863/3,500)
Output Indicators
1. Percentage increase in number of meat establishments and transport vehicles monitored and/ or inspected with reports issued
a. Meat Establishments	297	10% (436)
b. Transport Vehicles	2,526	10% (3,699)
2. Number of Hazard Analysis and Critical Control Point (HACCP) certified meat establishments monitored and/ or inspected with reports issued	130	133

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3. Percentage of certificates and licenses issued within the prescribed period	100%	100%
4. Percentage of exporter and importer meat establishments registered and licensed within the prescribed period from the date of application	100%	100%
Meat Industry Sector Developed

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of beneficiary LGU meat facilities that are compliant to national standards and are properly operated and maintained	25% (12/48)	65% (31/48)
2. Percentage of highly urbanized LGUs capable of performing meat inspection services	100% in 5 years	80% (26/33)
Output Indicator
1. Number of LGU Meat Inspectors trained to perform meat inspection service	400	400

G. PHILIPPINE CARABAO CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Carabao-based enterprises enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Carabao-based enterprises enhanced

NATIONAL CARABAO DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of clients of genetically improved buffaloes (crossbred owners)	13,860	5% Annually
2. Percentage increase in the family income from dairy carabao-based enterprises (among value-chain players)	20%	10%
3. Percentage of technology adopters/users		20% in 3 years
Output Indicators
1. Percentage increase in the number of clients directly provided with production support services	187,118	5%
2. Percentage of clients who rated the goods and services delivered as satisfactory or better	90%	95%
3. Percentage of requests for technical assistance responded to within 3 days	94%	95%
4. Number of technologies developed or improved	10	10

DECEMBER 28, 2020	OFFICIAL GAZETTE	15
DEPARTMENT OF AGRICULTURE

H. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development and extensions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in the number of new technology adopters/ users	189	10% increase annually (245)
2. Percentage increase in the number of intellectual property applications filed		25% increase annually (8)
Output Indicators
1. Number of technologies developed or improved	10
2. Percentage of Research and Development results commercialized	50%	50% (8)
3. Number of individuals trained on technology utilization/ adoption	630	320

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM
Outcome Indicators
1. Percentage of policy recommendations/resolutions adopted	28%	30%
2. Percentage increase in membership of agricultural and fishery stakeholders in PCAF Consultative Bodies	6%	7%

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Output Indicators
1. Percentage of policy recommendations/resolutions endorsed within prescribed period	89%	75%
2. Number of partnership agreements with CSO and farmers / fisherfolk cooperatives forged	13	12

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the fiber industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Productivity in the fiber industry increased

FIBER DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage increase in fiber production	2% historical annual increase	10% increase within 5 years
Output Indicators
1. Number of beneficiaries of specific goods and services (planting materials, technical assistance)	5,824	6,284
a. Individual	5,774	6,236
b. Group	50	48
2. Percentage of beneficiaries who rated the goods and services delivered as satisfactory or better	80%	80%
3. Percentage of goods and services delivered within the prescribed time frame	80%	80%

FIBER INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Percentage increase of Grading Bailing Establishment (GBEs) compliant with Quality Standards set by PhilFIDA	1,211	10% increase within 5 years
Output Indicators
1. Number of Permit to Transport Fibers (PITs) issued	4,307	5,610
2. Number of Primary Certificate of Fiber Inspection (PCFI) issued	1,201	3,593
3. Number of licenses issued	1,159	1,400
4. Number of enforcement actions undertaken	6,000	8,931
5. Number of sites and facilities monitored	1,225	1,529

DECEMBER 28, 2020	OFFICIAL GAZETTE	17
DEPARTMENT OF BUDGET AND MANAGEMENT

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Allocative Efficiency and Operational Effectiveness Enhanced

2.	Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Allocative Efficiency and Operational Effectiveness Enhanced
ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM
Outcome Indicator
1. Percentage of targeted agencies with rightsized organizational structure and staffing pattern for the efficient, effective, and economical delivery of services		85%
Output Indicators
1. Percentage of approved actions on organization, staffing, compensation, position classification, management systems improvement and productivity enhancement released by the DBM within the target date	FY 2019: 96.96%	90%
2. Percentage of policy guidelines on organization, staffing, compensation, position classification, management systems improvement, and productivity enhancement issued by the DBM within the target date	FY 2019: 100%	90%

BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
1. President’s proposed appropriations aligned with the government priorities (i.e. Public Infrastructure spending increased, in % GDP)	FY 2019: 4.4%	5.3% of GDP for Infrastructure
Output Indicators
1. Budget documents under the responsibility of DBM submitted on time	FY 2019: 100%	100%
2. Percentage of requests for budget authorization and variation acted upon within the prescribed period	FY 2019: 96.96%	93%
3. Percentage of Agency Performance Reviews (APRs) conducted within the prescribed period	FY 2019: 99.84%	89%
4. Percentage of targeted number of policy directives / guidelines on budget preparation, execution, and accountability issued on the target date	FY 2019: 100%	100%

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5. Percentage of budget reviews on LGU Budgets and GOCC Corporate Operating Budgets (COB) completed within the prescribed period
A. Percentage of budget reviews on GOCC Corporate Operating Budgets (COB) completed within the prescribed period	FY 2019: 100%	100%
B. Percentage of LGUs budgets submitted with complete documentation reviewed within 75 days	FY 2019: 99.93%	98%

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM
Outcome Indicator

1. Percent increase in the rating for the two identified dimensions of Public Financial Management (PFM), i.e. credibility of the budget and policy-based budgeting of LGUs assessing their PFM systems using the PFM Assessment Tool (PFMAT) for LGUs

	FY 2019: 8.58%
Output Indicator
1. Percentage of targeted number of policy directives / guidelines issued on local expenditure management	FY 2019: 100%	100%

RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
1. Number of national government agencies with functional M&E units	FY 2019: 7 Departments
Output Indicator
1. Number of M&E directives / guidelines / tools issued	FY 2019: 2
2. Percentage of targeted agencies provided with technical assistance on time	FY 2019: 100%
3. Percentage of targeted agency participants who rated the technical assistance provided as satisfactory or better	FY 2019: 99.73%

Budget Improved Through Sustainable Fiscal Discipline and Fiscal Openness

FISCAL DISCIPLINE AND OPENNESS PROGRAM
Outcome Indicators
1. Expenditure level kept within the target NG fiscal deficit-to-GDP ratio set by the DBCC	FY 2019 Actual deficit: 3.4% of GDP Deviation from program: 0.7%	Disbursement kept within the deficit target approved by DBCC
2. Targeted PEFA or IMF-FTA budget indicators improved	FY 2019: PI 2.1: C from B PI 2.2: B from A	Improved PI 2.1 and PI 2.2 for the eight (8) Agencies
3. Philippines’ score in the Open Budget Survey (OBS) improved	FY 2019: 76	At least 71
Output Indicators
1. Percentage of targeted number of budget policy advisories submitted to and approved within one (1) revision by the DBCC	FY 2019: 100%	100%
2. Percentage of Public Expenditure Management (PEM) reforms approved by Authorities and issued through policy guidelines / directives	FY 2019: 100%	90%
3. All seven (7) essential budget documents (in the OBI) under DBM responsibility published on time	FY 2019: 6	7

DECEMBER 28, 2020	OFFICIAL GAZETTE	19
DEPARTMENT OF BUDGET AND MANAGEMENT

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient Government Operations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Efficient Government Operations

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM
Outcome Indicator
1. Percentage of Agency Procurement Compliance and Performance Indicator (APCPI) results evaluated by the GPPB-TSO with an average rating / score of “2.00” or better	23%	15%
Output Indicators
1. Percentage of procurement policy recommendations approved by the GPPB	160%	80%
2. Percentage of agencies evaluated under APCPI system	25%	25%
3. Percentage of target number of agencies covered by training or professionalization program	117%	80%

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VII. DEPARTMENT OF EDUCATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

EDUCATION POLICY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of completed education researches used for policy development	100%	30%
2. Percentage of satisfactory feedback from clients on issued policies	81%	78%
Output Indicators
1. Number of policies formulated, reviewed, and issued	38	30
2. Number of education researches completed	652	320
3. Number of proposed policies reviewed	97	70

BASIC EDUCATION INPUTS PROGRAM
Outcome Indicators
1. Percentage of public schools meeting the standard ratio for teachers
a. Elementary	36,911	97% (35,923) SY 2021-2022
b. Junior High School	9,022	83%(7,504) SY 2021-2022
c. Senior High School	6,877	84%(5,778) SY 2021-2022
2. Percentage of public schools meeting the standard ratio for classrooms
a. Grades 1-10	46,932	89% (41,779)
b. Senior High School	7,045	18% (1,277)
3. Percentage of public schools provided with Information and Communications Technology (ICT) packages
a. Elementary	94% (36,689/39,022)	100% schools with electricity
b. Junior High School	88% (7,807/18,893)	100% schools with electricity
c. Senior High School	95% (6,480/6,792)	100% schools with electricity
Output Indicators
1. Number of:
a. New classrooms constructed	180	1,035
b. New classrooms on-going construction	3,033	4,139

DECEMBER 28, 2020	OFFICIAL GAZETTE	21
DEPARTMENT OF EDUCATION

c. Textbooks and instructional / learning materials procured for printing and delivery	11,677,918	4,279,000
2. Number of equipment/tools procured for distribution
a. Science and Math	8,565,130 pieces	7,730,038 pieces
b. Technical and Vocational Livelihood	24,847 pieces	215,490 pieces
c. ICT	46,380 packages	37,221 packages
3. Number of newly-created teaching positions filled up	6,882	10,000

INCLUSIVE EDUCATION PROGRAM
Outcome Indicators
1. Percentage of learners enrolled in:
a. Special Education (SPED) - public	1.58% (439,703)	2.01% (450,000)
b. Arabic Language Islamic Values Education (ALIVE) - public and private	0.61% (168,497)	0.76% (170,000)
c. Indigenous Peoples Education (IPED) - public	0.61% (168,634)	0.58% (129,000)
d. Alternative Learning system (ALS)	2.74% (759,723)	3.08% (690,208)
2. Percentage of learners provided with learning resources	No Data Available	100% (18,055,126)
Output Indicators
1. Number of schools offering the following programs:
a. ALIVE - public and private	4,418	4,418
b. IPED - public	3,034	3,070
c. SPED - public	17,527	17,527
2. Number of public schools provided with learning resources	No Data Available	47,188

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM
Outcome Indicators
1. Retention rate	99%	92%
a. Elementary
b. Secondary (Grades 7 - 12)	96%	79%
2. Completion rate	97%	90%
a. Elementary
b. Secondary (Grades 7 - 12)	77%	77%
3. Proportion of learners achieving at least nearly proficient in National Achievement Test (NAT)
a. Elementary (Grade 6)	16%	34%
b. junior High School (Grades 10)	34%	52%
c. Senior High School (Grades 12)	14%	19%
Output Indicators
1. Number of learners benefiting from the School Based Feeding Program	1,796,421	1,775,349
2. Number of grantees:
a. Education Service Contracting (ESC)	1,078,778	1,149,975
b. Senior High School Voucher	1,284,480	1,417,613
c. Joint Delivery Voucher Program	88,933	89,300

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in percentage of schools conducting schools learning action cell sessions	69%	5%
Output Indicators
1. Number of public school teachers and teaching-related staff trained	247,966	165,389

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GENERAL APPROPRIATIONS ACT, FY 2021

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Readiness of Filipino Children for Kindergarten Achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Readiness of Filipino Children for Kindergarten Achieved

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of children from age zero (0) to four (4) years enrolled in Child Development Centers (CDCs)	12,087	75% (9,065)
2. Percentage of ECCD Centers accredited/recognized	No Data Available	85%
3. Percentage of LGUs that support the implementation of their ECCD Program	648 LGUs	92% (11/12)
Output Indicators
1. ECCD centers established/expanded
Number of National Child Development Centers (NCDCs) established	648 (FY 2013-FY 2019)	12
Number of Day Care Centers converted into CDCs	1,880 (FY 2013-FY 20 19)	0
2. Number of ECCD Service Providers trained for capacity-building	2,576	1,800
3. ECCD Centers provided with assistance for accreditation/ recognition
Percentage of targeted NCDC sites trained in the utilization of the accreditation/ recognition tool	No Data Available	90% (72/80)
Percentage of accreditation/recognitions conferred to CDCs and learning centers upon submission of complete documents from DSWD	No Data Available	90%

C. NATIONAL BOOK DEVELOPMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Local book publishing industry developed

PERFORMANCE INFORMATION

DECEMBER 28, 2020	OFFICIAL GAZETTE	23
DEPARTMENT OF EDUCATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Local book publishing industry developed

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of manuscripts / titles by NBDB-registered authors	1,429	5% (1,500)
2. Percentage increase in the number of titles published by NBDB-registered authors / publishers	3,395	2% (3,463)
3. Percentage increase in the gross revenue of NBDB- registered publishers	P1.94B	5% (P2.04B)
Output Indicators
1. Number of capacity-building and trade promotion initiatives undertaken	39	21
2. Number of awards, grants, and incentives given	27	10
3. Number of policies developed, researches conducted, information systems developed and / or managed, and information campaigns conducted	14	7

D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Quality Child-Friendly Television Programs Promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Quality Child-Friendly Television Programs Promoted

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of television airtime dedicated to child-friendly programs	15% (3.6 hours)	10% (2.4 hours)
2. Number of policies concerning children and media prepared which are adopted / approved by concerned agencies	1	1
Output Indicators
1. Number of policies concerning children and media prepared and presented to concerned agencies	1	1
2. Number of workshops, seminars, trainings, and conferences conducted	51	20
3. Percentage of participants of workshops, seminars, trainings, and conferences who rate the activities as good or better	93% (3,156/3,404)	90% (549/610)

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GENERAL APPROPRIATIONS ACT, FY 2021

E. NATIONAL MUSEUM OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management and preservation of museums, collections, and cultural properties strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Management and preservation of museums, collections, and cultural properties strengthened

MUSEUMS PROGRAM
Outcome Indicators
1. Number of visitors to the museums managed and percentage increase over the previous year	296,298	325,928 (10% increase)
2. Percentage of visitors who rated the museums as good or better	96.60% (18,599 / 19,253)	91% (4,550 / 5,000)
3. Percentage of visitors who rated the quality of preservation and conservation as good or better	96.14% (18,509 / 19,253)	85% (4,250 / 5,000)
4. Percentage of visitors who rated the quality of exhibition material maintenance as good or better	95.26% (18,340 / 19,253)	90% (4,500 / 5,000)
5. Average percentage of year for which protected and preserved properties are accessible to the public during normal business hours	83.56% (305 / 365 calendar days)	82% (305 / 365 calendar days)
6. Percentage increase in cultural properties registered and declared as National Cultural Treasures (NCT) or Important Cultural Property (ICP)	31 NCTs/ICPs with resolution for declaration	11% (34 for declaration as NCTs/ICPs under nomination/documentation)
Output Indicators
1. Number of days the museum is open for public viewing	305	300
2. Number of trainings / lectures or workshops conducted	132	35
3. Number of cultural properties under protection and preservation	452 NCTs/ICPs with resolution for declaration	452
4. Number and percentage increase in researches published, exhibited and presented in international conferences	24 publications; 11 exhibitions	26 publications (8% increase) 12 exhibitions (9% increase)

F. PHILIPPINE HIGH SCHOOL FOR THE ARTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of artistically gifted students to complete quality secondary education achieved

DECEMBER 28, 2020	OFFICIAL GAZETTE	25
DEPARTMENT OF EDUCATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2020 TARGETS
Access of artistically gifted students to complete quality secondary education achieved
SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM
Outcome Indicators
1. Enrollment of artistically gifted students	204	95% (194)
2. Percentage increase in National Achievement Test (NAT) scores of PHSA students annually	No Data Available	2%
3. Percentage increase in beneficiaries of outreach performances / workshops	1,500	5% (1,575)
Output Indicators
1. Number of artistically gifted students trained	190	200
2. Average NAT scores for PHSA as a ratio to the Average NAT score	No Data Available	85%
3. Percentage of research-based artworks, published, staged / mounted at the end of the school year	23	90% (21)

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GENERAL APPROPRIATIONS ACT, FY 2021

VIII. STATE UNIVERSITIES AND COLLEGES

A. NATIONAL CAPITAL REGION (NCR)

A.1. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.41% (290 /668)	45%
2. Percentage of graduates (2 years prior) that are employed	2.6% (62 / 2388)	3%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.18% (12,782 /20,556)	61.24% (10,320/16,852)
2. Percentage of undergraduate programs with accreditation	84% (21 / 25)	76% (25/33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2.78%(1 / 36)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	47.22%(17 / 36)	60% (3/5)
c. producing technologies for commercialization or livelihood improvement or	11.76%(2 / 17)	0%
d. whose research work resulted in an extension program	17.67%(3 / 17)	0%

DECEMBER 28, 2020	OFFICIAL GAZETTE	27
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18.10% (225 / 1,243)	30.83% (476/1,544)
2. Percentage of accredited graduate programs	100% level 1 (9 / 9)	55% (6/11)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	46	48
2. Percentage of research outputs presented in national, regional, and international forums within the year	100% (145 /145)	100% (48/48)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	19
Output Indicators
1. Number of trainees weighted by the length of training	2,510	3,665
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	60
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	85%

A.2. MARIKINA POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.27%	58.20%
2. Percentage of graduates (2 years prior) that are employed	10%	43.87%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	28%	30%
2. Percentage of undergraduate programs with accreditation	100%	100%

A.3. PHILIPPINE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	90% (1,917 /2,133)	90%
2. Percentage of graduates (2 years prior) that are employed	85% (1,818 /2,139)	85%
Output Indicators
1. Percentage of undergraduate enrolled in CHED-identified and RDC-identified priority programs	I00% (5,206 / 5,206)	100%
2. Percentage of undergraduate with accreditation	94% (32 / 34)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0	0

DECEMBER 28, 2020	OFFICIAL GAZETTE	29
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	81% (17 / 21)	90%
c. producing technologies for commercialization or livelihood improvement or	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98% (2,109 / 2,160)	98%
2. Percentage of accredited graduate programs	40% (24 / 60)	40%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	0
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	51%	52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	38
Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	37	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (10 / 10)	100%

A.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

30	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary edncation increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	72%
2. Percentage of graduates (2 years prior) that are employed	30%	53%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	50%
2. Percentage of undergraduate programs with accreditation	69%	42%

A.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64.49%	64.69%
2. Percentage of graduates (2 years prior) that are employed	53.84%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78.49%	79.10%
2. Percentage of undergraduate programs with accreditation	28.10%	51.32%

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	31
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2.20%	2.82%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	31.87%	18.01%
c. producing technologies for commercialization or livelihood improvement or	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	73.68%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	114	116
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	12.41%	13.14%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	100	102
Output Indicators
1. Number of trainees weighted by the length of training	3,145	3,400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.34%	97.64%

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GENERAL APPROPRIATIONS ACT, FY 2021

A.6. RIZAL TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.98%	56%
2. Percentage of graduates (2 years prior) that are employed	50%	51%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95%	96%
2. Percentage of undergraduate programs with accreditation	79%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	70%	71%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	79%	80%
c. producing technologies for commercialization or livelihood improvement or	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	98%
2. Percentage of accredited graduate programs	90%	91%

DECEMBER 28, 2020	OFFICIAL GAZETTE	33
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6
Output Indicators
1. Number of research outputs completed within the year	45	46
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	80%	81%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	26
Output Indicators
1. Number of trainees weighted by the length of training	2,000	2,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	35	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	91%

A.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

l.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	72%	72.75%
2. Percentage of graduates (2 years prior) that are employed	50%	50%

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GENERAL APPROPRIATIONS ACT, FY 2021

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	97%
2. Percentage of undergraduate programs with accreditation	93%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	1%	22%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	13%	46%
c. producing technologies for commercialization or livelihood improvement or	0	1%
d. whose research work resulted in an extension program	1%	1%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	16%	100%
2. Percentage of accredited graduate programs	41%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	12
Output Indicators
1. Number of research outputs completed within the year	40	83
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	17.90%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	32
Output Indicators
1. Number of trainees weighted by the length of training	7,494	8,883
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	96
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	97%

DECEMBER 28, 2020	OFFICIAL GAZETTE	35
STATE UNIVERSITIES AND COLLEGES

A.8. UNIVERSITY OF THE PHILIPPINES SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers who passed the licensure exams	80%	85% (2,472 out of 2,909))
2. Percentage of graduates (2 years prior) that are employed	81%	83% (1,802 out if 2,172)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	50% (36,919 out of 73,838)
2. Percentage of undergraduate programs with accreditation	Not applicable	Not applicable

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	—	7% (101 out of 1,443)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	40%	42% (606 out of 1,443)
c. producing technologies for commercialization or livelihood improvement or		1% (14 out of 1,443)
d. whose research work resulted in an extension program		10% (144 out of 1,443
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	50% (19,348 out of 38,696)
2. Percentage of accredited graduate programs	Not applicable	Not applicable

36	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	888	950
Output Indicators
1. Number of research outputs completed within the year	868	800
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	37%	45% (180 out of 400)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	300	200
Output Indicators
1. Number of trainees weighted by the length of training	50,000	55,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1,500	1,000
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	90% (48,150 out of 53,500)

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Hospital infection rate	0.92%	0.75% (430 out of 57,392 patients	)
Output Indicators
1. Doctor to hospital bed ratio	1.99	1.31% (1.334 beds to I,022 doctors	)
2. Bed occupancy rate	78%	81% (394,397 inpatient care/days (1,334 beds x 365 days	)
3. Average inpatient waiting time for elective surgeries	12 weeks	8 weeks

B. REGION I - ILOCOS

B.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 28, 2020	OFFICIAL GAZETTE	37
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	58.92%	60.01%
2. Percentage of graduates (2 years prior) that are employed	4.15%	50.50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	92.50%
2. Percentage of undergraduate programs with accreditation	57.14%	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	11%	15%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	10%	14.10%
c. producing technologies for commercialization or livelihood improvement or	7%	10.10%
d. whose research work resulted in an extension program	8%	13.10%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	59.46%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	14
Output Indicators
1. Number of research outputs completed within the year	48	50

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	25%	26%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	45	56
Output Indicators
1. Number of trainees weighted by the length of training	7,103	10,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	45	66
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

B.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70%	77%
2. Percentage of graduates (2 years prior) that are employed	78%	82%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67%	77%
2. Percentage of undergraduate programs with accreditation	70%	83%

DECEMBER 28, 2020	OFFICIAL GAZETTE	39
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2%	5%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	2%	5%
c. producing technologies for commercialization or livelihood improvement or	2%	4%
d. whose research work resulted in an extension program	2%	5%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	20%
2. Percentage of accredited graduate programs	60%	70%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	9
Output Indicators
1. Number of research outputs completed within the year	27	30
2. Percentage of research outputs presented in national, regional, and international fora within the year	26%	32%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	4,981	5,000
2. Number of extension programs organized and supported consistent with the SUC’s mandate and priority programs	45	55
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2021

B.3. MARIANO MARCOS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	75.80%	75.80%
2. Percentage of graduates (2 years prior) that are employed	90.50%	91%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	68%	78.73%
2. Percentage of undergraduate programs with accreditation	92%	94%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty population enrolled in research degree of the following:
a. pursuing advanced research degree programs (Ph.D) or	26%	29%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	48%	54%
c. producing technologies for commercialization or livelihood improvement or	11%	13%
d. whose research work resulted in an extension program	15.30%	18%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	60%	70%
2. Percentage of accredited graduate programs	90%	90%

DECEMBER 28, 2020	OFFICIAL GAZETTE	41
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	16	17
Output Indicators
1. Number of research outputs completed within the year	5	20
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	36
Output Indicators
1. Number of trainees weighted by the length of training	5,360	6,650
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

B.4. NORTH LUZON PHILIPPINES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	47.99%	56.84%
2. Percentage of graduates (2 years prior) that are employed	36%	45.08%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	56.47%	56.47%
2. Percentage of undergraduate programs with accreditation	55.56%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three (3) years utilized by the industry or by other beneficiaries	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	26	32
2. Percentage of research outputs presented in national, regional and international forums within the year	67.14%	78.02%

B.5. PANGASINAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	58.75%	60%
2. Percentage of graduates (2 years prior) that are employed	54%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49.10%	63%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	43
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	1.72%	4%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	12.20%	19%
2. Percentage of accredited graduate programs	0%	43%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	7
Output Indicators
1. Number of research outputs completed within the year	132	135
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	40%	41%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	28	31
Output Indicators
1. Number of trainees weighted by the length of training	4,500	5,800
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	11
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99.86%	100%

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GENERAL APPROPRIATIONS ACT, FY 2021

B.6. UNIVERSITY OF NORTHERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50%	50%
2. Percentage of graduates (2 years prior) that are employed	44%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	58%	58%
2. Percentage of undergraduate programs with accreditation	91%	91%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	17%	17%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	80%	82%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	83%	83%

DECEMBER 28, 2020	OFFICIAL GAZETTE	45
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	6
Output Indicators
1. Number of research outputs completed with in the year	35	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal with in the year	13.50%	13.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension services	40	40
Output Indicators
1. Number of trainees weighted by the length of training	5,520	5,520
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	130	130
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94%	94%

C. CORDILLERA ADMINISTRATIVE REGION (CAR)

C.1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	N/A	25%

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2. Percentage of graduates (2 years prior) that are employed	N/A	15%
3. Average percentage passing in licensure exam by the SUC graduates over national average percentage passing in board programs covered by the SUC	51.90%	N/A
4. Percentage change in number of students awarded financial aid who completed their degrees	2.50% (82)	N/A
5. Percentage change in number of graduates in priority program	0.07%	N/A
6. Percentage change in number of students in priority programs awarded financial aid	9.65% (534)	N/A
7. Percentage change in number of students awarded financial aid who completed their degrees	2.27% (90)	N/A
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	N/A	90%
2. Percentage of undergraduate programs with accreditation	N/A	86.36% (19/22)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of Research outputs in the last three years utilized by other beneficiaries	N/A	3
2. Number of R&D outputs patented / commercialized / used by the industry or by the other beneficiaries
a. Adopted by the industry / small and medium enterprises / LGU / Community-based Organizations;	1	N/A
b. Applied in course instruction	2	N/A
3. Number of R&D outputs in the fields of agro-industrial technology published in CHED recognized refereed journals	1	N/A
4. Percentage change in number of faculty engaged in research work applied in the following:
a. Pursuing advanced research degree programs or	33.33% (4)	N/A
b. Publishing (investigative, or basic and applied scientific research) or	N/A	N/A
c. Producing technologies for commercialization or livelihood improvement	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	N/A	30
2. Percentage of research outputs presented in national, regional and international forums within the year	N/A	53.33% (16/30)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active parnership with LGUs, industries, NGOs NGAs, SMEs and other stakeholders as a result of extension services	N/A	14

DECEMBER 28, 2020	OFFICIAL GAZETTE	47
STATE UNIVERSITIES AND COLLEGES

2. Percentage change in number in partnerships with LGUs, industry, small and medium enterprises, and local entrepreneurs and other national agency in developing, implementing or using new technologies relevant to agro-industrial development

	7.69% (14)	N/A
3. Percentage change in number of poor beneficiaries of technology transfer I extension programs and activities leading to livelihood improvement	4% (258)	N/A
Output Indicators
1. Number of trainees weighted by the length of training	N/A	1,370
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	N/A	85%

C.2. APAYAO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure examination	34.65%	40%
2. Percentage of graduates (2 years prior) that are employed	69%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CUED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82.35%	100%

Higher education research improved to promote economic productivity and innovation

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RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or other beneficiries	N/A	13
2. Percentage increase in the percentage of research and development outputs completed	0	N/A
3. Percentage increase in the percentage of research and development outputs disseminated	0	N/A
Output Indicators
1. Number of research outputs completed within the year	N/A	40
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%
3. Number of research and development outputs completed within the last three years	70	N/A

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	8
Output Indicators
1. Number of trainees weighted by the length of training	3,442	3,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.3. BENGUET STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	49
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	67.78%	70.26%
2. Percentage of graduates (2 years prior) that are employed	62.05%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.52%	80%
2. Percentage of undergraduate programs with accreditation	72.73%	91%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	23.76%	5%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	26.52%	70%
c. producing technologies for commercialization or livelihood improvement or	10.50%	0%
d. whose research work resulted in an extension program	8.29%	0%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	96.88%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	23
Output Indicators
1. Number of research outputs completed within the year	49	60
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	75%	45%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11

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Output Indicators
1. Number of trainees weighted by the length of training	11,929	11,955
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	7
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	98%

C.4. IFUGAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	62.57%	70%
2. Percentage of graduates (2 years prior) that are employed	35.67%	36%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	86%	86%
2. Percentage of undergraduate programs with accreditation	67%	71%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	8%	14%

DECEMBER 28, 2020	OFFICIAL GAZETTE	51
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	14%	21%
c. producing technologies for commercialization or livelihood improvement or	0%	7%
d. whose research work resulted in an extension program	0%	7%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	29	29
Output Indicators
1. Number of research outputs completed within the year	45	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	17%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	62	124
Output Indicators
1. Number of trainees weighted by the length of training	7,845	7,845
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.5. KALINGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	29.87%	55%
2. Percentage of graduates (2 years prior) that are employed	30%	41%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.73%	85%
2. Percentage of undergraduate programs with accreditation	88%	88%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	41	74
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	13%	32.43%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	10
Output Indicators
1. Number of trainees weighted by the length of training	2,700	2,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	85%

DECEMBER 28, 2020	OFFICIAL GAZETTE	53
STATE UNIVERSITIES AND COLLEGES

C.6. MOUNTAIN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Output Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	57.50%	55.51%
2. Percentage of graduates (2 years prior) that are employed	43%	45%
Outcome Indicators
1. Percentage of undergraduate students enrolled in CUED-identified and RDC-identified priority programs	93.39%	95.99%
2. Percentage of undergraduate programs with accreditation	95.24%	83%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Output Indicators
1. Number of research in the last three years utilized by the industry or by other beneficiaries	1	5
2. Percentage increase in research outputs competed within the year	96.36%	N/A
3. Percentage increase in the number of research outputs presented in National, Regional and International Forums in the last three (3) years	72%	N/A
4. Percentage increase in the number of research outputs in the last three (3) years utilized by the Industry or by other beneficiaries	100%	N/A
Output Indicators
1. Number of research outputs completed within the year	6	25
2. Percentage of research outputs presented in national, regional, and international for a within the year	N/A	60%
3. Percentage of research outputs presented in national regional and international forums in the last three (3) years	70%	N/A

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	20
Output Indicators
1. Number of trainees weighted by the length of training	517	705
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92%	96%

D. REGION II - CAGAYAN VALLEY

D.1. BATANES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	(10/40	)=25%	(18/31	)=58%
2. Percentage of graduates (2 years prior) that are employed	(11/59	)=19%	(70/108	)=71%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	(198/440	)=45%	(350/500	)=70%
2. Percentage of undergraduate programs with accreditation	(5/7	)=71%	(7/7	)=100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	55
STATE UNIVERSITIES AND COLLEGES

D.2. CAGAYAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56.67%	50% (1,750/3,500)
2. Percentage of graduates (2 years prior) that are employed	72%	60% (2,400/4,000)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70.42%	60% (1,080/1800)
2. Percentage of undergraduate programs with accreditation	47.19%	80% (60/75)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	57% (8/14)
a. pursuing advanced research degree programs (Ph.D) or	18%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	10%
c. producing technologies for commercialization or livelihood improvement or	5%
d. whose research work resulted in an extension program	10.59%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	95%	100% (850/850)
2. Percentage of accredited graduate programs	3.33%	60% (18/30)

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		13
Output Indicators
1. Number of research outputs completed within the year	89	50
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	80% (71/80)	25% (13/50)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	16
Output Indicators
1. Number of trainees weighted by the length of training	2,835	8,047
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	97% (6,790/7,000)

D.3. ISABELA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44%	54% (1,944/3,600)
2. Percentage of graduates (2 years prior) that are employed	33%	25% (1,700/6,800)

DECEMBER 28, 2020	OFFICIAL GAZETTE	57
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50% (15,663/31,326)	60% (15,116/25,193)
2. Percentage of undergraduate programs with accreditation	78.82% (67 /85)	68.24% (58/85)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	46% (28/61)	53.33% (32/60)
c. producing technologies for commercialization or livelihood improvement or	16% (8/50)	10% (6/60)
d. whose research work resulted in an extension program	12% (6/50)	8.33% (5/60)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	80% (812.80/1,060)	85% (1,352/1,590)
2. Percentage of accredited graduate programs	100% (212)	60% (15/25)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	7
Output Indicators
1. Number of research outputs completed within the year	27	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15.58% (12/77)	10.39% (8/17)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	40	35
Output Indicators
1. Number of trainees weighted by the length of training	1,192	1,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	138	100

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98% (478/486)	95% (480/505)

D.4. NUEVA VIZCAYA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMJITION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70% (502/715)	54% (505/935)
2. Percentage of graduates (2 years prior) that are employed	71% (854/1,202)	72% (910/1,264)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76% (12,259/16,115)	77% (12,705/16,500)
2. Percentage of undergraduate programs with accreditation	87% (39/45)	73.33% (33/45)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	85% (52/61)	86.6% (52/60)
a. pursuing advanced research degree programs (Ph.D) or	6.55% (4/61)	6.6% (4/60)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	60.66% (37/61)	61.6% (37/60)
c. producing technologies for commercialization or livelihood improvement or	11.48% (7/61)	11.6% (7/60)
d. whose research work resulted in an extension program	6.55% (4/61)	6.6% (4/60)

DECEMBER 28, 2020	OFFICIAL GAZETTE	59
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	0.99% (7/710)	1.14% (8/100)
2. Percentage of accredited graduate programs	60% (16/26)	65.39% (17/26)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	25
Output Indicators
1. Number of research outputs completed within the year	48	16
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	32% (16/40)	37% (6/16)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	17
Output Indicators
1. Number of trainees weighted by the length of training	2,820	1,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (622/622)	100% (638/638)

D.5. QUIRINO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	55.03% (126/229)
2. Percentage of graduates (2 years prior) that are employed	82%	83.85% (192/229)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	89.98%	100% (4,636/4,636)
2. Percentage of undergraduate programs with accreditation	50%	71.78.% (14/18)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty population enrolled in research degree of the following:
a. pursuing advanced research degree programs (Ph.D) or	38.88%	26.67% (4/ 15)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	44.44%	73.34% (11I 15)
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.44%	75.97% (275/362)
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	12	10
Output Indicators
1. Number of research outputs completed within the year	20	40
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	16% (8/50)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	21

DECEMBER 28, 2020	OFFICIAL GAZETTE	61
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3,742	5,140
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	I00% (3,500/3,500)

E. REGION III - CENTRAL LUZON

E.1. AURORA STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	80.47% (44.38%/55.15% )	45.54% (46/101)
2. Percentage of graduates (2 years prior) that are employed	11.25% (36/320)	62.18% (365/587)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.51% (1,804/1970)	146.92% (2,505/1,1,705)
2. Percentage of undergraduate programs with accreditation	36.36% (4/11)	100% (9/9)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	25	11

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2. Percentage of research outputs presented in national, regional, and international fora within the year	95%	81.81% (9/11)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	12
Output Indicators
1. Number of trainees weighted by the length of training	1,737	2,070
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (2,095/2,095)

E.2. BATAAN PENINSULA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams that are employed	48%	52% (512/984)
2. Percentage of graduates (2 years prior) that are employed	12%	35% (1,079/3,083)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.29%	87% (12,602/14,485)
2. Percentage of undergraduate programs with accreditation	93.62%	100% (20/20)

DECEMBER 28, 2020	OFFICIAL GAZETTE	63
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	9
Output Indicators
1. Number of research outputs completed within the year	28	50
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	32%	30% (43/145)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	5	22
Output Indicators
1. Number of trainees weighted by the length of training	9,273	10,080
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	20
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90% (1,890/2,100)

E.3. BULACAN AGRICULTURAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	110%	110% (1,100/1,000)
2. Percentage of graduates (2 years prior) that are employed	89%	90% (832/924)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100% (3,000/3,000)
2. Percentage of undergraduate programs with accreditation	81.82%	100% (11/11)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	16	18
2. Percentage of research outputs presented in national, regional, and international fora within the year	75%	77.78% (14/18)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	23
Output Indicators
1. Number of trainees weighted by the length of training	2,324	2,450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	87% (2,132/2,450)

E.4. BULACAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 28, 2020	OFFICIAL GAZETTE	65
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.64%	58.10% (1,503/2,587)
2. Percentage of graduates (2 years prior) that are employed	81.60%	83.12% (10,144/12,204)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100% (54,117/54,117)
2. Percentage of undergraduate programs with accreditation	59.64%	82.76% (48/58)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	32.31% (21/65)	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	49.23% (32/65)	73.53% (50/68)
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	4.62% (3/65)	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	92.31% (2,065/2,231)	100% (2,000/2,000)
2. Percentage of accredited graduate programs	100% (5/5)	100% (14/14)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	54	58

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	21.60%	26.30 (15/51)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	26
Output Indicators
1. Number of trainees weighted by the length of training	14,492	8,130
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	243	210
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	82.89% (315/380)	86.32% (328/380)

E.5. CENTRAL LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicator
1. Percentage of first-time licensure exam takers that pass the licensure exams	119%	65% (975/1,500)
2. Percentage of graduates (2 years prior) that are employed	17% (300/1,733)	14.45% (300/2,076)
Output Indicator
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (10,170)	75% (8,565/11,420)
2. Percentage of undergraduate programs with accreditation	82%	82% (18/22)

DECEMBER 28, 2020	OFFICIAL GAZETTE	67
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	6% (7/110)	6% (8/136)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	62% (68/110)	62% (84/ 136)
c. producing technologies for commercialization or livelihood improvement or	4% (4/110)	5% (7/136)
d. whose research work resulted in an extension program	9% (10/110)	11% (15/136)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.38% (662/749)	88.38% (758/858)
2. Percentage of accredited graduate programs	95%	80% (18/23)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	4
Output Indicators
1. Number of research outputs completed within the year	50	50
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	42%	21% (26/125)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	3
Output Indicators
1. Number of trainees weighted by the length of training	15,525	15,567
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	3
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (14,010/14,010)

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E.6. DON HONORIO VENTURA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	84%	48% (1,200/2,500)
2. Percentage of graduates (2 years prior) that are employed	60.32%	73% (3,953/5,415)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	81.61%	92% (16,560/18,000)
2. Percentage of undergraduate programs with accreditation	48.14%	78% (18/22)

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	15% (3/20)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	60% (1,200/2,000)
2. Percentage of accredited graduate programs	N/A	10% (1/10)

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	69
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	12	25
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	N/A	45% (11/25)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	23
Output Indicators
1. Number of trainees weighted by the length of training	620	2,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	87% (870/1,000)

E.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	60% (998/1,665))
2. Percentage of graduates (2 years prior) that are employed	5%	25% (898/3,590)

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	91% (18,246/20,050)
2. Percentage of undergraduate programs with accreditation	100% (61/61)	100% (61/61)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	38%	40% (8/19)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	60%	80% (15/19)
c. producing technologies for commercialization or livelihood improvement or	20%	20% (4/19)
d. whose research work resulted in an extension program	20%	37% (7/19)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	78% (975/1,250)
2. Percentage of accredited graduate programs	80%	100% (17/17)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	6
Output Indicators
1. Number of research outputs completed within the year	24	50
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	3%	18% (22/123)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	12
Output Indicators
1. Number of trainees weighted by the length of training	6,200	10,830
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	89% (6,453/1,250)

DECEMBER 28, 2020	OFFICIAL GAZETTE	71
STATE UNIVERSITIES AND COLLEGES

E.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.50%	54% (314/581)
2. Percentage of graduates (2 years prior) that are employed	61.50%	62.75% (549/875)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.50%	76.50% (4,122/5,388)
2. Percentage of undergraduate programs with accreditation	76.50%	86.36% (19/22)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	16.20%	18.18% (6/33)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	20%	21.21% (1/33)
c. producing technologies for commercialization or livelihood improvement or	16.30%	18.18% (6/33)
d. whose research work resulted in an extension program	16.20%	18.18% (6/33)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	59.50%	64.14% (175/290)
2. Percentage of accredited graduate programs	76.50%	83.33% (5/6)

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	14
Output Indicators
1. Number of research outputs completed within the year	16	19
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	26.20%	27.27% (9/33)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	12
Output Indicators
1. Number of trainees weighted by the length of training	3,158	3,181
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	9
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	79.50%	81.25% (2,595/3,194)

E.9. PHILIPPINE MERCHANT MARINE ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65%	70% (124/178)
2. Percentage of graduates (2 years prior) that are employed	0%	85% (147/114)

DECEMBER 28, 2020	OFFICIAL GAZETTE	73
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	0%	100% (925/925)
2. Percentage of undergraduate programs with accreditation	N/A	N/A

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	I00% (83/83)
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	2	3
2. Percentage of research outputs presented in national, regional, and international for a within the year	66.67% (2/3)	66.67% (2/3)

E.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.56% (379/735)	51.84% (253/488)
2. Percentage of graduates (2 years prior) that are employed	75% (867/1,156)	80.10% (1,457/1,819)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55.43% (7,993/14,420)	56% (6,076/10,850)
2. Percentage of undergraduate programs with accreditation	58.33% (21/36)	80% (28/35)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	23.08% (3/13)	28.57% (2/7)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	50% (20/40)	75.86% (22/29)
c. producing technologies for commercialization or livelihood improvement or	15% (6/40)	34.48% (10/29)
d. whose research work resulted in an extension program	20% (8/40)	37.93% (11/29)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	82.79% (808/976)	88.86% (1,109/1,248)
2. Percentage of accredited graduate programs	66.67% (4/6)	100% (7/7)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	12
Output Indicators
1. Number of research outputs completed within the year	32	43
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	25% (8/32)	25.58% (11/43)

DECEMBER 28, 2020	OFFICIAL GAZETTE	75
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	25
Output Indicators
1. Number of trainees weighted by the length of training	6,346	6,360
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	18
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (5,143/5,143)	100% (5,389/5,389)

E.11. TARLAC AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	41.17%	30% (77/254)
2. Percentage of graduates (2 years prior) that are employed	54.97%	35% (399/1,327)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100% (6,196/6,196)
2. Percentage of undergraduate programs with accreditation	100%	100% (15/15)

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	30% (13/42)
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	100% (380/380)
2. Percentage of accredited graduate programs	88.89%	100% (8/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	102	118
Output Indicators
1. Number of research outputs completed within the year	18	7
2. Percentage of research outputs published internationally referred or CHED recognized journal within the year	N/A	5.88% (2/34)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	19
Output Indicators
1. Number of trainees weighted by the length of training	9,500	5,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	96% (11,520/12,000)

DECEMBER 28, 2020	OFFICIAL GAZETTE	77
STATE UNIVERSITIES AND COLLEGES

E.12. TARLAC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.04%	60% (210/350)
2. Percentage of graduates (2 years prior) that are employed	75%	85% (1,370/1,605)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.90%	68% (11,164/16,418)
2. Percentage of undergraduate programs with accreditation	90.24%	100% (33/33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	100%	100% (1/1)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	47.36%	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	2.63%	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98.70%	100% (10/10)
2. Percentage of accredited graduate programs	100%	100% (10/10)

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	14
Output Indicators
1. Number of research outputs completed within the year	38	40
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15%	15% (15/99)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	33
Output Indicators
1. Number of trainees weighted by the length of training	2,300	2,665
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	91	110
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (1,846/1,846)

F. REGION IVA - CALABARZON

F.1. BATANGAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	69%

DECEMBER 28, 2020	OFFICIAL GAZETTE	79
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	65%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.82%	79.22%
2. Percentage of undergraduate programs with accreditation	95.60%	97%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	25%	26%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	63.73%	76%
2. Percentage of accredited graduate programs	72%	85%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	21
Output Indicators
1. Number of research outputs completed within the year	12	14
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	5%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	110	116
Output Indicators
1. Number of trainees weighted by the length of training	8,795	9,586
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	316	339

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94.50%	96%

F.2. CAVITE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	102.55%	12%
2. Percentage of graduates (2 years prior) that are employed	30%	51%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	60.83% (21,821/35,870)	75%
2. Percentage of undergraduate programs with accreditation	62% (53/86)	98% (89/91)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	6% (4/63)	6%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	27% (17/63)	50%
c. producing technologies for commercialization or livelihood improvement or	2% (1/63)	11%
d. whose research work resulted in an extension program	3% (2/63)	7%

DECEMBER 28, 2020	OFFICIAL GAZETTE	81
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	65% (360/550)	94%
2. Percentage of accredited graduate programs	50% (4/8)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	16
Output Indicators
1. Number of research outputs completed within the year	44	64
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10% (21/204)	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	30
Output Indicators
1. Number of trainees weighted by the length of training	11,810	12,050
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	76.40% (7,415/9,705)	98%

F.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45.38%	51%
2. Percentage of graduates (2 years prior) that are employed	67.79%	72%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45%	50%
2. Percentage of undergraduate programs with accreditation	86.36%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	120	135
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	11.41%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	164	175
Output Indicators
1. Number of trainees weighted by the length of training	10,438	10,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	47
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.93%	100%

F.4. SOUTHERN LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	83
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	50%
2. Percentage of undergraduate programs with accreditation	58%	62%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	16%	17%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	32%	32%
c. producing technologies for commercialization or livelihood improvement or	0%	2%
d. whose research work resulted in an extension program	0%	2%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	81%	83%
2. Percentage of accredited graduate programs	77%	82%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	22	25
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	10%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	38
Output Indicators
1. Number of trainees weighted by the length of training	3,088.25	3,090
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	31	33
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

F.5. UNIVERSITY OF RIZAL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.71%	55%
2. Percentage of graduates (2 years prior) that are employed	17.16%	23%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95.61%	98%
2. Percentage of undergraduate programs with accreditation	75.50%	79%

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	85
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	(11/37) 30%	38%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	(15/37) 40%	47%
c. producing technologies for commercialization or livelihood improvement or	(1/37) 2.70%	31%
d. whose research work resulted in an extension program	(4/37) 11%	14%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	2.60%	41%
2. Percentage of accredited graduate programs	10%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	5
Output Indicators
1. Number of research outputs completed within the year	26	29
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15.30%	18%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	14
Output Indicators
1. Number of trainees weighted by the length of training	3,862	4,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	87%

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G. REGION IVB - MIMAROPA

G.1. MARINDUQUE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	61.73%	64%
2. Percentage of graduates (2 years prior) that are employed	56.64%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20%	25%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	20%	30%
c. producing technologies for commercialization or livelihood improvement or	2.50%	5%
d. whose research work resulted in an extension program	5%	5%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	87
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11
Output Indicators
1. Number of research outputs completed within the year	54	60
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	19	23
Output Indicators
1. Number of trainees weighted by the length of training	3,249	3,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87.99%	88.50%

G.2. MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.80%	52.17%
2. Percentage of graduates (2 years prior) that are employed	78.71%	80.04%
3. Percentage increase in graduates of CHED-identified and RDC-identified priority program	0%	0%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	78.57%	82.14%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three (3) years utilized by the industry or by the beneficiaries	8	10
Output Indicators
1. Number of research outputs completed within the year	51	55
2. Percentage of research outputs presented in national, regional, and international fora within the year	91.33%	96.23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	10
Output Indicators
1. Number of trainees weighted by the length of training	16,150	16,220
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83.15%	86.30%

G.3. OCCIDENTAL MINDORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 28, 2020	OFFICIAL GAZETTE	89
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.89%	47.89%
2. Percentage of graduates (2 years prior) that are employed	28.61%	28.61%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.18%	91.18%
2. Percentage of undergraduate programs with accreditation	91.67%	91.67%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13
Output Indicators
1. Number of research outputs completed within the year	80	82
2. Percentage of research outputs presented in national, regional, and international fora within the year	0%	0%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	17
Output Indicators
1. Number of trainees weighted by the length of training	9,176	9,731
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	70	72
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.88%	94.42%

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G.4. PALAWAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	61%
2. Percentage of graduates (2 years prior) that are employed	21.50%	27%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97%	97%
2. Percentage of undergraduate programs with accreditation	44%	61%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20%	28%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	55%	56%
c. producing technologies for commercialization or livelihood improvement or	10%	11%
d. whose research work resulted in an extension program	5%	8%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	89%	90%
2. Percentage of accredited graduate programs	62.50%	65%

DECEMBER 28, 2020	OFFICIAL GAZETTE	91
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	33	38
Output Indicators
1. Number of research outputs completed within the year	12	16
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	33%	37%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	18
Output Indicators
1. Number of trainees weighted by the length of training	3,950	4,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	48
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	60%	73%

G.5. ROMBLON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.19%	34%
2. Percentage of graduates (2 years prior) that are employed	67.05%	70%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	87.61%	92%
2. Percentage of undergraduate programs with accreditation	45.65%	61%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	15%	9%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	10%	6%
c. producing technologies for commercialization or livelihood improvement or	8%	4%
d. whose research work resulted in an extension program	2%	4%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	0%	0%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	45	3
Output Indicators
1. Number of research outputs completed within the year	15	17
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	6%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	4
Output Indicators
1. Number of trainees weighted by the length of training	3,526	3,650
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	4
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	96%

DECEMBER 28, 2020	OFFICIAL GAZETTE	93
STATE UNIVERSITIES AND COLLEGES

G.6. WESTERN PHILIPPINES UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.65%	55%
2. Percentage of graduates (2 years prior) that are employed	91%	91%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	93.33%	93.33%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	10.76%	10.76%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	21.52%	21.52%
c. producing technologies for commercialization or livelihood improvement or	1.27%	1.27%
d. whose research work resulted in an extension program	1.27%	1.27%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	30%	37.50%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	30	32
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15%	16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	29	29
Output Indicators
1. Number of trainees weighted by the length of training	4,142	4,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	19
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.50%	99.50%

H. REGION V - BICOL

H.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.06%	59%

DECEMBER 28, 2020	OFFICIAL GAZETTE	95
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	42%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	99%	100%
2. Percentage of undergraduate programs with accreditation	75%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	11.80%	43.75%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	0%	0%
c. producing technologies for commercialization or livelihood improvement or	0%	0%
d. whose research work resulted in an extension program	0%	0%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8
Output Indicators
1. Number of research outputs completed within the year	16	24
2. Percentage of research outputs presented in national, regional, and international fora within the year	66%	67.82%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	1,588.25	1,400

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

H.2. BICOL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66%	70%
2. Percentage of graduates (2 years prior) that are employed	60%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	74%	75%
2. Percentage of undergraduate programs with accreditation	77%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	43%	50%

DECEMBER 28, 2020	OFFICIAL GAZETTE	97
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98%	98%
2. Percentage of accredited graduate programs	63%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	55	60
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	8%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	67	70
Output Indicators
1. Number of trainees weighted by the length of training	13,334	14,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	N/A
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

H.3. CAMARINES NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2021

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56%	60%
2. Percentage of graduates (2 years prior) that are employed	72%	77%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	40%
2. Percentage of undergraduate programs with accreditation	(26/27) 96%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0%	100%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	(1/14) 7.14%	(2/14) 14.29%
c. producing technologies for commercialization or livelihood improvement or	(0/14) 0%	(1/14) 7.14%
d. whose research work resulted in an extension program	(0/14) 0%	(1/14) 7.14%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	34%
2. Percentage of accredited graduate programs	(2/4) 50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	9	12
2. Percentage of research outputs presented in national, regional, and international fora within the year	59%	59%

DECEMBER 28, 2020	OFFICIAL GAZETTE	99
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	1,100	1,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	3
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	95%

H.4. CAMARINES SUR POLYTECHNIC COLLEGES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	68%	50%
2. Percentage of graduates (2 years prior) that are employed	65%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	50%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	25%	28%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or ROC-identified priority programs	25%	25%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	19	15
2. Percentage of research outputs presented in national, regional, and international for a within the year	32%	32%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	45
Output Indicators
1. Number of trainees weighted by the length of training	2,400	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	29	30
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	80%

DECEMBER 28, 2020	OFFICIAL GAZETTE	101
STATE UNIVERSITIES AND COLLEGES

H.5. CATANDUANES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.31%	62%
2. Percentage of graduates (2 years prior) that are employed	70%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	89%	90%
2. Percentage of undergraduate programs with accreditation	68%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18.% (5/28)	30%
a. pursuing advanced research degree programs (Ph.D) or	11% (3/28)	6%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	7% (2/28)	24%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	97%
2. Percentage of accredited graduate programs	42%	50%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	33%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16
Output Indicators
1. Number of trainees weighted by the length of training	2,857	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	0	80%

H.G. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	104%	62%
2. Percentage of graduates (2 years prior) that are employed	53.33%	85%

DECEMBER 28, 2020	OFFICIAL GAZETTE	103
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.58%	91.58%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	12.50%	11%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	75%	75%
c. producing technologies for commercialization or livelihood improvement or	17.50%	17.50%
d. whose research work resulted in an extension program	22.50%	22.50%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	12
Output Indicators
1. Number of research outputs completed within the year	58	69
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	19%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	15
Output Indicators
1. Number of trainees weighted by the length of training	19,281	19,367
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	24

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.92%	98%

H.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	37%	40%
2. Percentage of graduates (2 years prior) that are employed	44% (228/522)	53%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100% (6/6)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	23% (5/22)	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	64% (14/22)	79% (11/14)
c. producing technologies for commercialization or livelihood improvement or	0% (0/22)	7% (1/14)
d. whose research work resulted in an extension program	9% (2/22)	14% (2/14)

DECEMBER 28, 2020	OFFICIAL GAZETTE	105
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	67% (2/3)	100% (3/3)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	41	44
2. Percentage of research outputs presented in national, regional, and international for a within the year	46% (19/41)	59% (26/44)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	18
Output Indicators
1. Number of trainees weighted by the length of training	4,285	4,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

H.8. PARTIDO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.91%	53%
2. Percentage of graduates (2 years prior) that are employed	60%	63%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	52.49% (3,711/7,070)	53%
2. Percentage of undergraduate programs with accreditation	I00% (34/34)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	9.09%	10%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	27.27%	61.54%
c. producing technologies for commercialization or livelihood improvement or	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	I00% (296/296)	100%
2. Percentage of accredited graduate programs	100% (4/4)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	63	63
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10% (17/170)	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	6

DECEMBER 28, 2020	OFFICIAL GAZETTE	107
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	17,226.25	17,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	77.78% (7/9)	97%

H.9. SORSOGON STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57%	57%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	26%	26%
2. Percentage of undergraduate programs with accreditation	87%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	15%	15%

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b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	15%	15%
c. producing technologies for commercialization or livelihood improvement or	15%	15%
d. whose research work resulted in an extension program	15%	15%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	1%	2%
2. Percentage of accredited graduate programs	75%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	71	71
2. Percentage of research outputs presented in national, regional, and international for a within the year	46%	47%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	31	31
Output Indicators
1. Number of trainees weighted by the length of training	12,919	12,919
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	25	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94%	95%

I. REGION VI - WESTERN VISAYAS

I.1. AKLAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 28, 2020	OFFICIAL GAZETTE	109
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	52.71%	58.48	%(131/224)
2. Percentage of graduates (2 years prior) that are employed	82.33%	85	%(2,045/2,406)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	76.38%	100%
2. Percentage of undergraduate programs with accreditation
Level I	10.34%	0.00%
Level II	58.62%	20.69	%(6/29)
Level III	31.04%	72.41	%(21/29)
Level IV	0%	6.90	%(2/29)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0%	0%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	66.67%	66.67	%(16/24)
c. producing technologies for commercialization or livelihood improvement or	0.00%	0%
d. whose research work resulted in an extension program	66.67%	0.00%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84.33%	100	%(327/327)
2. Percentage of accredited graduate programs	66.67%	100	%(6/6)

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	23	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	36%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	16
Output Indicators
1. Number of trainees weighted by the length of training	3,641	3965
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	23
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.91%	93%

1.2. CAPIZ STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51%	52%
2. Percentage of graduates (2 years prior) that are employed	77%	77%

DECEMBER 28, 2020	OFFICIAL GAZETTE	111
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate studentS enrolled in CHED-identified and RDC-identified priority programs	87%	87%
2. Percentage of undergraduate programs with accreditation	68%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	15%
a. pursuing advanced research degree programs (Ph.D) or		45%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or		10%
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program		5%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	60%	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	33	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	3%	3%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	7
Output Indicators
1. Number of trainees weighted by the length of training	14,200	14,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	7

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	100%

1.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54%	57%
2. Percentage of graduates (2 years prior) that are employed	32%	45%
Output Indicators
1. Percentage of undergraduate studentS enrolled in CHED-identified and RDC-identified priority programs	54%	59%
2. Percentage of undergraduate programs with accreditation	95.83%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	16
Output Indicators
1. Number of research outputs completed within the year	74	80
2. Percentage of research outputs presented in national, regional, and international for a within the year	42%	48%

DECEMBER 28, 2020	OFFICIAL GAZETTE	113
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	11
Output Indicators
1. Number of trainees weighted by the length of training	1,704	1,860
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	13	19
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	66.70%	82.00%

I.4. CENTRAL PHILIPPINES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81%	81%
2. Percentage of graduates (2 years prior) that are employed	40%	65%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	55%	70%
2. Percentage of undergraduate programs with accreditation	15%	51.25%

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Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	37	43
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	0%	4.65%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	10
Output Indicators
1. Number of trainees weighted by the length of training	1,898	3,020
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95%

1.5. GUIMARAS STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.58%	61.60%
2. Percentage of graduates (2 years prior) that are employed	54%	73.60%

DECEMBER 28, 2020	OFFICIAL GAZETTE	115
STATE UNIVERSITIES AND COLLEGES

Output Indicators
l. Percentage of undergraduate students enrolled in CUED-identified and RDC-identified priority programs	67.98%	94.43%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
l. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
l. Number of research outputs completed within the year	27	35
2. Percentage of research outputs presented in national, regional, and international for a within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
l. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	55
Output Indicators
l. Number of trainees weighted by the length of training	3,808	4000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	40
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

1.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that passed the licensure exams	65.62%	65.62%
2. Percentage of graduates (2 years prior) that are employed	30%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	80%	80%
2. Percentage of undergraduate programs with accreditation	90%	91.43%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	45%	50%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	25	27
2. Percentage of research outputs published in internationally-referred or CHED-recognized journal within the year	28.17%	29.63%

DECEMBER 28, 2020	OFFICIAL GAZETTE	117
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	35
Output Indicators
1. Number of trainees weighted by the length of training	3,302.00	3,500.00
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	30	40
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

1.7. ILOILO STATE COLLEGE OF FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.86%	48%
2. Percentage of graduates (2 years prior) that are employed	71%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	95%
2. Percentage of undergraduate programs with accreditation	86%	90%

Higher education research improved to promote economic productivity and innovation

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	22	26
Output Indicators
1. Number of research outputs completed within the year	96	99
2. Percentage of research outputs presented in national, regional, and international forums within the year	15%	21%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	16
Output Indicators
1. Number of trainees weighted by the length of training	4,435	44,470
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

I.8. NORTHERN ILOILO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	410/900	45.60%
2. Percentage of graduates (2 years prior) that are employed	940/2000	50%

DECEMBER 28, 2020	OFFICIAL GAZETTE	119
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	(7,300/10,000)	73%
2. Percentage of undergraduate programs with accreditation	87.88% (29/33)	97.14%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	(6/29)	11.11%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	34.48% (10/29)	44.44%
c. producing technologies for commercialization or livelihood improvement or	3% (1/29)	3.70%
d. whose research work resulted in an extension program	3% (1/29)	3.70%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100% (470/470)	100%
2. Percentage of accredited graduate programs	75% (3/4)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8
Output Indicators
1. Number of research outputs completed within the year	70	70
2. Percentage of research outputs presented in national, regional, and international forums within the year	103% (72/70)	100.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	6,000	6,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	60	63

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98% (5880/6000)	98.50%

I.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	52%
2. Percentage of graduates (2 years prior) that are employed	35%	37%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:		65.71% (23/35)
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 28, 2020	OFFICIAL GAZETTE	121
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs		100% (1,333/1,333)
2. Percentage of accredited graduate programs		100% (8/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	32%	37
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	53%	56%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11
Output Indicators
1. Number of trainees weighted by the length of training	1,741	2,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	95%

I.10. UNIVERSITY OF ANTIQUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that passed the licensure examinations	87% (45/52)	47% (532/1,130)
2. Percentage of graduates (2 years prior) that are employed	39% (650/1666)	40% (1,041/2,603)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78% (16,213/21,863)	70% (15,303/2,603)
2. Percentage of undergraduate programs with accreditation	91% (41/45)	76% (38/50)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	89% (40/45)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	89% (40/45)	73% (33/45)
c. producing technologies for commercialization or livelihood improvement or	31% (14/45)
d. whose research work resulted in an extension program	22% (10/45)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (1,617/1,617)	100% (1,555/1,555)
2. Percentage of accredited graduate programs	78% (7/9)	78% (7/9)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	27	29
2. Percentage of research outputs published in internationally-referred or CHED-recognized journal within the year	26% (7/27)	10% (8/84)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	24

DECEMBER 28, 2020	OFFICIAL GAZETTE	123
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of persons trained weighted by the length of training	2,670	1,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

I.11. WEST VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.75%	66.80%
2. Percentage of graduates (2 years prior) that are employed	60.77%	68.15%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	46.71%	50.58%
2. Percentage of undergraduate programs with accreditation	98%	96.30% (52/54)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	77.13%	94%
a. pursuing advanced research degree programs (Ph.D) or

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b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	91.68%	92.12%
2. Percentage of accredited graduate programs	80%	93.33%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	15
Output Indicators
1. Number of research outputs completed within the year	72	72
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	19.12%	19.32%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	40	41
Output Indicators
1. Number of trainees weighted by the length of training	9,691	10,233
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	50
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90.30%	92%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	2.50%	2.20%
Output Indicators
1. Doctor to hospital bed ratio	1:16	1:15
2. Bed occupancy rate	85%	86%
3. Average inpatient waiting time for elective surgeries	4 days	4 days

DECEMBER 28, 2020	OFFICIAL GAZETTE	125
STATE UNIVERSITIES AND COLLEGES

J. REGION VII - CENTRAL VISAYAS

J.1. BOHOL ISLAND STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	218.50%	72%
2. Percentage of graduates (2 years prior) that are employed	70%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94%	85.80%
2. Percentage of undergraduate programs with accreditation	81%	81%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	100%	80%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	16.60%	30%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	6
Output Indicators
1. Number of research outputs completed within the year	30	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	64%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	26
Output Indicators
1. Number of trainees weighted by the length of training	7,659	7,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	6
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

J.2. CEBU NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	127
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	10%	20%
2. Percentage of graduates (2 years prior) that are employed	38%	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67%	40%
2. Percentage of undergraduate programs with accreditation	93%	93%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	68%	68%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	76%	76%
2. Percentage of accredited graduate programs	75%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	6
Output Indicators
1. Number of research outputs completed within the year	67	35

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year		10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	11
Output Indicators
1. Number of trainees weighted by the length of training	9,970	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	6
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	82%	82%

J.3. CEBU TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	57.62%	55.05%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	42.88% (13,806/32,194)	41.58%

DECEMBER 28, 2020	OFFICIAL GAZETTE	129
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	79%	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	4%	1%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	4.00%	1.50%
c. producing technologies for commercialization or livelihood improvement	4%	4%
d. whose research work resulted in an extension program	4%	4%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	71%	71%
2. Percentage of accredited graduate programs	70%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	19
Output Indicators
1. Number of research outputs completed within the year	144	144
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	20
Output Indicators
1. Number of trainees weighted by the length of training	3,000	3000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	63 in 2017; 89 in 2016	13

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3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	60%	60%

J.4. NEGROS ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.61% (413/886)	48.74%
2. Percentage of graduates (2 years prior) that are employed	20-30%	20.60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.30% (17,523/25,287)	72.47%
2. Percentage of undergraduate programs with accreditation	80% (28/35)	82.42%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	43.48% (20/46)	4%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)		60%

DECEMBER 28, 2020	OFFICIAL GAZETTE	131
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement		8%
d. whose research work resulted in an extension program		8%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	99.92% (1,203/1,204)	90%
2. Percentage of accredited graduate programs	40% (10/25)	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	32	38
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	65.62% (21/32)	65%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	28
Output Indicators
1. Number of trainees weighted by the length of training	2,758	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	20
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

J.S. SIQUIJOR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60.53%	61%
2. Percentage of graduates (2 years prior) that are employed	70.09%	75%
Output Indicator
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	35%
2. Percentage of undergraduate programs with accreditation	80%	80%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	14
Output Indicators
1. Number of research outputs completed within the year	7	10
2. Percentage of research outputs presented in national, regional, and international fora within the year	33%	33%

K. REGION VIII - EASTERN VISAYAS

K.1. BILIRAN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	133
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.69%	44%
2. Percentage of graduates (2 years prior) that are employed	47.49%	48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40.98%	40.98%
2. Percentage of undergraduate programs with accreditation	74.07%	74.07%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	50%	16.67%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	100%	50%
c. producing technologies for commercialization or livelihood improvement		2%
d. whose research work resulted in an extension program		2%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	3.49%	50%
2. Percentage of accredited graduate programs	90%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	65	66

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2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	16%	16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	25
Output Indicators
1. Number of trainees weighted by the length of training	841	1,711
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

K.2. EASTERN SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicator
1. Percentage of first-time licensure exam- takers that pass the licensure exams	50.43% (647/1,283)	58%
2. Percentage of graduates (2 years prior) that are employed	6.86% (155 /2,260)	13% (432/3,321)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72.18% (9,136/12,657))	92% (13,209/14,357)

DECEMBER 28, 2020	OFFICIAL GAZETTE	135
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	60.42% (29/48)	79.59% (39/49)

Higher education research improved to promote economic productivity and innovation
ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	57.89% (22/38)	78% (39/50)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	9.63% (52/540)	13.10% (141/1,029)
2. Percentage of accredited graduate programs	87.50% (7/8)	88.89% (8/9)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	11
Output Indicators
1. Number of research outputs completed within the year	41	79
2. Percentage of research outputs published in internationally- refereed or CHED recognized journal within the year	68.75% (33/48)	22.78% (18/79)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	112	128
Output Indicators
1. Number of trainees weighted by the length of training	9,918	12,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	32

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3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	96.33	% (9,554/9,918)	99.04	% (11,885/12,000)

K.3. EASTERN VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	49.26% (201/408)	49.45% (225/455)
2. Percentage of graduates (2 years prior) that are employed	59.97% (773/1,289)	60% (900/1,500)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.48% (11,761/18,824)	62.95% (14,100/22,400)
2. Percentage of undergraduate programs with accreditation	89.69% (87/97)	93.81% (91/97)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	3.45% (1/29)	3.85% (1/26)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	21.43% (6/28)	30.77% (8/26)

DECEMBER 28, 2020	OFFICIAL GAZETTE	137
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program	3.45% (1/29)	7.69% (2/26)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	77% (643/835)	86.67% (2600/3000)
2. Percentage of accredited graduate programs	71.43% (10/14)	85.71% (12/14)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	12
Output Indicators
1. Number of research outputs completed within the year	21	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.76% (5/74)	10.59% (9/85)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	15
Output Indicators
1. Number of trainees weighted by the length of training	885	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	21	50
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	92.32% (817/885)	94% (1,222/1,300)

K.4. LEYTE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	73%	73%
2. Percentage of graduates (2 years prior) that are employed	55%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78%	78%
2. Percentage of undergraduate programs with accreditation	64%	64%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0	50%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	0	50%
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	4%	5%
2. Percentage of accredited graduate programs	78%	83%

DECEMBER 28, 2020	OFFICIAL GAZETTE	139
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	40	42
2. Percentage of research outputs published in internationally- refereed or CHED recognized journal within the year	27.50%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	2
Output Indicators
1. Number of trainees weighted by the length of training	60,798	61,102
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	86%

K.5. NORTHWEST SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	45%	50%
2. Percentage of graduates (2 years prior) that are employed	28%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	75.7%	77.08%
2. Percentage of undergraduate programs with accreditation	62%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	0	20%
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	50%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	10	11
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	3%	7%

DECEMBER 28, 2020	OFFICIAL GAZETTE	141
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	2,845	2,860
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

K.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(Palompon Institute of Technology)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	55.78%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	43%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.63%	93%
2. Percentage of undergraduate programs with accreditation	85%	100%

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Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	29	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year		10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	10
Output Indicators
1. Number of trainees weighted by the length of training	509	535
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	20
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	83%	97%

K.7. SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	143
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	51.2%	52%
2. Percentage of graduates (2 years prior) that are employed	53.95%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	88.35%	89%
2. Percentage of undergraduate programs with accreditation	95%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	48%	54%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	71%	86%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	36	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	24%	25%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	21
Output Indicators
1. Number of trainees weighted by the length of training	3,911	4,120
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	33	35
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	88%	90%

K.8. SOUTHERN LEYTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.46%	60%
2. Percentage of graduates (2 years prior) that are employed	43.78%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	95.92%
2. Percentage of undergraduate programs with accreditation	88.46%	96.42%

DECEMBER 28, 2020	OFFICIAL GAZETTE	145
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	25.81%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	56.14%
c. producing technologies for commercialization or livelihood improvement or	8.77%
d. whose research work resulted in an extension program	3.51%	8%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	62.26%	70.00%
2. Percentage of accredited graduate programs	62.50%	100%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8
Output Indicators
1. Number of research outputs completed within the year	21	46
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20.83%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	43
Output Indicators
1. Number of trainees weighted by the length of training	8,128	8,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	64	76

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3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	95.07%	97.50%

K.9. UNIVERSITY OF EASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	82.59%	87%
2. Percentage of graduates (2 years prior) that are employed	86%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	84%	85%
2. Percentage of undergraduate programs with accreditation	95%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	45%	48%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	80%	83%

DECEMBER 28, 2020	OFFICIAL GAZETTE	147
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement	18%	20%
d. whose research work resulted in an extension program	20%	22%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88%	89%
2. Percentage of accredited graduate programs	46%	48%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	100	110
Output Indicators
1. Number of research outputs completed within the year	40	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	30%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	36
Output Indicators
1. Number of trainees weighted by the length of training	5,100	5,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	90%

K.IO. VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

148	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	53.49%	60.6%
2. Percentage of graduates (2 years prior) that are employed	80% (983/1,229)	82.06% (1,089/1,327)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	85% (9,818/11,611)	86% (14,564/16,934)
2. Percentage of undergraduate programs with accreditation	61% (17/28)	92.50% (37/40)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20% (32/159)	23%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84% (314/374)	86%
2. Percentage of accredited graduate programs	76% (16/21)	91.42% (32/35)

DECEMBER 28, 2020	OFFICIAL GAZETTE	149
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	56	60
Output Indicators
1. Number of research outputs completed within the year	42	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	20
Output Indicators
1. Number of trainees weighted by the length of training	24,623	26,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	32	35
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	93%	95%

L. REGION IX - ZAMBOANGA PENINSULA

L.l. J. H. CERILLES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	26.92%	31%
2. Percentage of graduates (2 years prior) that are employed	55%	91%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.85%	95%
2. Percentage of undergraduate programs with accreditation	31% (Level 1)	63%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	7	10
2. Percentage of research outputs presented in national, regional, and international fora within the year	85.71% (6/7)	92%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	12
Output Indicators
1. Number of trainees weighted by the length of training	779.5	3630
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	11
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	92.40% (481/527)	94.50%

DECEMBER 28, 2020	OFFICIAL GAZETTE	151
STATE UNIVERSITIES AND COLLEGES

1.2. JOSE RIZAL MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44.29%	44.29%
2. Percentage of graduates (2 years prior) that are employed	36%	36%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	98.22%	98.22%
2. Percentage of undergraduate programs with accreditation	88.14%	88.14%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	30	30
Output Indicators
1. Number of research outputs completed within the year	131	131
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	14.98%	14.98%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

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Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	63
Output Indicators
1. Number of trainees weighted by the length of training	11,444	11,444
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	57	57
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99.34%	99.44%

L.3. WESTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44% (1,379/3,108)	49%
2. Percentage of graduates (2 years prior) that are employed	14% (333/2,374)	18%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62% (7,751/12,411)	66%
2. Percentage of undergraduate programs with accreditation	89% (40/45)	91%

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	153
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	9	12
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (4/9)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	9
Output Indicators
1. Number of trainees weighted by the length of training	4,434	4,889
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	15
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99% (2,929/2,932)	99%

L.4. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.49%	44%
2. Percentage of graduates (2 years prior) that are employed	85%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	73%
2. Percentage of undergraduate programs with accreditation	94.12%	95%
Higher education research improved to promote economic productivity and innovation
RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	5	8
2. Percentage of research outputs presented in national, regional, and international fora within the year	45%	48%
Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	110	110
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	155
STATE UNIVERSITIES AND COLLEGES

L.5. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	20.83%	22%
2. Percentage of graduates (2 years prior) that are employed	40.12%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	80%
2. Percentage of undergraduate programs with accreditation	72%	81.25%
Higher education research improved to promote economic productivity and innovation
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	3	6
2. Percentage of research outputs presented in national, regional, and international fora within the year	50%	80%

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Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	N/A	N/A
Output Indicators
1. Number of trainees weighted by the length of training	N/A	550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	N/A
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	N/A	N/A

M. REGION X - NORTHERN MINDANAO

M.l. BUKIDNON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.01% (out of 55.67%)	59%
2. Percentage of graduates (2 years prior) that are employed	33.08% (526/1,590)	39%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	23.66% (1,899/8,026)	85.20%
2. Percentage of undergraduate programs with accreditation	85% (17/20)	90.47%

DECEMBER 28, 2020	OFFICIAL GAZETTE	157
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	18.60% (8/43)	19%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	I00% (544/544)	100%
2. Percentage of accredited graduate programs	28.57% (217)	42.85%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	0
Output Indicators
1. Number of research outputs completed within the year	13	17
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	100%	100%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37%	38%
Output Indicators
1. Number of trainees weighted by the length of training	3,469	3,510
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	18

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3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	87	% (125/144)	89%

M.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	48.51%	43.18%
2. Percentage of graduates (2 years prior) that are employed	66.35%	66.48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83.51%	83.59%
2. Percentage of undergraduate programs with accreditation	88.24%	84.62%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	80%	100%
c. producing technologies for commercialization or livelihood improvement

DECEMBER 28, 2020	OFFICIAL GAZETTE	159
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	0%	30%
2. Percentage of accredited graduate programs	100%	66.67%

M.3. CENTRAL MINDANAO UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64%	64%
2. Percentage of graduates (2 years prior) that are employed	54%	54%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	100%
2. Percentage of undergraduate programs with accreditation	93%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	20	20
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

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GENERAL APPROPRIATIONS ACT, FY 2021

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	85	85
Output Indicators
1. Number of trainees weighted by the length of training	4,099	4,099
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	97%	97%

M.4. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	65.69%	68%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97.03%	98%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	161
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	80%	80%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	84.21%	84.21%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	(new PI) 5	8
Output Indicators
1. Number of research outputs completed within the year	13	13
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	41.07%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	15
Output Indicators
1. Number of trainees weighted by the length of training	7,325.50	7,326
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5 (By Project not by Program)	5
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	98.50%	98.50%

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GENERAL APPROPRIATIONS ACT, FY 2021

M.5. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	83% (717/861)	83% (515/620)
2. Percentage of graduates (2 years prior) that are employed	22.38% (499/2,230)	30% (903/3,0 13)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	79% (9,720/12,245)	82% (7,093/8,650)
2. Percentage of undergraduate programs with accreditation	68% (30/44)	81% (34/42)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	73% (89/122)	19% (90/483)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	61% (74/122)	30% (146/483)
c. producing technologies for commercialization or livelihood improvement or	16% (19/122)	7% (33/483)
d. whose research work resulted in an extension program	13% (16/122)	6% (28/483)

DECEMBER 28, 2020	OFFICIAL GAZETTE	163
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	84% (712/848)	84% (907/1,081)
2. Percentage of accredited graduate programs	88% (35/40)	78% (36/46)
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	180	180
2. Percentage of research outputs presented in national, regional, and international fora within the year		97% (175/180)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	132	165
Output Indicators
1. Number of trainees weighted by the length of training	9,575	11,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	104	135
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90% (7.920/8,800)

M.6. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2021

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	35%	37%
2. Percentage of graduates (2 years prior) that are employed	70%	78%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	24	24
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	29%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,777	3,781
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	1
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	63%	15%

DECEMBER 28, 2020	OFFICIAL GAZETTE	165
STATE UNIVERSITIES AND COLLEGES

M.7. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	41%	41%
2. Percentage of graduates (2 years prior) that are employed	57%	57%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83%	83%
2. Percentage of undergraduate programs with accreditation	85%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	N/A
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified or RDC-identified priority programs	N/A	N/A
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	16	18
2. Percentage of research outputs presented in national, regional, and international fora within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	25
Output Indicators
1. Number of trainees weighted by the length of training	150	200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	85%

N. REGION XI - DAVAO

N.l. COMPOSTELA VALLEY STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	167
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	15% (90/603)	25% (137/547)
2. Percentage of graduates (2 years prior) that are employed	N/A	50% (931/1,863)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (4,531/4,531)	100% (10,500/10,500)
2. Percentage of undergraduate programs with accreditation	9% (1/11)	36% (5/14)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	3	6
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%(12/12)	100%(16/16)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	15
Output Indicators
1. Number of trainees weighted by the length of training	120	164
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	4
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90% (108/120)	100% (160/160)

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N.2. DAVAO DEL NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70.53%	86.24%
2. Percentage of graduates (2 years prior) that are employed	94%	94.92%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.93%	91.93%
2. Percentage of undergraduate programs with accreditation	100% (6/6)	100% (6/6)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0%	50%
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

DECEMBER 28, 2020	OFFICIAL GAZETTE	169
STATE UNIVERSITIES AND COLLEGES

Outcome Indicator
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100.00%	100.00%
2. Percentage of accredited graduate programs	33% (2/6)	33% (2/6)

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	12
Output Indicators
1. Number of research outputs completed within the year	17	17
2. Percentage of research outputs presented in national, regional, and international fora within the year	55%	55%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	20
Output Indicators
1. Number of trainees weighted by the length of training	936.5	950
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99.21%	99.21%

N.3. DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	71% (715/1,007)	55% (554/1,007)
2. Percentage of graduates (2 years prior) that are employed	66% (801/1,212)	68% (1,009/1,485)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	46% (3,498/7,605)	45% (3,422/7,605)
2. Percentage of undergraduate programs with accreditation	90% (27/30)	90% (27/30)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	7
Output Indicators
1. Number of research outputs completed within the year	27	30
2. Percentage of research outputs presented in national, regional, and international fora within the year	88% (24/27)	90% (27/30)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	32	14
Output Indicators
1. Number of trainees weighted by the length of training	10,261	6,720
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	80	36
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	89.71% (9,205/10,261)	90% (6,048/6,720)

DECEMBER 28, 2020	OFFICIAL GAZETTE	171
STATE UNIVERSITIES AND COLLEGES

N.4. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	53% (197/371)	70% (49/70)
2. Percentage of graduates (2 years prior) that are employed	45% (197/437)	86% (188/219)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (2,550/2,550)	100% (4,055/4,055)
2. Percentage of undergraduate programs with accreditation	100% (12/12)	36% (7/19)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	11	11
2. Percentage of research outputs presented in national, regional, and international fora within the year	12% (8/11)	100% (11/11)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

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Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	22
Output Indicators
1. Number of trainees weighted by the length of training	560	1,352
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	14
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	94% (526/560)	94% (1,271/1,352)

N.5. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	81% (1,845/2,266)	75% (38/51)
2. Percentage of graduates (2 years prior) that are employed	30% (885/2,952)	30% (886/2,952)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	92% (5,792/6,272)	75% (5,838/7,785)
2. Percentage of undergraduate programs with accreditation	92% (35/38)	88% (30/34)

Higher education research improved to promote economic productivity and innovation

DECEMBER 28, 2020	OFFICIAL GAZETTE	173
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	27% (50/182)	27% (50/182)
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (2,831/2,831)	100% (3,055/3,055)
2. Percentage of accredited graduate programs	81% (25/31)	60% (20/33)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	35	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	16.22% (6/37)	16% (11/70)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	24	24
Output Indicators
1. Number of trainees weighted by the length of training	4,740.25	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99% (3,122/3,154)	93% (4,185/4,500)

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0. REGION XII - SOCCSKSARGEN

0.1. COTABATO CITY STATE POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	40%	42%
2. Percentage of graduates (2 years prior) that are employed	42%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	56%	60%
2. Percentage of undergraduate programs with accreditation	88.24%	94.12%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	30	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	7%	13%

DECEMBER 28, 2020	OFFICIAL GAZETTE	175
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	2,800	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	87%

0.2. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	21.51%	25%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.04%	95%
2. Percentage of undergraduate programs with accreditation	100%	100%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	22.22%	23%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	33.33%	34%
c. producing technologies for commercialization or livelihood improvement	8.10%	8.10%
d. whose research work resulted in an extension program	8.10%	8.10%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15.17%	17%
2. Percentage of accredited graduate programs	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,627	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

CUSTODIAL CARE PROGRAM
Outcome Indicator
1. Percentage of graduates (CCP residents) employed within year after graduation	35%	40%
Output Indicators
1. Percentage of poor / disadvantaged students (CCP residents) served for non-academic needs	90%	92%

DECEMBER 28, 2020	OFFICIAL GAZETTE	177
STATE UNIVERSITIES AND COLLEGES

2. Percentage of students (CCP residents) who graduate within the prescribed period	4.75%	85%

0.3. SULTAN KUDARAT STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	38%	38%
2. Percentage of graduates (2 years prior) that are employed	40%	40%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	50%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	0%	8%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0%	11%
c. producing technologies for commercialization or livelihood improvement	0%	1%

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d. whose research work resulted in an extension program	0%	2%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	65%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	10	17
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	8
Output Indicators
1. Number of trainees weighted by the length of training	1,100	1,150
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	6
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	95%	95%

0.4. UNIVERSITY OF SOUTHERN MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	179
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	30%	30%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	10%	10%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	10%
c. producing technologies for commercialization or livelihood improvement	10%	N/A
d. whose research work resulted in an extension program	10%	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	10%	10%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		20%
Output Indicators
1. Number of research outputs completed within the year	5	5

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2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	2,200	2,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

P. REGION XIII - CARAGA

P.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	101.10%	101.1% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	95%	98%

DECEMBER 28, 2020	OFFICIAL GAZETTE	181
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	99% (4,562/4,568)	100%
2. Percentage of undergraduate programs with accreditation	75% (9/12)	76.90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	100%	100%
c. producing technologies for commercialization or livelihood improvement	30%	40%
d. whose research work resulted in an extension program	30%	40%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	25	35
2. Percentage of research outputs presented in national, regional, and international forums within the year	100% (25/25)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	8

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Output Indicators
1. Number of trainees weighted by the length of training	3,525	3,545
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	18
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

P.2. CARAGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	25%	101.10% (of NPR )
2. Percentage of graduates (2 years prior) that are employed	60%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	65%
2. Percentage of undergraduate programs with accreditation	10%	20%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N/A	N/A

DECEMBER 28, 2020	OFFICIAL GAZETTE	183
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	50%
c. producing technologies for commercialization or livelihood improvement	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	60%	70%
2. Percentage of accredited graduate programs	10%	20%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	9
Output Indicators
1. Number of research outputs completed within the year	50	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	40%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	9
Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	70%	70%

P.3. SURIGAO DEL SUR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2021

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	95%	101.10% (of NPR )
2. Percentage of graduates (2 years prior) that are employed	56%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	52%
2. Percentage of undergraduate programs with accreditation	70%	75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60%	80%
c. producing technologies for commercialization or livelihood improvement	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	90%
2. Percentage of accredited graduate programs	70%	50%

DECEMBER 28, 2020	OFFICIAL GAZETTE	185
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	25	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	7%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	14
Output Indicators
1. Number of trainees weighted by the length of training	N/A	N/A
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	3
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	98%	98%

P.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	81.51%	101.20% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	40%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	70%
2. Percentage of undergraduate programs with accreditation	63%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied for any of the following:		N/A
a. pursuing advanced research degree programs (Ph.D.)
b. actively pursuing with the last three (3) years (investigate research, basic and applied scientific research, policy research, social science research)	66%	75%
c. producing technologies for commercialization or livelihood improvement		N/A
d. whose research extension work resulted in an extension program		N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	83%	86%
2. Percentage of accredited graduate programs	60%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	6
Output Indicators
1. Number of research outputs completed within the year	22	32
2. Percentage of research outputs presented in national, regional, and international forums within the year	25%	41%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

DECEMBER 28, 2020	OFFICIAL GAZETTE	187
STATE UNIVERSITIES AND COLLEGES

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	29
Output Indicators
1. Number of trainees weighted by the length of training	1,360	1,850
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	25
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	95%

Q. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

Q.1. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	20%	25%
2. Percentage of graduates (2 years prior) that are employed	60%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	50%
2. Percentage of undergraduate programs with accreditation	45%	50%

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	15%
a. pursuing advanced research degree programs (Ph.D)	10%	15%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	13%
c. producing technologies for commercialization or livelihood improvement	15%	17%
d. whose research work resulted in an extension program	10%	12%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	10%
2. Percentage of accredited graduate programs	5%	5%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	2	3
2. Percentage of research outputs presented in national, regional, and international forums within the years	2%	2%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	11
Output Indicators
1. Number of trainees weighted by the length of training	75	95
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	55%	65%

DECEMBER 28, 2020	OFFICIAL GAZETTE	189
STATE UNIVERSITIES AND COLLEGES

Q.2. BASILAN STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	77%	50%
2. Percentage of graduates (2 years prior) with accreditation	12.60%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65.74%	89%
2. Percentage of undergraduate programs with accreditation	72%	55%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	8
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	N/A
Output Indicators
1. Number of research outputs completed within the year	18	8
2. Percentage of research outputs presented in national, regional, and international forums within the year	18	100%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	10
Output Indicators
1. Number of trainees weighted by the length of training	32.75%	2,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50%	8
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	95%	96%

Q.3. MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	55% (1,608/2,942)	62%(2,157/3,495)
2. Percentage of graduates (2 years prior) that are employed	22% (2,145/9,935)	23%(2,259/9,920)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62% (25,019/40,372)	68%(29,346/43,408)
2. Percentage of undergraduate programs with accreditation	28% (50/179)	32%(58/179)

DECEMBER 28, 2020	OFFICIAL GAZETTE	191
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	36% (63/173)	46%(80/175)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	35% (60/173)	41% (72/175)
c. producing technologies for commercialization or livelihood improvement	3% (6/173)	10%(17/175)
d. whose research work resulted in an extension program	16% (27/173)	28% (49/175)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	42% (2,505/5,971)	44% (2,648/5,951)
2. Percentage of accredited graduate programs	21% (7/33)	33% (11/33)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	654	690
Output Indicators
1. Number of research outputs completed within the year	336	363
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (159/357)	47% (176/371)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	69
Output Indicators
1. Number of trainees weighted by the length of training	7,584	8,618
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	181	208

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3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	84%(4,090/4,862)	95%(5,081/5,336)

Q.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	79.34%	84% (246/293)
2. Percentage of graduates (2 years prior) that are employed	16.12%	21% (73/348)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	92.28%	92.29%(1,581/1,713)
2. Percentage of undergraduate programs with accreditation	14%	13% (4/32)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	58.33%	60.71% (17/28)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	21.43% (6/28)	35.71% (10/28)

DECEMBER 28, 2020	OFFICIAL GAZETTE	193
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement	14.29% (4/28)	35.71% (10/28)
d. whose research work resulted in an extension program	12.50%	17.86%(5/28)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	79.01%	84% (136/162)
2. Percentage of accredited graduate programs	20%	25% (2/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	21	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5% (4/77)	5.19% (4/77)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	1,262	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	4
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85.03% (1,227/1,443)

Q.5. SULU STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

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1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams
School of Nursing	87%	95%
School of Education	15%	50%
2. Percentage of graduates (2 years prior) that are employed	6%	10%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	20%
2. Percentage of undergraduate programs with accreditation	1%	2%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	30
Output Indicators
1. Number of research outputs completed within the year	16	20
2. Percentage of research outputs presented in national, regional, and international forums within the year	1%	2%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	329	450

DECEMBER 28, 2020	OFFICIAL GAZETTE	195
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	3
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	83%	90%

Q.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	8.09% (19/235)	89%
2. Percentage of graduates (2 years prior) that are employed	113.50% (27/24)	83%
Output Indicators
1. Percentage of undergraduate student enrolled in CHED-identified and RDC-identified priority programs with accreditation	3	11
2. Percentage of undergraduate programs with accreditation	N/A	85%

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IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Required energy supply level attained

2.	Sustainable consumption of energy promoted and achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Required energy supply level attained

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM
Outcome Indicators
1. Percentage of stakeholders rating the energy plans and programs as acceptable	85%	85%
2. Percentage of policy recommendations adopted in the short, medium and long-term national energy plans / programs / targets	75%	75%
Output Indicators
1. Number of energy plans prepared and updated	2	2
2. Number of statistical research and studies prepared / updated	10	40
3. Percentage of project evaluation and monitoring conducted on time	75%	80%
4. Number of applications for Certification of Energy Project of National Significance processed/evaluated	12 (2018)	20

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of awareness of the target audience on the promoted message or technical advice	80%	80%
2. Percentage of conventional energy projects with satisfactory safety performance	Based on active service contracts	80%
3. Percentage increase in investments in conventional energy development	Php 20 B	10%
Output Indicators
1. Number of contracts and / or circulars drafted, prepared and reviewed	5	5
2. Number of information, education, communication, and other promotional activities conducted on conventional energy development	10	14
3. Number of monitoring activities / inspections conducted on conventional energy projects	92	117

DECEMBER 28, 2020	OFFICIAL GAZETTE	197
DEPARTMENT OF ENERGY

RENEWABLE ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of renewable energy resources over total energy resource supply	6,959 MW installed capacity	7%
2. Percentage increase in investments in renewable energy development	117 existing plants	2%
Output Indicators
1. Percentage of issuances and permits on renewable energy development issued on time	85%	83%
2. Number of information, education, communication, and other promotional activities conducted on renewable energy	20	40
3. Number of inspection conducted on renewable energy development projects	200	123

DOWNSTREAM ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in investment in the downstream oil and gas industry, providing quality fuels and safe technology for environment and consumer protection	Php 52.73B	0.80%
2. Percentage increase in the number of participants informed on matters in the downstream oil and gas industry	1,983 participants (2018)	0.80%
Output Indicators
1. Number of issued permits/ accreditations/ acknowledgements/endorsements and reports submitted	2,000	2,803
2. Number of information, education, communication and other promotional activities conducted on the downstream oil and gas sector	20	4
3. Number of downstream oil and gas field work and operational monitoring activities conducted	695	136
4. Number of plans and policies updated/formulated, monitored and recommended for adoption and implementation		6

ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator
1. Issued and adopted plans and policies to attain energy supply security and reliability, energy access and electricity market competitivenes and power sector reforms	14	14
Output Indicators
1. Number of plans / policies prepared, updated and disseminated	8 policies and 3 plans	11 policies and 3 plans
2. Number of information, education, promotional events and, public consultations, etc. undertaken on electric power industry	13	28
3. Number of application for Certificate of Endorsement on investment in the energy sector processed	55	272

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Sustainable consumption of energy promoted and achieved

ENERGY EFFICIENCY AND CONSERVATION PROGRAM
Outcome Indicators
1. Percentage increase in public awareness on energy efficiency and conservation in fuels and electricity	4,000 participants	10%
2. Percentage increase in the number of establishments that had undergone energy audits	45 establishments	10%
Output Indicators
1. Number of information, education, communication, and other promotional events undertaken on energy efficiency and conservation program	27	25
2. Number of energy audit in government agencies conducted on time	56 (2017)	62

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM
Outcome Indicator
1. Number of alternative fuels and energy technologies promoted	3	3
Output Indicators
1. Number of technical assistance / evaluation completed on time	6	8
2. Number of information, education, communication, and other promotional events conducted on alternative fuels and technologies	12	8
3. Number of policies formulated / permits issued related to alternative fuels & technologies issued on time	3	4

DECEMBER 28, 2020	OFFICIAL GAZETTE	199
DEPARTMENT OF ENERGY

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.  Natural Resources Sustainably Managed

2.  Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Natural resources sustainably managed

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage of illegal logging hotspot areas neutralized	16	By the end of 2022, illegal logging hotspots decreased by 50%
2. Percentage of 8.2M ha of forests protected against forest fires, poaching, pest and diseases, etc.	8.2M ha.	75% protected against forest fire, poaching, pest and diseases
Output Indicators
1. Number of hectares of open-access / untenured lands of the public domain placed under appropriate management arrangement / tenure	3.5M ha.	15% of open-access / untenured lands of the public domain placed under appropriate management arrangement / tenure
2. Percentage of wildlife permits, certifications and / or clearance applications acted upon within 7 working days from date of receipt	9,137	80% of wildlife permit applications acted upon

NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of hectares of terrestrial protected areas, wetlands / caves with high biodiversity values that are effectively managed	N/A	N/A
2. Area of terrestrial protected areas (including inland wetlands and caves) under the NIPAS effectively managed increase (in ha)	Poor - 5,401.58 ha. Fair - 319,994.99 ha. Good - 1,258,782.29 ha. Excellent - 72,173.80 ha.	Poor - 4,545.99 ha. Fair - 1,464.74 ha. Good - 325,269.41 ha. Excellent - 1,325,072.52 ha.
3. Number of hectares of marine protected areas with high biodiversity values that are effectively managed	N/A	N/A
4. Area of marine protected areas under NIPAS effectively managed increase (ha.)	Poor - 0 ha. Fair - 1,439,448.20 ha. Good - 916, 204.89 ha. Excellent - 16,490.63 ha.	Poor - 0 ha. Fair - 537,034.12 ha. Good - 902,412.07 ha. Excellent - 1,287,266.08 ha.

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5. Ownership of public alienable and disposable lands secured (2011-Present)	1,041,148 patents (457,676 residential and 584,472 agricultural)	By the end of 2022, 360,000 residential and agricultural patents issued [2021: 288,000 patents (cum.)]
6. Percentage increase in forest cover	8.2 M ha.	By the end of 2022, forest cover increased by 12%
Output Indicators
1. Number of terrestrial protected areas / wetlands / caves established / conserved
Inland Wetlands	13	11
Caves	20	13
2. Number of critical habitats established and managed	7 managed	2 established and 6 managed
3. Number of legislated NIPAS MPAS with Water Quality Assessment Monitoring conducted	N/A	15
4. Number of established Marine Protected Areas Network (within NIPAS MPA or with at least one NIPAS MPA component strengthened	N/A	3
5. Number of residential free patents issued	457,676 patents	45,000
6. Area of denuded and degraded forestlands/PAs decreased (in ha. Cumulative)	7.6M ha.	94,438 ha.
7. Number of hectares planted area maintained and protected	1.86M ha.	158,533 ha.
8. Percentage of annual survival rate of seedlings planted	N/A	85%

Adaptive capacities of human communities and natural systems improved

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of critical watershed with interventions implement	95	By the end of 2022, 100% of critical watersheds with interventions implemented
Output Indicators
1. Number of priority critical watershed supporting National Irrigation System characterized and vulnerability assessed	103	25

B. ENVIRONMENTAL MANAGEMENT BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Clean and Healthy Environment Sustained

DECEMBER 28, 2020	OFFICIAL GAZETTE	201
DEPARTMENT OF ENERGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Clean and Healthy Environment Sustained

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase of environmentally compliant projects (from the baseline)	85%	2% increase
2. Percentage increase in stakeholders’ environmental awareness and participation	86%	2% increase
3. Assessed potential pollution problems	1	1
Output Indicators
1. Number of projects monitored based on ECC conditions with reports submitted	14,323	14,910
2. Information, Education and Communication materials developed and disseminated	33,019	40,000
3. Number of environmental research studies conducted for policy purposes	1	1

ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of LGUs complying with the Ecological Solid Waste Management Act	40%	5% increase
2. Percentage increase of industries complying with environmental standards	88%	2% increase
3. Percentage of HUCs and major urban centers within ambient air quality guideline values (PM 10 / 2.5)	47% (baseline year: 2015)	55%
Output Indicators
1. Percentage of permits, clearances, and certificates issued within the prescribed timeframe	74%	80%
2. Number of sites / facilities or areas that have been inspected with report submitted	44,399	52,595
3. Percentage of cases / complaints acted upon within the prescribed timeframe	96%	96%

C. MINES AND GEOSCIENCES BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Natural Resources Sustainably Managed

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MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the revenues of government from mineral resources development	15.88%	10%
2. Percentage of monitored mining permits / contracts complying with laws, rules and regulations	64%	75%
Output Indicators
1. Mining applications (including other mining rights related applications) approved / denied / endorsed within the prescribed period	4,267	3,646
2. Number of mining permits / contracts monitored	822	1030

MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of LGUs informed of their geology and mineral potential	12	12
Output Indicators
1. Percentage of total Philippine area surveyed for geology and mineral potential	11%	6.20%
2. Number of new mineral reservation areas assessed / endorsed for declaration	15	7

Adaptive Capacities of Human Communities and Natural Systems Improved

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of LGUs that included geohazard information in their Disaster Risk Reduction and Mitigation Plan, Comprehensive Land Use Plan, and / or Development Plans	72.65%	50%
Output Indicators
1. Number of cities and municipalities where vulnerabilities and risk assessments were conducted	202	80
2. Number of LGUs (cities / municipalities) provided with information, education, and communication campaigns on geohazards	226 cities/municipalities	90 cities/municipalities
3. Number of LGUs assessed for groundwater resources and vulnerability	91 cities/municipalities	50 cities/municipalities

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

DECEMBER 28, 2020	OFFICIAL GAZETTE	203
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Adaptive capacities of human communities and natural systems improved
MAPPING AND RESOURCE INFORMATION PROGRAM
Outcome Indicators
1. Percentage of the Philippines with updated topographic base maps and nautical charts	68%	87% (topographic base maps) completed 1st cycle (charts) 3% (new cycle for charts) 38% (Electronic Navigational Charts)
2. Number of hits / access to the online database	163,164	200,000
Output Indicators
1. Number of maps and charts produced or updated and published	2,350	2,047
2. Percentage of clients who rated the quality of maps and charts produced as satisfactory or better	99.72%	97%

E. NATIONAL WATER RESOURCES BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Natural Resources Sustainably Managed

WATER RESOURCES MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in public awareness of Water Code of the Philippines, Integrated Water Resources Management, Climate Change Adaptation, Core Functions and Services of NWRB	32.80%	25%
Output Indicators
1. Number of policies / plans endorsed or implemented	7	7
2. Number of information, education, and communication campaign conducted	4	2
3. Percentage of policies / plans endorsed or implemented that were consulted with external stakeholders	100%	100%

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of water use / water utilities regulated	7.70%	6% (from 2019-2021)
2. Percentage of violators penalized or with cases filed in court	18.70%	15%

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3. Percentage reduction in illegal water use	16.41%	15%
Output Indicators
1. Number of permit applications (CWP / CPC) acted upon (approved / denied)	1,360	1,240
2. Number of water source facilities monitored / assessed	6,851	4,112
3. Percentage of water use violations / complaints acted upon within the prescribed timeframe	50%	50%

Adaptive Capacities of Human Communities and Natural Systems Improved

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM
Outcome Indicators
1. Percentage increase in river basins and critical areas with scientifically robust water information and decision support tools	8 river basins and critical areas as of 2016	25% (2019 baseline : 16 RBs and GW Critical Areas)
2. Number of LGUs adopting / using the developed plans including the operation of the monitoring stations as basis for their groundwater protection and development program	3	-
Output Indicators
1. Number of water-constrained areas with Groundwater Management Plan developed	2	1
2. Number of water-constrained areas with groundwater monitoring wells established	2	-
3. Number of river basins with comprehensive water resources assessment	1	1

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Natural Resources Sustainably Managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Natural resources sustainably managed
PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM
Outcome Indicators
1. Average score of all ECAN zones	27.39	50.92
2. Ratio of total seized wildlife to total wild-sourced trade permits issued	0.52	0.51
Output Indicators
1. Number of Environmentally Critical Areas Network (ECAN) maps updated	4	4
2. Percentage of wildlife traffic monitoring units (WTMUs) that are functional	40%	100%
3. Number of endemic species subjected to population studies	2	2

DECEMBER 28, 2020	OFFICIAL GAZETTE	205
DEPARTMENT OF FINANCE

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Fiscal sustainability attained

2.	Asset and debt effectively managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fiscal sustainability attained
FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM
Outcome Indicator(s)
1. Improved tax effort	FY 2016-13.8%*, FY 2017-14.2%, FY 2018-14.7% * Figures are based on Tax Revenues Gross of Tax Refund / GDP	12.9%
2. Improved government system that ensure transparency in all extractive industry transactions	FY 2016-100%, FY 2017-100%, FY 2018-100%	N/A
3. Better resource governance, and timely, reliable, and open data on extractives are more accessible and relevant to extractives stakeholders and the general public	N/A	100%
4. Sustained country’s position at the forefront of international and regional economic finance cooperation	FY 2016-6, FY 2017-6, FY 2018-5, FY 2019-25	7
Output Indicator(s)
1. Number of plans and policy advisories developed and issued or updated and disseminated	FY 2016-9.75, FY 2017-12.75, FY 2018-9.75	4
2. Recommended policies on information disclosure and to address barriers to the full implementation of EITI	FY 2016-1, FY 2017-2 FY 2018-4	N/A
3. Recommended policies on mainstreaming transparency and accountability in the extractives sector, and number of target government agencies, and mining, and oil and gas companies implementing and maintaining systems for extractives data disclosure.	N/A	4
4. Number of offers provided by the Philippines in various fora / international agreements	FY 2016-2, FY 2017-2 FY 2018-2	N/A

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5. Number of final outcome documents in various fora/international agreements endorsed to the Secretary	FY 2010-2	1

Asset and debt effectively managed

ASSET AND LIABILITY MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of dividends collected from GOCC / collection targets	FY 2016-462%, FY 2017-305%, FY 2018-403%	100%
2. Percentage of foreign loans and grants negotiated over targets	FY 2016-127%, FY 2017-500.52%, FY 2018-100%	+15% to 20% of Target (subject to change depending on DBCC targets / NG financial requirements)
3. Percentage of released fund over the target	FY 2016-131.90%, FY 2017-156.44%, FY 2018-148%	105%
Output Indicator(s)
1. Amount collected as dividend from GOCCs	FY 2016-P 27.735 B, FY 2017-P 30.462 B, FY 2018-P 40.28 B* (Final figure per BTr report as of February 14, 2019)	P14.5 B
2. Value of foreign loans and grants negotiated	FY 2016-US$ 634.03 M, FY 2017-US$ 2,502.61 M, FY 2018-US$ 3,133.03 M	> or = US$2,000 M
3. Number of grants and loans approved	FY 2016-26, FY 2017-58, FY 2018-67	30

B. BUREAU OF CUSTOMS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Revenue collection improved

2.	Secured trade facilitation by international standards achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2020 TARGETS
Revenue collection improved

CUSTOMS REVENUE ENHANCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in revenue collection	29.4%	11.6%

DECEMBER 28, 2020	OFFICIAL GAZETTE	207
DEPARTMENT OF FINANCE

2. Proper / efficient examination and appraisal of imported goods resulted to additional revenues	2.16%	3%
3. Apprehension of smuggling activities	60	60
Output Indicator(s)
1. Amount of duties and taxes collected and percentage to BESF targets	P606, 044M (95.13%)	P695, 178M (100%)
2. Percentage of imported goods cleared within ten (10) days from filing of import declaration	96.61%	96.61%
3. Number of cases filed under the Bureau’s Action Team Against Smugglers (BATAS) Program within fifteen (15) days	24 cases	24 cases

Secured trade facilitation by international standards achieved

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM
Outcome Indicator(s)
1. Percentage of enforcement actions undertaken resulting to seizures	2%	2%
2. Percentage of cargo clearance process improved	2%	2%
3. Apprehension of anti-social goods from illegal drugs, counterfeit goods, product of environment crimes, etc.	50	55
Output Indicator(s)
1. Number of enforcement actions (alerts) undertaken	878	960
2. Percentage of shipment selected and physically examined or x-rayed	2%	2%
3. Number of cases of anti-social goods seized	50	50

C. BUREAU OF INTERNAL REVENUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME Improved Internal Revenue Collections PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Improved Internal Revenue Collections

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REVENUE ADMINISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of registered business tax payers	2019: Percentage	5% increase in the number of registered taxpayers
Output Indicator(s)
1. Filing of Run After Tax Evaders (RATE) cases at DOJ	2019: number of cases per year	36 cases per year
2. Audit effort	2019: Percent in collection goal	3% of total collection goal
3. Collection performance	2019: Amount of collection in Peso	Attained+/- 2% of collection goal

D. BUREAU OF LOCAL GOVERNMENT FINANCE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal sustainability of LGUs strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fiscal sustainability of LGUs strengthened
LOCAL FINANCE ADMINISTRATION PROGRAM
LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM
Outcome Indicator(s)
1. Ratio of LGU expenditures over total income	0.68	< or = 1
2. Percentage of actual collections of LGU from local taxes and other locally-generated revenue sources versus targets	78%	> or = 83%
3. Number of LGUs not exceeding 20% of their regular income for debt servicing	1,662	> or = 1,662
Output Indicator(s)
1. Percentage of requests for policy opinions and consultations provided in a timely manner	85%	> or = 90%
2. Percentage of LGU assessed on revenue and assessment performance	60%	> or = 60%
3. Percentage of LGUs evaluated for the issuance of certificate of net debt service ceiling and net borrowing capacity	95%	> or = 95%

DECEMBER 28, 2020	OFFICIAL GAZETTE	209
DEPARTMENT OF FINANCE

LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM
Outcome Indicator(s)
1. Percentage of training satisfaction for training programs	92%	> or = 90%
Output Indicator(s)
1. Percentage of treasurers and assessors trained over the total number of treasurers / assessors	95%	> or = 95%
2. Percentage of LGU capacitated / informed on local finance policies	95%	> or = 95%
3. Number of trainings conducted for LGUs	47	> or = 60

E. BUREAU OF THE TREASURY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Efficiency in cash management improved

2.	Efficiency in debt management achieved

3.	Efficiency in accounting of NG financial transactions enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Efficiency in cash management improved
FINANCIAL ASSET MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Fund the total government cash requirement to be negotiated daily	100%	100%
2. Return on NG cash resources	Php : BSP-ODF USD: 1.60%	Php : BSP-DOF rate USD: Fed Funds rate
Output Indicator(s)
1. Deviation from Php 5 Billion Average Year to Date (AYTD) in MDS Seed Fund		2.00%
2. BSF: Percentage of Free Cash invested in money market instrument		At least 50% of BSF free cash invested (balance in excess of the 3-month maturing GS, net of BSF holding)

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3. Number of assets registered in the National Asset Registry		300
4. Number of NGAs with data captured in the National Asset Registry		3 NGAs

Efficiency in debt management achieved

DEBT AND RISK MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Government financing requirement met (In Million Pesos)		P2,582,800 M
2. Refinancing risk efficiently managed	100% efficiency	100% efficiency
3. Efficient debt monitoring and servicing	100% efficiency	100% efficiency
Output Indicator(s)
1. Issuance of government securities consistent with auction schedule / calendar	As scheduled	Release of auction schedule should be > / = 3 working days before the first auction for the quarter. To conduct auction as scheduled.
2. Percentage of debt maturing in one year to total outstanding debt	ATM-10.38	Debt maturing in one year should be < or = 15% to total outstanding debt. Average time to maturity (ATM) should be > or = 7 years
3. Amount and percentage of debt service payment paid on or before due date	100% of debt service due paid on time	100% of debt service due paid on time

Efficiency in accounting of NG financial transactions enhanced

NG ACCOUNTING PROGRAM
Outcome Indicator(s)
1. Efficient release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs)	100% efficiency	100% efficiency
2. Reconciled active cash balances		Reconciled 85% active cash accounts
3. Timely submission of Journal Entry Vouchers to COA	GAM requirement	JEVs submitted to COA within 10 days after the reference month (except Dec. and Jan.)
4. Efficient release of Certification		100% efficiency

DECEMBER 28, 2020	OFFICIAL GAZETTE	211
DEPARTMENT OF FINANCE

Output Indicator(s)
1. Submission of Journal Entry Vouchers (JEVs) submitted to COA within the prescribed period	GAM requirement	100% submitted within 10 days after the reference month except December and January
2. Percentage of Certifications issued to requesting parties		Release/issue certifications; 80% of the total number of request received
3. Percentage of Bank Reconciliation Statement (BRS) submitted to COA on time		85% of the total required BRS for active cash accounts submitted to COA within 20 days after receipt of bank statement or closing of the books of accounts
4. Release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs) consistent with Release Schedule		Release IRA to LGUs on the 10th day of the month; other shares within 5 days from receipt of complete documents from DBM

F. CENTRAL BOARD OF ASSESSMENT APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Faire and equitable real property assessment

ORGANIZATIONAL OUTCOME

Due process for fair and equitable real property tax assessment improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Due process for fair and equitable real property tax assessment improved

REAL PROPERTY TAX ADJUDICATION PROGRAM
Outcome Indicator(s)
1. Percentage of cases reviewed over the last five years (5) whose decisions are overturned by a higher court	6%	0
2. Percentage of cases reviewed and decided over the last ten (10) years were sustained by higher courts		95%

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Output Indicator(s)
1. Percentage of new cases received on appeal from the LBAA that are given due course / acted upon within 30 days after receipt of complete documentation	100%	100%
2. Number of case events / hearings conducted	40	40
3. Percentage of cases submitted for decision that are resolved / decided within 90 days from submission	90%	90%

G. INSURANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Insurance, Pre-Need and HMO Industries’ growth and stability improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Insurance, Pre-Need, and HMO Industries’ growth and stability improved

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of supervised / regulated entities meeting the net worth requirements		88%
2. Percentage of supervised / regulated entities complying with Risk Based Capital (RBC) requirements		94%
Output Indicator(s)
1. Percentage of supervised / regulated entities examined, verified or monitored		100%
2. Percentage of received application for new and renewal of licenses processed within the prescribed period		80%
3. Percentage of applications for premium rates, insurance products, investments, contract forms, policies, reinsurance treaties, facultative placements processed within the prescribed period		98%

DECEMBER 28, 2020	OFFICIAL GAZETTE	213
DEPARTMENT OF FINANCE

H. NATIONAL TAX RESEARCH CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Philippine Tax System Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Philippine Tax System Improved

NATIONAL TAX ADVISORY PROGRAM
Outcome Indicator(s)
1. Number of National Government Agencies (NGAs) monitored and rendered technical assistance in fee revision within the prescribed timeframe	Monitored-35 NGAs Rendered technical assistance- 13 (depends on the number of requests in fee revision from NGAs)	Monitored-37 NGAs Rendered technical assistance-15
2. Percentage of tax research recommendations considered in tax policy reforms	90%	90%
Output Indicator(s)
1. Number of tax research studies conducted and publications completed	37 tax studies conducted 12 publications completed	37 tax studies conducted 12 publications completed
2. Percentage of tax related legislative bills evaluated / commented within the prescribed timeframe	80%	80%
3. Number of tax subsidy requests/applications of GOCCs / SUCs / GIs / Commissaries evaluated and processed within the prescribed timeframe	4 GOCCs/SUCs/GIs/ Commissaries	4 GOCCs / SUCs / GIs Commissaries-evaluated and processed
	(Depends on the number of tax subsidy requests/ applications from GOCCs/ SUCs/GIs/Commissaries)

I. PRIVATIZATION AND MANAGEMENT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

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ORGANIZATIONAL OUTCOME

Effective management and disposition of transferred assets and other government properties

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Effective management and disposition of transferred assets and other government properties

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM
Outcome Indicator(s)
1. Remittance to the Bureau of Treasury	P655,280,100	P649,392,660
2. Privatization proceeds collected	P728,089,000	P721,547,400
3. Average value of privatized assets sold over appraised value	0	0
Output Indicator(s)
1. Number of assets / entities currently being managed	133	131

2. Number & value of assets / properties being prepared for disposition for the year (a. include custodianship and pre-selling activities, eg. inventory, appraisal, etc.; b. the privatization plan should be submitted to the Privatization Council and approval should be implemented, such as the conduct of public bidding)

	20 P520,824,760	14 P1,325,136,015
3. Percentage of privatization plan adopted by the the Privatization Council	50%	50%

DECEMBER 28, 2020	OFFICIAL GAZETTE	215
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1.	Foreign relations strengthened to promote national development and international cooperation

2.	Overseas Filipinos protected and engaged, and consular services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Foreign relations strengthened to promote national development and international cooperation

DIPLOMACY PROGRAM
Outcome Indicators
1. National Security: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
2. Economic Diplomacy: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
3. Public and Cultural Diplomacy: Percentage of activities that led to expressions of support, commitment, or interest arising from DFA engagements	90%	90%
Output Indicators
1. National Security
Number of activities organized, initiated or attended by the DFA annually	4,989	5,321
Number of reports submitted by the Department in connection with diplomatic activities	10,000	5,219
2. Economic Diplomacy
Number of activities organized, initiated or attended by the DFA annually	3,177	2,900
Number of reports submitted by the Department in connection with diplomatic activities	4,372	4,234
3. Public and Cultural Diplomacy: Number of activities primarily aimed at enhancing the image of the Philippines in the global community	8,062	115,810

Overseas Filipinos protected and engaged, and consular services improved

CONSULAR / ATN PROGRAM
Outcome Indicators
1. Percentage of passports issued within the prescribed period	90%	90%
2. Higher satisfaction rating by those who avail themselves of ether consular documents	Majority of those who accomplished client feedback forms gave satisfactory rating	Majority of those who accomplished client feedback forms gave satisfactory rating

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3. Percentage of cases involving overseas Filipinos resolved as a proportion of total requests and cases handled	90%	90%
Output Indicators
1. Number of passports issued	3,112,128	4,339,537
2. Number of other consular documents issued	1,476,000	2,811,834
3. Number of Overseas Filipinos assisted using Assistance to Nationals (ATN) Fund and Legal Assistance Fund (LAF) as well as other interventions aside from ATN Fund and LAF	50,000	145,000

B. FOREIGN SERVICE INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Competency of DFA personnel enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Competency of DFA personnel enhanced

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM
Outcome Indicators
1. Percentage of training programs conducted within the prescribed period	100%	95%
2. Percentage of training programs rated useful by the personnel trained	99%	95%
3. Percentage of policy inputs adopted by the DFA	94%	95%
Output Indicators
1. Number of training programs conducted / implemented	100	74
2. Number of personnel trained	1,364	1,634
3. Number of research / policy papers completed and accepted by the requesting entity	85	72

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

DECEMBER 28, 2020	OFFICIAL GAZETTE	217
DEPARTMENT OF FOREIGN AFFAIRS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM
Outcome Indicator
1. Percentage of participants who rated the training course as good or better	90%	90%
Output Indicators
1. Number of training programs provided for other countries	7	7
2. Percentage of foreign technical and cooperation program implemented on time and rated useful	90%	90%

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Philippine linkage in UNSECO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of projects / activities and conferences coordinated, implemented and organized rated good or better	100%	100%
Output Indicator
1. Number of projects / activities and conferences coordinated, implemented and organized	40	40

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E. PRESIDENTIAL COMMISSION OF VISITING FORCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Policies on all status of forces agreements (SOFAs) that serve the national interest ensured and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Policies on all status of forces agreements (SOFAs) that serve the national interest ensured and sustained

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Percentage of agencies complying with presidential directives	100%	100%
Output Indicator
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	100%	100%
2. Percentage of policy papers / instruments and issuances submitted to the Presiden within the prescribed time frame	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	219
DEPARTMENT OF HEALTH

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic transition

3.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Access to promotive and preventive health care services improved

2.	Access to curative and rehabilitative health care services improved

3.	Access to safe and quality health commodities, devices, and facilites ensured

4.	Access to social health protection assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to promotive and preventive health care services improved

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM
Outcome Indicator
1. Performance Governance Strategic Readiness Score	2	3
Output Indicators
1. Percent (& Number) of policy agenda items with issued policies that underwent the consultative participatory process		N/A
2. Percent of policies issued based on the policy agenda list	N/A	100%
3. Percent (& Number) of research/policy briefs rated as useful or adoptable	97.67%	85%
4. Number of research/policy briefs completed and disseminated		N/A
5. Number of briefs based on researches (including but not limited to DOH funded researches) developed and disseminated (e.g. research, policy, etc.)	N/A	16

HEALTH SYSTEMS STRENGTHENING PROGRAM
Outcome Indicator
1. Human Resource for Health (HRH) to Population Ratio	20 HRH: 10,000 population	17 HRH: 10,000 population
Output Indicators
1. Percent of LGUs provided with technical assistance on local health systems development		N/A
2. Percent of partners provided with technical assistance on local health systems development		100%
3. Percent (& Number) of priority areas supplemented with HRH from DOH Deployment Program	100%	100%

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PUBLIC HEALTH PROGRAM
Outcome Indicators
1. Percent (& Number) of public health facilities with no stock-outs	72%	More than or equal to 70%
2. Percent (& Number) of external clients who rate the technical assistance provided as satisfactory or better	100%	100%
3. Percent of fully immunized children	68.18%	95%
4. Modern contraceptive prevalence rate	56.67%	29%
5. Number of malaria-free provinces	50	72
6. Number of filariasis-free provinces	40	46
7. Number of rabies-free areas	N/A	N/A
8. Number of rabies-free zones (provinces)	N/A	10
9. Percent of Anti-Retroviral Treatment (ART) eligible people living with HIV on ART	42.13%	90%
10. Treatment success rate for all forms of Tuberculosis	91%	>90%
11. Premature mortality rate attributed to cardiovascular disease, cancer, diabetes, and chronic respiratory diseases		N/A
Output Indicators
1. Percent (& Number) of LGUs and other health partners provided with technical assistance on public health programs	100%	100%
2. Average percentage of LGUs provided with at least 80% of commodities		N/A
3. Percent of received health commodities from the Central Office distributed to health facilities based on the allocation list		80%
4. Percent of Centers for Health Development (CHDs) with no stock-outs of centrally procured major health commodities for Integrated Comprehensive Essential Service Delivery Package (ICESDP) as identified by the Programs		85%

EPIDEMIOLOGY AND SURVEILLANCE PROGRAM
Outcome Indicators
1. Percent (& Number) of epidemiological and public health surveillance strategic report utilized		N/A
2. Percent (& Number) of epidemiological and public health surveillance strategic report disseminated	N/A	90%
Output Indicator
1. Percent (& Number) of outbreak / epidemiologic investigations conducted	100%	75%

HEALTH EMERGENCY MANAGEMENT PROGRAM
Outcome Indicator
1. Percent (& Number) of LGUs with institutionalized Disaster Risk Reduction Management for Health (DRRM-H) Systems	42.34%	40%
Output Indicators
1. Percent (& Number) of LGUs provided with technical assistance on the development or updating of DRRM-H Plans		N/A
2. Percent (& Number) of LGUs provided with technical assistance on the development or updating of DRRM-H	N/A	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	221
DEPARTMENT OF HEALTH

Access to curative and rehabilitative health care services improved

HEALTH FACILITIES OPERATION PROGRAM
Outcome Indicators
1. Hospital infection rate	0.57%	<1%
2. Percent (& Number) of drug dependents who completed the treatment program	83%	86%
Output Indicators
1. Number of policies, manuals, and plans developed on health facility development	N/A	10
2. Percent (& Number) of samples tested at National Reference Laboratories (NRLs)		N/A
3. Percent of National External Quality Assurance Scheme (NEQAS) provided to Health Facilities by the NRLs	N/A	20%
4. Number of blood units collected by Blood Service Facilities	203,442	83,546
5. Number of in-patient and out-patient drug abuse cases managed	57,229	24,257

Access to safe and quality health commodities, devices, and facilities ensured

HEALTH REGULATORY PROGRAM
Outcome Indicators
1. Percent (& Number) of health facilities and services compliant to regulatory policies		N/A
2. Percent (& Number) of establishments/health products compliant to regulatory policies		N/A
3. Percent of health establishments and health products compliant to regulatory policies	78.08%	75%
4. Percent of Public Health Emergencies of International Concern (PHEIC) and / or Public Health Risks (PHR) rapidly responded at Point of Entry (POE)	100%	100%
Output Indicators
1. Percent (& Number) of authorization issued within Citizen’s Charter Timeline		N/A
2. Percent of applications for permits, licenses, or accreditation processed within the Citizen’s Charter Timeline	N/A	85% (FDA) 90% (DOH-OSEC)
3. Percent (& Number) of licensed health facilities and services monitored and evaluated for continuous compliance to regulatory policies	108.88%	96%
4. Percent (& Number ) of establishments and health products monitored and evaluated for continuous compliance to regulatory policies	64.71%	65%

Access to Social Health Protection Assured

SOCIAL HEALTH PROTECTION PROGRAM

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Outcome Indicator
1. Percent of excess net bill covered by Medical Assistance Program (MAP) incurred by poor in-patients admitted in basic accommodation or service ward	64.57%	100%
Output Indicator
1. Number of patients provided with medical assistance	1,243,403	1,800,000

B. NATIONAL NUTRITION COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Improved access to quality nutrition and nutrition-sensitive services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Improved access to quality nutrition and nutrition-sensitive services

NATIONAL NUTRITION MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of target NGAs and NGOs implementing development programs with nutrition objectives or considerations or components	90%	90%
2. Percentage of targeted LGUs implementing quality nutrition programs	90%	90%
3. Percentage of target audience with recall of key nutrition messages	61%	61%
4. Prevalence of stunting among 5 children	30.30%	<28%
5. Prevalence of wasting among 5 children	5.60%	<5%
Output Indicators
1. Percentage of targeted national, regional, and local policies and plans formulated and adopted, budgeted, and coordinated	90%	90%
2. Percentage of targeted nutritional promotional materials produced and disseminated and promotional activities undertaken	90%	90%
3. Percentage of targeted stakeholders assisted:
a. LGUs	95%	95%
b. NGAs	95%	95%
c. NGOs	95%	95%

DECEMBER 28, 2020	OFFICIAL GAZETTE	223
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate and affordable housing provided and communities orderly developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2021 TARGETS
Adequate and affordable housing provided and communities orderly developed

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Percentage of families provided secure tenure through different modalities (housing need / demand)	12.04%		12.37%
2. Proportion of socialized and low-cost housing target vis-a-vis housing needs	102,303:1,034,063 (socialized 53,452:1,034,063 (low-cost	) )	129,933:1,145,963 (socialized 57,232:1,145,963 (low-cost	) )
3. Percentage increase in socialized housing assistance/financing	16.30%		20%
4. Proportion of cities with multi-stakeholder councils or similar bodies for local housing and urban planning needs	19 out of 1,634 LGUs		23 out of 1,634 LGUs
5. Percentage increase of slum communities and urban centers redeveloped and/or transformed	1%		1%
Output Indicators
1. Number of policies developed and issued or updated and disseminated	446		457
2. Number of strategies developed and adopted to address housing needs	3		4
3. Number of families provided secure tenure (through subdivision survey)	1,358 (through CELA	)	1,500 (through CELA	)
4. Database and shelter information developed	2		2
5. Number of LGUs provided with technical assistance in shelter planning by Writeshop	135		141
6. Number of LGUs provided with technical assistance in establishing systems and mechanisms against professional squatters and squatting syndicates	22		25
7. Baseline and benchmark studies for urban development	1		2

LAND USE, HOUSING AND REAL ESTATE REGULATORY PROGRAM
Outcome Indicators
1. Number and percentage of reviewed Comprehensive Land Use Plans (CLUPs) and Provincial Physical Framework Plans (PPFPs) compliant to land use planning standards and guidelines	15 (88%	)	18 (100%	)
2. Percentage of stakeholders who rated the regulatory process as satisfactory or better	94%		97%

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Output Indicators
1. Percentage of license to sell applications acted upon within the prescribed period	94%	93%
2. Percentage of inspections that result in issuance of notice of violation	19%	16%

HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM
Output Indicators
1. Percentage of HOA applications for registration approved and registered within the prescribed period	92%	94%

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Due process in resolving human settlement disputes ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Due process in resolving human settlement disputes ensured

HUMAN SETTLEMENTS ADJUDICATION PROGRAM
Outcome Indicator(s)
1. Percentage of decisions elevated to Court of Appeals that are affirmative	91%	90%
2. Percentage of stakeholders who rated the adjudication processes as satisfactory or better	60%	50%
Output Indicator(s)
1. Percentage of decisions rendered out of the total number of cases	45%	36%
2. Percentage of decisions rendered within sixty (60) days out of the total number of cases ripe for resolution	60%	50%
3. Percentage of decisions rendered on HOA disputes within sixty (60) days out of the total number of HOA cases ripe for resolution	60%	40%

DECEMBER 28, 2020	OFFICIAL GAZETTE	225
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Economic opportunities in industry and services expanded

3.	Technology adopted, promoted and accelerated

4.	Innovation stimulated

5.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

ICT GOVERNANCE PROGRAM
Outcome Indicators
1. Improved ranking in the Global e-Government Development Index (EGDI)	Philippines ranked 75th out of 193 countries in 2018	To be in the Top 60 among all countries surveyed by 2022
2. Improved ranking in the Global Cybersecurity Index (GCI)	Philippines ranked 37th out of 165 countries in 2017	To be in the Top 50 percentile among all countries to be surveyed by 2022
Output Indicators
1. Number of national ICT plans developed and/or implemented	4	17
2. Number of policies and standards developed and/or implemented	6 policies and 26 standards 70 agencies’ ISSP endorsed	7 policies and 30 standards; 120 agencies’ ISSP endorsed
3. Number of recommendations and position papers in ICT-related legislative bills and executive issuances	22	12

ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM

INNOVATION AND DEVELOPMENT SUB-PROGRAM
Outcome Indicator
1. Increased number of places with broadband access to government services and connectivity	227 localities, 35 cities	10% increase per year

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Output Indicators
1. Number of developed ICT-enabled tools, applications and systems for public use	3 National Government Data Centers; GovNet / Regional GovNet; Secure GovNet Operations and Maintenance of 9 Shared Services; National Government Portal; Open Data Portal	Development of 2 systems and 1 mobile application
2. Number of interconnected government agencies	461	Additional 30 NGAs/LGUs
3. Number of localities with connectivity	227 localities 35 cities	79 Provinces and 898 Municipalities and Cities (10,069 live sites maintained and operated)

IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Increased provision of technical assistance to government agencies	301 technical services	10% increase per year
Output Indicators
1. Number of technical services provided	3 National Government Data Centers; GovNet; Secure GovNet Operations and Maintenance of 9 Shared Services	14 ICT facilities/services providing technical services
2. Number of government agencies who availed the technical services	133 NGAs for GovCloud 545 NGAs for Government Web Hosting Service	2,753 NGAs/LGUs
3. Number of operationalized and enhanced infrastructures	Existing infrastructures for enhancement / rehabilitation: 187 Buildings 185 Towers 40 Access Roads	Operations of 2 Cable Landing Stations (CLS) and 4 Repeater Stations; Operations and Maintenance of 4 goverment communications management system

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in number of jobs generated in the Next Wave Cities	298,000 jobs generated	Additional 200,000 by 2022
2. Increase in number of jobs generated in ICT Sector and IT-BPM industry	1.15 Million jobs generated as of 2016	1.57 Million jobs generated by 2022
3. Increase in income generated from ICT Sector and IT-BPM industry	22.9 Billion USD income generated for the IT-BPM industry in 2016	32.2 Billion USD income by 2022
4. Increase in number of cities included in the Tholons Top 100 Super Cities	6 cities included in 2017	Yearly increase of at least 1 city
Output Indicators
1. Number of capability development activities conducted	370	2,392
2. Number of ICT users trained	20,551	66,521
3. Number of ICT-enabled centers established in the communities	1,145	11 upgraded Tech4ED Centers to Digital Transformation Centers

DECEMBER 28, 2020	OFFICIAL GAZETTE	227
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Cybercrime prevention, investigation and coordination strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Cybercrime prevention, investigation and coordination strengthened

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the cybercrime plans and policies as satisfactory or better		50% of stakeholders
2. Increased promotional strategy for Cybercrime Prevention		One (1) interactive website One (1) information system
Output Indicators
1. Number of cybercrime cases handled, monitored, and assisted		90
2. Number of cybercrime plans and policies developed		3
3. Percentage of cybercrime cases handled, monitored, and assisted submitted to authorized agency/ies for appropriate action		50%

C. NATIONAL PRIVACY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection achieved

ORGANIZATIONAL OUTCOME

Privacy and data security in information and communication systems supported and enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Privacy and data security in information and communication systems supported and enhanced

REGULATORY AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the privacy plans and policies as satisfactory or better	60%	75%
2. Number of private sectors and government agencies checked for DPA compliance	8	350

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Output Indicators
1. Number of Public Information/Education Projects implemented	3	12
2. Percentage of requests for technical assistance responded to within the prescribed time frame	50%	75%
3. Percentage of complaints and investigations resolved	50%	65%
4. Number of international membership or cooperation entered	1	3

D. NATIONAL TELECOMMUNICATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adopted, promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage increase with access to reliable telecommunication service providers at just and reasonable rates	5,700 Issued New Radio Station License (CMTS)	7,000 Issued New Radio Station License (CMTS)
2. Increased broadband speed at just and reasonable rates	5.5 Mbps	13.0 Mbps
3. Percentage of consumer satisfaction in broadcast and telecommunications services		92%
Output Indicators
1. Percentage of authorization cases acted upon within the prescribed time	90%	100%
2. Percentage of complaints received against frequency channel assignments made acted upon within the prescribed time	90%	100%
3. Percentage of licenses, permits, registrations and certificates issued within the prescribed time	90%	100%
4. Percentage of consumer complaints acted upon within the prescribed time		100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	229
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Local Governance Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Local Governance Improved

LOCAL GOVERNMENT EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of assisted LGUs that are implementing relevant policies, plans, programs / projects and / or systems on various governance areas	1,653 PCMs	50% of 1,592 PCMs (excluding BARMM)
Output Indicator
1. Number of LGUs provided with pertinent capacity-building / TA services on various governance areas	1,653 PCMs	1,592 PCMs (excluding BARMM)

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM
Outcome Indicators
1. Percentage of LGUs that consistently receive awards / incentives for good local governance	1,653 PCMs	10% of 1,653 PCMs
2. Percentage of LGUs that passed the criteria for good governance	1,653 PCMs	15% of 1,653 PCMs
Output Indicators
1. Number of LGUs provided with recognition/incentives in accordance to set timelines	1,653 PCMs	All SGLG / PCF passers
2. Number of LGUs assessed on good local governance	1,653 PCMs	1,653 PCMs

B. BUREAU OF FIRE PROTECTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Protection of communities from destructive fires and other emergencies improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Protection of communities from destructive fires and other emergencies improved

FIRE PREVENTION MANAGEMENT PROGRAM
Outcome Indicators
1. Reduction in the number of fire incidents per 10,000 population	1 in every 10,000 population	1 (10,900 fire incidents)
2. Reduction in the number of fire-related deaths per 200,000 population	1 in every 200,000 population	1 (545 fire-related deaths)
3. Reduction in number of fire-related injuries per 100,000 population	1 in every 100,000 population	1 (1,090 fire- related injuries)
Output Indicators
1. Percentage of registered business establishments inspected against the total number of registered business establishments nationwide	1,986,500	100%
2. Percentage of Fire Safety Inspection Certificate (FSIC) rated buildings and structures that has not been the cause of fire incident (origin of fire) against the total number of FSIC-rated buildings and establishments nationwide	1,896,500	99,85%
3. Percentage of buildings and establishments inspected within the prescribed time frame i.e., 3 1/2 days from the receipt of Inspection Order (10) of the Fire Safety Inspector (FSI) against the total number of buildings/establishments inspected nationwide	1,896,500	85%

FIRE AND EMERGENCY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of fire calls/emergency calls responded against the total number of fire calls received	total number of fire calls received	100%
2. Percentage of fire incidents responded with estimated property damage not exceeding P300,000.00 out of the total number of fire incidents responded nationwide	total fire incidents responded	85%
3. Percentage of fire calls and related emergencies responded within seven (7) minutes (from receipt of fire call until arrival on the fire scene) against the total fire and emergency calls responded	total fire and emergency calls responded	90%
Output Indicators
1. Percentage of resolved cases with cause and origin determined within the prescribed time	85%	85%
2. Percentage of suspected arson cases filed in court against total number of intentional fire incidents investigated	25%	25%
3. Percentage of households in disaster / calamity-affected barangays rendered with assistance	15%	15%

DECEMBER 28, 2020	OFFICIAL GAZETTE	231
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Safe and Humane Management of all district, city, and municipal jails enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Safe and Humane Management of all district, city, and municipal jails enhanced

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage reduction in the number of escape incidents	19 escape incidents	6% (18 escape incidents)
2. Percentage reduction in the number of jail disturbances	43 jail disturbances	10% (39 jail disturbances)
Output Indicators
1. Improved safekeeping efficiency	99.98%	99.98% of actual number of inmates
2. Percentage of inmates released within 24 hours of their release date	100%	100% of actual number of inmates to be released
3. Percentage of inmates provided with welfare and development services	80%	80% of actual number of inmates

D. LOCAL GOVERNMENT ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sustainable Development - Oriented Local Government

ORGANIZATIONAL OUTCOME

Local governance capacity of LGU and DILG LG sector personnel improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Local governance capacity of LGU and DILG LG sector personnel improved

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees that achieve the learning outcomes of the training they attended (by profile / position, gender, geographical, outcome sector)	80%	80%
2. Percentage of LGUs provided training which achieve learning outcome	80%	80%

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Output Indicators
1. Number of officials/personnel trained (by profile/position, gender, geographical, outcome sector):
a) LGUs	18,512	18,512
b) DILG	2,146	2,146
2. Percentage of training activities commenced according to initial schedule	85%	85%
3. Percentage of training course attendees that rate the training as satisfactory or better
a) LGUs	94%	94%
b) DILG	96%	96%

E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Muslim culture, traditions, and cultural centers preserved, developed and strengthened

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Muslim culture, traditions, and cultural centers preserved, developed and strengthened

SOCIO-CULTURAL PROGRAM
Outcome Indicators
1. Percentage increase in Muslim communities access to the cultural programs of the Commission	1,136	10% increase in number of Islamic Institutions accessible to Muslim Communities
2. Percentage of stakeholders that rated the quality of the socio-cultural programs of the Commission as satisfactory or better	90%	90% satisfaction rate for all Commission’s programs
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Cultural Program and percentage increase	7,378	7,746 (5% increase)
2. Number of activities/projects conducted under the Socio-Cultural Program	30	30
3. Percentage of Muslim Filipino beneficiaries who rated the socio-cultural programs as satisfactory or better	90%	90%

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

SOCIO-ECONOMIC PROGRAM
Outcome Indicators
1. Increased number of workers or employment generated in Halal industries		5% increase in Muslims employed in halal producing companies

DECEMBER 28, 2020	OFFICIAL GAZETTE	233
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

2. Percentage increase in Muslim Filipinos assisted with enhanced economic opportunities	47	10% increase in number of Muslim Filipinos assisted
3. Percentage increase in Muslim communities access to the economic and social services programs of the Commission		10% increase of programs in economic and social services
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Economic Program and percentage increase	47	52 (10% increase)
2. Number of inter-agency and stakeholders activities on Halal conducted	31	31
3. Percentage of Muslim Filipino beneficiaries who rated the socio-economic programs as satisfactory or better	90%	90%
SOCIAL PROTECTION PROGRAM
Outcome Indicators
1. Quality of legal assistance, relief operations and settlement service peace initiatives and conflict resolution assistance/ services, and support to education and advocacy for Muslim Communities rated satisfactory or better	90%	90% satisfaction rate
2. Percentage increase of stakeholders with enhanced access to the abovementioned services and programs	30,252	5% increase in the number of Muslims availing social services
Output Indicators
1. Number of peace advocacies/ campaigns, legal assistance, relief operations and settlement service, and support to education and advocacy for Muslim	2	15
2. Number of Muslims availing of the abovementioned social services	30,252	40,000
3. Percentage of request from Muslim Filipinos who were given assistance	90%	90%

F. NATIONAL POLICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Police Professionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Police Professionalized

POLICE ADMINISTRATION PROGRAM
POLICE SUPERVISION SUB-PROGRAM
Outcome Indicators
1. Percentage of PNP Offices/Units complying with NAPOLCOM issued policies	No. of PNP offices / units	50%
2. Percentage of stakeholders who rated NAPOLCOM plans and policy advisories as satisfactory or better	65%	70%

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Output Indicators
1. Number of plans and policies issued and updated	40	75
2. Percentage of examination applications processed within the prescribed timeframe	100%	100%
3. Number of inspection and audit reports submitted	117	128

POLICE DISCIPLINARY SUB-PROGRAM
Outcome Indicator
1. Percentage of police officers with administrative cases	No. of actual PNP uniformed personnel	3%
Output Indicators
1. Percentage of complaints investigated	No. of complaints received	40%
2. Percentage of decision on summary dismissal cases of police officers drafted	No. of summary dismissal cases received	15%
3. Percentage of decisions on PNP administrative cases drafted by the National Appellate Board and Regional Appellate Board from receipt of complete records	No. of PNP administrative cases received	60%

POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM
Outcome Indicator
1. Percentage of client satisfaction on the timeliness of payment of benefit claims	80%	90%
Output Indicators
1. Percentage of benefit claims adjudicated within sixty (60) days from receipt of complete documents	number of claims received during the year	30%
2. Percentage of valid claims paid within five (5) working days from receipt of SARO / NCA from DBM	100%	100%

CRIME PREVENTION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of population that say they feel safe in their communities	50%	50%
Output Indicators
1. Number of crime prevention policies issued and programs developed	1	1
2. Number of criminological researches and studies undertaken	2	2
3. Percentage of stakeholders who rated the crime prevention information as satisfactory or better	50%	50%

G. NATIONAL YOUTH COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Iincreased contribution of, and benefit for the youth in the attainment of MDGs.

Improved enabling conditions for youth participation in governance, society and development.

Improved social protection through enabling policies and programs.

DECEMBER 28, 2020	OFFICIAL GAZETTE	235
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

ORGANIZATIONAL OUTCOME

Coordination of government actions for the development of the youth improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Coordination of government actions for the development of the youth improved

YOUTH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in LGUs with Local Youth Development Plan	30%	10%
2. Percentage of accomplishment of agencies’ commitment to the Philippine Youth Development Plan	30%	30%
Output Indicators
1. Number of youth policy advisories and advocacies accomplished	16	15
2. Number of youth and youth-serving organizations provided with technical assistance	42,036 youth; 100 youth-serving organizations	42,036 youth; 120 youth- serving organizations
3. Number of youth organizations mobilized for various advocacies	600	500

H. PHILIPPINE COMMISSION ON WOMEN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Gender-Responsiveness of Government Policies, Plans and Programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Gender-Responsiveness of Government Policies, Plans and Programs Improved

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of NGAs with improved level of gender responsiveness	36 NGAs	50% of target NGAs
Output Indicators
1. Percentage of stakeholders who rated the policy as good or better	70%	70%
2. Percentage of requests for technical support responded to within 15 days	100%	100%
3. Percentage of GAD Plans and Budget (GPB) and Annual Report (AR) submissions of NGAs reviewed within 30 days	30%	30%

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I. PHILIPPINE NATIONAL POLICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Community safety improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Community safety improved

CRIME PREVENTION AND SUPPRESSION PROGRAM
Outcome Indicators
1. National Safety Index	66% feeling safety rating	69.3% feeling safety rating
2. Percentage reduction in National Index Crime Rate (NICR)	8.65%	6% reduction
Output Indicators
1. Number of foot and mobile patrol operations conducted	15,215,826	5% increase
2. Percentage change in National Index Crime Rate (NICR)	8.65%	5% reduction
3. Percentage of crime incidents responded within 15 minutes (in urban areas)	100%	100%

CRIME INVESTIGATION PROGRAM
Outcome Indicator
1. Crime Solution Efficiency	61.11%	7% increase
Output Indicators
1. No. of crime investigation undertaken	520,389	522,301
2. Percentage of most wanted persons/ high value targets arrested	49.11%	5% increase
3. Percentage of arrested persons within 30 days upon the receipt of the warrant of arrest	30.36%	5% monthly arrest

POLICE EDUCATION PROGRAM
Outcome Indicators
1. Professional and highly trained junior Police Commissioned Officers (PCOs) and Police Non-Commissioned Officers (PNCOs) of the Philippine National Police	70%	5% increased
2. Stakeholders’ Satisfaction Index	70%	5% increase
Output Indicators
1. Number of assessment and training needs	1 per semester	1 per semester
2. Percentage of total uniformed personnel completing training programs of the PNP for a School Year
a) Baccalaureate	80% of 1,050	80% of 1,100
b) Mandatory Courses for PNCOs	28,383	70%
3. Number of PNP Personnel Trained
a) Baccalaureate	100%	100%
b) Mandatory Courses for PNCOs	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	237
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

J. PHILIPPINE PUBLIC SAFETY COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Professionalized Public Safety Officers

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Professionalized Public Safety Officers

PUBLIC SAFETY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of total uniformed personnel completing the training programs of the PPSC for:
a) Baccalaureate
2. Percentage of total uniformed personnel completing the training programs of the PPSC for:
a) Masteral Degree Program	175	80%
b) Mandatory Courses	9,600	80%
Output Indicators
1. Number of DILG Uniformed Personnel trained:
a) Baccalaureate
b) Mandatory Courses	9,600	9,600
c) Masteral Degree Program	175	175
2. Percentage of training completed within specified time	100%	100%
3. Percentage of students/trainees who rate training courses as satisfactory or better	91%	91%
4. Number of researches completed	140	140

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XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Justice effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Justice effectively and efficiently administered

LAW ENFORCEMENT PROGRAM

PROSECUTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution (convictions vis-a-vis acquittal)	88.7%	88.75%
Output Indicators
1. Percentage of criminal complaints resolved during the period	91.4%	91.50%
2. Percentage of cases pending within 120 days	68.80%	69%

WITNESS PROTECTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution in cases with witnesses covered by the program	98.15%	98.50%
Output Indicators
1. Percentage of applications for witness coverage acted upon during the period	100%	100%
2. Percentage of witnesses with no untoward incident/s	100%	100%

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecutions	86.00%	86.00%
Output Indicators
1. Number of law enforcers and service providers trained	6,990	7,000
2. Percentage of investigations completed	89%	89%

CORRECTIONS PROGRAM

DECEMBER 28, 2020	OFFICIAL GAZETTE	239
DEPARTMENT OF JUSTICE

Outcome Indicator
1. Percentage of parolees and pardonees not recommitted into prison due to reoffending or other infractions	98.50%	98.50%
Output Indicators
1. Percentage of inmate records, applications, petitions and other communications relative to parole and executive clemency acted upon during the period	99.00%	99%
2. Percentage of parole/executive clemency resolutions issued within the prescribed period/s days after Board decision	100%	100%
3. Percentage of victim compensation claims acted upon during the period	98.00%	98.00%

LEGAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of requests for legal services acted upon within the prescribed period/s	98.00%	98%
Output Indicators
1. Percentage of requests for legal services acted upon during the period	99%	99.10%
2. No. of ADR practitioners trained	1,080	1,100
3. Percentage of ADR accreditation applications acted upon during the period	92.50%	93.00%

B. BUREAU OF CORRECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: National prisoners effectively and efficiently kept safe and rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
National prisoners effectively and efficiently kept safe and rehabilitated

PRISONERS REHABILITATION PROGRAM
Outcome Indicator
1. Rate of full compliance to prison rules committed by inmate participating in rehabilitation programs	99.30%	99.30%
Output Indicators
1. Inmate participation rate in rehabilitation programs	88.31%	90.00%

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2. Number of qualified inmate carpetas forwarded to BPP	3,073	3,500

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM
Outcome Indicators
1. Percentage of all inmates effectively secured in custody	99.90%	99.90%
2. Congestion rate in national prisons	115%	135%
Output Indicators
1. Average daily number of inmates maintained and safekept	49,420	49,481
2. Prison violence incidents as a percentage of average daily inmate population	0.02%	0.02%

C. BUREAU OF IMMIGRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Immigration enforcement and border control effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Immigration enforcement and border control effectively and efficiently administered

BORDER CONTROL AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of alien arrivals and departure cleared	99.95%	99.95%
Output Indicators
1. Percentage of entry and exits processed upon primary inspection within 45 seconds	99%	99%
2. Percentage of transactions processed not requiring Board action (from filing to implementation) within 6 days	94.25%	94.40%
3. Percentage of intelligence cases disposed (from referral to arrest/dismissal/ referral) within 60 days	93.40%	93.60%

D. LAND REGISTRATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Land registration services effectively delivered

DECEMBER 28, 2020	OFFICIAL GAZETTE	241
DEPARTMENT OF JUSTICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Land registration services effectively delivered

LAND TITLING AND REGISTRATION PROGRAM
Outcome Indicators
1. Percentage of titles issued and deeds annotated without errors	99.75%	99.75%
2. Percentage of clients satisfied with agency services	75%	75.07%
Output Indicators
1. Percentage of titles issued 20 days after submission of complete documents	90.17%	90.17%
2. Percentage of deeds annotated 20 days after submission of complete documents	92.43%	92.43%

E. NATIONAL BUREAU OF INVESTIGATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Efficient and effective investigation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Efficient and effective investigation ensured

CRIME DETECTION AND INVESTIGATION PROGRAM
Outcome Indicators
1. Percentage of cases recommended for prosecution that were upheld (filed in court) by the National Prosecution Service and Ombudsman (within the year)	57%	57%
2. Percentage of clients that rate the service as satisfactory or better	97%	97%
Output Indicators
1. Number of investigations conducted and acted upon	56,199	56,500
2. Percentage of cases investigated with final recommendation within the specified time	87%	87%
3. Number of applications for NBI clearance processed	7,560,000	7,610,000
4. Percentage of clearance applications processed within the prescribed time of ten (10) minutes	98%	98%

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F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Efficient legal services for Government Corporation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Efficient legal services for Government Corporations ensured

LEGAL SEVICES FOR GOVERNMENT CORPORATIONS PROGRAM
Outcome Indicators
1. Percentage of clients who rated the legal representation and other legal services of OGCC as satisfactory	100%	100%
2. Percentage of cases handled during the year and won	70%	70%
Output Indicators
1. Percentage of pleadings filed within the prescribed period by the court	100%	100%
2. Percentage of cases acted upon within the period prescribed period by the courts	n/a	n/a
3. Number of contracts reviewed in the last three (3) years that have been disputed	None	None
4. Percentage of contracts reviewed within the prescribed period	n/a	n/a
5. Percentage of legal opinions rendered within the prescribed period	n/a	n/a
6. Percentage of all contract reviews and legal opinions rendered within the prescribed period	100%	100%

G. OFFICE OF THE SOLICITOR GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Efficient legal services for government and the public ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Efficient legal service for government and the public ensured

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM

DECEMBER 28, 2020	OFFICIAL GAZETTE	243
DEPARTMENT OF JUSTICE

Outcome Indicator
1. Percentage of client agencies who rated the OSG pleadings and services as Very Satisfactory or higher	100%	100%
Output Indicators
1. Percentage of cases acted upon within thirty (30) days	99%	99%
2. Percentage of cases acted upon for the year	97%	97%
3. Percentage of SCN petitions acted upon within the period allowed by law	100%	100%

H. PAROLE AND PROBATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Community-based rehabilitation and re-integration of offenders upgraded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Community-based rehabilitation and re-integration of offenders upgraded

PAROLE. AND PROBATION PROGRAM
Outcome Indicators
1. Percent of probation investigation recommendations sustained by the courts	95%	95%
2. Percent of supervision recommendations sustained by the courts	95%	95%
3. Percent of clients’ compliance to the terms of their probation and/or parole conditions	97%	97%
Output Indicators
1. Percent of clients participating in the rehabilitation programs	95%	95%
2. Percent of investigation reports submitted to Courts I Board of Pardons and Parole within the prescribed period	80%	80%
3. Number of rehabilitation and intervention services rendered to clients and % increase over previous year	1,785,316 and 1%	1,785,316 and 1%
4. Percent of VPA mobilized to assist in the rehabilitation program of client	94.18%	94.18%

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I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Ill-gotten wealth effectively and efficiently recovered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Ill-gotten wealth effectively and efficiently recovered

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM
Outcome Indicator
1. Percentage of remittance over recovered assets	100%	100%
Output Indicators
1. Amount of remittance to the Bureau of Treasury; income generated from surrendered/sequestered assets including rental and interest income from recovered assets under escrow with the BTr	571,291,000	584,437,000
2. Percentage of cases requested by the Office of the Solicitor General (OSG) that are investigated within the prescribed timeframe	90%	90%

J. PUBLIC ATTORNEY’S OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME: Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME: Accessible, efficient and effective legal service to indigents and other qualified persons assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Accessible, efficient and effective legal service to indigents and other qualified persons assured

PUBLIC LEGAL ASSISTANCE PROGRAM
Outcome Indicators
1. Number of available lawyers’ time spent for each service	24 hrs.	24 hrs.
2. Percentage of cases, including the appealed cases, that were favorably disposed	81.34%	81.34%
3. Public attorney to court ratio	1:1	1:1
Output Indicators
1. Percentage of hearings for which no postponement is sought by the PAO legal representative	100%	100%
2. Alternative Dispute Resolution (ADR) success rate	92.75%	92.75%
3. Percentage of request for non-judicial assistance acted upon within two (2) hours	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	245
DEPARTMENT OF LABOR AND EMPLOYMENT

XVIII. DEPARTMENT OF LIBOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Employability of workers and competitiveness of MSMEs enhanced

2.	Protection of workers’ rights and maintenance of industrial peace ensured

3.	Social protection for vulnerable workers strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Employability of workers and competitiveness of MSMEs enhanced

EMPLOYMENT FACILITATION PROGRAM
Outcome Indicators
1. Percentage of Special Program for the Employment of Students (SPES) beneficiaries graduated from Tech Voc or College Courses	23,314 beneficiaries	1% inrease from baseline
2. Placement rate of qualified jobseekers	81%	80%
3. Placement rate of youth assisted under JobStart Philippines	73%	70%
Output Indicators
1. Number of youth-beneficiaries assisted	170, 875	75,142
2. Number of qualified jobseekers referred for placement	2,330,936	1,500,000
3. Number of individuals reached through Labor Market Information (LMI)	4,184, 649	2,285,401

Protection of workers’ rights and maintenance of industrial peace ensured

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM
Outcome Indicators
1. Compliance rate of establishments inspected (LLCS)	79%	70%
2. Settlement rate (SEnA)	75%	70%
3. Enforcement rates of decisions / orders on:
a. certification election and	80%	70%
b. labor standards cases(writs of execution issued and served)	91%	50%
Output Indicators
1. Number of establishments assessed (LLCS)	59,380	32,000
2. Number of beneficiaries / workers served	662,095	245,858
3. Disposition rate of cases handled, including requests for assistance	89%	100%

Social protection for vulnerable workers strengthened

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WORKERS PROTECTION AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of livelihood projects still operational after two (2) years of grant	84% (group) 87% (individual)	5%
2. Percentage of OFW labor cases resolved	97%	88%
Output Indicators
1. Number of beneficiaries provided with livelihood assistance	85,471	23,007
2. Number of beneficiaries served	1,473,771	3,201,672
3. Percentage of individuals provided services within the prescribed process cycle time (PCT)	100%	100%

B. INSTITUTE FOR LABOR STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Utilization of labor and employment researches for policy development and program implementation increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Utilization of labor and employment researches for policy development and program implementation increased

LABOR AND EMPLOYMENT RESEARCH PROGRAM
Outcome Indicators
1. Percentage of users satisfied with research papers	70%	80%
2. Percentage of research papers considered as actual or potential input to policy / program development	70%	70%
Output Indicators
1. Number of research papers completed	8	8
2. Number of research papers disseminated or published	8	8
3. Percentage of requests for technical papers or reports met not later than date of deadline set by the requesting person or agency	80%	80%

C. NATIONAL CONCILIATION AND MEDIATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Labor-management relations improved

2.	Labor disputes effectively settled/ resolved

DECEMBER 28, 2020	OFFICIAL GAZETTE	247
DEPARTMENT OF LABOR AND EMPLOYMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Labor-management relations improved

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM
Outcome Indicators

1. Percentage of incidence of Preventive Mediation (PM) and Notices of Strike / Lockout (NS / L) cases involving companies with Labor Management Cooperation / Councils / Committees (LMCs) and / or Grievance Machineries (GMs)

a. Percentage of Incidence of PM and NS / L cases involving companies with LMCs	5.51%	not more than I0%
b. Percentage of Incidence of PM and NS / L cases involving companies with GMs	4.98%	not more than I0%
Output Indicators
1. LMCs facilitated	402	322
2. LMCs Enhanced	1,679	1,343
3. GMs Institutionalized / Operationalized	388	322
4. GMs Enhanced	1,963	1,343

Labor disputes effectively settled / resolved

LABOR CASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of Notices of Strike / Lockout handled which resulted to strike incidence	5.58%	not more than 6% of NS/L handled
Output Indicators
1. Disposition rates of:
a. Actual Strike / Lockout (AS / L)	78.60%	100%
b. Voluntary Arbitration	55%	60%
2. Settlement rates of:
a. Requests for Assistance (RF!s)	61%	70%
b. Preventive Mediation (PM)	90%	85%
c. Notice of Strike / Lockout (NS / L)	76%	70%
3. Percentage of cases / RFAs settled within process cycle time (NS / L, PM, and SEnA)	63%	60%

D. NATIONAL LABOR RELATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Due process in resolving labor disputes ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Due process in resolving labor disputes ensured

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LABOR ARBITRATION PROGRAM
Outcome Indicators
1. Percentage increase in cases resolved through conciliation-mediation	58%	61%
Output Indicators
1. Percentage of original / appealed cases processed within nine (9) months or 270 days / six (6) months or 180 days	92%	98%
2. Percentage of decisions affirmed by a higher court	98%	98%
3. Percentage of cases resolved within three (3) months from filing of case	65%	69%

E. NATIONAL MARITIME POLYTECHNIC

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Lifelong learning opportunities for all ensure

ORGANIZATIONAL OUTCOME

1.	Employablity and competitiveness of Filipino Seafarers enhanced

2.	Maritime manpower sector improved through quality research

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Employability and competitiveness of Filipino Seafarers enhanced

MARITIME SKILLS COMPETENCY PROGRAM
Outcome Indicators
1. Percentage of seafarer-trainees employed a year after completion of training	82%	40%
2. Percentage of seafarer-trainees whose jobs after completion of training are related to skills acquired	54%	25%
Output Indicators
1. Number of trainees	10,000	6,000
2. Number of courses developed and approved by the authority	2	2
3. Percentage of trainees issued with certification within 72 hours from successful completion of all course requirements	100%	100%
4. Percentage of trainees issued a Training Completion Record of Assessment (TCROA) within 72 hours after completion of assessment	100%	100%

Maritime manpower sector improved through quality research
MARITIME RESEARCH PROGRAM
Outcome Indicators
1. Percentage of maritime-stakeholder participants in research dissemination fora who rate the completed researches as satisfactory or better	100%	80%

DECEMBER 28, 2020	OFFICIAL GAZETTE	249
DEPARTMENT OF LABOR AND EMPLOYMENT

2. Percentage of research papers used as input to policy formulation and program development	75%	50%
Output Indicators
1. Number of researches completed	2	4
2. Percentage of completed researches disseminated to maritime stakeholders within one (1) year from completion	100%	100%

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Capacity of MSMEs to implement productivity improvement program enhanced

2.	Fair and reasonable minimum wages in accordance with law ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Capacity of MSMEs to implement productivity improvement program enhanced

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM
Outcome Indicators
1. Percentage of trained MSMEs with productivity improvement program / action plan	59%	40%
2. Percentage of MSMEs assisted on productivity pay advisory with productivity incentive schemes	13%	12%
Output Indicators
1. Number of MSMEs trained / oriented	13,246	9,000
2. Percentage of clients who rated training / technical services as satisfactory or better	100%	100%
3. Number of MSMEs provided with technical assistance on designing productivity based incentive schemes	966	800

Fair and reasonable minimum wages in accordance with law ensured

WAGE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of wage rates above the poverty threshold	100%	100%
2. Percent of appealed cases on wage orders / exemption cases resolved within the reglementary period / process cycle time of 60 days	100%	98%
Output Indicators
1. Number of clients reached thru advocacy services	292,590	270,000
2. Number of wage orders issued, as necessary	11	as necessary
3. Percentage of wage cases resolved within forty-five (45) days upon receipt of application	100%	98%

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G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFWs increased

ORGANIZATIONAL OUTCOME

Empowerment and Protection of Overseas Filipino Workers ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDI (PIs)	BASELINE	2019 TARGETS
Empowerment and Protection of Overseas Filipino Workers ensured

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of clients who rate POEA services as good or better	94%	94%
2. Percentage of registered jobseekers placed for overseas employment	5%	5%
Output Indicators
1. Percentage of Overseas Employment Certificates issued within the prescribed period	100%	100%
2. Percentage of documented workers with updated and complete information in the database	50%	50%

OVERSEAS EMPLOYMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of licensed recruitment and manning agencies compliant with recruitment rules and regulations	80%	80%
2. Percentage decrease in the number of illegal recruitment complainants	-15%	-15%
Output Indicators
1. Percentage of licenses, Special Recruitment Authority and Letter of Acknowledgment issued within the prescribed period	100%	100%
2. Percentage of cases filed up to June of the current year disposed by December of the same year	40%	40%
3. Percentage of licensed recruitment and manning agencies inspected and assessed	80%	80%

H. PROFESSIONAL REGULATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Highly ethical, globally competitive, and recognised Filipino professionals ensured

DECEMBER 28, 2020	OFFICIAL GAZETTE	251
DEPARTMENT OF LABOR AND EMPLOYMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Highly ethical, globally competitive, and recognized Filipino professionals ensured

PROFESSIONAL LICENSURE PROGRAM
Outcome Indicators
1. Percentage of graduates in all certificate courses given professional certification	56%	56%
Output Indicators
1. Percentage of applications for licensure examinations acted upon within two (2) days from filing	100%	100%
2. Percentage of test items prepared / formulated / peer reviewed by the Professional Regulatory Boards	98%	99%
3. Percentage of statistical data for monitoring of school performance generated within one day after the release of examination results	100%	100%

PROFESSIONAL REGULATION PROGRAM
Outcome Indicators
1. Percentage increase in number of professionals registered under various mutual recognition arrangements within ASEAN and other countries including international trade agreements where the Philippines is a signatory	5%	6%
2. Percentage of cases resolved within three (3) months	4%	8%
Output Indicators
1. Percentage of request for professional identification cards (PICs) and registration certificates acted upon within the prescribed timeframe	100%	100%
2. Percentage of complaints with investigations conducted	100%	100%
3. Number of institutions and establishments where professionals are employed that are inspected and monitored	1,062	1,170

PROFESSIONAL DATABASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage reduction of process cycle time of frontline services upon conversion to online services	95%	96%
Output Indicators
1. Percentage increase in the number of applicants and professionals provided with online services	60.80%	33.72%

I. OVERSEAS WORKERS WELFARE ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFWs increased

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ORGANIZATIONAL OUTCOME

Social Protection for OFWs Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Social Protection for OFWs Enhanced

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM
Outcome Indicators
1. Percentage of scholars employed within six (6) months after graduation	50%	50%
2. Percentage of trainees deployed two (2) weeks after the training	50%	50%
3. Number of business enterprise established	31,994	32,245
4. Percentage of workers who rated the repatriation service as satisfactory or better	70%	50%
5. Percentage of beneficiaries who rated insurance benefit program as satisfactory or better	70%	70%
Output Indicators
1. Number of graduates	30,355	20,000
2. Percentage of trainees who rated the pre-departure seminar as satisfactory or better	70%	50%
3. Number of livelihood grantees	31,394	32,245
4. Percentage of workers repatriated within the prescribed time frame	100%	100%
5. Percentage of claims released within the prescribed time frame	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	253
DEPARTMENT OF NATIONAL DEFENSE

XIX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and security policy and strategy direction provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Defense and security policy and strategy direction provided

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of targets accomplished based on DND-Proper policies as monitored in the DND-wide Program Performance and Budget Execution Review (PPBER) Report	100%	100%
2. Percentage of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by President and the Cabinet
Output Indicators
1. Number of Defense System of Management (DSOM) Key Document Products developed	90	90
2. Number of International Defense and Security Engagements (IDSE) Key Document Products developed	13	46
3. One (1) DND-wide PPBER Report developed	1	1

B. GOVERNMENT ARSENAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM

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Outcome Indicator
1. Percentage of supportability to AFP Small Arms Ammunition (SAA) requirements for two (2) basic loads (combat requirements)	100%	100.00%
Output Indicators
1. Number of small arms ammunitions (SAA) manufactured	40.00 Million Rounds	40.00 Million Rounds
2. Percentage acceptance based on standards	98.00%	98.00%

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and Security Leaders’ Capacity Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Defense and Security Leaders’ Capacity Improved

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM
Outcome Indicator
1. Percentage of research papers accepted by requesting agencies	100%	100%
Output Indicators
1. Number of research papers produced	20	20
2. Number of publications produced	10	10

NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of Senior Leaders from DND and AFP who completed MNSA program	64%	33%
2. Teacher to student ratio	1:08	1:08
Output Indicators
1. Number of graduates	65	65
2. Number of enrollees	65	65

D. OFFICE OF CIVIL DEFENSE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Resiliency of communities to disasters improved

DECEMBER 28, 2020	OFFICIAL GAZETTE	255
DEPARTMENT OF NATIONAL DEFENSE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Resiliency of communities to disasters improved

CIVIL PROTECTION PROGRAM

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of volunteers and Local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	10%	10%
2. Percentage of Local Disaster Risk Reduction and Management Offices (LDRRMOs) assessed	65%	65%
Output Indicators
1. Number volunteers and Local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	1,663	1,663
2. Number of Operation Centers (OpCens) managed	18	18

DISASTER RISK REDUCTION AND MANAGEMENT SUB PROGRAM
Outcome Indicators
1. Number of Disaster Risk Reduction Management (DRRM) training programs and learning initiatives provided to National/Regional Disaster Risk Reduction Management Council (N/RDRRMC) member agencies, Local government Units (LGUs), and sectoral groups	266	266
2. Percentage of National/Regional/Local Disaster Risk Reduction and Management Council (N/R/L DRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed on disaster readiness and resiliency	100%	100%
Output Indicators
1. Percentage of participants from National/Regional Disaster Risk Reduction and Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups who rated the Disaster Risk Reduction and Management (DRRM) trainings and learning initiatives as at least satisfactory	70%	70%
2. Percentage National/Regional/Local Disaster Risk Reduction and Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed in the Gawad Kalasag (GK) program	100%	100%
3. Number of Local Disaster Risk reduction and Management Plans (LDRRMPs) reviewed and evaluated	1,715	1,715

DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported	100%	100%
Output Indicators
1. Percentage of request for Non-Food Items (NFTs) of disater-stricken Local Government Units (LGUs) acted upon	100%	100%
2. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to slow-onset and sudden-onset hazards	I00%	100%
3. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to planned events	I00%	100%

E. PHILIPPINE VETERANS AFFAIRS OFFICE (PVAO) - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-ceutered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1.	Filipino veterans empowered

2.	Filipinos’ appreciation and gratitude for veterans’ service demonstrated

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Filipino veterans empowered

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM
Outcome Indicator
1. Percentage of regular pensions paid on or before due date	100%	100%
Output Indicators
1. Percentage of benefit claims processed within ten (10) working days upon receipt of completed documents	92%	92%
2. Number of recipients of non-pension benefits	9,998	9,998

VETERANS AFFAIRS MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of veterans who are member of veterans organizations	30%	30%
Output Indicators
1. Number of veteran-related engagements	42	42
2. Number of veterans organizations assisted	42	42

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM
Outcome Indicator
1. Number of shrine visitors and attendees to commemorative events	500,000	500,000
Output Indicators
1. Number of shrines maintained	8	8
2. Number of veterans’ celebratory events managed	13	13
3. Number of books, journals and other materials published	4	4

F. VETERANS MEMORIAL MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Quality Health Care Services Provided to Veterans and their Dependents

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Quality Health Care Services Provided to Veterans and their Dependents

DECEMBER 28, 2020	OFFICIAL GAZETTE	257
DEPARTMENT OF NATIONAL DEFENSE

VETERAN HEALTH CARE PROGRAM
Outcome Indicator
1. Percentage of hospital discharges successfully treated	85%	85%
Output Indicators
In-Patient Care
1. Number of In-patients treated	8,500	11,000
Out-Patient Care
1. Number of Out-patients treated	170,000	195,000
2. Percentage of patients attended to upon arrival in the emergency ward:
Category 1 - Immediate simultaneous assessment and treatment	100%	100%
Category 2 - Assessment and treatment within 10 minutes (often simultaneously)	90%	100%
Category 3 - Assessment and treatment start within 30 minutes	90%	100%
Category 4 - Assessment and treatment start within 60 minutes	100%	100%
Category 5 - Assessment and treatment start within 120 minutes	100%	100%

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of army units in ground operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Level of mission capability of army units in ground operations attained

LAND FORCES DEFENSE PROGRAM
Outcome Indicators
1. Percentage of Tactical Units provided to force employers that are in prescribed readiness condition	57%	79%
2. Percentage of Ready Reserve Units in prescribed readiness condition	40%	60%
Output Indicators
1. number of tactical and ready reserve units maintained
a. Tactical Battalions	204	240
b. Ready Reserve Battalions	83	86
2. Percentage of operational readiness of tactical and ready reserve units
a. Tactical Battalions	81%	83%
b. Ready Reserve Battalions	65%	68%

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3. Average percentage of effective strength of tactical battalions that can be mobilized within 1 hour as dictated by higher authorities	90%	90%

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Stable National security environment achieved

ORGANIZATIONAL OUTCOME

Level of mission capability of Air Force Units in air operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Level of mission capability of Air Force Units in air operations attained

AIR FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Tactical Air Operations Group that supported the Unified Commands	100%	100%
Output Indicators
1. Number of supportable aircraft maintained	154	173
2. Percentage of accomplishment of one-hour response to flight-directed mission	90%	90%
3. Percentage of flying hours flown	100%	100%

G.3. PHILIPPINE NAVY (NAVAL FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of navy units in naval operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Level of mission capability of navy units in naval operations attained

NAVAL FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Naval units provided to unified commands	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	259
DEPARTMENT OF NATIONAL DEFENSE

Output Indicators
1. Number of Philippine Navy (PN) units deployed and sustained for utilization / employment	109	109
2. Number of PN units prepared for deployment	34	34
3. Number of Force-Level Support Services Units sustained	137	137

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Sovereignty of the State and the Filipino people protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Sovereignty of the State and the Filipino people protected

JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans and policies approved and implemented	90%	90%
Output Indicator
1. Number of military plans and policies formulated and adopted / issued	138	138

JOINT FORCE OPERATIONS PROGRAM

JOINT FORCE OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage compliance with strategic initiatives, memorandum of agreement / understanding and other treaties pertaining to Bilateral and Multilateral engagements	100%	100%
Output Indicator
1. Number of Bilateral and Multilateral engagements	140	140
Outcome Indicator
1. Percentage of successful security operations for president, first family, visiting heads of state / government and other VVIPs	100%	100%
Output Indicators
1. Number of joint operations conducted	192,726	193,226
2. Number of security operations for the president, first family, visiting heads of state / government and other VVIPs conducted	5,944	5,944

JOINT FORCE CAPABILITY PROGRAM
Outcome Indicators
1. Percentage of patients treated returning to duty (AFPMC)	90%	90%
2. Percentage of commanders who rated the new graduates satisfactory or better	90%	90%

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Output Indicators
1. Number of patients that received treatment	10,852	10,852
2. Percentage of patients treated within the accepted Length of Stay (LOS) per case	90%	90%
3. Number of students trained
a) Cadets (PMA)	1,300	1,300
b) Personnel (Post-Commission)	146	146
AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of signed AFP Modernization project completed and delivered	100%	100%
Output Indicator
1. Number of AFP Modernization contracts signed	10	10

DECEMBER 28, 2020	OFFICIAL GAZETTE	261
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

XX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Infrastructure development accelerated and operations sustained

2. Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

1.	Ensure Safe and Reliable National Road System

2.	Protect Lives and Properties Against Major floods

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Ensure Safe and Reliable National Road System

ASSET PRESERVATION PROGRAM
Outcome Indicators
1. An average International Roughness Index (IRI) of 3.7 (fair condition) for Primary Roads (N1) by 2022	4%	4%
2. Percentage of national roads assessed within 3 or 4 star rating	1%	1%
3. Improvement of road roughness index	100%	100%
Output Indicators
1. Length (km) of maintained roads	503.391	691.685
2. Length (km) of rehabilitated / reconstructed / upgraded roads	N/A	257.348
3. Percentage of projects completed in accordance with plans and specifications and contract time	73.75%	100%

NETWORK DEVELOPMENT PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1)	6.25%	6.25%
2. Percent increase in national road network	1.11%	4.15%
Output Indicators
1. Length (km) of newly constructed roads	362.211	926.65
2. Length (km) of widened roads	N/A	636.529
3. Percentage of projects completed within the project timeline and according to specifications	29.50%	100%

BRIDGE PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1)	15%	15%
Output Indicators
1. Total length (1m) and area (m2) of (new and replacement) constructed bridges	4,594.732 ; N/A	30,739 ; 290,321
2. Number of maintained and rehabilitated bridges	N/A	342
3. Percentage of projects completed within the project timeline and according to specifications	23.50%	100%

Protect Lives and Properties Against Major floods

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FLOOD MANAGEMENT PROGRAM
Outcome Indicators
1. Percent decrease of areas prone to flooding in selected river basins with flood control master plan	1%	2%
Output Indicators
1. Number of constructed flood mitigation structures and drainage systems	819	1,541
2. Number of constructed / rehabilitated flood mitigation facilities with major river basins and principal rivers	177	531
3. Percentage of projects completed within the project timeline and according to specifications	56.50%	100%

LOCAL PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Number of projects (school building, multipurpose buildings, health facilities, water supply system, local roads, etc.)	N/A	15,617
2. Percentage of projects completed within the project timeline and according to specifications	100%	100%

CONVERGENCE AND SPECIAL SUPPORT PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Number of projects (school building, multipurpose buildings, health facilities, water supply system, local roads, etc.)	N/A	2,015
2. Length (km) of constructed local roads	N/A	722.64
3. Percentage of projects completed within the project timeline and according to specifications	24.50%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	263
DEPARTMENT OF SCIENCE AND TECHNOLOGY

XXI. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM
Outcome Indicators
1. Percentage of projects completed within the required timeframe	12%	96%
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences or with IP filed or approved	87%	92%
3. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	81%	85%
Output Indicators
1. Number of projects funded	175	336
2. Number of grantees supported	60	323
3. Percentage of programs/projects received that are evaluated and approved within the standard period of 90 days	75%	85%

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT
Outcome Indicators
1. Percentage increase in productivity generated	19%	18%
2. Percentage increase in employment generated	13%	8%
3. Percentage of clients who rate the assistance as satisfactory or better	96%	92%
Output Indicators
1. Number of S&T interventions provided	49,784	14,061
2. Number of MSMEs, LGUs, HEIs, communities and other customers assisted	31,064	15,126
3. Percentage of requests for technical assistance that are acted upon within the ISO standard time	95%	95%

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B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	7	7
2. Amount of revenue generated from partnerships	Php 39,600,000	Php 100,000,000
Output Indicators
1. Number of projects completed	9	3
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	133%	95%
3. Percentage of projects implemented within approved timeframe	100%	95%

ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Amount of revenue generated from technology transfer and technical assistance	Php 12,549,676	Php 13,000,000
2. Percentage of clients who rate the quality of technical assistance provided as satisfactory or better	100%	95%
Output Indicators
1. Number of knowledge/technologies diffused	13	13
2. Number of technologies transferred/commercialized through technology transfer agreement	3	3
3. Percentage of request for technical assistance that have been provided within the required timeframe	100%	95%

C. FOOD AND NUTRITION RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

DECEMBER 28, 2020	OFFICIAL GAZETTE	265
DEPARTMENT OF SCIENCE AND TECHNOLOGY

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage reduction of malnutrition prevalence in a municipality or barangay in each of the priority 25 provinces where S&T-based intervention model can be showcased	15%	15%
2. Amount of revenue generated from partnerships	—	Php 100,000
Output Indicators
1. Number of projects completed	28	13
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	20%	20%
3. Percentage of projects implemented within the approved timeframe	100%	100%

NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM
Outcome Indicator
1. Percentage of national government agencies and local government units that adopt/refer to the results of the National Nutrition Survey	—	100%
Output Indicators
1. Number of nutrition and nutrition-related indicators collected / generated and made available to the public within the prescribed time period	—	400
2. Number of feedback conferences / dissemination fora conducted	—	37
3. Number of projects / studies completed	2	5

FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM
Outcome Indicators
1. Percentage increase in the utilization of science-based intervention (technologies / products / services / models transferred and utilized; tools and guidelines adopted)	20%	20%
2. Percentage of technology transfer beneficiaries that rate the technology as satisfactory or better	—	95%
Output Indicators
1. Number of technology transfer agreements forged	20	20
2. Number of technical services rendered	3,000	3,000
3. Percentage of request for technical services provided within the required timeframe	95%	95%

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D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	—	3
2. Amount of revenue generated from partnerships	—	Php 20M
Output Indicators
1. Number of projects completed	12	12
2. Percentage of projects implemented within the approved timeframe	100%	90%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, and / or with IP filed or approved	90%	90%

FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	100%	90%
Output Indicators
1. Number of knowledge / technologies diffused	—	20
2. Number of technologies transferred / commercialized through technology transfer agreement	—	10
3. Percentage of request for technology transfer that have been provided within the required timeframe	100%	90%

FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	2,128	2,000
2. Percentage of request for technical services that have been provided within the required timeframe	100%	90%
3. Number of clients benefiting from technical services	720	720

DECEMBER 28, 2020	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	10	10
2. Amount of revenue generated from partnerships		Php 100,000
Output Indicators
1. Number of projects completed	15	20
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	7%	5%

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	90%	90%
Output Indicators
1. Number of knowledge / technologies diffused	30	45
2. Number of technologies transferred / commercialized through technology transfer agreement	5	5
3. Percentage of requests for technical asssitance that have been provided within the required timeframe	95%	95%

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	21,488	20,000
2. Percentage of request for technical services that have been provided within the required timeframe	100%	90%
3. Number of clients benefiting from technical services	—	3,000

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F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Innovation stimulated

1.	Technology adoption promoted and accelerated

3.	Productivity and efficiency of communities and production sector, particularly MSMEs, improved

4.	Effective STI governance achieved

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

METALS INDUSTRY RESEARCH PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	30	25
2. Amount of revenue generated from partnerships	Php 500,000	Php 500,000
Output Indicators
1. Number of projects completed	49	15
2. Percentage of projects implemented within the approved timeframe	96%	95%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, and / or with IP filed or approved	60%	12%

METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator
1. Percentage of clients that rate the technology transfer as satisfactory or better	70%	80%
Output Indicators
1. Number of technologies diffused	20	25
2. Number of technologies transferred / commercialized through technology transfer agreement	8	6
3. Percentage of requests for technology transfer that have been provided within the required timeframe	60%	70%

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	99%	95%
Output Indicators
1. Number of technical services rendered	6,281	4,300
2. Percentage of request for technical services that have been provided within the required timeframe	94%	95%
3. Number of clients benefiting from technical services	2,416	1,700

DECEMBER 28, 2020	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of scientists given awards over nominations received	20%	20%
2. Number and percentage of policies, recommendations, formulated, submitted to concerned offices and accepted by said offices	6/80%	6/80%
Output Indicators
1. Percentage of nominations for awards and incentives acted upon within the prescribed period	100%	100%
2. Percentage of benefits and privileges provided to national scientists and academy members within the prescribed period	50%	57%
3. Number of recognition, advisory, scientific linkages and PSHC-related activities	20	20

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

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POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of Filipino researchers collaborating on problem-focused multi-disciplinary basic Research and Development programs	25%	26%
2. Percentage increase of stakeholders approving the policies formulated	90%	100%
Output Indicators
1. Number of projects with policy implications presented in stakeholders’ forum	5	6
2. Percentage of participants that rated the forum as satisfactory or better	90%	100%
3. Number of new approved NRCP members	192	400
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100%
2. Number of partnerships with local (public and private) and international organizations	5	6
Output Indicators
1. Number of projects funded	12	24
2. Number of projects monitored	18	40
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/ or international conferences, or with IP filed or approved	100%	100%

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of 81 provinces including Metro Manila that have robust science-based weather related information and services in their disaster risk reduction plans	26.81%	94%
Output Indicators
1. Percentage of timely weather and tropical cyclone warnings issued within fifteen (15) minutes of scheduled time	90%	94%

DECEMBER 28, 2020	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Number of seasonal climate forecasts, climate impact assessment, tropical cyclone warning advisory (TCWA) for agriculture and farm weather forecasts and advisories issued	427	906
3. Annual Mean 24-hour Forecast Track Error (in kilometers)	100 km	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km
FLOOD FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Reduced number of casualties	—	0 casualty
Output Indicators
1. Number of timely and accurate flood warnings issued	2,266	3,000
2. Percentage of timely flood warning issued within fifteen (15) minutes of scheduled time	97.62%	94%
3. Number of hazard maps developed/generated/updated	4	4

RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the forecasting capability services as satisfactory or better	80%	90%
2. Percentage increase of LGUs that use the hazard maps	50%	80%
Output Indicators
1. Number of researches/studies completed/published/operationalized and development of real innovative/pioneering projects	8	7
2. Percentage of involvement on the localization of instruments, facilities and models through innovation, collaboration and linkages	100%	100%
3. Number of technical assistance on actions/policies adapted by the LGU	1	98

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

NATIONAL AANR SECTOR R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	98%	90%

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2. Number of partnerships with local (public and private) and international organizations	255	137
Output Indicators
1. Number of projects funded	674	566
2. Number of projects monitored	630	750
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	92%	90%

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%	90%
2. Number of partnerships with local (public and private) and international organizations	70	80
Output Indicators
1. Number of projects funded	75	85
2. Number of projects monitored	200	250
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	45%	50%

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

DECEMBER 28, 2020	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%	90%
2. Number of partnerships with local (public and private) and international organizations	20	50
Output Indicators
1. Number of projects funded	98	100
2. Number of projects monitored	287	170
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	50%	55%

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of bulletins and warnings where the event follows within the predicted time	80%	80%
Output Indicators
1. Number of warnings and bulletins issued	1761	event-driven
2. Percentage of bulletins and warnings issued within the set standard time	96.73%	80%

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	80%	80%

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Output Indicators
1. Number of hazards maps, risk assessments reports generated/updated	26	16
2. Number of hazards maps, risk assessments certifications issued to clients	1,508	480
3. Number of technical papers presented in scientific meetings or published/submitted for publication in refereed journals	13	8

VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM
Outcome Indicators
1. Number of communities or institutions assisted by PHIVOLCS on mainstreaming DRR in local development or disaster management and contingency plans	2	1
2. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	99.80%	85%
Output Indicators
1. Number of PHIVOLCS-organized Disaster Risk Reduction (DRR) activities conducted	36	10
2. Number of stakeholders trained on DRR	1,302	400
3. Number of REDAS license issued to trained stakeholders	475	240

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

1.	Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

2.	Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	15	15
2. Amount of revenue generated from partnerships	Php 120.54 M	Php 100 M
Output Indicators
1. Percentage of technologies transferred within the expected timeframe	100%	100%
2. Percentage of projects implemented within the approved timeframe	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or IP filed or approved	100%	100%

NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	99%	99%
2. Percentage of clients who rate the technical services as satisfactory or better	100%	97%
Output Indicators
1. Number of knowledge/technologies diffused	35	24
2. Number of technologies transferred/commercialized through technology transfer agreement	1	1
3. Number of technical services rendered by sector	62,480	68,000
Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM
Outcome Indicators
1. Percentage benefit incidence of satisfactory implementation of safeguards agreement and physical security system	100%	100%
2. Percentage benefit incidence of satisfactory regulatory issuances	100%	100%
3. Percentage of compliance to regulatory standards	N/A	99%
Output Indicators
1. Number of regulations, guides, notices, bulletins or associated documents issued	6	7
2. Number of violation of regulations detected over the last five (5) years as a percentage of the average number of licenses and permits issued over the last five (5) years	9%	15%
3. Number of nuclear security/safeguards and regulatory activities implemented	12	10

O. PHILIPPINE SCIENCE HIGH SCHOOL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased competitiveness of Filipinos in Science and Engineering

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased competitiveness of Filipinos in Science and Engineering

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SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM
Outcome Indicators
1. Percentage of PSHS graduates pursuing STEM courses	90%	90%
2. Percentage of winnings/awards/recognition from the total number of STEM-related international (ASEAN included) competitions participated by the PSHS Scholars	80%	80%
3. Percentile of PSHS students in Math in the US-based Scholastic Aptitude Test (SAT)	80th percentile	80th percentile
Output Indicators
1. Number of scholars supported	8,808	9,950
2. Cohort survival rate: Percentage of scholars who advance to the succeeding grade level until they complete the 6-year scholarship period	90%	90%
3. Percentage of winnings, awards and recognition from total number of national and international competitions participated	90%	80%
4. Rank of the campuses based on the overall UPCAT scores of the PSHS student-takers	Top 20	Top 20

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM
Outcome Indicator
1. Percentage of municipalities with applicants to the National Competitive Examination (NCE)	50%	30%
Output Indicators
1. Number of municipality recipients of promotional activities	137	64
2. Percentage of freshmen who were able to get a General Weighted Average (GWA) of 2.5 or better in the second quarter of the school year	85%	90%

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	2	6

DECEMBER 28, 2020	OFFICIAL GAZETTE	277
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Amount of revenue generated from partnerships	Php 20 M	Php 20 M
Output Indicators
1. Number of projects completed	9	11
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	14%	20%

TEXTILE S&T SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	92%	92%
Output Indicators
1. Number of technical services rendered	21,195	21,407
2. Percentage of request for technical services that have been provided within the required timeframe	95%	95%
3. Number of clients benefiting from technical services	250	350

TEXTILE TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	92%	92%
Output Indicators
1. Number of knowledge/technologies diffused	13	12
2. Number of technologies transferred/commercialized through technology transfer agreement	18	20
3. Percentage of requests for technology transfer that have been provided within the required timeframe	90%	100%

Q. SCIENCE EDUCATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM
Outcome Indicators
1. Percentage of scholars employed in STEM-related fields	50%	70%
2. Percentage of municipalities served	95%	98%
Output Indicators
1. Number of scholars supported
Undergraduate level	11,491	36,452
Masters program	2,407	4,503

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Doctoral program	720	2,379
2. Percentage of scholars graduating within the scheduled full-time program
Undergraduate level	97%	85%
Masters program	77%	70%
Doctoral program	42%	40%
3. Percentage of scholarship payments with a variance of actual payment to scheduled payment of more than one (1) day	95%	90%

SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of beneficiaries who rated the training and promotional program as satisfactory or better	100%	90%
Output Indicators
1. Number of trainings and promotional programs conducted	82	110
2. Number of innovative learning resources developed and disseminated/deployed/established	2	5
3. Number of applications processed within two (2) months of receipt	10	75

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Public Science and Technology awareness increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public Science and Technology awareness increased

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM
Outcome Indicator
1. Percentage increase in public S&T awareness survey	—	2% (from 18% to 20%)
Output Indicators
1. Percentage of clients who rate the library services as satisfactory or better	90%	90%
2. Number of STARBOOKS sites installed	100	100
3. Number of promotion services and advocacy activities conducted	1,408	1,336

DECEMBER 28, 2020	OFFICIAL GAZETTE	279
DEPARTMENT OF SCIENCE AND TECHNOLOGY

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Filipinos protecting and venturing for innovative and emerging technology based projects increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Filipinos protecting and venturing for innovative and emerging technology-based projects increased

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in Intellectual Property protection filing for local technologies in the IPO Philippines	100%	10%
2. Percentage increase in the commercialization and adoption by industry / community of technologies diffused/supported	5%	5%
Output Indicators
1. Number of pre-commercialization support provided for technologies, inventions and innovation	54	45
2. Number of inventions, innovations and technologies promoted and commercialized	46	50
3. Percentage of requests that are acted upon within 3 days of request	96%	95%
4. Number of technical advisory services rendered	1,495	1,600

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XXII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Well-being of poor families improved

2.	Rights of the poor and vulnerable sectors promoted and protected

3.	Immediate relief and early recovery of disaster victims/survivors ensured

4.	Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

5.	Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Well-being of poor families improved

PROMOTIVE SOCIAL WELFARE PROGRAM
Outcome Indicator
1. Percentage of Pantawid households with improved well-being	Survival = 5,305 Subsistence = 1,226,361 Self-Sufficiency = 528,602	Survival = 2% Subsistence = 37% Self-Sufficiency = 61%
Output Indicators
1. Number of Pantawid households provided with conditional cash grants:	4,178,828	4,400,000
a. Regular CCT	3,949,855
b. Modified CCT	228,973
2. Number of poor households assisted through the Sustainable Livelihood Program	49,581	122,489
3. Number of households that benefited from completed KC-NCDDP sub-projects

Rights of the poor and vulnerable sectors promoted and protected

PROTECTIVE SOCIAL WELFARE PROGRAM

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM
Outcome Indicator
1. Percentage of clients in residential and non-residential care facilities rehabilitated	30%	30%
Output Indicators
1. Number of clients served in residential and non-residential care facilities	10,015	11,733
2. Percentage of facilities with standard client-staff ratio	65%	70%

SUPPLEMENTARY FEEDING SUB-PROGRAM
Outcome Indicator
1. Percentage of malnourished children in Community Development Centers (CDCs) and Supervised Neighborhood Plays (SNPs) with improved nutritional status	77%	80%

DECEMBER 28, 2020	OFFICIAL GAZETTE	281
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Output Indicators
1. Number of children in CDCs and SNPs provided with supplementary feeding	1,172,224	1,936,868
2. Number of children / lactating mothers served through Bangsamoro Umpungan sa Nutrisyon (BangUN) Program	15,890 children; 5,823 pregnant and lactating women	15,000 children; 7,000 pregnant and lactating women

SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM
Outcome Indicator
1. Number of senior citizens using Social Pension to augment their daily living subsistence and medical needs	90%	90%
Output Indicators
1. Number of senior citizens who received social pension within the quarter	2,715,786	3,789,874
2. Number of centenarians provided with cash gift	739	1,319

PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM
Outcome Indicator
1. Percentage of clients who rated the services provided as satisfactory or better	92%	95%
Output Indicators 1. Number of children served through Alternative Family Care Program	1,860	1,693
2. Number of beneficiaries served through Protective Services Program	877,444	1,778,073
3. Number of clients served through the Comprehensive Program for Street Children, Street Families and Badjaus:
a. Street Children	3,800	3,800
b. Street Families	1,700	1,700

SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM
Outcome Indicator
1. Percentage of assisted individuals who are reintegrated to their families and communities	94%	94%
Output Indicators
1. Number of trafficked persons provided with social welfare services	2,000	2,000
2. Number of distressed and undocumented overseas Filipinos provided with social welfare services	24,859	29,253

Immediate relief and early recovery of disaster victims / survivors ensured

DISASTER RESPONSE AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of disaster-affected households assisted to early recovery	100%	100%
Outcome Indicators
1. Number of LGUs with prepositioned goods	100% (16 Field Offices) prepositioning agreement	100% (16 Field Offices) prepositioning agreement
2. Number of internally-displaced households provided with disaster response services	As the need arises	As the need arises

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3. Number of households with damaged houses provided with early recovery services	As the need arises	As the need arises
Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM
Outcome Indicator
1. Percentage of Social Welfare Agencies (SWAs) with sustained compliance to social welfare and development standards	3.92% of accredited SWAs 8% registered and licensed SWAs	10% of accredited SWAs 5% registered and licensed SWAs
Output Indicators
1. Number of SWDAs registered and / or licensed	200	200
2. Number of SWAs registered, licensed and accredited	356	150
3. Number of service providers accredited	4,864	4,864

Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM
Outcome Indicator
1. Percentage of Provincial / City / Municipal Social Welfare Development Offices (P / C / MSWDOs) with improved functionality	100%	100%
Output Indicators
1. Percentage of LGUs provided with Technical Assistance (TA)	85-100% of LGUs with TA Plan	85-100% of LGUs with TA Plan
2. Percentage of LGUs provided with Resource Augmentation (RA)	85-100% of LGUs under RA Plan	85-100% of LGUs under RA Plan

B. COUNCIL FOR THE WELFARE OF CHILDREN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the fulfillment of the rights of the child

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Coordination of government actions for the fulfillment of the rights of the child

CHILD RIGHTS COORDINATION PROGRAM
Outcome Indicators
1. Percentage of resolutions implemented by the member agencies	11	100% (11)

DECEMBER 28, 2020	OFFICIAL GAZETTE	283
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

2. Percentage of member agencies meeting their commitments to the achievement of the goals and targets in the National Plan of Action for Children	10	60%
3. Percentage increase in the number of LGUs practicing child-friendly local governance	1,365	5% increase from 2019 accomplishment
Output Indicators
1. Number of policies / resolutions adopted by the Board / Regional Committee / Sub-Committee for the Welfare of Children (RC / SCWC) / Regional Development Councils (RDCs)	CB - 11 RSCWC - 18	CB - 14 RSCWC - 24
2. Average percentage of national plans and policies rated by stakeholders as good or better	85%	100%
3. Number of assessed / audited LGUs on child-friendly practices	1,501	1,643

C. INTER-COUNTRY ADOPTION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Filipino children in suitable permanent adoptive families abroad protected and secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Filipino children in suitable permanent adoptive families abroad protected and secured

INTER-COUNTRY ADOPTION REGULATORY PROGRAM
Output Indicators
1. Percentage of applications of new accreditation and re-accreditation applications processed within the prescribed timeframe	19 FAAs	100%
2. Number of accredited agencies subjected to inspection and compliance audit	41	36
Outcome Indicators
1. Percentage of local stakeholders complying with policy guidelines	50	94%
2. Percentage of Foreign Adoption Agencies / Liaison Service Agencies (FAAs / LSAs) compliant to ICAB standards and requirements	40	100%
3. Number of Child Caring Agencies participating in the Philippine Inter-Country Adoption Program	50	50

INTER-COUNTRY ADOPTION PROGRAM
Output Indicators
1. Number and percentage of children ready for adoption at the start of the year entrusted to foreign adoptive parents	250	145; 90%

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2. Percentage of children matched to prospective adoptive parents within 10 days of receipt of the Inter-Country Adoption (ICA) Clearance	150	85%
Outcome Indicators
1. Percentage of children entrusted with finalized adoption	189	85%
2. Percentage of the number of adoption entrustment that suffered from disruption	less than 3%	Less than 3%

D. JUVENILE JUSTICE AND WELFARE COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2021 TARGETS
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

JUVENILE JUSTICE AND WELFARE PROGRAM
Outcome Indicators
1. Number and percentage increase of LGUs with Comprehensive Local Juvenile Intervention Program (CLJIP)	440	(10%)	587	(10%)
2. Number and percentage increase in LGUs with at least 1% IRA utilized on CLJIP implementation	440	(10%)	587	(10%)
3. Percentage of resolutions implemented by the member agencies	7%		10%
Output Indicators
1. Number of national policies, plans and programs developed, issued, disseminated and updated	36		48
2. Number of LGUs provided with technical assistance	3,018		5,217
3. Percentage of plans and policies rated by stakeholders as good or better	75%		75%

E. NATIONAL ANTI-POVERTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

People-responsive anti-poverty government policies and programs institutionalized

DECEMBER 28, 2020	OFFICIAL GAZETTE	285
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
People-responsive anti-poverty government policies and programs institutionalized

SOCIAL REFORM AND POVERTY ERADICATION AND OVERSIGHT PROGRAM

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM
Outcome Indicators
1. Percentage of NGAs and LGUs that adopted policy recommendations	29; 100%	100%
2. Number of government actions to promote poverty alleviation harmonized and synchronized	10	10
Output Indicators
1. Number and percentage of policy, plan, and program recommendations prepared as scheduled	132; 80%	133; 80%
2. Percentage of policy issues resolved in a single NAPC en banc meeting and rated by stakeholders as satisfactory or better	80%	80%
3. Number and percentage of pieces of information delivered / advocacy events conducted or opened up for public access rated by stakeholders as good or better	13,215; 80%	12,250; 80%

BASIC SECTOR PARTNERSHIP AND PARTICIPATION PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM
Outcome Indicators
1. Number and percentage of NGAs and LGUs that have basic sector representation in their policy-making and planning and monitoring structures	6; 100%	6; 100%
2. Ratio of Basic Sectoral Councils’ agenda carried out	40%	40%
Output Indicators
1. Number and percentage of consultative / convergent platforms organized as scheduled	450; 80%	530; 80%
2. Percentage of stakeholders who rated the platforms as good or better	80%	80%
3. Number and percentage of trainees who rated the trainings as good or better	3,446; 80%	3,076; 80%

F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

ANCESTRAL DOMAIN / LAND SECURITY AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of Certificate of Ancestral Domain Title (CADT) / Certificate of Ancestral Land Title (CALT) awarded	90%	90%
2. Percentage of compliance with existing Ancestral Domain Sustainable Development and Protection Program (ADSDPP) Guidelines	90%	90%
Output Indicators
1. Percentage of two (2) stages of application for the issuance of CADT / CALT completed within the year	0	N/A
Number of stages of CADT/CALT application completed within the year	N/A	40
2. Percentage of CADTs / CALTs approved within the year	90%	N/A
Number of CADT/CALT approved within the year	N/A	5
3. Percentage of completion of two (2) phases of ADSDPP formulation within the year	90%	90%

HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of livelihood projects funded	29%	60%
2. Percentage of respondent-beneficiaries who rate the projects implemented as useful	75%	75%
Output Indicators
1. Number of projects / activities/Integrated Ancestral Domain Development Approach implemented (IADDA)	135	231
2. Number of IP beneficiaries for the projects	45,262	33,160

INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of clients who rated the IP rights protection assistance as satisfactory or better	75%	75%
2. Percentage of cases disposed within the prescribed timeframe	60%	60%
Output Indicators
1. Number of projects implemented	62	136
2. Number of beneficiaries	N/A	15,579
3. Percentage of legal assistance extended within the prescribed timeframe	90%	90%
4. Percentage of cases acted upon within the prescribed timeframe	60%	60%

G. NATIONAL COUNCIL ON DISABILITY AFFAIRS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

DECEMBER 28, 2020	OFFICIAL GAZETTE	287
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

ORGANIZATIONAL OUTCOME

Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERSONS WITH DISABILITY RIGHTS PROGRAM
Outcome Indicators
1. Percentage of resolutions, policies and plans implemented by the member agencies	100% (12)	75% (9)
2. Percentage of Persons with Disability registered in the Department of Health (DOH) - Philippine Registry of Persons with Disability	112,150	17% (19,066)
3. Number / percentage and percentage increase over previous year of LGUs with programs on Persons with Disability	1,084	195 (18%)
Output Indicators
1. Number of national policies, plans and programs updated, issued and disseminated	47	47
2. Number of consultations, trainings and IEC activities conducted	70	70

H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Universal and transformative social protection for all achieved

3.	Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access of the urban poor to asset reform, human development, basic services and other programs enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access of the urban poor to asset reform, human development, basic services and other programs enhanced

URBAN POOR COORDINATION AND SUPPORT PROGRAM
Outcome Indicators
1. Percentage of training participants rating the training as good or better	47,069	100%
2. Percentage of Urban Poor Organizations well-informed of the urban poor related laws and government programs and services they may avail	274	90%

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Output Indicators
1. Number of capability building / training to Urban Poor Organizations conducted	475	678
2. Number of Urban Poor Organizations issued Certificate of Accreditation	274	274
3. Percentage of demolition and eviction activities reported to PCUP monitored	451	90%

DECEMBER 28, 2020	OFFICIAL GAZETTE	289
DEPARTMENT OF TOURISM

XXIII. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Tourism Revenue, Employment and Arrivals Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Tourism Revenue, Employment and Arrivals Increased

TOURISM POLICY FORMULATION AND PLANNING PROGRAM
Outcome Indicator(s)
1. Number of tourism strategies, policies and action plans implemented	6	79
Output Indicator(s)
1. Number of technical assistance provided to tourism stakeholders	3,353	1,396
2. Number of technical assistance provided to LGUs	2,744	1,478
3. Percentage of entities assisted who rated the technical assistance as satisfactory	92%	94%

TOURISM INDUSTRY TRAINING PROGRAM
Outcome Indicator(s)
1. Percentage of target industry personnel trained that rated the services as satisfactory	90%	92%
Output Indicator(s)
1. Number of training days delivered	1,451	965
2. Percentage of attendees / trainees that completed the training	90%	93%
3. Number of LGUs trained	2,438	4,740

STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of accredited tourism enterprises that maintained the tourism standards and regulations	90%	97%
Output Indicator(s)
1. Number of tourism standards reviewed	2	2
2. Number of inspections of tourism enterprises conducted	6,076	4,273
3. Percentage of accreditation applications acted upon within the prescribed period	90%	96%

MARKET AND PRODUCT DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of travel partners selling the Philippines in the identified Opportunity Markets	9%	7%
2. Percentage increase in the number of Philippine properties considering to venture into the new markets and / or willing to offer the new activities	9%	4%

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Output Indicator(s)
1. Number of trade development / trade support activities conducted facilitated-invitational / familiarization tours / missions product presentations facilitated	95	389
2. Number of consumer activations conducted-joint and consumer promotions, production of collaterals, tactical ads placed / initiated, PR and publicity activities	95	523
3. Number of products developed and product partners engaged	120	547

B. INTRAMUROS ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	Cultural heritage conserved

2.	Tourism development promoted and visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Cultural heritage conserved

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM
Outcome indicator(s)
1. Percentage of existing sites / structures maintained or conserved and restored	90%	98%
2. Percentage of existing artifacts maintained	20%	16.25%
3. Percentage increase in visitors	519,865	-64.89	% (182,524)
Output indicator(s)
1. Number of sites / structures maintained	35	38
2. Number of artifacts maintained	1,200	975

INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM
Outcome indicator(s)
1. Percentage of occupancy of IA commercial properties	72%	52%
2. Percentage increase in occupancy of IA event facilities	2,625	-61.90	% (1,000)
3. Percentage increase in revenue	P60,106,022	-27.18	% (P43,769,310)
Output indicator(s)
1. Percentage of application for use of event facilities acted upon within 24 hours	98%	100%
2. Number of promotional activities i.e., sales missions, trade fairs, client calls, advertisements, brochures	20	20
3. Revenue generated from leasing and rental of facilities	P22,399,704	P16,282,454

Tourism development promoted and visitor experience enriched

DECEMBER 28, 2020	OFFICIAL GAZETTE	291
DEPARTMENT OF TOURISM

INTRAMUROS TOURISM PROMOTIONS PROGRAM
Outcome Indicator(s)
1. Percentage increase in visitor arrivals	1,855,488	-85.24	% (273,810)
Output Indicator(s)
1. Number of events held	28	28

INTRAMUROS REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage compliance of building owners to PD No. 1616	61.25%	70%
2. Percentage compliance of permit and clearance holders	90%	90%
Output Indicator(s)
1. Percentage of establishments and structures inspected / audited	168	40	% (67)
2. Number of building, repair and other ancillary permits processed / issued within 3 days	1,384	1,000

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	National parks preserved and developed

2.	Visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
National parks preserved and developed

PARKS MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage change in park visitors	11,484,620	-40.7% (8,162,682)
2. Percentage of visitors who rate the quality of parks as satisfactory or better	92.03%	96%
3. Percentage decrease in park rules violations	320	44.76	% (210)
Output Indicator(s)
1. Percentage reliability of CCTV	94%	96%
2. Percentage of security guards deployed	100%	100%
3. Average percentage of year for which parks are open to the public during normal and business hours	100%	100%

Visitor experience enriched

CULTURAL AND EVENTS PROGRAM
Outcome Indicator(s)
1. Percentage of park visitors who rate the parks’ arts and cultural programs as satisfactory or better	95%	98.75%
2. Number of attendees for the parks’ arts and cultural programs	2,364,780	156,630
Output Indicator(s)
1. Number of arts and cultural programs held	1,243	520

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XXIV. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

3.	Consumer welfare improved

ORGANIZATIONAL OUTCOME

1.	Exports and investments increased

2.	Industries developed

3.	MSMEs assisted and developed

4.	Consumer welfare enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Exports and investments increased

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Amount of exports	US$91.1 billion	US$93.9-95.8 billion
2. Amount of approved investments	PhP915 billion	PhP905.08 billion
Output Indicator(s)
1. Number of exports and investment promotion activities locally and globally	54	30
2. Number of trade policy strategy papers developed for priority product, service, and / or market	16	10
3. Number of exporters assisted	3,576	3,927
4. Number of investors assisted	3,037	2,392

Industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Employment generated from the industry increased annually	466,000	333,000
2. Employment generated from the services sector increased annually	617,000	528,000
3. Philippine overall ranking in the World Bank-International Finance Corporation’s Doing Business Report improved	Top 65%	Top 40%
Output Indicator(s)
1. Number of industry roadmaps, policies, plans, researches, studies and position papers formulated	177	238
2. Number of localization activities, conferences, workshops, consultative sessions and capacity building sessions conducted	517	674
3. Stakeholder engagement rating	88%	89%

MSMEs assisted and developed

DECEMBER 28, 2020	OFFICIAL GAZETTE	293
DEPARTMENT OF TRADE AND INDUSTRY

MSME DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of MSMEs assisted to the total number of MSMEs in manufacturing, retail trade, construction and services sectors	34%	31%
Output Indicator(s)
1. Number of MSMEs assisted	301,436	304,887
2. Number of clients assisted by the Negosyo Centers	821,771	803,000
3. Percentage of MSMEs assisted who rate DTI assistance as satisfactory or better	100%	99%

Consumer welfare enhanced

CONSUMER PROTECTION PROGRAM
Outcome Indicator(s)
1. Consumer resolution rate	97%	98%
Output Indicator(s)
1. Percentage of consumer complaints resolved through mediation and arbitration within the prescribed time	96%	98%
2. Percentage of applications for permits / accreditation / licenses / authorities processed within the prescribed time	100%	99%
3. Number of Price Monitoring Reports submitted within the prescribed time	12,310	2,715

CONSUMER EDUCATION AND ADVOCACY PROGRAM
Outcome Indicator(s)
1. Level of consumer awareness increased	70%	72%
Output Indicator(s)
1. Number of consumer awareness and advocacy initiatives undertaken	7,734	7,862
2. Number of consumer education information materials produced	4,551	655
3. Percentage of clients who rate the DTI advocacy initiatives as satisfactory or better	97%	97%

B. BOARD OF INVESTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

1.	Competitive industries developed

2.	Investment increased

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PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Competitive Industries Developed
INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Manufacturing Gross Value Added (GVA) as percentage of Gross Domestic Product (GDP)	23.30%	16.4%-19.8%
2. Manufacturing employment as percentage of total employment	8.81%	8.00%
3. Amount of new foreign and domestic investments and percentage increase over last year generated from BOI firms	PhP914.96 B (48.3% increase)	PhP905.08 B (10% annual increase)
Output Indicator(s)
1. Number of programs, activities, projects implemented for the identified priority sectors	22	21
2. Number of policies developed and approved in support of Industry Development Program	38	14

Investments Increased

INVESTMENT PROMOTION PROGRAM
Outcome Indicator(s)
1. Amount and percentage increase in the amount of Investment Promotion Agencies (IPA)-approved investments	PhP1.084 Trillion (19.3% increase)	PhP1.151 Trillion (7% annual increase)
2. Number of employment generated from IPA-approved projects	192,335	336,622
Output Indicator(s)
1. Number of leads generated from organized and conducted investment promotion activities in priority sectors	159	73
2. Percentage of applications for registration processed within five (5) weeks	99%	89%

C. PHILIPPINE TRADE TRAINING CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

More responsive trade training center

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
More responsive trade training center

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM
Outcome Indicator(s)
1. Percentage of PTTC-assisted MSMEs taking positive actions to become global entrepreneurs	10.50%	5%
2. Number of MSMEs aligned with the international market standards	20	25

DECEMBER 28, 2020	OFFICIAL GAZETTE	295
DEPARTMENT OF TRADE AND INDUSTRY

Output Indicator(s)
1. Number of training sessions conducted	496	627
2. Percentage of training sessions with satisfactory or better rating	98%	98%
3. Percentage of MSMEs requests responded to within three (3) days	98%	98%

D. DESIGN CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Strong design culture cultivated and global competitiveness of Philippine products improved through design

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Strong design culture cultivated and global competitiveness of Philippine products improved through design

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of products developed that were commercialized	376	10% (414)
2. Percentage increase in the number of designers and SMEs trained	63	11% (70)
3. Percentage of clients who rate the services as satisfactory or better	96%	96%
Output Indicator(s)
1. Number of design services and technical assistance provided	2,500	2,500
2. Number of intellectual property (IP) applications filed	8	89
3. Number of design promotion activities provided	201	201

E. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES (ClAP)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Competitiveness of the construction industry increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Competitiveness of the construction industry increased

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of government agencies implementing the Constructors’ Performance Evaluation System (CPES)	5.63%	N/A
Percentage increase on CPES utilization among the top 5 infrastructure implementing agencies (DPWH, DOTR, NIA, NHA and PPA)	5%	5%
2. Percentage share of construction industry to GDP	5.7%	N/A
Percentage increase in construction services exports	N/A	10%
3. Percentage rate of construction industry roadmap implemented	N/A	10% (average)
Output Indicator(s)
1. Percentage of critical industry issues and concerns addressed	98%	90%
2. Number of promotional activities conducted	19	9
3. Number of training / certification programs conducted	121	121
4. Amount of construction services exports generated	N/A	US$31 million
5. Number of advocacy, capacity building and stakeholder engagement activities with strategic partners	N/A	9

CONSTRUCTION INDUSTRY REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of renewing licensed contractors	10%	N/A
Percentage increase in the number of contractors with Philippine Contractors Accreditation Board license	11%	14%
Output Indicator(s)
1. Percentage of licensing / registration / project authorization processed within the prescribed time	82% (average)	90% (average)
2. Percentage of licensing and registration cases resolved	72%	N/A
Percentage of contractor’s administrative cases acted upon within the prescribed time	80%	80%
3. Percentage of arbitration cases resolved within the prescribed time	98%	80%

F. COOPERATIVE DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	297
DEPARTMENT OF TRADE AND INDUSTRY

ORGANIZATIONAL OUTCOME

Growth and viability of cooperative enterprises improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Growth and viability of cooperative enterprises improved

COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage and number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively		N/A
2. Number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	3% of FY 2018 micro to small 3% of FY 2018 small to medium	206 from micro to small 94 from small to medium
3. Percentage and number of cooperatives implementing best practices		N/A
4. Number of cooperatives implementing best practices	1% of 1,211 (FY 2019 Target)	1,223
5. Number of Cooperative business of registered cooperatives facilitated through value chain	300	300
Output Indicator(s)
1. Percentage and number of registered cooperatives provided with technical assistance	80% of 9776 micro and small coops	80% of 7,821 of micro & small coops
2. Percentage of clients who rated the technical assistance or other development intervention as good or better	80%	80%
3. Percentage of technical assistance or other development intervention rendered within the prescribed period	80%	80%

COOPERATIVE REGULATION PROGRAM
Outcome Indicator(s)
1. Percentage of cooperatives compliant with laws, policies and regulations	80% of FY 2018 compliant coops	80%
Output Indicator(s)
1. Percentage of applications for registration of cooperatives and amendments to their Articles of Cooperation and By-Laws (ACBL) acted upon within the prescribed period	100%	100% of application for registration and amendments to ACBL received and acted upon
2. Percentage of cooperatives which rated registration / amendment processes as good or better	80%	80% of application for registration and amendments to ACBL received and acted upon
3. Percentage of registered cooperatives inspected / examined within the year	100%	100%
4. Percentage of non-compliant cooperatives complying with sanctions and directives	60%	60% of non-compliant coops complying with Sanctions and directives
5. Percentage of violations / complaints acted upon within fifteen (15) days after knowledge of violations or upon receipt of complaint	80	80% of violation/ complaints received

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G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

3.	Income-earning ability increased

4.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Employability increased and/ or enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Employability increased and / or enhanced

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM

Outcome Indicator
1. Percentage of stakeholders who rate policies / plans as good or better	99%	94%
Output Indicator
1. Number of National, Regional / Provincial TESD plans formulated / updated	1 National Progress Report	1 Semi-Annual Progress Report, 1 Annual Progress Report
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage compliance of TVET programs to TESDA, industry, and industry standards and requirements	95%	90%
2. Percentage of TVET graduates that undergo assessment for certification	80%	86%
3. Percentage of TVET programs with tie-ups to industry Output Indicators	47%	42%
1. Percentage of registered accredited TVET programs audited	99.40%	100%
2. Percentage of skilled workers issued with certification within / days of their application	83%	90%
3. Number of consultations, orientations and workshops for development of competency standards / training regulations	201	200

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of graduates from technical education and skills development scholarship programs that are employed	69.70%	69%
Output Indicators
1. Number of graduates from technical education and skills development scholarship programs	401,917 (preliminary)	217,898
2. Number of training institutions / establishments / assessment centers provided with technical assistance	8,229 (6,495 TVIs & 261094 ACs)	5,842 (4,211 TVIs & 1,631 ACs)
3. Number of TESDA Technology Institutions (TTIs) graduates	182,871	189,886

DECEMBER 28, 2020	OFFICIAL GAZETTE	299
DEPARTMENT OF TRANSPORTATION

XXV. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1. Rail transport services improved

2. Air and water transport facilities and services improved

3. Road transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Rail transport services improved

METRO RAIL TRANSIT (MRT) SUB-PROGRAM

Outcome Indicator(s)
1. % reduction in transfer time from platform to loading	11 minutes (peak hours)	10%
2. % decrease in load factor	128%	13%

Output Indicator(s)
1. Compliance with approved timetable (90% efficiency)	90%	90%
2. Compliance with the peak-hour train availability requirements	90%	90%
3. Increase in average travel speed (kph)	40	30

RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM
Outcome Indicator(s)
1. % increase in number of weekday passengers	1,100,000	5%
2. Increase in average weekday peak-hour headway (minutes)	5	5
Output Indicator(s)
1. % completion of new railway system projects	15%	15%
2. % completion of expansion of existing railway system projects	15%	15%
Air and water transport facilities and services improved

AVIATION INFRASTRUCTURE PROGRAM
Outcome Indicator(s)
1. % increase in airport facilities capacity	2.36 airports	5%
2. Average decrease in passenger travel time and flight delay	N/A	15%
Output Indicator(s)
1. % increase in passenger traffic	62,115,054	5%
2. % increase in cargo traffic (tons)	937,994	2%
MARITIME INFRASTRUCTURE PROGRAM
Outcome Indicator(s)
1. % increase in passenger traffic	2,353,109	5%
2. % increase in vessel traffic	4,737	5%

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3. % decrease in passenger waiting time	17 minutes	50%
4. % increase in tourist arrivals	1,172,474	5%
Output Indicator(s)
1. No. of social port projects successfully bid out and obligated	0	0
2. No. of tourism port projects successfully bid out and obligated	0	0
Road transport services improved
MOTOR VEHICLE REGULATORY PROGRAM
Outcome Indicator(s)
1. % reduction in average transaction time of:
- Driver’s license issuance	225 minutes	46.67%
- Motor vehicle registration	1,440 minutes	50%
2. % decrease in the number of apprehensions per major offense	1.71%	1.71%
Output Indicator(s)
1. % of motor vehicle registration applications processed within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
2. % of driver’s license and permits issued within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
3. No. of apprehension for which a Temporary Operator’s Permit is issued and complaints acted upon	568,531	679,130
LAND PUBLIC TRANSPORTATION PROGRAM
Outcome Indicator(s)
1. % increase in public transport vehicles modernized (improved model year and use of environmentally-friendly fuel)	4%	50%
2. % increase in ridership of public transport service	18%	35%
Output Indicator(s)
1. % of Certificate of Public Convenience/franchises applications resolved/decided upon within the reglementary period	97%	90%
2. % of holders audited / monitored / penalized for non-compliance with the terms and conditions of the franchise	1%	5%
3. No. of polices formulated, developed, implemented, updated and disseminated	17	30

B. CIVIL AERONAUTICS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

DECEMBER 28, 2020	OFFICIAL GAZETTE	301
DEPARTMENT OF TRANSPORTATION

ORGANIZATIONAL OUTCOME

Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare
AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM
Outcome Indicator(s)
1. % increase in the total operated capacity (seats)	51,884,957	7%
2. % increase in the number of operated routes	897	10%
Output Indicator(s)
1. No. of air agreements / negotiations initiated or acted upon within a year	9	7
2. % change of application for operating permits acted upon within the prescribed time	4,535	10%
AIR PASSENGER BILL OF RIGHTS PROGRAM
Outcome Indicator(s)
1. % of matters attended by the Passenger Rights Action Officer	2,755	100%
2. % change in the number of airline violations	50	5%
Output Indicator(s)
1. % of complaints resolved within the prescribed time	549	70%
2. % of air passenger rights related complaints acted upon within the prescribed time	657	100%

C. MARITIME INDUSTRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Global competitiveness of maritime industry enhanced

2.	Accessibility, safety and efficiency of maritime transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Global competitiveness of maritime industry enhanced
MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome indicator(s)
1. % increase in the number of operating merchant ships	19,901	10%

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Output Indicator(s)
1. No. of policies formulated, updated, issued and disseminated	18	16
Accessibility, safety and efficiency of maritime transport services improved
MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM
Outcome Indicator(s)
1. % of clients who rate the frontline services as satisfactory or better	70%	70%
2. % increase in the number of Filipino seafarers certified as meeting international standards	62,163	50%
Output Indicator(s)
1. % of applications received are acted upon within the standard processing time	871,928	100%
2. % of complaints / reports of violations received are acted upon within the standard processing time	1,025	100%

D. OFFICE OF TRANSPORTATION COOPERATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation cooperatives developed

PERFORMANCE INFOMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Transportation cooperatives developed
TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. % increase in registered cooperatives accredited	450	11%
2. % increase in the membership of accredited cooperatives	74,064	10.50%
3. % increase in the total value of assets of all accredited Transport Cooperatives (TC)	4,428,870	10.50%
4. % increase of accredited cooperatives with Certificate of Good Standing	293	25%
Output Indicator(s)
1. % of TC processed for accreditation within the prescribed period	36	100%
2. No. of TC development services rendered according to client/s satisfaction and execution standards	1,168	1,555

DECEMBER 28, 2020	OFFICIAL GAZETTE	303
DEPARTMENT OF TRANSPORTATION

E. OFFICE FOR TRANSPORTATION SECURITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation systems secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Transportation systems secured
TRANSPORTATION SECURITY PROGRAM
Outcome Indicator(s)
1. % of transportation facilities compliant with transport security plans, programs, rules and regulations	90%	90%
2. % of transportation facilities compliant with national / international standard	90%	90%
Output Indicator(s)
1. No. of risk assessment conducted	31	31
2. No. of security personnel trained and certified within a prescribed timeframe	891	1,500
3. No. of site inspections and audit / verification conducted within a year	318	560

F. PHILIPPINE COAST GUARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Maritime violations, incidents, and marine pollution reduced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Maritime violations, incidents, and marine pollution reduced
MARITIME SEARCH AND RESCUE PROGRAM
Outcome Indicator(s)
1. % of incidents with successful search and rescue	642	99%
Output Indicator(s)
1. % of incidents responded to	883	94%
2. % of incidents responded to within the prescribed period	883	92%

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3. No. of Search and Rescue (SAR) conducted	642	654

MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator(s)
1. % of apprehensions of violations (smuggling, illegal fishing, piracy, human trafficking, counternarcotics, etc.)	48	72%
2. % of Philippine coast under surveillance patrol more than fifty (50) times a year	36,289	28%
Output Indicator(s)
1. No. of kilometers of Philippine coast patrolled / monitored	416,718	521,106
2. % of maritime area patrolled in square Nautical Miles (sq. NM)	641,418	89%
MARINE ENVIRONMENTAL PROTECTION PROGRAM
Outcome Indicator(s)
1. % decrease in the number of marine pollution accidents	31	2%
Output Indicator(s)
1. No. of vessels and facilities inspected by PCG on marine pollution regulations	18,621	22,731
2. % of vessels and facilities subjected to two (2) or more marine pollution compliance inspections in the last two (2) years	1.29%	0.80%
MARITIME SAFETY PROGRAM
Outcome Indicator(s)
1. % decrease in maritime incidents reported pertaining to maritime safety	400	1%
Output Indicator(s)
1. No. of Vessel Safety Enforcement Inspection (VSEI) and Pre-Departure Inspection (PDI) conducted	977,465	1,048,112
2. % of operational efficiency of lighthouses	92%	94%

G. TOLL REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Tollway regulatory services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Tollway regulatory services improved

DECEMBER 28, 2020	OFFICIAL GAZETTE	305
DEPARTMENT OF TRANSPORTATION

TOLLWAY REGULATORY PROGRAM
Outcome Indicator(s)
1. % decrease in toll road crashes	8,066	2%
2. % increase in average traffic volume in toll roads	931,399	2%
3. % decrease in the number of complaints received during public hearings on rate increases	15	5%
Output Indicator(s)
1. % of complaints acted upon	41	80%
2. No. of inspection conducted	176	223
3. Increased kilometer-length of toll road	123	58

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XXVI. NATIONAL ECONOMIC AND DEVELOPMENT AHHORITY

A. OFFICE OF THE DIRECTOR-GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Sound economic and development management effected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Sound economic and development management effected

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM
Outcome Indicator(s)
1. Percentage of policy recommendations adopted	90.87% (846 of 931)	87% average
2. Percentage of agenda items related to the plans for NEDA Board Committees where NEDA is the Secretariat	93.8% (454 of 484)	93% average
3. Average client satisfaction rating of members of the following with the secretariat services provided
a. NEDA Board	N/A	At least 4/5 or 80% (Very Satisfactory) average rating
NEDA Board Committees:
b. Social Development Committee	4.53 or 90.6% (Outstanding) average rating	At least 3.75 / 5 or 75% (Very Satisfactory) average rating
c. Committee on Tariff and Related Matters	4.49 or 89.8% (Very Satisfactory) average rating	At least 2.5/5 or 50% (Satisfactory) average rating
d. National Land Use Committee (NLUC)	4/5 or 80% (Very Satisfactory) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
e. Regional Development Committee (RDCom)	4.37/5 or 87.4% (Very Satisfactory) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
f. Other Inter-Agency Committees	4.46 or 89.2% (Very Satisfactory) average rating	At least a 3.85/5 or 76% (Very Satisfactory) average rating
g. Regional Development Councils (RDC)	4.56 or 91.2% (Outstanding) average rating	At least a 4.35/5 or 87% (Very Satisfactory) average rating
Output Indicator(s)
1. Percentage of requests for policy recommendations on socio-economic and development matters prepared or reviewed within the required date and/or time of completion	92.95% (1,094 of 1,177)	97% average
2. Number of plans prepared/updated and submitted within schedule to NEDA Board, RDCom, NLUC, RDCs, and/ or Secretary of Socioeconomic Planning respectively, for approval	8 total	8 total

DECEMBER 28, 2020	OFFICIAL GAZETTE	307
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

3. Number of economic reports prepared on or before the release of official statistics for each reference period	44 total	44 total
NATIONAL INVESTMENT PROGRAMMING PROGRAM
Outcome Indicator(s)
1. Average client satisfaction rating of members of the following with the secretariat services provided
NEDA Board Committees:
a. Investment Coordination Committee (ICC)	4.61 or 92.2% (Outstanding) average rating	At least 3/5 or 60% (Satisfactory) average rating
b. Infrastructure Committee	4.58/5 or 91.6% (Outstanding) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
c. Other Inter-agency Committees	4.3 or 86% (Very Satisfactory) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
2. Percentage of programs and projects approved by the ICC included in the Public Investment Program (PIP)	78% (32 of 41)	At least 90%
Output Indicator(s)
1. Number of annual/medium-term public investment program documents prepared/updated and submitted by every end of the year to the concerned inter-agency bodies for appropriate action	29 Total	11 total
2. Percentage of project appraised within target deadline	89.95% (188 of 209)	90%
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM
Outcome Indicator(s)
1. Adoption of Socio-Economic Report (SER) as basis for Budget Priorities Framework (BPF)	SER adopted in Parts III and IV of the BPF	SER adopted in the BPF
2. Percentage of requests for monitoring and evaluation information for policy and decision-making made readily available to policy-makers and various stakeholders within prescribed period	97.84% (136 of 139)	100% of data requests provided per quarter
3. Percentage of agencies with problematic projects alerted/assisted to hasten or put project implementation back on track and/or to address implementation issues	100% (286 of 286)	100% of agencies with problematic projects per quarter
Output Indicator(s)
1. Number of socioeconomic assessment reports prepared and released within schedule	9 total	15 total
a. Socio-Economic Report (SER)		1 SER
b. Regional Development Report (RDR)	9 RDRs	14 RDRs
2. One (1) annual report on the performance of Official Development Assistance (ODA) portfolio prepared and submitted to Congress on or before June 30 annually	1	1
3. Percentage of programs/projects (i.e. ICC-approved programs/projects with complete requirements) re-evaluated within target deadline	96.67% (29 of 30)	At least 90%

B. COMMISSION OR POPULATION AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

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2.	Accelerated demographic dividend

3.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access to population management information and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to population management information and services improved
PHILIPPINE POPULATION MANAGEMENT PROGRAM
Outcome lndicator(s)
1. Modem contraceptive prevalence rate	47%	50%
2. Percentage of LGUs with POPDEV-sensitive policies, plans and programs	5%	5%
3. Adolescent birth rate (for ages 15-19 years) per 1,000 women in that group	55 (per 1,000 women aged 15-19)	47
Output Indicator(s)
1. Number of couples reached by Responsible Parenthood and Family Planning (RPFP) classes	1,200,000	1,200,000
2. Number of LGUs provided with technical assistance	85	300
3. Number of adolescents and youth provided with Adolescent Sexual and Reproductive Health (ASRH) information	35,000	150,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	309
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Alignment of volunteer programs and activities to the national development priorities assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Alignment of volunteer programs and activities to the national development priorities assured

NATIONAL VOLUNTEER SERVICE PROGRAM

Outcome Indicator(s)
1. Percentage of volunteer assisted projects in development priority areas	83.64% of 660	100% of 425
2. Percentage of target institutions and organizations participating in volunteering for development	38.30% of 94	20% of 100
Output Indicator(s)
1. Number of public information and advocacy activities on volunteerism conducted	17	11
2. Percentage of programs and projects monitored and evaluated	72.27% of 660	85% of 425
3. Number and percentage of organizations / institutions requesting assistance provided with the same within 30 days upon receipt of request	100% of 12	90% of 12

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects
PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM
Outcome Indicator(s)
Number of new PPP projects added to the pipeline	6	6
Output Indicator(s)

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1. Percentage of capacity building program milestone activities achieved as targeted per year	100%	100%
2. Number of PPP issuances or related policy instruments/documents adopted	4	4

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Statistical Capacity of Government Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Statistical Capacity of Government Strengthened
PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of training courses conducted with participants having significant increase in scores between the pre and post evaluation tests	100%	90%
2. Percentage of participants who were awarded certificate of completion	90%	90%
Output Indicator(s)
1. Total number of training hours provided	1,113	1,280
2. Total number of persons trained	744	600
STATISTICAL RESEARCH PROGRAM
Outcome Indicator(s)
1. Percentage of completed research outputs that are utilized by stakeholders and/or adopted by the Philippines Statistical System (PSS)	94%	100%
Output Indicator(s)
1. Number of in-house research project completed	10	10
2. Number of theses/dissertations provided with financial support	1	3
3. Percentage of research studies completed which are published in a refereed journal and/or presented in a users’ or research forum or scientific conference within 12 months after completion	100%	100%

F. PHILIPPINE STATISTICS AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

DECEMBER 28, 2020	OFFICIAL GAZETTE	311
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

ORGANIZATIONAL OUTCOME

1.	Relevant and accessible statistics provided for evidence-based decision making

2.	Citizen’s access to social services facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant and accessible statistics provided for evidence-based decision making
NATIONAL STATISTICS DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of website visits and percentage of favorable feedback	9 Million / 95%	9 Million / 95%
Output Indicator(s)
1. Number of surveys and censuses conducted and percentage completed within target timeline	38/80%	38/80%
2. Percentage of statistical products disseminated within the Advance Release Calendar or prescribed period	100%	100%
3. Number of data dissemination and fora conducted	7	41
STATISTICAL POLICY AND COORDINATION PROGRAM
Outcome Indicator(s)
1. Percentage of LGUs adopting statistical standards and classification systems	25%	25%
2. Percentage of NGAs adopting statistical standards and classification systems	25%	25%
Output Indicator(s)
1. Percentage of agencies with designated statistics which submitted budget proposals for review and endorsement to the DBM	60%	60%
2. Number of new and updated statistical and classification systems	2	2
3. Number of statistical advocacy activities conducted	4	4
4. Number of participants from LGUs and national government agencies provided with training on statistical classification systems	163	24
5. Number of statistical policies prepared, approved by the PSA Board and disseminated	21	4
Citizen’s access to social services facilitated
CIVIL REGISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage of civil registry documents which can be accessed by public through an online system	90%	90%
2. Satisfaction rating by the public of the Civil Registration Services (CRS)	11%	85%
Output Indicator(s)
1. Number of servicing outlets maintained	40	40
2. Number of Local Civil Registrars (LCRs) who are trained on laws, regulations and system on civil registration	100	125
3. Percentage of civil registry applications issued / completed within prescribed time frame	92%	92%

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G. TARIFF COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Competitiveness of local industries enhanced and international trade promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Competitiveness of local industries enhanced and international trade promoted
TARIFF ADMINISTRATION PROGRAM
Outcome indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff modification submitted pursuant to Section 1608 of the Customs Modernization and Tariff Act (CMTA) based on Committee on Tariff Related Matters (CTRM) final decisions	1	0
2. Percentage of classification rulings issued under Section 1100 of the CMTA not overruled by the Department of Finance (DOF)	100%	100%
Output Indicator(s)
1. Number of petitions for tariff modification acted upon, including conduct of public hearings, over the total number of petitions received	2	0
2. Number of applications for tariff classification ruling acted upon over the total number of applications received	351	227
3. Percentage of investigations on petitions for tariff modification completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1608 of the CMTA	100%	100%
4. Percentage of tariff classification rulings issued within 30 days after receipt of properly documented application, with complete supporting data and sample/picture of subject article, pursuant to Section 1100 of the CMTA	100%	100%

INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM
Outcome indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and international agreements drafted pursuant to Section 1609 of the CMTA based on final CTRM decisions	1	0
2. Percentage of tariff lines in the Philippine Tariff Finder (PTF) updated within 30 days from the issuance of an EO on tariff modification and/or change in tariff nomenclature	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	313
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Output Indicator(s)
1. Number of investigations and public hearings/ consultations conducted on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements over the total number of requests for investigation/public consultation received	0	0
2. Number of tariff lines in the PTF updated over the number of tariff lines in an EO on tariff modification and/or change in tariff nomenclature	11,059	11,058
3. Percentage of investigations on tariff concessions to be granted by the Philippines under international agreements completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1609 of the CMTA	100%	100%
TRADE REMEDY MEASURES PROGRAM
Outcome Indicator(s)
1. Percentage of completed formal investigations on dumping, safeguard and countervailing cases pursuant to Sections 711, 712 and 713 of the CMTA not overturned under the judicial process	100%	100%
Output indicator(s)
1. Number of applications for trade remedy measure acted upon over the total number of applications received	1	2
2. Percentage of formal investigations on dumping, safeguard and countervailing cases completed within 120 days (or 60 days when certified as urgent) from the date of receipt of endorsement from DTI/DA and receipt of complete supporting documents pursuant to Sections 711, 712 and 713 of the CMTA.	100%	100%

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XXVII. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PRESIDENTIAL COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of news and photo releases used by selected print media	90%	94%
Output Indicators
1. Number of news and photo releases disseminated	2,507	3,350
2. Percentage of Presidential events and visits provided with coverage arrangements	95%	95%

B. BUREAU OF BROADCAST SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PUBLIC RADIO BROADCASTING PROGRAM
Outcome Indicator
1. Total number of listeners and percentage of market	17.5M	300,000 (1.7%)
Output Indicators
1. Total number of radio broadcasting hours and percentage increase from previous year	126,100 hrs	126,100 hrs (0%)
2. Number of Cities and Municipalities reached and percentage to total	145 Cities 1,489 Municipalities	120 Cities (82.76%) 1,110 Municipalities (74.55%)

DECEMBER 28, 2020	OFFICIAL GAZETTE	315
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

C. BUREAU OF COMMUNICATIONS SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL	OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of the feedback survey respondents from the target audience who gained awareness of presidential policies and government programs after exposure to print and digital information materials and events	90%	90%
Output Indicators
1. Number of communication materials and events produced and disseminated	72,658	96,231
2. Percentage of the feedback survey respondents from the target audience who rated the communication materials and events as good or better	90%	90%
3. Percentage of materials and events produced as scheduled	90%	90%

D. NATIONAL PRINTING OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive and self-sustaining printing operations achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Responsive and self-sustaining printing operations achieved
NATIONAL PRINTING PROGRAM
Outcome Indicators
1. Ratio of cost operating expense against revenue / income	1:1	1:1
2. Amount and percentage increase of revenue income	128,365,945	300,000,000 / 10%
3. Net income	43,943,702	18,000,000

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Output Indicators
1. Number of printing work orders completed	1,400	1,470
2. Percentage of accuracy and completeness of printing work	95%	95%
3. Percentage of printing work orders delivered on time	95%	95%

E. NEWS AND INFORMATION BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM
Outcome Indicators
1. Percentage of national, provincial and foreign news stories and news photos utilized	56,955	100%
2. Percentage of presidential stories and photos, transcripts, news monitoring reports and alerts and clippings utilized	100%	100%
3. Percentage of media arrangement, coordination, accreditation and assistance and press center operations rated as satisfactory or better	122.04%	100%
Output Indicators
1. Percentage of news, information and media services provided both locally and internationally	631,111	100%
2. Percentage rating on news, information and media services that were provided both locally and internationally	121.65%	100%
3. Percentage of news, information and media services provided both locally and internationally rendered within prescribed schedule	120.30%	100%

F. PHILIPPINE INFORMATION AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

DECEMBER 28, 2020	OFFICIAL GAZETTE	317
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
DEVELOPMENT COMMUNICATION PROGRAM
Outcome Indicators
1. Access rate audience of IEC materials developed	85%	95%
2. Percentage of government information officers trained who rate the training as satisfactory or better	90%	95%
3. Percentage of public who are aware / informed of government programs	85%	95%
Output Indicators
1. Percentage of IEC materials produced / disseminated within the prescribed timeframe	90%	100%
2. Percentage of training accomplished within the prescribed timeframe	95%	95%
3. Percentage of consultations held or stakeholders consulted within the prescribed timeframe	95%	95%

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access, engagement and understanding of Presidential polices and government programs achieved
PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of presidential events and activities hooked-up and aired by broadcast networks	100%	100%
2. Percentage of likes and shares of presidential events and activities through social media	90%	90%
3. Percentage of satisfactory feedback on requested video and audio materials by the broadcast networks and the general public	100%	90%
Output Indicators
1. Number of presidential events and activities hooked-up and aired by broadcast networks	90%	100%
2. Number of presidential events and activities posted in social media	100%	90%
3. Number of technical support provided to various agencies, local and foreign organizations and broadcast networks meeting the required broadcast quality standard on a prescribed schedule	100%	90%

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XXVIII. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective Anti-Money Laundering and Combating the Financial of Terrorism (AML and CFT) Regime Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved
ANTI-MONEY LAUNDERING PROGRAM
Outcome Indicator
1. Percentage of cases filed which were favorably decided by the courts	100%	100%
Output Indicators
1. Percentage of Money Laundering / Terrorist Financing (ML / TF) cases acted upon based on international and domestic requests received	100%	100%
2. Percentage of AML / CIT trainings conducted on schedule	100%	100%

B. ANTI-RED TAPE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services ensured

ORGANIZATIONAL OUTCOME

Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business
Ease of Doing Business and Efficient Delivery of Government Services Program
Outcome Indicator(s)
1. Number of agencies compliant to the New Citizen’s Charter	N/A	2890

DECEMBER 28, 2020	OFFICIAL GAZETTE	319
OTHER EXECUTIVE OFFICES

Output Indicator(s)
1. Number of agencies consulted and trained on Regulatory Management	N/A	40
2. Percentage of Complaints referred/resolved within the turnaround table	N/A	70%

C. CLIMATE CHANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized
CLIMATE CHANGE POLICY AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of National Climate Change Action Plan (NCCAP) activities programmed for implementation	84%	84%
2. Percentage of LGUs in the 18 major river basins with climate change adaptation and disaster risk reduction sensitive land use and development plans	66%	66%
Output Indicators
1. Number of plans and policies developed and issued or updated and disseminated	12	13
2. Percentage of actual capacity building conducted	N/A	N/A
3. Percentage of actual capacity building activities conducted	80%	80%
4. Percentage of trainees who rate the capacity building as good or better	83%	83%
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of research program/projects endorsed for implementation	N/A	N/A
2. Percentage of research program/projects endorsed for implementation	22%	22%
3. Number of partnerships with public and private stakeholders and international organizations	N/A	N/A
4. Number of partnerships formalized with public and private stakeholders and international organizations	13	13
Output Indicators
1. Percentage of project proposals for qualification in People’s Survival fund (PSF) endorsed for approval	N/A	N/A

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2. Percentage of project proposals for qualification in various financial facilities endorsed for approval	33%	33%
3. Percentage of applications for funding acted upon within 21 days	77%	77%
4. Percentage of climate change projects monitored over the last 2 years	N/A	N/A
5. Percentage of climate change research projects monitored over the last 2 years	17%	17%

D. COMMISSION ON FILIPINOS OVERSEAS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Promotion of welfare and interest of Filipinos overseas

ORGANIZATIONAL OUTCOME

Filipinos overseas are productive, well-integrated and active in local development initiatives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Filipinos overseas are productive, well-integrated and active in local development initiatives
OVERSEAS FILIPINO WELFARE PROGRAM
Outcome Indicators
1. Number of programs developed or reviewed or updated	30	35
2. Percentage of program beneficiaries who rate the program services as good or better	96%	96%
3. Percentage of integrated programs at least twice in the last two years	100%	100%
Output Indicators
1. Percentage of overseas Filipinos assisted who rate the services as good or better	95%	95%
2. Percentage of overseas Filipinos who are aware of the programs of the CFO	100%	100%
3. Percentage of requests for assistance responded to within 24 hours	100%	100%

E. COMMISSION ON HIGHER EDUCATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Lifelong learning opportunities for all ensured

2. Income-earning ability increased

3. Technology adoption promoted and accelerated

4. Innovation stimulated

ORGANIZATIONAL OUTCOME

Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

DECEMBER 28, 2020	OFFICIAL GAZETTE	321
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth
HIGHER EDUCATION REGULATION PROGRAM
Outcome Indicators

1. Percentage of Higher Education Institutions (HEIs) with Centers of Excellence, Center of Development, with recognized flagship program, with Autonomous or Deregulated status, or with Level III or Level IV accredited programs

	18% (424 / 2,353)	18% (424 / 2,353)
2. Percentage increase of higher education graduates able to demonstrate excellence in the 21st century global knowledge economy	700,000	5% (24,000 / 480,000)
3. Percentage of HEIs subjected to reform	12.12% (231 / 1,906)	13% (248 / 1,906)
Output Indicators
1. Number and percentage of public and private HEIs visited / inspected / subjected to standards	1,149 (60.28%) (1,1491 / 906)	1,200 (62%) (1,200 / 1,935)
2. Percentage of HEIs given incentives for offering quality higher education programs	11% (269 / 2,353))	12% (282 / 2,353)
3. Percentage of permits issued within the prescribed period	35.04% (336 / 959)	25% (250 / 1,000)
HIGHER EDUCATION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of tertiary graduates in science, engineering, manufacturing and construction	37% (223,100 / 596,257)	38% (76,000 / 200,000)

2. Number and percentage increase of government industry-academe collaboration / cooperation on research and innovation projects and joint ventures, consultancy contracts and supervisory-faculty exchange

	79 (18%) (14 / 79)	115 (18%) (21 / 115)
3. Percentage of scholarship grantees from CHED completing their courses in priority programs	86% (4,430 / 5,171)	80% (1,782 / 2,228)
Output Indicators
1. Number of scholarships and student grants awarded	402,369	44,115
2. Number of faculty members provided with faculty development grants	7,514	6,343
3. Number of research, development and innovation project proposals funded	179	130

F. COMMISSION ON THE FILIPINO LANGUAGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Filipino and other Philippine languages preserved, enriched, and promoted

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Filipino and other Philippine languages preserved, enriched, and promoted
FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of endangered Philippine languages documented, translated, and validated	17.4% of 23 endangered languages	26% of 23 or 6
2. Percentage of LGUs and NGAs adopting filipino in their official correspondence	1% of provincial LGUs (80) and NGAs (194)	1.8%
3. Percentage of NGAs with citizen’s charter translated into filipino	1% of NGAs	2%
Output Indicators
1. Number of historical works, cultural traditions, ethnolingnistic and government issuances translated into English or Filipino	1,510 pages	1,770 pages
2. Percentage of policy advice on language and resolutions adopted by CHED, DepEd and other stakeholders	92%	94%
3. Number of incentives, grants, and awards provided for the writing and publication of works in Philippine languages	24	24

G. DANGEROUS DRUGS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, health and safety

ORGANIZATIONAL OUTCOME

The illegal use of dangerous drugs by Filipinos is prevented and controlled Institutionalization of the Philippine Anti-Illegal Drugs Strategy

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Institutionalization of the Philippine Anti-Illegal Drugs Strategy
DRUG ABUSE PREVENTION AND CONTROL PROGRAM
Outcome Indicator
1. Percentage increase of the number of tasked agencies implementing DDB policies in relation to PADS	60% (24 agencies)	60% (38 agencies)
Output Indicator
1. Number of DDB policies implemented by tasked agencies	4	6

DECEMBER 28, 2020	OFFICIAL GAZETTE	323
OTHER EXECUTIVE OFFICES

H. ENERGY REGULATORY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Quality and reliability of electricity supply, and reasonable pricing ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Quality and reliability of electricity supply, and reasonable pricing ensured
ELECTRIC POWER INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage of Power Supply Agreement (PSA) cases with prayer for provisional authority acted upon within 75 days from filing	82%	82%
2. Percentage of documents for external cases flied within the reglementary period	80%	80%
3. Percentage of violators issued with Show Cause Order (SCO) within 45 days from the discovery of violation of rules relative to Certificate of Compliance (COC) and Retail Electricity Suppliers (RES)	98%	—
Output Indicators
1. Percentage of applications for Certificate of Compliance (COC) acted upon within 50 days from receipt of complete requirements	98%	98%
2. Number of audits conducted on sites and facilities (subjected to rate audits and regulatory visits)	836	860
3. Percentage of consumer related cases resolved / decided within 60 days from the time the case was submitted for resolution	70%	70%
4. Percentage of non-consumer related cases resolved / decided within 90 days from the time the case was submitted for resolution	60%	65%
5. Number of rules and resolutions promulgated	7	12
6. Number of new watt-hour meters tested and calibrated	1,440,000	1,743,000

I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Local films quality upgraded

2.	Film heritage preserved and protected

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Local films quality upgraded
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Ratio of quality films shown to number of films produced	5:6	5:6
2. Percentage of films given awards from those provided assistance	25%	35%
3. Percentage increase in film workers provided employment over previous year	6%	8%
Output Indicators
1. Percentage of local films which applied for Cinema Evaluation Board (CEB) grading	84%	88%
2. Percentage of films Graded “A” or “B” within the prescribed period	88%	90%
3. Percentage of stakeholders who rate the promotional events as good or better	90%	95%
Film heritage preserved and protected
FILM HERITAGE PRESERVATION PROGRAM
Outcome Indicators
1. Percentage of growth in archives holdings	3%	7%
2. Percentage of recoverable films made available for public viewing	0.50%	0.70%
3. Percentage of persons viewing the preserved films who rate the quality of the preservation as good or better	96%	98%
Output Indicators
1. Number and percentage of films evaluated and considered for restoration	255 1% baseline:25,500	1275 5% (baseline: 25,500)
2. Number of audio-visual elements deposited and managed in the Archives	25,265	30,000
3. Number of films restored	2	4

J. GAMES AND AMUSEMENTS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe professional sports and games developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Fair and safe professional sports and games developed

DECEMBER 28, 2020	OFFICIAL GAZETTE	325
OTHER EXECUTIVE OFFICES

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM
Outcome Indicators
1. Increase in revenue collection from off-track betting and professional sports	P17,400,000.00	P18,000,000.00
2. Percentage of license holders / registered entities and permit holders with two (2) or more violations recorded over the current year as a percentage of the total number of violators	100% (no violation)	100% (no violation)
Output Indicators
1. Percentage of annual inspections of licensed persons and registered entities	100%	100%
2. Percentage of enforcement actions that are resolved within seven (7) days	100%	100%
3. Percentage of licenses and permits issued within two (2) days	100%	100%

K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development
GOCC REGULATORY PROGRAM
CORPORATE STANDARDS SERVICES SUB-PROGRAM
Outcome Indicators
1. Percentage of GOCCs with improved corporate governance scorecard rating	63.50%
2. GOCC Sector average score in the Corporate Governance Scorecard		56%
Output Indicators
1. Percentage of GOCCs with assessed corporate governance scorecard	100%	100%
2. Development of the new Compensation and Position Classification System (CPCS)	30% completion of the compensation study	Submission of MFP and EO on the CPCS of GOCCs to the Office of the President
3. Percentage of talent pool included in the shortlist submitted to the President		34%
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM

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Outcome Indicator
1. Percentage of GOCCs with performance scorecard achieving Social Impact, Stakeholders, and Financial targets	35.13%	10% improvement from 2020
Output Indicators
1. Proportion of GOCCs with identified competition issues provided with recommendations	100%	100%
2. Percentage of GOCCs with complete documents that are Rationalized / Reorganized	100%
3. Percentage of GOCCs with substantial submission and subjected to Performance Targets Setting during the 3rd quarter of the year	60%
4. Percentage of GOCCs with substantial submission and subjected to Performance Targets Setting starting the 3rd quarter of the year		90%
5. Percentage of GOCCs with validated Customer Satisfaction Survey Report		80% of GOCCs with CSS report validated

L. MINDANAO DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Development of Mindanao coordinated and facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Development of Mindanao coordinated and facilitated
MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM
Outcome Indicators
1. Number and percentage change in the number of institutions adopting the Mindanao 2020 (M2020) / Mindanao Development Corridors (JIDC) Plan in their development plans	4	4
2. Percentage of policy recommendations adopted / acted upon by stakeholders	85%	85%
3. Percentage of facilitated projects funded by agencies	100%	100%
Output Indicators
1. Number of plans, policies, programs, projects and other mechanisms implemented / strengthened / institutionalized	56	67
2. Percent of Mindanao-wide / interregional mechanisms that are rated as good or better by the LGUs / NGAs / POs concerned	100%	100%
3. Percent of mechanisms (i.e. focus on facilitation work for investment promotions, dialogues, industry matching, etc.) submitted / completed / made available three (3) working days prior to prescribed deadline	97%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	327
OTHER EXECUTIVE OFFICES

MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM
Outcome Indicator
1. Percentage of acceptability of MinDA’s development mechanisms by stakeholders	100%	100%
Output Indicator
1. Number of resolutions, partnership agreements, endorsements and other legal mechanisms generated in support to MinDA’s development initatives	16	16

MINDANAO INVESTMENTS PROMOTION PROGRAM
Outcome Indicators
1. Percentage of generated investment leads turned into investment projects	12%	10%
2. BIMP-EAGA investment priorities adopted / funded upon by stakeholders	1	10
Output Indicators
1. Number of investment leads being developed through feasibility studies and value of the projects	9	13
2. Number of investment projects ongoing and investments already poured from them	5	3

M. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM
Outcome Indicators
1. Percentage of entities (theaters, television networks, cable television operators, production outfits and film distributors) under MTRCB’s jurisdiction that are compliant with MTRCB rules	92%	99%
2. Increase in the level of awareness of the Public on the relevance of classification system for movies and television	a. 1.5% increase in the number of complaints received from public viewers b. 15% decrease in the number of cases flied for violation of PD 1986 and its implementing rules and regulations	a. 5% increase in the number of complaints received from public viewers b. 5% decrease in the number of cases filed for violation of PD 1986 and its implementing rules and regulations

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3. Percentage of movie, television and optical media materials that are reviewed and classified	100%	100%
Output Indicators
1. Percentage of materials submitted for classification that are acted upon within ten (10) days from receipt	100%	100%
2. Percentage of cases resolved within ninety (90) days	88%	96%
3. Number of seminars, fora, infomercials and other information dissemination activities conducted	96	20

N. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

N.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Arts and culture management enhanced through coordinated actions among affiliated cultural agencies Sense of nationhood and pride in being Filipino strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM
Outcome Indicators
1. Number and percentage increase of institutionalized culture and arts programs among affiliated cultural agencies	1 and 5%	1 and 5%
2. Percentage of stakeholders who rated the implementation of policies on coordination as good or better	85%	85%
Output Indicators
1. Number of policies on coordination developed with affiliated cultural agencies for the enhancement of culture and arts management	3 policies on coordination	2 policies on coordination
Sense of nationhood and pride in being Filipino strengthened

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of audience for NCCA programs, events and activities	38% or 21,467,921 (77,962,450)	5% or 2,824,721 (59,319,256)
2. Percentage increase in the number of participants who expressed deeper appreciation of Philippine culture and arts	5% or 221 (4,646)	5%
3. Percentage increase in average value of assets under administration	1.63% (P2.333 Billion)	1.8% or P42 Million (P2.375 Billion)

DECEMBER 28, 2020	OFFICIAL GAZETTE	329
OTHER EXECUTIVE OFFICES

Output Indicators

1. Number of projects implemented on advancing “pagkamalikhain” value of creative excellence, strengthening culture-sensitive public governance and development, valuing our diverse culture and inculcating Filipino values for the common good

	663 projects	400 projects
2. Number of evaluation reviews of the NCCA investment	8 evaluation reviews	4 evaluation reviews

N.2. NATIONAL ARCHIVES OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management	of Government Records Strengthened

Awareness,	Appreciation and Access to Archival Records Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Management of Government Records Strengthened

GOVERNMENT RECORDS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of government agencies / offices with approved / updated Records Disposition Schedule	338 offices - Exec. Branches (15 offices)	3.6% (12 offices)
2. Number and percentage of government agencies / offices with Records Disposition System implemented	4,315 offices - Executive Branches including Regional Offices and Attached Agencies, GOCCs, Gns, Water Districts, Judiciary, Constitutional Legislative, Hospitals and SUCs	244 offices / 6%
Output Indicators
1. Number and percentage increase of agencies / offices provided with technical assistance	1,460 agencies / offices	29 agencies / offices / 2%
2. Percentage of requests for authority for disposition of records approved	78%	82%
Awareness, Appreciation and Access to Archival Records Strengthened
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of records served to general public	15% / 3,537 (27,116)	2% / 462 ( 24, 041)
2. Percentage increase of users who rated services as good or better	2%	2% 138
Output Indicators
1. Number of pages of archival holdings processed	6,356,002 pages	1,804,000 pages
2. Number of pages of damaged records restored	6,291 pages	4,970 pages
3. Number of promotional activities through printed publication, exhibits, and other media	5 promotional activities	4 promotional activities

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N.3. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Management and Preservation of National Shrines and Artifacts strengthened

2.	Awareness, appreciation and access of historical and cultural heritage increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Management and Preservation of National Shrines and Artifacts strengthened
HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of restored historic sites and structures	8%	5%
2. Percentage increase in the number of conserved and restored historical artifacts and objects	6%	5%
Output Indicators
1. Number of historical objects (monuments, shrines, sites, landmarks, relics and documents) under management	1,260	1,431
2. Percentage of protected and preserved sites open for public viewing	90%	95%
3. Percentage of visitors who rate the quality of preservation as good or better	90%	90%
Awareness, appreciation and access of historical and cultural heritage increased
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in the number of participants in national events	27%	10%
2. Percentage increase in the number of media articles published with favorable coverage	50%	20%
Output Indicators
1. Number of promotion / special events held (commemorative events, markers, seminars, exhibits, contests, book launch, etc.)	179	199
2. Percentage of requests for information met within the prescribed timeframe	90%	90%
3. Percentage of participants who rated the promotion / special events as satisfactory or better	90%	90%

DECEMBER 28, 2020	OFFICIAL GAZETTE	331
OTHER EXECUTIVE OFFICES

N.4. NATIONAL LIBRARY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Collection,	access, and preservation of library resources increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Collection, access, and preservation of library resources increased
NATIONAL LIBRARY PROGRAM
Outcome Indicators
1. Average number of daily library users	426
Output Indicators
1. Number of new library materials acquired	88,731 volumes	288,300 volumes
2. Number of Filipiniana materials preserved	92,207,200 pages	131,476,657 pages
3. Number of research / publications produced	4	4
LIBRARY EXTENSION PROGRAM
Outcome Indicator
1. Percentage increase in users of extension / affiliated (public) libraries	32,14% (555,092)	5%
Output Indicators
1. Number of extension libraries supported	980 public libraries	1,700 public libraries
2. Number of extension libraries established	33 public libraries	10 public libraries

0. NATIONAL INTELLIGENCE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council
NATIONAL INTELLIGENCE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of intelligence reports utilized by National Security Council / National Security Adviser in his report to the President	90%	90%

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2. Percentage of actionable intelligence provided to law enforcement units that led to positive results	100%	100%
3. Percentage of information provided to requesting agencies served as basis in the effective implementation of their mandated functions	100%	100%
Output Indicators
1. Percentage of intelligence reports and estimates for the President, Cabinet, National Security Council, National Security Adviser, and / or law enforcement units produced and disseminated within the prescribed timeframe	100%	100%
2. Percentage of government security services (Records Check, Background Investigation, Recommendation for the Grant of Security Plates, Security Survey, Security Inspection and Audit) provided within requested time	100%	100%
3. Percentage of inputs to policy and decision-making are disseminated within five (5) days	100%	100%

P. NATIONAL SECURITY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant, responsive, timely and accurate national security policy advice provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Relevant, responsive, timely and accurate national security policy advice provided
NATIONAL SECURITY POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy research and strategic studies adopted by the President and the Cabinet Cluster on Security	100%	100%
Output Indicators
1. Number of reports planned / targeted for the year addressing the National Security Policy (NSP) objectives completed	15,434	15,434
2. Percentage of policy research and strategic studies rated by the stakeholders as satisfactory or better	100%	100%
3. Percentage of real time national security related presidential situational awareness reports submitted within the prescribed timeframe	100%	100%
NATIONAL SECURITY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in national security institutional exchanges / linkages / strategic relations established and sustained	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	333
OTHER EXECUTIVE OFFICES

Output Indicators
1. Number of essential elements of information levied to the intelligence sector through NICA	548	548
2. Percentage of clientele who rated the real-time coordination of national intelligence requirements as satisfactory or better	100%	100%

Q. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

1. Negotiated political settlement of all internal armed conflicts achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Negotiated political settlement of all internal armed conflicts achieved

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM
Outcome Indicators
1. Percentage of completion of delivery of the components of the Annex on Normalization namely security, socioeconomic component, confidence-building measures and transitional justice and reconciliation	15%	15%
2. Percentage completion of the implementation of remaining commitments under the Final Peace Agreement (FPA)	50%	50%
3. Number of comprehensive agreements signed	3	—
4. Percentage completion of the implementation of agreements	25%	50%
5. Number of women benificiaries provided with National Action Plan on Women, Peace and Security (NAP-WPS) interventions	159	200
Output Indicators
1. Number of mechanisms reconstituted and operationalized for the implementation of the Comprehensive Agreement on the Bangsamoro (CAB)	13	19
2. Number of mechanisms for the implementation of GPH-MNLF peace agreement established and operationalized	2	3
3. Number of policies issued and adopted	2	—
4. Number of mechanisms supporting the transition of non-state armed groups ((NSAGs)) into legitimate political or socioeconomic organizations established and/or operationalized	8	19
5. Number of localized NAP-WPS implemented	12	12

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R. OPTICAL MEDIA BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Optical Media Industry effectively regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Optical Media Industry effectively regulated
OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Maintain the Philippine status of not being included in the 30 I Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)
Output Indicators
1. Percentage of registrations and licenses acted upon within the prescribed timeframe	80%	97.81%
2. Number and percentage of Inspection Orders served on optical media establishments acted upon within the prescribed timeframe	2,500 100%	2,563 98.19%
3. Percentage of:
a. administrative cases filed / charged within fifteen (15) days; and	90%	100%
b. clearances issued within the day	90%	100%

S. PHILIPPINE COMPETITION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Consumer welfare enhanced

2.	Market efficiency improved

ORGANIZATIONAL OUTCOME

Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

DECEMBER 28, 2020	OFFICIAL GAZETTE	335
OTHER EXECUTIVE OFFICES

COMPETITION POLICY ENFORCEMENT PROGRAM
Outcome Indicator
1. Stakeholder awareness of competition policy in the Philippines	5%	7%
Output Indicators
1. Number of advocacy and communication activities completed	23	35
2. Percentage of complaints and competition-related issues investigated or studied	90%	95%
3. Percentage of mergers and acquisitions reviewed within the prescribed timeframe	90%	100%

T. PHILIPPINE DRUG ENFORCEMENT AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of drugs suppressed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Supply of drugs suppressed
DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM
Outcome Indicator
1. Percentage decrease in barangay-drug affectation	25% (5,532)	32.24% decrease in the barangay-drug affectation. This is 32.24% of 22,129 which is around 7,134.
Output Indicators
1. Percentage of high value target (HVTs) arrested in total arrests	total number of arrests	35% arrested drug personalities are HVTs
2. Number of High Impact Operations (HIOs) conducted and % to total operations conducted during the year	275 (16.46%)	325 of total operations are HIOs
3. Percentage of drug-related information and reports acted upon which resulted to anti-drug operations	total drug-related information and reports acted upon	25% total drug-related information and reports acted upon resulted to anti-drug operations

U. PHILIPPINE SPACE AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science, Technology and Applications (SSTA) utilization, capacity-building, innovations and workforce

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science, Technology and Applications (SSTA) utilization, capacity-building, innovations and workforce

SPACE SCIENCE, TECHNOLOGY AND APPLICATIONS (SSTA) PROGRAM
Outcome Indicators
1. Percentage increase of space researchers, scientists and engineers (RSE) working in space related projects or activities in the public and private sector.	N/A	10%
Output Indicators
1. Number of research works, projects, plans, policies, cooperation agreements, products and services designed, implemented, completed, disseminated and evaluated by the PhilSA in line with the KDAs of the Philippine Space Policy.	N/A	1
2. Number of institutions and individuals that have benefited from grants, scholarships, training, education and public awareness programs of the PHILSA	N/A	90
3. Percentage of request for technical assistance provided within the described time frame	N/A	90%

V. PHILIPPINE RACING COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe horse racing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Fair and safe horse racing industry developed
HORSE RACING INCENTIVE PROGRAM
Outcome Indicators
1. Projected government revenue generated from gross sales	Pl,200,000,000	1,200,000,000
2. Generated Direct Employment	1,500	1,500
Output Indicators
1. Number of races conducted as scheduled according to standards	45 stakes races	45 stakes races
2. Amount of prize money and percentage of paid within 3 days after the race	Pl10 million @ 100%	110 million @ 100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	337
OTHER EXECUTIVE OFFICES

HORSE RACING REGULATORY PROGRAM
Outcome Indicators
1. No. of license holders with 1 or more recorded violations in the last three years	200 Individuals	200 Individuals
2. Decrease in the number of accidents	23 cases in 2018	5% decrease

Output Indicators
1. Number of applicants for registration, permits, and licenses acted upon within one (1) month	4,000	4,000
2. Number of inspections and investigations undertaken	150	150
3. Percentage of enforcement actions undertaken and resolved as a percentage of the total number of violations	100%	100%

W. PHILIPPINE SPORTS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Participation in local and international sports competition and source of Filipino athletic talents increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 Targets
Participation in local and international sports competition and source of Filipino athletic talents increased
AMATEUR SPORTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of grassroots athletes competing in the the Philippine National Games and Batang Pinoy Games	20,048	17,660
2. Number of Filipinos participating in Sports-for-All activities	150,079	187,230
3. Number of national athletes participating in international and national competitions	1,582	1,794
Output Indicators
1. Number of LGUs sending delegates in PSC competitions	358	130
2. Number of promotional events / activities held	92	80
3. Number of national athletes and coaches supported	1,059 ave.	1,191 ave.

X. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

The Presidential policy reform agenda and the Administration’s program of governance promoted

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (Pls)	BASELINE	2021 TARGETS
The Presidential policy reform agenda and the Administration’s program of governance promoted
LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of measures in the President’s Legislative Priorities shepherded towards the advance stages of the legislative process	100% (40 bills)	100% (40 bills)
2. Percentage of other congressional measures harmonized and made consistent with the standards and policies of the Administration	100% (50 bills)	100% (80 bills)
3. Percentage of issues addressed to enhance executive-legislative relations	100% (25 bills)	100% (158 bills)
Output Indicators
1. Number of advisories/reports relative to legislative/congressional concerns prepared and submitted to the President/Cabinet	1,741	1,741
2. Number of interventions employed which led to consensus among stakeholders and the harmonization of pending measures in Congress with the policies of the Administration	2,528	2,528
3. Number of presidential activities/engagements with legislators and other stakeholders facilitated	645	645

Y. PRESIDENTIAL MANAGEMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives
PRESIDENTIAL STAFF SUPPORT PROGRAM
Output Indicators
1. Percentage of briefers and/or profiles for Presidential engagements submitted	100%	100%
2. Percentage of directive monitoring reports submitted	100%	100%
3. Percentage of Presidential engagement managed	100%	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	339
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Good governance and harmonious relationship between the executive and legislative branches of government and key stakeholders

ORGANIZATIONAL OUTCOME

Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced
LEDAC SECRETARIAT SUPPORT PROGRAM
Outcome lndicator(s)
1. Rate of satisfaction of key officials on the secretariat support provided by LEDAC secretariat	Better	Better

2. Set of approved Common Legislative Agenda (CLA) that signifies the commitment of both the Executive and the Legislative to pursue priority legislations that are essential to the realization of the goals of the national economy

	1 set	1 set
3. Percentage (%) of bills included in the approved CLA that have been identified as priority legislations in the Philippine Development Plan (PDP)	50%	50%
Output lndicator(s)

1. Number of interventions employed to effectively address concerns on CLA	4 Meetings/Interventions	4 Meetings/Interventions
2. Number of monitoring reports / activities on CLA conducted	4 Reports	4 Reports

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XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Independent Effective and Efficient Administration of Justice

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Independent, Effective and Efficient Administration of Justice

ADJUDICATION PROGRAM
Output Indicators
1. Number of resolutions / decisions
Supreme Court	6,000	6,000
Regional Trial Courts	241,957	485,903
Metropolitan Trial Courts	85,376	43,775
Municipal Trial Courts in Cities	84,222	110,684
Municipal Circuit Trial Courts	26,070	38,575
Municipal Trial Courts	26,636	37,190
Sharia District Courts	39	55
Sharia Circuit Courts	618	620
Child and Family Courts	41,857	49,242
2. Disposition rate of the courts
Supreme Court	39%	34%
Regional Trial Courts	34%	62%
Metropolitan Trial Courts	73%	62%
Municipal Trial Courts in Cities	58%	73%
Municipal Circuit Trial Courts	53%	54%
Municipal Trial Courts	54%	68%
Sharia District Courts	21%	21%
Sharia Circuit Courts	30%	38%
Child and Family Courts	45%	47%

B. PRESIDENTIAL ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Presidential and Vice Presidential electoral cases / contests achieved

DECEMBER 28, 2020	OFFICIAL GAZETTE	341
THE JUDICIARY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fair and speedy resolution of Presidential and Vice Presidential electoral cases / contests achieved
ADJUDICATION OF PRESIDENTIAL AND VICE PRESIDENTIAL ELECTORAL PROTEST PROGRAM
Output Indicators
1. Number of pleadings filed and acted upon		100
2. Percentage of contested ballots reviewed and appreciated before expiration of the term of office contested		20%
3. Number of case disposals		0

C. SANDIGANBAYAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Judgement of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered
CASE MANAGEMENT SUB-PROGRAM
Output Indicators
1. Number of total cases processed (filed, docketed, raffled, assigned and calendared)	5,640	5,640
2. Percentage reduction in aging of court cases from filing to disposition	6.26%	6.26%

CASE DISPOSITION MANAGEMENT SUB-PROGRAM
Output Indicator
1. Percentage of cases disposed	353 (6.26%)	353 (6.26%)

D. COUBT OF APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgement of cases independently, effectively and efficiently rendered

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Judgment of cases independently, effectively and efficiently rendered
APPELLATE ADJUDICATION PROGRAM
Outcome Indicators
1. Resolution rate of cases	46%	46%
2. Rate of reduction of aging of cases from filing to disposition	5%	5%
3. Percentage of court users who believe court is accessible, accurate, timely, knowledgeable and courteous service	95%	95%
Outcome Indicators
1. Number of cases disposed	14,520	14,520
2. Percentage of cased filed this year that were disposed	17%	17%

E. COURT OF TAX APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of tax cases independently, effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Judgment of tax cases independently, effectively and efficiently administered
TAX APPELLATE ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage of cases disposed of over cases filed	79.82%	79.82%
Output Indicators
1. Number of cases received / handled	1,794	1,794
2. Number of cases disposed	352	352

DECEMBER 28, 2020	OFFICIAL GAZETTE	343
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Improved quality of civil servants

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Improved quality of civil servants
CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM
CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Number of users utilizing data for policy and program development of agencies	70,000	70,000
2. Percentage of stakeholders who rate the policies as satisfactory or better	70%	85%
3. Number of accredited agencies with PRIME HRM Bronze Level Award	56	181
Output Indicators
1. Number of assisted agencies compliant with PRIME HRM Systems (Maturity Level 2: Process-defined HR Systems) [RECOGNITION]	181	389
2. Timely updating of Government Human Resource Inventory (Annual)	2018 IGHR posted in the CSC website on July 26, 2019	2020 IGHR released in July 2021
3. Percentage / number of authenticated copies of requested records issued within prescribed time	100%	100%
PUBLIC ASSISTANCE SUB-PRORGRAM
Outcome Indicator
1. Percentage / number of Frontline Service Offices (FSO) with Report Card Survey passing rate	N / A	N / A
Complaints resolution rate	N / A	N / A
Output Indicators
1. Resolution rate (of received and referred complaints via PACD / CCB / 8888)	90%	N / A
2. Percentage / number of Frontline Service Offices (FSO) covered with Report Card Survey	N / A	N / A
Complaints referral rate	N / A	For baseline setting

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CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM
CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM
Outcome Indicators
1. Number of eligibles absorbed in the government using their Certificate of Eligibility for the first time	12,000	14,000
2. Number / Percentage of appointments acted upon over appointments received	55%	55%
Output Indicators
1. Number / percentage increase in the pool of eligibles	48,880	50,835
2. Number of civil service examination conducted according to time and venue planned	12	12
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM
Outcome Indicator
1. Number of agencies reporting application of learning (Level 3 Learning & Development Evaluation of Behavior/Application	20	60
Output Indicators
1. Number / percentage of Learning & Development participant days	115,000	126,000
2. Overall Learning and Development Satisfaction Rating	94% at least VS	95% at least VS
PUBLIC SECTOR UNIONISM SUB-PROGRAM
Outcome Indicator
1. Percentage of CNA-related disputes resolved through amicable settlement	49%	51%
Output Indicators
1. Number of agencies with accredited public sector unions	1,008	1,079
2. Number of accredited PSUs with CNAs	840	1,010
ADMINISTRATIVE JUSTICE PROGRAM
Outcome Indicator
1. Administrative Case Disposition Rate (Promulgation Rate)	52.6%	62%
Output Indicator
1. Case resolution rate	70%	77%

B. CABEER EXECUTIVE SERVICE BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Services Officers sustained

DECEMBER 28, 2020	OFFICIAL GAZETTE	345
CIVIL SERVICE COMMISSION

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM
Outcome Indicator
Percentage of CES positions occupied by CESOs and CES eligibles	50%	50%
Output Indicators
1. Percentage of qualified and commendable officials recommended for Appointment / adjustment in CES rank within one (1) month from submission of complete requirements	100%	100%
2. Percentage of officials with complete ratings processed within 30 days after the closing of online submission for all government agencies	100%	100%
3. Percentage of participants rating the training programs conducted at least very satisfactory	90%	90%

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XXXII. COMMISSION ON AUDIT

STRATEGIC OBJECTIVES

SECTOR OUTCOME: People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME: Public accountability upheld and efficiency, economy and effectiveness of government programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public accountability upheld and efficiency, economy and effectiveness of government programs improved

GOVERNMENT AUDITING PROGRAM

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies	50%	50%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	197	195
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	192	189

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM

Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies	50%	50%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	135	128
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	135	128

DECEMBER 28, 2020	OFFICIAL GAZETTE	347
COMMISSION ON AUDIT

LOCAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies	50%	50%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	1,394	1,736
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	1,472	1,736
SPECIAL AUDIT SUB-PROGRAM
Outcome Indicators
1. Number of criminal cases filed in court based on Fraud / Special Audit Reports	n/a	n/a
2. Number of administrative cases adjudicated / docketed by the Ombudsman based on Fraud / Special Audit Report	n/a	n/a
3. Percentage of settlement of over / under remittance in the collection of levies	10%	10%
4. Percentage of settlement of audit recommendations implemented by agencies	30%	30%
Output Indicators
1. Number of Fraud Case Evaluation Reports (FCER) submitted by teams from FAO	120	120
2. Number of Fraud / Special /Performance Audit Reports released audited agencies	22	22
3. Number of Notices of Disallowance (NDs)/Notices of Charge (NCs) issued to the agencies	105	184
4. Number of Performance Audit Reports published in the COA website	2	2
TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM
Outcome Indicators
1. Percentage of Technical Evaluation/Inspection/ Appraisal Reports recommendations accepted by the auditor	100%	100%
2. Percentage of Information System (IS) / Information Technology (IT) / Internal Control (IC) audit / evaluation recommendations accepted and implemented by the auditees	60%	100%
Output Indicators
1. Number of Technical Evaluation Reports rendered	712	9,051

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2. Number of Inspection Reports rendered	389	11,112
3. Number of Appraisal Reports rendered	132	914
4. Number of IS / IT / IC audits / evaluation conducted	9	10
GOVERNMENT ACCOUNTANCY PROGRAM

Outcome Indicators
1. Percentage of Annual Financial Reports (AFRs) for National Government Local Governments and GOCCs and Annual Report on Appropriations, Allotments, Obligations, and Disbursements (ARAAOD) submitted/transmitted to Office of the President and Congress on or before Sept. 30 and April 30 respectively	100%	100%
2. Percentage implementation of accounting standards developed / promulgated / disseminated	90%	90%
5. Percentage of increase in the number of agencies using COA-developed computerized applications on government accounting and financial management which submitted their financial statements and other reports for external audit within three to six months of the end of the year	20%	20%
Output Indicators
1. Number of Annual Financial Reports (AFRs) and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD) submitted to the President and Congress on or before Sept. 30 and April 30, respectively	4	4
2. Number of agency users trained and assisted on the use of the COA developed computerized systems on government accounting and financial management	500	2,500
3. Number of government accounting standards, policies, rules and regulations formulated and developed for implementation in government agencies	7	7
4. Percentage of agencies which implemented COA-developed computerized systems on government and financial management	20%	28%
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of COA Decisions appealed before the Supreme Court	12%	12%
2. Percentage of COA Decisions affirmed by the Supreme Court	90%	90%
3. Percentage of COA Orders of Execution (COEs) enforced	10%	10%
Output Indicators
1. Number of cases decided	1,000	1,882
2. Number of COA Orders of Execution (COEs) issued	60	82
3. Number of COA Comments / Pleadings to Certiorari petitions prepared	4	4

DECEMBER 28, 2020	OFFICIAL GAZETTE	349
COMMISSION ON ELECTIONS

XXXIII. COMMISSION ON ELECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Free, orderly, honest and credible political exercises

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Free, orderly, honest and credible political exercises
ELECTION ADMINISTRATION PROGRAM
VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of new registrants during registration period	2.71%	2.84%
	0.31% (Overseas Voter)	0.18% (Overseas Voter)
2. Percentage of cleansed database of registered voters	12.77%	0.32%
Output Indicators
1. Number of voter education / information campaign conducted	55	19,932 (to be conducted by Education and Information Department and Field Offices)
2. Number of applications for registration, transfer or registration records, change / correction of entries, reactivation, and reinstatements / inclusions filed and acted upon	3,068,128 (Regular voters) 1,419,044 (SK voters) 147,053 (Overseas)	1,838,072 N / A 186,757
3. Number of registration records cancelled (death), deleted (AFIS and double entry), deactivated and reactivated	7,619,417	215,883
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM
Outcome Indicator
1. Range of voter turnout	N / A	N / A
Output Indicators
1. Number of elections held (for years with election)	5	2
2. Number of command conferences / meetings / discussions conducted with election stakeholders / deputies / media	7	2
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM
Outcome Indicator
1. Increase in percentage of electoral protests resolved within an election cycle	58.02%	25.55%

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Output Indicators
1. Number of cases filed:
- Election protest case, election appeal case	163	25
- Special action case	125	100
- Special proceedings	30	100
- Election matter	113	0
- Special cases	12	0

2. Number of cases resolved:
- Election protest case, election appeal case	136	46
- Special action case	2,801	50
- Special proceedings	59	40
- Election matter	133	0
- Special cases	67	0

DECEMBER 28, 2020	OFFICIAL GAZETTE	351
OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Reduced incidence and impact of corruption and red tape

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Reduced incidence and impact of corruption and red tape
ANTI-CORRUPTION INVESTIGATION PROGRAM
Outcome Indicators
1. Percentage of completed fact-finding investigations and lifestyle checks resulting in the filing of criminal and / or administrative cases	8%	8.01%
2. Percentage of criminal and civil cases filed in court not resulting in quashal of information or outright dismissal of case	N / A	N / A
Output Indicators
1. Percentage of fact-finding investigations and lifestyle checks completed	20.50%	20.51%
2. Percentage of criminal and forfeiture cases investigated and resolved	40%	40.01%
3. Percentage of criminal and forfeiture cases investigated and resolved within a one-year period	17%	17.01%
ANTI-CORRUPTION ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of criminal and civil cases tried in court not resulting in an approved demurrer to evidence	12%	12.01%
2. Percentage of criminal and civil cases decided by the court resulting in conviction of at least 1 accused	25%	25.01%
3. Percentage of decisions in appealed administrative cases affirmed by the appellate courts	N / A	N / A
Output Indicators
1. Percentage of administrative cases adjudicated	40%	40.01%
2. Percentage of administrative cases adjudicated within a one-year period	16%	16.01%
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage of frontline service feedback with a rating of at least very satisfactory	75%	80.01%

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Output Indicator
1. Percentage of requests for assistance and grievances resolved or acted upon within the prescribed time	77%	77.01%
CORRUPTION PREVENTION PROGRAM
Outcome Indicator
1. Percentage of satisfied integrity promotion program beneficiaries	80%	80.01%
Output Indicators
1. Number of integrity assessments conducted or corruption diagnostics conducted	N / A	N / A
2. Number of integrity and anti-corruption advocates capacitated and mobilized	10,000	10,010

DECEMBER 28, 2020	OFFICIAL GAZETTE	353
COMMISSION ON HUMAN RIGHTS

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS (CHR)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

1.	Violations of human rights effectively addressed and remedied

2.	Human rights culture evolved and sustained

3.	Human rights mechanism strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Violations of human rights effectively addressed and remedied
HUMAN RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase on human rights violations resulting in victims access to remedies	57%	57%
2. Percentage of clients who are satisfied with the quality and timeliness of the delivery of protection services	90%	90%
Output Indicators
1. Percentage of human rights cases resolved within the prescribed period	76%	76%
2. Percentage of claims for financial assistance processed within the prescribed period	90%	90%
3 Percentage of investigated cases of human rights violations	20%	20%
4. Percentage of programmed visitations on jails / detention centers implemented	60%	66%
Human rights culture evolved and sustained
HUMAN RIGHTS PROMOTION PROGRAM
Outcome Indicator
1 Percentage of participants who passed the post training test	92%	92%
Output Indicators
1. Percentage of programmed trainings, education activities and information campaigns implemented	90%	90%
2. Percentage of programmed IEC materials developed and disseminated	92%	92%

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Human rights mechanism strengthened
HUMAN RIGHTS POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy issuances that have incorporated or used human rights policy issuances	10%	10%
Output Indicators
1. Number of programmed policy issuances submitted / released according to target	35	35
2. Percentage of treaty reports and human rights situationer reports issued / submitted on or before prescribed date	82%	82%

B. HUMAN BIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Establishment, restoration, preservation of the Memorial / Museum / Library / Compendium developed and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Establishment, restoration, preservation of the Memorial / Museum / Library / Compendium developed and sustained
HUMAN RIGHTS EDUCATION PROGRAM
Outcome Indicator
1. Percentage of visitors and patrons that rated the museum services as satisfactory or better		75%
Output Indicator
1. Percentage of programmed exhibitions, educational activities, websites, offsite shrines, trainings, and information campaigns implemented		70%

DECEMBER 28, 2020	OFFICIAL GAZETTE	355
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the dairy sector enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Growth and competitiveness of the dairy sector enhanced
DAIRY INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the gross income (milk revenue) of farmers from previous year	P414,303.17 (2019)	15%
2. Percentage of children with weight gains over the targeted number of children served with milk	2,085 children 2021 Target Beneficiaries	90%
Output Indicators
1. Number of dairy farmers / cooperatives trained	1,848 (2019)	1,000
2. Total dairy animals inventory accumulated through build-up of existing local animals and animal infusion in dairy areas	54,961 (2019)	71,594
3. Percentage increase in the number of children served in milk feeding program	10,239 children (2017-2019)	20% (2,085 children)
4. Volume of milk produced (million liters)	17.22 (2019)	24.74

A.2. NATIONAL FOOD AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Market efficiency improved

ORGANIZATIONAL OUTCOME

Food security for rice and com ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Food security for rice and com ensured

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BUFFER STOCKING PROGRAM
Outcome Indicator
1. Rate of compliance to the Strategic Rice Reserve at national level	100% (15 days)	100% (15 days)
Output Indicators
1. Volume of domestic palay procured (metric tons)	118,496	368,421
2. Percentage of total stored stocks maintained in good and consumable condition	98%	99%

A.3. PHILIPPINE COCONUT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in agriculture, forestry and fisheries expanded

ORGANIZATIONAL OUTCOME

Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Growth and Competitiveness of the Coconut and Oil Palm
Industry Enhanced
COCONUT INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of coconut farmers	P28,142.38	no data provided
2. Average nut yield of coconut palms per year (nuts/tree/year)	45	64
3. Increase in recovery rate	60%	no data provided
COCONUT ENTERPRISE DEVELOPMENT (COED) SUBPROGRAM
Output Indicators
1. Number of consolidated / federated KAANIB SCFOs / Cooperatives at the provincial level	40	no data provided
2. Number of KAANIB SCFOs / Cooperatives generating own revenue (village level)	242	no data provided
3. Number of agro industrial hubs established, maintained or operationalized	5	n/a
COCONUT PRODUCTIVITY ENHANCEMENT (CPE) SUBPROGRAM
Output Indicators
1. Number of coconut seedlings planted	19,829,512 (2016)	4,433,000
2. Survival percentage of coconut seedlings planted in the last three (3) years	85%	85%
3. Increase in area planted with coconut seeds (in hectares)	3,500,000 (2016)	31,000
COCONUT RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicators
1. Number of coconut product research conducted	5	2
2. Number of coconut product research completed	5	2

DECEMBER 28, 2020	OFFICIAL GAZETTE	357
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

OIL PALM INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of oil palm farmers (per hectare)	P50,000.00	no data provided
2. Percentage increase in yield of oil palm products	10T / ha	no data provided
OIL PALM PRODUCTIVITY ENHANCEMENT SUBPROGRAM
Output Indicator
1. Percentage of oil palms seedlings planted vis-a-vis total oil palm to be planted by the government	87,500 hectares	5.90%
OIL PALM RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicators
1. Number of oil palm product research conducted	4	n/a
2. Number of oil palm product research completed	2	n/a

A.4. PHILIPPINE CROP INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Financial risk protection for agricultural producers increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Financial risk protection for agricultural producers increased
CROP INSURANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of subsistence farmers and fisherfolks provided with agricultural insurance over total number of RSBSA-listed susbsitence farmers and fisherfolks	15% (2019)	20%
2. Level of insurance coverage on crops and non-crop agricultural assets (in Million pesos)	52,212.122 (2019)	52,212.122
Output Indicators
1. Number of RSBSA-listed subsistence farmers / fisherfolks covered/insured	1,630,000 (2019)	2,126,192
2. Percentage of available government premium subsidy (GPS) applied/ used up	100% (2019)	100%
3. Percentage of claims with complete documents settled the prescribed period	70% (2019)	100%

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A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fish ports and other post-harvest facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fish ports and other post-harvest facilities and services enhanced
FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of fish port / fishery infrastructure facilities and services rated as satisfactory or better	8	8
Output Indicators
1. Number of fish ports constructed / rehabilitated / improved	6	142
2. Percentage of fish port projects completed according to plan schedule	17%	100%

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Adoption of high-quality seeds of developed / released rice varieties and other technologies increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Adoption of high-quality seeds of developed / released rice varieties and other technologies increased
RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of farmers who adopted at least three rice and rice-based technologies in the project sites	0	100%

DECEMBER 28, 2020	OFFICIAL GAZETTE	359
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

2. Increase in palay yield in the project sites	4.91 t / ha in irrigated (2017 Dry Season)	1 t / ha in irrigated
	>3 t / ha in rainfed (2017 Dry Season)	0.5 t / ha in rainfed
3. Reduction in palay production cost	14.66 pesos / kg (2017 Dry Season)	10 pesos / kg
Output Indicators
1. Number of research projects implemented	114 (2017)	77
2. Percentage of research projects completed	I00% (new projects started in 2018)	100%
3. Number of farmers trained on rice production	582 (2017)	1,918

A.7. SUGAR REGULATORY ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the sugarcane industry sustained

PERFORIDCE INFOWTION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Growth and competitiveness of the sugarcane industry sustained
SUGARCANE INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase(Decrease) in MMT of Sugar produced	2.238	-0.014
2. Increase in yield of sugarcane farms (TC / Ha)	56.25	-0.65
Output Indicators
1. Number of block farms established organized or made operational	62	0
2. Number of scholarship beneficiaries funded
CHED	508	0
TESDA	800	0
SRA	60	0

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to electrification expanded
NATIONAL RURAL ELECTRIFICATION PROGRAM
Outcome indicator
1. Percentage increase of connections / identified potential consumers	89% potential connections	98% by 2021
Output indicator
1. No. of sitios completed and energized		1,085 sitios

B.2. NATIONAL POWER CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to electrification expanded
MISSIONARY ELECTRIFICATION PROGRAM
Outcome Indicators
1. Percentage increase in SPUG dependable capacity	10.88%
2. Percentage increase in transmission line length over the previous year	5.22%	5.87%
3. Percentage increase in substation capacity over the previous year	5.88%	18.37%
Output Indicators
1. Commissioned capacity additions completed (MW)	30.65	45.31
2. Transmission Lines (ckt-kms) completed	296.35	71.30
3. Substation Facilities (MVA) completed	20	45

C. DEPARTMENT OF FINANCE

C.1 PHILIPPINE TAX ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroecnomic environment sustained

DECEMBER 28, 2020	OFFICIAL GAZETTE	361
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel
SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of attendees monitored and evaluated	2,400	3,000
Output Indicators
1. No. of competenecy training program/ modules designed/ developed	30	50
2. Percentage of existing officials, personnel and local treasurers attended the seminar, workshops or training program	4,000	5,000
3. Percentage of newly hired employees of the revenue agencies and newly appointed treasurers passed the relevant basic course conducted	500	50

C.2 PHILIPPINE GUARANTEE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Capital and financial assistance to SMEs

ORGANIZATIONAL OUTCOME

Access to credit financing by export and priority sector entities increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to credit financing by export and priority sector entities increased
EXPORT GUARANTEE PROGRAM
Outcome Indicators
1. Value of risk assets in the credit portfolio	Php 7 Billion	Php 10.175 Billion
2. Number of jobs created through exports, investments, and SME development	1,229	1,787
3. Value of export currency receipts contributed	US $10.39 Million	US $15.11 Million
Output Indicators
1. Volume of Guarantees extended to SMEs	0	Php 175 Million
2. Volume of Guarantees extended to priority large enterprises	Php 7 Billion	Php 10 Billion

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D. DEPARTMENT OF HEALTH

D.1. LUNG CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable pulmonary health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to quality and affordable pulmonary health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	9%	not more than 5%
2. Treatment success rate	90%	90%
Output Indicators
1. Hospital acquired infection rate	5%	not more than 5%
2. Triage response rate	98%	100%
3. Percentage of indigents assisted to total patients served	58%	61%

D.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable renal health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to quality and affordable renal health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	92%	92%
Output Indicators
1. Hospital acquired infection rate	Less than 3%	Less than 3%
2. Triage response rate	Not less than 95%	Not less than 91%
3. Percentage of indigents assisted to total patients served	20%	27%

DECEMBER 28, 2020	OFFICIAL GAZETTE	363
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

D.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable tertiary pediatric health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to quality and affordable tertiary pediatric health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	not more than 5%	not more than 5%
2. Treatment success rate	not less than 95%	not less than 95%
Output Indicators
1. Hospital acquired infection rate	not more than 5%	not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients served	60%	72%
TRAINING AND RESEARCH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees who completed the program and passed certifying board exams	50%	60%
2. Percentage of completed medical research presented and published	78%	80%
Output Indicators
1. Number of accredited training program sustained	34	43
2. Percentage of government professionals trained in affiliations and observership training program	40%	54%
3. Percentage of research projects completed within proposed timeframe	100%	100%

D.4. PHILIPPINE HEALTH INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Financial risk protection improved

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Financial risk protection improved
NATIONAL HEALTH INSURANCE PROGRAM
Outcome Indicators
1. Percentage of Filipinos with PhilHealth coverage
(population coverage rate)	91%	100%
2. Percentage of indigent members hospitalized without out-of-pocket expenditures	63%	no data provided
Output Indicators
1. Number of indigent families and senior citizens covered	20,817,288	20,523,634
2. Percentage of indigent families and senior citizens covered	100%	100%
3. No. of financially incapable families provided NHIP entitlements	N/A	1,172,709

D.5. PHILIPPINE HEART CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable cardiovascular services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to quality and affordable cardiovascular services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	5.66%	4.32%
2. Treatment success rate	94%	97%
Output Indicators
1. Hospital acquired infection rate	2.20%	1.20%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	67%	78%

D.6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

DECEMBER 28, 2020	OFFICIAL GAZETTE	365
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved
TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage of researches adopted by the industry	100%	100%
2. Percentage of certified T&CM practitioners and accredited facilities available to the public	80%	95%
Output Indicators
1. Percentage of research projects completed within the last 3 years with results published in recognized journals or presented in local and international conferences	56%	80%
2. Percentage of research projects completed	100%	100%
3. Percentage of applications for certification of practitioners and accreditation of clinics and TAHC organizations acted upon within 15 days	100%	100%

E. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

E.1. NATIONAL HOME MORTGAGE FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to secure shelter financing of low income families improved
SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM
Outcome Indicators
1. Percent of households provided with adequate housing	8%	16.00%
Output Indicators
1. Total number of low-income families assisted	1,111	2,222
2. Amount of socialized housing loan receivables purchased from socialized housing originators	P500,000,000	P1,000,000,000
3. Value of funds generated to sustain funds for socialized housing programs through securitization of assets	P400,000,000	P800,000,000

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E.2. NATIONAL HOUSING AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate housing for low-income families provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Adequate housing for low-income families provided
COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM
Outcome Indicators
Sub-program 1: Lot Development and Provision of
Housing and Community Facilities Sub-program
1. Percentage decrease in number of homeless low-income families	8.60%	5.90%
2. Percentage of houses built which remained unoccupied	58%	20%
3. Collection efficiency rate	36%	50%
Output Indicators
Sob-Program 1 : Lot Development and Provision of Housing and Community Facilities Sob-program
1. Number of lots / house and lot packages / housing units constructed / provided	124,874	83,576
2. Percentage of lots / house and lot packages / housing units completed within time agreed upon with beneficiaries	90%	90%
3. Percentage of beneficiaries awarded with housing units who rated the lots / house and lot packages as satisfactory or better	89%	90%

F.3. SOCIAL HOUSING FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low-income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access to secure shelter financing of low-income families improved

DECEMBER 28, 2020	OFFICIAL GAZETTE	367
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

HIGH DENSITY HOUSING PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	4,285 ISFs	7,312 ISFs
2. Collection Efficiency Rate	76.60%	90%
Output Indicators
1. Total number of ISFs residing in danger areas provided with land tenure security and upgraded site	4,285 ISFs	1,958 ISFs (Phase II)
2. Amount of loans released to legally-organized associations of ISFs residing in danger areas	P1,659,540,913.80	P369,203,000
3. Projects completed and awarded to households during the year	3 out of 10 HDH projects	90% of FY 2019 taken out projects
4. Percentage of High Density Housing projects processed within turnaround time	90%	90%
COMMUNITY MORTGAGE PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	5,491 ISFs	N/A
2. Collection Efficiency Rate	76.56%	N/A
Output Indicators
1. Total number of ISFs provided with land tenure security and upgraded site	5,491 ISFs	N/.A
2. Amount of loans released to legally-organized associations of ISFs	P484,712,000	N/A
3. Percentage of projects processed within turnaround time	22%	N/A

F. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

F.1. LOCAL WATER UTILITIES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Access of Filipinos to adequate Level III water supply and sanitation system improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Access of Filipinos to adequate Level III water supply and sanitation system improved
WATER SUPPLY AND SANITATION PROGRAM
Outcome Indicators
1. Percentage of households in operational water district areas with direct access to level III potable water supply and sanitation	36.77% (2018)	40.45%
2. Percentage of local water districts eligible to grant Performance-Based Bonus	n/a	n/a

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3. Percentage of population with access to potable operational water supply and adequate sanitation in water district areas	36.77%	40.45%
Output Indicator
1. Number of water service connections installed	at least 5	6

G. DEPARTMENT OF TOURISM

G.1. TOURISM PROMOTIONS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Tourist arrivals and earnings/receipts increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS ((PIs))	BASELINE	2021 TARGETS
Tourist arrivals and earnings/receipts increased
INTERNATIONAL PROMOTIONS PROGRAM
Outcome Indicators
1. Number of tourist arrivals in TPB’s international market	5,175,214	N/A
Output Indicator
1. Number of TPB-organized/assisted international promotions events	9	N/A
2. Number of TPB-assisted projects/events (e.g. joint book promotions, booked events, won bids)	216	N/A
3. Number of seller participants in international promotions projects	435	N/A
DOMESTIC PROMOTIONS PROGRAM FY 2019 and 2020
Outcome Indicators
1. Number of tourist arrivals in TPB’s domestic market
Output Indicator
1. Number of TPB-organized domestic promotions and events	8	N/A
2. Number of seller participants in domestic promotions projects	160	N/A
MARKETING AND PROMOTION PROGRAM FY 2021
Outcome Indicator
1. Number of tourist arrivals in TPB’s international market	5,175,214	7,000,000
Output Indicator
1. No. of TPB-organized/assisted domestic and international promotion and events	17	44
2. No. of TPB assisted projects/events (e.g. joint book promotions, booked events, won bids)	85	85
3. No. of seller participants in domestic and international promotions projects	367	367

DECEMBER 28, 2020	OFFICIAL GAZETTE	369
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

H. DEPARTMENT OF TRADE AND INDUSTRY

H.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	25	47
2. Number of generated employment	300	1,500
3. Amount of generated investment	P25 Million	P35 Million
Output Indicators
1. Number of infrastructure projects started		3
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%
3. Number of infrastructure projects completed on schedule		1

H.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Increased Trade Promotion Activities

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Increased Trade Promotion Activities
EXPORT / TRADE PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in number of SMEs in Export Promotion activities	5% per annum	N/A
2. Percentage of returning SMEs in Signature Events	47%	47%
3. Percentage increase in the amount of potential export orders	5% per annum	N/A

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Output Indicators
1. Total export orders	US $336.00M	US $66.49M
2. Number of SMEs participating in Export Promotions	1,330	718
3. Number of Trade Buyers attending Export
Promotion Events	16,363	5,691
4. Number of Trade Buyers attending Export Promotion Events	N/A	2,684

H.3. SMALL BUSINESS CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased.

ORGANIZATIONAL OUTCOME

Sustainable MSMEs increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Sustainable MSMEs increased
PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM
Outcome Indicator
1. Number of provinces benefitted by the Program.	85	85
Output Indicators
1. Number of MSME beneficiaries	61,844	40,000
2. Pass-on rate by Microfinance Financing Institution	maximum of 30% per annum	maximum of 30% per annum

I. DEPARTMENT OF TRANSPORTATION

I.1. LIGHT RAIL TRANSIT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Improve Realibilty of LRT Systems

2.	Improve Business Process Efficiency

3.	Achieve Expertise on Railway Management and Sytems

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Safe, secure, responsive and reliable LRT services provided
SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM

DECEMBER 28, 2020	OFFICIAL GAZETTE	371
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Outcome Indicators
1. Optimal capacity in train systems achieved, in passengers per square meter (ppsm)	Line 2 = 4-5 ppsm	N/A (Due to required social distancing in the light of COVID-19 pandemic, train capacity will be considerably reduced, thus the optimal capacity will fall under zero)
2. Level of Service (LOS) / Service Quality in General	Line 2 = with Satisfactory Rating	Line 2 = with Satisfactory Rating

I.2. PHILIPPINE NATIONAL RAILWAYS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, reliable and efficient rail services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Safe, reliable and efficient rail services provided
RAILWAY SYSTEM MAINTENANCE PROGRAM
Outcome Indicators
1. Amount of rail-revenues generated	P278,097,282	P102,856,209
2. Percentage of the surveyed riding public who rated the rail services as satisfactory or better	n I a	50%
3. Derailment accidents	0	0
Output Indicators
1. Number of bridges repaired and / or rehabilitated	0	0
2. Percentage increase of passenger trips completed per schedule	98.58%	98.75%
3. Number of passenger ferried / accommodated by safe and more reliable train operation considering 75% load factor	21,829,307	15,273,618
4. Number of stations restored and / or renovated	0	0

J. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

J.1. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Sound, stable and supportive macroeconomic environment sustained

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GENERAL APPROPRIATIONS ACT, FY 2021

2.	Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Government policies and services, through the aid of policy research, improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Government policies and services, through the aid of policy research, improved
SOCIO-ECONOMIC POLICY RESEARCH PROGRAM
Outcome Indicator
1. Percentage of research projects completed within the last 3 years that has contributed to policy/ program formulation, implementation, and evaluation	50%	50%
Output Indicators
1. Number of research studies completed within the year	34	34
2. Percentage of research projects completed within the last 3 years submitted / presented to policymakers and/or cited in an internationally referred or PIDS recognized journal	100%	100%

K. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

K.1. INTERCONTINENTAL BROADCASTING CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded
General Management and Supervision
Outcome Indicators
1. Rate of news and public affairs programed increased	10 hours average/day	10% the previous year
Output Indicators
1. Audience Share (% Rating)	0.15%	2% from previous year
2. Transmission Coverage (% Signal Reach)	35%	38%

DECEMBER 28, 2020	OFFICIAL GAZETTE	373
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

K.2. PEOPLE’S TELEVISION NETWORK, INC.

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded
PTV MODERNIZATION PROGRAM
Outcome Indicators
1. Audience share increased by greater than 2% annually	3.125 M average viewers/day	N/A
2. Rate of news and public affairs program increased by greater than 10% annually	10 hrs average per day	10% increase
3. Number of TV materials produced and aired rated good or better	0	5
Output Indicators
1. Audience Share (% Rating)	6.6%	N/A
2. Transmission Coverage (% Signal Reach)	42%	42%
3. Number of articles posted on social/digital media	0	12
4. Number of TV materials produced and aired	0	12
5. PTV Brand and Program Development
a) Entries submitted to Award Giving Bodies	45	60
b) Airtime devoted to Government Programs, Projects and Activities	N/A	1,300 hours
6. Total number of TV broadcasting hours and percentage increase from previous year	N/A	6,154 hours or 17 hours per day (0%)

L. OTHER EXECUTIVE OFFICES

L.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Business located and operating within the economic zone increased

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ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	126	148
2. Number of generated employment	34,697	28,446
3. Amount of generated investment	P5.8 Billion	P6.44 Billion
Output Indicators
1. Number of infrastructure projects started	6	3
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	100%	100%
3. Number of infrastructure projects completed on schedule	6	3

L.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased
INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of generated employment	2,331	600
Output Indicators
1. Number of infrastructure projects started	3	1
2. Percentage of completion of infrastructure projects	43.33%	23%

L.3. CAGAYAN ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Business located and operating within the economic zone increased

DECEMBER 28, 2020	OFFICIAL GAZETTE	375
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	151	278
2. Number of generated employment	3,226	8,121
3. Amount of generated investment	P1,068 Million	P1,305.40 Million
Output Indicators
1. Number of infrastructure projects started		1
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%
3. Number of infrastructure projects completed on schedule		1

L.4. CREDIT INFORMATION CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

Credit Information System (CIS) ready for contribution and access

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Credit Information System (CIS) ready for contribution and access
General management and supervision
Outcome Indicator
1. Percentage of Financial Institutions or individual users who rated the credit reports as satisfactory or better	50%	75%
Output Indicator
1. Number of credit reports added to system and percentage over total	1,500,000	1,000,000

L.5. CULTURAL CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Promotion of Philippine Arts and Culture improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS

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Promotion of Philippine Arts and Culture improved
PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of audiences who patronized CCP shows / productions, trainings and workshops	461,621	470,000
2. Percentage increase in the number of audiences	2.32%	2%
3. Percentage of clients who rated the facilities as good or better	92%	90%
Output Indicators
1. Number of events held in a year	922	925
2. Percentage increase in the number of productions	3.7%	2%

L.6. DEVELOPMENT ACADEMY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Life long learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved
EDUCATION AND TRAINING PROGRAM
NGCESDP- Public Management Development Program (PMDP)
Outcome Indicators
1. Percentage contribution to the pool of trained successors to the CES positions	27%	N/A
2. Percentage of Re-entry Plans (REPs) institutionalized	78%	N/A
Output Indicators
1. Number of officers and senior technical personnel provided training / capacitated (intake)	121	245
2. Percentage of re-entry projects implemented	90%
3. Percentage of Re-entry Plans (REPs), Capstones Project Plans and Papers accepted by the panel	N/A	85%
Support to the Projects and Programs of the Productivity Development Program
Outcome Indicator
1. Percentage of “multiplier effect” activities implemented by grantees	18%	30%
Output Indicator
1. Number of international projects and hostings implemented Education and Training Capability Building seminar	17	15
Output Indicator
1. Number of trained participants	72	70

DECEMBER 28, 2020	OFFICIAL GAZETTE	377
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM
Center of Excellence on Public Sector Productivity
Outcome Indicator
1. Percentage of Government Management Division personnel trained on PSP	N/A	0
Output Indicators
1. Number of local and international specialists trained (including the individuals trained on PSP courses)	75	75
2. Number of capability development project on PSP related topics implemented	4	8
3. Number of researches on public sector productivity issues completed (including researches under HNGPMIRS-Phase VI and MGR)	N/A	1
4. Number of agencies that participated in PSP courses/training workshop	N/A	0
5. Number of PSP resources developed	N/A	0
6. Number of agencies participated in the InnoLab program	N/A	20
Harmonization of National Government Performance Monitoring, Information and Reporting System (Phase VI)
Outcome Indicator
1. Average Compliance rate to Good Governance condition	84%	90%
Output Indicators
1. Number of agencies provided assistance in complying with PBB requirements	307	307
2. Number of research studies conducted	1	1
3. Participation rate of agencies	99%	100%
4. Percentage of agencies identified by Inter-Agency Task Force (IATF) assisted by the A025 TWG and Secretariat	100%	75%%
5. Percentage of final eligibility assessment of agencies for PBB cycle issued within the IATF prescribed time frame	75%	75%
Modernizing Government Regulations Program
Output Indicators
1. Percentage of unnecessary documents identified relative to required documents	N/A	6%
2. Draft policies on regulatory improvement	N/A	1
Output Indicators
1. Number of regulatory agencies covered	45	25
2. Number of industries covered	5	5
3. Number of participants trained	426	520
Government Quality Management Program
Outcome Indicator
1. Percentage of agencies provided with technical guidance certifiable to ISO	N/A	80%
Output Indicators
1. Number of agencies provided with technical guidance on the development and implementation of QMS	45	10
2. Number of streamlined processes	3	0
3. Number of publications	3	2
4. Number of research studies conducted	N/A	0
5. Number of agencies covered on 55 good housekeeping	15	25
6. Number of proposed policy issuance on the adoption of Quality Work Standards	N/A	1
7. Whole of government satisfaction survey CSS-Citizen Satisfaction Survey BSS-Business Satisfaction Survey	N/A	1 (Biz Sat)
8. Number of proposed policy issuance on the adoption of Service Quality Standards (SOS)	1	0
9. Number of service quality standards developed	10	10
10. Number of agencies capacitated on innovation laboratory	2	3
11. Number of agencies participating in government best practice recognition	19	30
12. Number of best practice conference/forum conducted	1	1

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GENERAL APPROPRIATIONS ACT, FY 2021

13. Number of quality improvements approaches introduced	5	3
14. Number of participants trained in QMS	900	400
Establishing the Development Academy of the Philippines Center of Excellence for Data Science and Analytics**
Output Indicators
1. Number of data project/research conducted	N/A	1
2. Number of certification trainings conducted	N/A	1
3. Number of fellowship program conducted	N/A	0
4. Number of public servant/participants trained	N/A	10
Research Programs of the Graduate School of Public and Development Management and Research on Sustainable Development Goals and Future Thinking**
Outcome Indicators
1. Number of strategic research utilized by clients or stakeholders	N/A	6
2. Number of research published	N/A	6
Output Indicators
1. No. of research outputs produced/completed	N/A	6
2. No. of working papers published	N/A	5
3. No. of cascading activities conducted	N/A	2
4. No. of participants to cascading activities	N/A	200

*	Congress-Introduced Increase in Appropriations in FY 2019
**	Congress-Introduced Increase in Appropriations in FY 2020

L.7. NATIONAL IRRIGATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Access to economic opportunities in industry by small farmers and fisherfolk increased

2.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Irrigation facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Irrigation facilities and services enhanced
IRRIGATION SYSTEMS RESTORATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of farmer beneficiaries with increased productivity (average yield / hectare)	20.00%	1.01%
2. Percentage increase in the average cropping intensity:
a. National Irrigation Systems		0.00%
b. Communal Irrigation Systems		1.00%
Output Indicators
1. Number of hectares irrigated in all cropping season
a. National Irrigation Systems	1,135,747	1,399,707
b. Communal Irrigation Systems	1,149,164	903,874
2. Number of hectares in irrigation systems restored	13,030	6,569

DECEMBER 28, 2020	OFFICIAL GAZETTE	379
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. Kilometers of canal network repaired / rehabilitated with and without canal lining	459.98	318

IRRIGATION SYSTEMS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase of new service area developed	0.99%	1.01%
2. Percentage increase in the number of farmer beneficiaries	1.70%	1.00%
Output Indicators
1. Number of hectares of new service areas developed	16,562	28,164
2. Kilometer of new canals completed ready for irrigation water services	151.53	354

L.8. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Life long learning opportunities for all ensured

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Support for researches and scholarships of UPSE sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Support for researches and scholarships of UPSE sustained
TEACHING AND RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate students and faculty who were supported and completed their scholarships on time	50% (2017)	50%
2. Number of research outputs in the last 3 years utilized by industry or by other beneficiaries	12 (2017)	9
Output Indicators
1. Number of graduate students and faculty who availed of fellowship grants	42 (2017)	39
2. Number of faculty research outputs completed within the year	12 (2017)	7
3. Percentage of research outputs presented in internationally referred or UP recognized journal in the last 3 years	10% (2017)	10%

L.9. PHILIPPINE POSTAL CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

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GENERAL APPROPRIATIONS ACT, FY 2021

ORGANIZATIONAL OUTCOME

Efficient and on-time delivery of communications, goods and payment services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Efficient and on-time delivery of communications, goods and payment services enhanced
POSTAL SERVICE PROGRAM
Outcome Indicator
1. Volume of franked mails posted	8,867,540	10,661,617
Output Indicator
1. Percentage increase of revenues from last year	P3.6M (2018)	( 19.7%)
	P4.3M (2019)

L.10. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Developmental projects for the improvement of Southern Philippines sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Developmental projects for the improvement of Southern Philippines sustained
General management and supervision
Outcome Indicator
1. Income generated by SPDA from existing projects	P1.123 Million	P23.543 Million
Output Indicator
1. Number of jobs generated from existing projects	16	523

L.11. SUBIC BAY METROPOLITAN AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

DECEMBER 28, 2020	OFFICIAL GAZETTE	381
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Jobs generated within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of generated employment	119,516	132,000
Output Indicators
1. Amount of income from operations	P3,251,070,782	P3,027,407,886
2. Number of projects started		5
3. Percentage of projects implemented in accordance with the contract		39%

L.l2. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	30	43
2. Number of generated employment	1,532	1,131
3. Amount of generated investment	P1,504 Million	P2,778.8 Million
Output Indicators
1. Number of infrastructure projects started	2	9
2. Percentage of infrastructure projects implemented in accordance with plans and specification	100%	100%
3. Number of infrastructure projects completed on schedule	4	9

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GENERAL APPROPRIATIONS ACT, FY 2021

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

1.	Ecological, safe and efficient solid waste disposal and management ensured

2.	Safe and smooth flow of traffic in Metro Manila thoroughfares assured

3.	Flood mitigation assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2021 TARGETS
Ecological, safe and efficient solid waste disposal and management ensured
METROPOLITAN Manila SOLID WASTE MANAGEMENT PROGRAM
Outcome Indicators
1. Available capacity of current landfill space	Available space for the next 10 yrs	Available space for the next 10 yrs
2. Percentage of solid waste diverted as a result of recycling activities of LGUs	57% diversion rate	64% diversion rate
3. Percentage compliance of landfills of ECC requirements and other environmental regulations	100%	100%
Output Indicators
1. Percentage of daily reports on sanitary landfills filed	100%	100%
2. Monitoring and Inspection of Sanitary Landfill in compliance with RA No. 9003	Quarterly monitoring	Twice a month monitoring
3. Number of information, education campaign on solid waste management conducted	240 seminars	240 seminars

Safe and smooth flow of traffic in Metro Manila thoroughfares assured

METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM
Outcome Indicators
1. Decrease in average travel time along major thoroughfares	2.44 mins / km	2.44 mins / km
2. Average time to resolve traffic obstruction along Metro Manila major thoroughfares	15 mins	15 mins
3. Percentage decrease of corruption reported in traffic operations	1.23% (29 traffic enforcers with cases out of 2,363 traffic enforcers in 2018)	20% reduction
Output Indicators
1. Percentage of traffic obstructions/accident reports responded to within fifteen (15) minutes	100%	100%
2. Number and percentage of traffic constables deployed at designated major intersections and thoroughfares at all times	90% (2,363 traffic constables)	100% (2,300 traffic constables)
3. Percentage of reliability of traffic signal lights, countdown timers and CCTVs	97%	97%

DECEMBER 28, 2020	OFFICIAL GAZETTE	383
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Flood mitigation assured

METROPOLITAN MANILA FLOOD CONTROL PROGRAM
Outcome Indicators
1. Time of flood water subsidence (for rainfall intensity of less than 40mm/hr)	within 15 mins	within 15 mins
2. Percentage decrease in flooded areas	40%	12%
Output Indicators
1. Percentage reliability of all pumping stations and Effective Flood Control Operation System	100%	100%
2. Percentage of waterways and drainage systems declogged and desilted	100%	100%
3. Projects completed within the contract time	100%	100%

384	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

I. CONGRESS OF THE PHILIPPINES

A. Senate

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
President of the Senate	1	3,836
Senator	23	74,001
Secretary of the Senate	1	3,217
Sergeant-At-Arms IV	1	2,186
Deputy Secretary of the Senate	3	6,558
Director VI	6	13,116
Director V	8	15,480
Legislative Staff Head	28	54,174
Director IV	15	25,681
Head Executive Assistant	48	72,730
Director III	73	110,600
Director II	36	48,276
Director I	52	61,705

Total Key Positions	295	491,560

Other Positions
Administrative	3	959
Support to Technical	1,893	1,015,259
Technical	10	6,192

Total Other Positions	1,906	1,022,410

For the Difference Between the Authorized and Actual Salaries		62,307

Total Permanent Positions	2,201	1,576,277

Total Permanent Filled Positions	1,928	1,429,234

A.1. Senate Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the Senate Electoral Tribunal	1	2,186
Deputy Secretary of the Senate Electoral Tribunal	1	1,935
Director IV	1	1,712
Director III	16	24,240

Total Key Positions	19	30,073

DECEMBER 28, 2020	OFFICIAL GAZETTE	385
STAFFING SUMMARY, CONGRESS

Other Positions
Support to Technical	132	81,938
Technical	5	3,197

Total Other Positions	137	85,135

For the Difference Between the Authorized and Actual Salaries		516

Total Permanent Positions	156	115,724

Total Permanent Filled Positions	99	68,892

B. Commission on Appointments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the Commission on Appointments	1	3,217
Sergeant-At-Arms IV	1	2,186
Deputy Secretary of the Commission on Appointments	4	8,744
Legislative Staff Head	26	50,310
Director III	9	13,635

Total Key Positions	41	78,092

Other Positions
Support to Technical	245	138,273
Technical	4	3,534

Total Other Positions	249	141,807

For the Difference Between the Authorized and Actual Salaries		8,564

Total Permanent Positions	290	228,463

Total Permanent Filled Positions	242	199,672

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GENERAL APPROPRIATIONS ACT, FY 2021

C. House of Representatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Speaker of the House of Representatives	1	3,836
Member of the House of Representatives	309	994,192
Secretary-General of the House of Representatives	1	3,217
Sergeant-At-Arms IV	1	2,186
Deputy Secretary-General of the House of Representatives	11	24,048
Director V	19	36,765
Director IV	12	20,544
Director III	1	1,515
Director II	79	105,938
Chief Political Affairs Officer	310	415,680
Supervising Legislative Staff Officer III	2	2,374

Total Key Positions	746	1,610,295

Other Positions
Administrative	10	2,073
Support to Technical	3,186	1,465,913
Technical	256	251,366

Total Other Positions	3,452	1,719,352

For the difference between the Authorized and Actual Salaries		290,300

Total Permanent Positions	4,198	3,619,947

Total Permanent Filled Positions	3,841	3,329,396

C.1. House of Representatives Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the House Electoral Tribunal	1	2,186
Deputy Secretary of the House Electoral Tribunal	1	1,935
Director IV	1	1,712
Director III	1	1,515
Attorney VI	5	6,705
Director II	16	21,455
Supervising Legislative Staff Officer II	1	1,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	387
STAFFING SUMMARY, CONGRESS

Total Key Positions	26	36,549

Other Positions
Support to Technical	167	78,106

Total Other Positions	167	78,106

For the Difference Between the Authorized and Actual Salaries		2,518

Total Permanent Positions	193	117,173

Total Permanent Filled Positions	115	77,088

388	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

II. OFFICE OF THE PRESIDENT

A. The President’s Offices

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
President of the Philippines	1	4,843
Executive Secretary	1	3,217
Presidential Spokesman	1	3,217
Presidential Assistant II	4	12,870
Commissioner III	2	4,373
Presidential Assistant I	11	24,049
Deputy Executive Secretary	4	8,744
Executive Director IV	1	1,935
Director V	1	1,935
Assistant Executive Secretary	8	15,480
Director IV	28	47,937
Deputy Executive Director IV	1	1,712
Director III	23	34,845
Director II	4	5,364
Attorney VI	9	12,068
Director I	1	1,187
Presidential Staff Officer VI	41	42,681
Internal Auditor V	3	3,123
Infuriation Technology Officer III	3	3,123
Engineer V	2	2,082
Chief Accountant	1	1,041
Architect V	1	1,041

Total Key Positions	151	236,867

Other Positions
Administrative	575	134,973
Support to Technical	21	11,718
Technical	510	260,140

Total Other Positions	1,106	406,831

For the difference between the Authorized and Actual Salaries		11,792

Total Permanent Positions	1,257	655,490

Total Permanent Filled Positions	827	434,440

DECEMBER 28, 2020	OFFICIAL GAZETTE	389
STAFFING SUMMARY, OFFICE OF THE VICE-PRESIDENT

III. OFFICE OF TIE VICE-PRESIDENT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Vice-President of the Philippines	1	3,836
Chief of Staff (OVP)	1	2,186
Assistant Chief of Staff (OVP)	1	1,935
Director IV	2	3,424
Chief Administrative Officer	2	2,082
Information Technology Officer III	1	1,041
Chief Accountant	1	1,041
Vice Presidential Staff Officer VI	6	6,246
Internal Auditor V	1	1,041

Total Key Positions	16	22,832

Other Positions
Administrative	65	26,961
Support to Technical	5	3,077
Technical	92	47,282

Total Other Positions	162	17,320

For the difference between the Authorized and Actual Salaries		830

Total Permanent Positions	178	100,982

Total Permanent Filled Positions	117	73,257

390	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

IV. DEPARTMENT OF AGRARIAN REFORM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Department Secretary	1	3,217
Department Undersecretary	6	13,118
Board Member III	3	5,804
Department Assistant Secretary	4	7,739
Executive Director III	1	1,712
Regional Agrarian Reform Adjudicator	15	25,683
Director IV	27	46,227
Provincial Agrarian Reform Adjudicator	57	86,367
Head Executive Assistant	1	1,515
Director III	27	40,910
Provincial Agrarian Reform Program Officer II	74	99,227
Attorney VI	1	1,341
Provincial Agrarian Reform Program Officer I	51	60,519
Attorney V	96	113,951
Chief Accountant	1	1,041
Project Development Officer V	2	2,082
Planning Officer V	2	2,082
Internal Auditor V	1	1,041
Information Technology Officer III	2	2,082
Information Officer V	1	1,041
Chief Agrarian Reform Program Officer	171	178,011
Chief Administrative Officer	90	93,690
Municipal Agrarian Reform Program Officer	33	21,483

Total key Positions	667	809,883

Other Positions
Administrative	1,406	357,211
Support to Technical	924	352,827
Technical	7,212	2,623,622

Total Other Positions	9,542	3,333,660

For the difference between the Authorized and Actual Salaries		79,072

Total Permanent Positions	10,209	4,222,615

Total Permanent Filled Positions	8,383	3,444,253

DECEMBER 28, 2020	OFFICIAL GAZETTE	391
STAFFING SUMMARY, DA

V. DEPARTMENT OF AGRICULTURE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Department Secretary	1	3,217
Department Undersecretary	7	15,304
Department Assistant Secretary	6	11,609
Director IV	32	54,784
Project manager III	1	1,515
Director III	36	54,540
Head Executive Assistant	1	1,515
Provincial Agricultural Officer	1	1,341
Director II	1	1,341
Attorney V	2	2,374
Chief Administrative Officer	24	24,984
Chief Accountant	1	1,041
Project Evaluation Officer V	10	10,410
Chief Agriculturist	51	53,091
Project Development Officer V	2	2,082
Chemist V	1	1,041
Agricultural Center Chief IV	14	14,574
Information Technology Officer III	4	4,164
Information Officer V	3	3,123
Engineer V	20	20,820
market Specialist V	1	1,041
Planning Officer V	3	3,123
Development management Officer V	15	15,615
Chief Science Research Specialist	20	20,820
Training Center Superintendent II	16	16,655
Veterinarian V	3	3,123
Chief Foreign Affairs Research Specialist	1	1,041

Total Key Positions	277	344,288

Other Positions
Administrative	1,926	508,803
Support to Technical	724	275,396
Technical	5,931	2,365,821

Total Other Positions	8,581	3,150,020

For the difference between the Authorized and Actual Salaries		41,285

Total Permanent Positions	8,858	3,535,593

Total Permanent Filled Positions	6,253	2,605,177

392	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

B. Agricultural Credit Policy Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director IV	1	1,935
Deputy Executive Director IV	1	1,712
Director II	6	8,046
Information Technology Officer III	1	1,041
Financial Analyst V	2	2,082
Planning Officer V	1	1,041
Project Evaluation Officer V	2	2,082
Project Development Officer V	1	1,041
Chief Administrative Officer	2	2,082

Total key Positions	17	21,062

Other Positions

Administrative	9	2,739
Technical	13	7,077

Total Other Positions	22	9,816

For the difference between the Authorized and Actual Salaries		1,321

Total Permanent Positions	39	32,199

Total Permanent Filled Positions	35	29,044

C. Bureau of Fisheries and Aquatic Resources

STAFFING SUMMARY

(Amount, In Thousands Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director Ill	1	1,515
Director II	15	20,115
Attorney V	1	1,187
Chief Fishing Regulations Officer	2	2,082
Marked Specialist V	1	1,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	393
STAFFING SUMMARY, DA

Chief Agriculturist	12	12,492
Planning Officer V	1	1,041

Total Key Positions	34	41,185

Other Positions

Administrative	306	74,860
Support to Technical	17	9,043
Technical	1,821	673,964

Total Other Positions	2,144	757,867

For the difference between the Authorized and Actual Salaries		7,989

Total Permanent Positions	2,178	807,041

Total Permanent Filled Positions	1,563	582,069

D. Fertilizer and Pesticide Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Chemist V	1	1,041
Chief Agriculturist	2	2,082
Planning Officer V	1	1,041
Chief Administrative officer	1	1,041

Total Key Positions	8	9,947

Other Positions

Administrative	23	7,228
Support to Technical	1	524
Technical	137	63,139

Total Other Positions	161	70,891

For the difference between the Authorized and Actual Salaries		914

Total Permanent Positions	169	81,752

Total Permanent Filled Positions	146	71,809

394	OFFICIAL GAZETTE	VOL. 116, NO. 52
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E. National Fisheries Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,935
Chief Science Research Specialist	5	5,205
Planning Officer V	1	1,041
Training Specialist V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	9	10,263

Other Positions
Administrative	16	4,391
Technical	81	37,172

Total Other Positions	97	41,563

For the difference between the Authorized and Actual Salaries		950

Total Permanent Positions	106	52,776

Total Permanent Filled Positions	53	23,781

F. National Meat Inspection Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Director II	16	21,454
Planning Officer V	1	1,041
Chief Meat Control officer	5	5,205
Chief Administrative officer	1	1,041

Total Key Positions	25	31,968

Other Positions

Administrative	16	6,682
Support to Technical	2	1,104
Technical	319	125,224

Total Other Positions	337	133,010

For the difference between the Authorized and Actual Salaries		5,658

Total Permanent Positions	362	170,636

Total Permanent Filled Positions	290	139,567

DECEMBER 28, 2020	OFFICIAL GAZETTE	395
STAFFING SUMMARY, DA

G. Philippine Carabao Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Agricultural Center Chief IV	12	12,492
Information Officer V	1	1,041
Project Development Officer V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	17	18,842

Other Positions

Administrative	18	6,027
Support to Technical	10	4,996
Technical	169	65,697

Total Other Positions	197	76,720

For the difference between the Authorized and Actual Salaries		2,664

Total Permanent Positions	214	98,226

Total Permanent Filled Positions	188	83,792

H. Philippine Center for Post-harvest Development and Mechanization

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Director I	3	3,560
Planning Officer V	1	1,041
Chief Science Research Specialist	8	8,328
Chief Administrative Officer	2	2,082

Total Key Positions	16	18,238

Other Positions

Administrative	45	14,926
Support to Technical	8	3,816
Technical	68	32,276

Total Other Positions	121	51,018

396	OFFICIAL GAZETTE	VOL. 116, NO. 52
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For the difference between the Authorized and Actual Salaries		3,881

Total Permanent Positions	137	73,137

Total Permanent Filled Positions	116	61,340

I. Philippine Council for Agriculture and Fisheries

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	2	3,424
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Planning Officer V	1	1,041
Development Management Officer V	2	2,082

Total Key Positions	7	9,103

Other Positions

Administrative	47	12,819
Support to Technical	10	3,483
Technical	68	31,129

Total Other Positions	125	47,431

For the difference between the Authorized and Actual Salaries		1,088

Total Permanent Positions	132	57,622

Total Permanent Filled Positions	101	44,790

J. Philippine Fiber Industry Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Director II	9	12,069
Chief Science Research Specialist	1	1,041
Chief Fiber Development Officer	3	3,123
Planning Officer V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	17	21,542

DECEMBER 28, 2020	OFFICIAL GAZETTE	397
STAFFING SUMMARY, DA

Other Positions

Administrative	77	22,838
Support to Technical	29	11,322
Technical	286	109,485

Total Other Positions	392	143,645

For the difference between the Authorized and Actual Salaries		3,463

Total Permanent Positions	409	168,650

Total Permanent Filled Positions	348	142,917

398	OFFICIAL GAZETTE	VOL. 116, NO. 52
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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	6	13,118
Department Assistant Secretary	6	11,609
Director IV	35	59,920
Director III	30	45,450
Attorney VI	4	5,364
Chief Accountant	1	1,041
Planning Officer V	3	3,123
Internal Auditor V	2	2,082
Information Technology Officer III	4	4,164
Information Officer V	1	1,041
Chief Budget and Management Specialist	85	88,485
Training Specialist V	2	2,082
Chief Administrative Officer	12	12,492

Total Key Positions	192	253,188

Other Positions

Administrative	322	124,084
Support to Technical	89	34,346
Technical	676	340,849

Total Other Positions	1,087	499,279

For the difference between the Authorized and Actual Salaries		9,707

Total Permanent Positions	1,279	762,174

Total Permanent Filled Positions	940	553,891

B. Government Procurement Policy Board - Technical Support Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,186
Deputy Executive Director IV	2	3,424
Attorney V	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	5	7,838

DECEMBER 28, 2020	OFFICIAL GAZETTE	399
STAFFING SUMMARY, DBM

Other Positions

Administrative	17	8,109
Support to Technical	5	2,675
Technical	65	41,876

Total Other Positions	87	52,660

For the difference between the Authorized and Actual Salaries		138

Total Permanent Positions	92	60,636

Total Permanent Filled Positions	49	31,095

400	OFFICIAL GAZETTE	VOL. 116, NO. 52
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VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	7	15,304
Department Assistant Secretary	5	9,674
Director IV	34	58,208
Executive Director II	2	3,030
Head Executive Assistant	1	1,515
Director III	27	40,905
Schools Division Superintendent	213	285,633
Attorney V	2	2,374
Assistant Schools Division Superintendent	254	301,463
Vocational School Superintendent I	1	1,187
Chief Education Program Specialist	10	10,410
Chief Administrative Officer	43	44,763
Chief Education Supervisor	516	537,156
Chief Accountant	1	1,041
Project Development Officer V	12	12,492
Planning Officer V	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	3	3,123
Engineer V	1	1,041
Teachers’ Camp Superintendent	1	1,041
Chief Health Program Officer	1	1,041
Vocational School Administrator II	3	2,769
Vocational School Administrator I	3	2,463

Total Key Positions	1,144	1,342,973

Other Positions

Administrative	36,446	8,887,572
Support to Technical	2,661	1,033,467
Technical	936,269	313,845,849

Total Other Positions	975,376	323,766,888

For the difference between the Authorized and Actual Salaries		5,046,745

Total Permanent Positions	976,520	330,156,606

Total Permanent Filled Positions	932,740	314,407,962

DECEMBER 28, 2020	OFFICIAL GAZETTE	401
STAFFING SUMMARY, DEPED

B. Early Childhood Care and Development Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	3,217
Executive Director V	1	2,186
Deputy Executive Director IV	1	1,712

Total Key Positions	3	7,115

Total Permanent Positions	3	7,115

Total Permanent Filled Positions	1	2,186

C. National Book Development Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Director I	2	2,373
Project Development Officer V	4	4,164
Chief Administrative Officer	1	1,041
Board Secretary V	1	1,041
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	9

Total Key Positions	10	11,846

Other Positions

Administrative	31	9,521
Support to Technical	8	4,860
Technical	30	14,941

Total Other Positions	69	29,322

For the difference between the Authorized and Actual Salaries		256

Total Permanent Positions	79	41,424

Total Permanent Filled Positions	32	17,399

402	OFFICIAL GAZETTE	VOL. 116, NO. 52
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D. National Council for Children’s Television

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712

Total Key Positions	1	1,712

Other Positions

Administrative	6	2,334
Technical	6	2,362

Total Other Positions	12	4,696

For the difference between the Authorized and Actual Salaries
Total Permanent Positions	13	6,408

Total Permanent Filled Positions	5	3,384

E. National Museum of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Museum Director-General	1	2,186
National Museum Deputy Director-General	2	3,870
Chief Administrative Officer	10	10,410
Museum Curator II	8	8,328

Total Key Positions	21	24,794

Other Positions

Administrative	243	68,756
Support to Technical	19	5,999
Technical	285	109,928

Total Other Positions	547	184,683

For the difference between the Authorized and Actual Salaries		1,274

Total Permanent Positions	568	210,751

Total Permanent Filled Positions	380	134,391

DECEMBER 28, 2020	OFFICIAL GAZETTE	403
STAFFING SUMMARY, DEPED

F. Philippine High School for the Arts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	3	4,268

Other Positions

Administrative	25	6,281
Support to Technical	3	1,025
Technical	34	16,807

Total Other Positions	62	24,113

For the difference between the Authorized and Actual Salaries		117

Total Permanent Positions	65	28,498

Total Permanent Filled Positions	53	22,384

404	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

VIII. STATE UNIVERSITIES AND COLLEGES

A. University of the Philippines System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

UP President	1	3,217
UP Executive Vice-President	1	2,186
UP Vice-President	4	7,740
University Secretary II	1	1,935
Chancellor II	6	11,610
Chancellor I	15	25,681
Director IV	2	3,424
Executive Director III	1	1,712
Director III	1	1,515
Director II	20	26,820
Director I	19	22,553
Attorney V	2	2,374
Medical Officer V	1	1,187
Chief Accountant	5	5,205
Social Welfare Officer V	1	1,041
Architect V	2	2,082
Records Officer V	1	1,041
Project Development Officer V	1	1,041
Pharmacist VI	1	1,041
Nutritionist-Dietitian VI	1	1,041
Information Technology Officer III	2	2,082
Guidance Services Specialist V	1	1,041
Engineer V	3	3,123
College Librarian V	4	4,164
College Business Manager IV	4	4,164
Registrar V	4	4,164
Chief Scholarship Affairs Officer	1	1,041
Special Police Chief	2	2,082
Chief Administrative Officer	30	31,230

Total Key Positions	137	177,537

Other Positions
Administrative	4,478	1,135,721
Support to Technical	4,375	1,647,012
Technical	5,376	6,828,914

Total Other Positions	14,229	9,611,647

For the difference between the Authorized and Actual Salaries		412,508

Total Permanent Positions	14,366	10,201,692

Total Permanent Filled Positions	13,013	9,561,774

DECEMBER 28, 2020	OFFICIAL GAZETTE	405
STAFFING SUMMARY, SUCS

B. NATIONAL CAPITAL REGION

B.1 Eulogio ‘Amang’ Rodriguez Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
SUC Vice-President II	1	1,341
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,135

Other Positions

Administrative	50	13,365
Support to Technical	16	6,238
Technical	337	143,943

Total Other Positions	403	163,546

For the difference between the Authorized and Actual Salaries		1,424

Total Permanent Positions	407	170,105

Total Permanent Filled Positions	323	129,952

B.2 Marikina Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515

Total Key Positions	1	1,515

Other Positions
Administrative	45	8,355
Support to Technical	21	7,534
Technical	195	78,084

Total Other Positions	261	93,973

For the difference between the Authorized and Actual Salaries		839

Total Permanent Positions	262	96,327

406	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Filled Positions	220	78,567

B.3 Philippine Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President III	2	3,030
Chief Administrative Officer	2	2,082

Total Key Positions	5	7,047

Other Positions

Administrative	9	6,971
Support to Technical	1	821
Technical	600	366,650

Total Other Positions	610	374,442

For the difference between the Authorized and Actual Salaries		4,069

Total Permanent Positions	615	385,558

Total Permanent Filled Positions	536	310,363

B.4 Philippine State College of Aeronautics

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515
SUC Vice-President I	1	1,187
Director I	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	4	4,930

Other Positions

Administrative	50	12,772
Support to Technical	13	5,469
Technical	181	83,627

Total Other Positions	244	101,868

DECEMBER 28, 2020	OFFICIAL GAZETTE	407
STAFFING SUMMARY, SUCS

For the difference between the Authorized and Actual Salaries		793

Total Permanent Positions	248	107,591

Total Permanent Filled Positions	211	87,202

B.5 Polytechnic University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President II	2	2,682
Attorney V	1	1,187
Medical Officer V	2	2,373
Registrar V	1	1,041
Chief Administrative Officer	5	5,205

Total Key Positions	12	14,674

Other Positions

Administrative	422	90,253
Support to Technical	96	40,292
Technical	1,537	861,686

Total Other Positions	2,055	992,231

For the difference between the Authorized and Actual Salaries		14,471

Total Permanent Positions	2,067	1,021,376

Total Permanent filled Positions	1,797	899,034

B.6 Rizal Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President II	2	2,682
Chief Administrative Officer	1	1,041

Total Key Positions	4	5,658

408	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions
Administrative	86	20,415
Support to Technical	15	6,646
Technical	525	262,449

Total Other Positions	626	289,510

For the difference between the Authorized and Actual Salaries		1,582

Total Permanent Positions	630	296,750

Total Permanent Filled Positions	458	205,325

B.7 Technological University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	2	3,424
Director II	2	2,682
Chief Administrative Officer	5	5,205

Total Key Positions	10	13,497

Other Positions

Administrative	227	61,267
Support to Technical	65	25,876
Technical	179	429,960

Total Other Positions	1,071	517,103

For the difference between the Authorized and Actual Salaries		6,638

Total Permanent Positions	1,081	537,238

Total Permanent Filled Positions	858	397,621

C. REGION I - ILOCOS

C.1 Don Mariano Marcos Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	409
STAFFING SUMMARY, SUCS

SUC President IV	1	2,186
SUC Vice-President IV	1	1,712
Director IV	1	1,712
Chief Administrative Officer	3	3,123

Total Key Positions	6	8,733

Other Positions

Administrative	329	79,846
Support to Technical	134	32,989
Technical	921	573,754

Total Other Positions	1,384	636,589

For the difference between the Authorized and Actual Salaries		8,585

Total Permanent Positions	1,390	703,907

Total Permanent Filled Positions	1,220	546,092

C.2 Ilocos Sur Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935

Total Key Positions	1	1,935

Other Positions

Administrative	115	26,736
Support to Technical	14	5,058
Technical	261	127,295

Total Other Positions	390	159,089

For the difference between the Authorized and Actual Salaries		629

Total Permanent Positions	391	161,653

Total Permanent Filled Positions	350	142,369

C.3 Mariano Marcos State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

410	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	2	3,424
Chief Administrative Officer	2	2,082

Total Key Positions	5	7,692

Other Positions

Administrative	265	63,867
Support to Technical	88	23,402
Technical	605	386,318

Total Other Positions	958	473,587

For the difference between the Authorized and Actual Salaries		2,252

Total Permanent Positions	963	483,531

Total Permanent Filled Positions	709	315,008

C.4 North Luzon Philippines State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Administrative	14	3,106
Support to Technical	4	1,372
Technical	82	35,437

Total Other Positions	100	39,915

For the difference between the Authorized and Actual Salaries		269

Total Permanent Positions	102	42,740

Total Permanent Filled Positions	98	40,939

C.5 Pangasinan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)

DECEMBER 28, 2020	OFFICIAL GAZETTE	411
STAFFING SUMMARY, SUCS

Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	1	1,712
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,980

Other Positions

Administrative	209	48,079
Support to Technical	46	13,429
Technical	754	367,892

Total Other Positions	1,009	429,400

For the difference between the Authorized and Actual Salaries		3,070

Total Permanent Positions	1,013	438,450

Total Permanent Filled Positions	874	379,832

C.6 University of Northern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	137	36,152
Support to Technical	8	4,312
Technical	473	272,141

Total Other Positions	618	312,605

For the difference between the Authorized and Actual Salaries		2,686

Total Permanent Positions	621	319,308

Total Permanent Filled Positions	589	299,888

D. CORDILLERA ADMINISTRATIVE REGION

D.1 Abra State Institute of Science and Technology

412	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	57	14,089
Support to Technical	11	3,070
Technical	198	106,392

Total Other Positions	266	123,551

For the difference between the Authorized and Actual Salaries		798

Total Permanent Positions	268	127,102

Total Permanent Filled Positions	225	104,965

D.2 Apayao State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Position	2	2,753

Other Positions

Administrative	21	6,753
Support to Technical	3	1,330
Technical	95	52,003

Total Other Positions	119	60,086

For the difference between the Authorized and Actual Salaries		515

Total Permanent Positions	121	63,354

Total Permanent Filled Positions	108	55,869

DECEMBER 28, 2020	OFFICIAL GAZETTE	413
STAFFING SUMMARY, SUCS

D.3 Benguet State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	1	1,712
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,980

Other Positions

Administrative	230	55,087
Support to Technical	65	17,492
Technical	470	314,407

Total Other Positions	765	386,986

For the difference between the Authorized and Actual Salaries		4,074

Total Permanent Positions	769	397,040

Total Permanent Filled Positions	677	321,107

D.4 Ifugao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	76	20,487
Support to Technical	25	7,695
Technical	276	146,099

Total Other Positions	377	174,281

For the difference between the Authorized and Actual Salaries		1,340

Total Permanent Positions	380	179,638

Total Permanent Filled Positions	351	162,295

414	OFFICIAL GAZETTE	VOL. 116, NO. 52
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D.5 Kalinga State University

(Kalinga-Apayao State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	46	12,434
Support to Technical	9	2,367
Technical	246	142,238

Total Other Positions	301	157,039

For the difference between the Authorized and Actual Salaries		1,288

Total Permanent Positions	304	162,344

Total Permanent Filled Positions	200	139,435

D.6 Mountain Province State Polytechnic University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President III	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	3	4,491

Other Positions

Administrative	59	14,895
Support to Technical	6	2,383
Technical	212	108,615

DECEMBER 28, 2020	OFFICIAL GAZETTE	415
STAFFING SUMMARY, SUCS

Total Other Positions	271	125,893

For the difference between the Authorized and Actual Salaries		861

Total Permanent Positions	280	131,245

Total Permanent Filled Positions	235	106,493

E. REGION II - CAGAYAN VALLEY

E.1 Batanes State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	3	1,267
Technical	52	19,841

Total Other Positions	55	21,108

For the difference between the Authorized and Actual Salaries		107

Total Permanent Positions	57	23,771

Total Permanent Filled Positions	49	20,203

E.2 Cagayan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	200	39,934
Support to Technical	95	26,217
Technical	815	437,584

416	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Total Other Positions	1,110	503,735

For the difference between the Authorized and Actual Salaries		5,157

Total Permanent Positions	1,113	512,909

Total Permanent Filled Positions	1,020	456,308

E.3 Isabela State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	2	3,424
College Administrator II	1	1,341
Chief Administrative Officer	2	2,082

Total Key Positions	6	9,033

Other Positions

Administrative	285	65,659
Support to Technical	54	14,573
Technical	944	567,901

Total Other Positions	1,283	648,133

For the difference between the Authorized and Actual Salaries		13,225

Total Permanent Positions	1,289	670.391

Total Permanent Filled Positions	1,181	586.716

E.4 Nueva Vizcaya State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,268

Other Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	417
STAFFING SUMMARY, SUCS

Administrative	190	46,356
Technical	452	274,678

Total Other Positions	642	321,034

For the difference between the Authorized and Actual Salaries		1,915

Total Permanent Positions	645	327,217

Total Permanent Filled Positions	567	275,574

E.5 Quirino State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	2	2,082

Total Key Positions	3	3,794

Other Positions

Administrative	20	5,710
Support to Technical	8	1,695
Technical	246	103,667

Total Other Positions	274	111,072

For the difference between the Authorized and Actual Salaries		491

Total Permanent Positions	277	115,357

Total Permanent Filled Positions	271	112,535

F. REGION III - CENTRAL LUZON

F.l Aurora State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

418	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Total Key Positions	2	2,753

Other Positions
Administrative	42	11,535
Support to Technical	3	1,036
Technical	95	46,906

Total Other Positions	140	59,477

For the difference between the Authorized and Actual Salaries		1,188

Total Permanent Positions	142	63,418

Total Permanent Filled Positions	139	61,988

F.2 Bataan Peninsula State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	129	34,187
Support to Technical	11	5,131
Technical	405	211,995

Total Other Positions	545	251,313

For the difference between the Authorized and Actual Salaries		1,478

Total Permanent Positions	548	256,808

Total Permanent Filled Positions	505	234,550

F.3 Bulacan Agricultural State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	419
STAFFING SUMMARY, SUCS

SUC President III	1	1,935

Total Key Positions	1	1,935

Other Positions

Administrative	39	10,832
Support to Technical	1	524
Technical	152	75,474

Total Other Positions	192	86,830

For the difference between the Authorized and Actual Salaries		608

Total Permanent Positions	193	89,373

Total Permanent Filled Positions	171	80,475

F.4 Bulacan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	90	25,979
Support to Technical	1	821
Technical	758	434,522

Total Other Positions	849	461,322

For the difference between the Authorized and Actual Salaries		3,367

Total Permanent Positions	852	468,706

Total Permanent Filled Positions	789	439,460

F.5 Central Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

420	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

SUC President IV	1	2,186
SUC Vice-President IV	1	1,712
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,980

Other Positions

Administrative	404	93,974
Support to Technical	21	8,360
Technical	594	363,994

Total Other Positions	1,019	466,328

For the difference between the Authorized and Actual Salaries		4,653

Total Permanent Positions	1,023	476,961

Total Permanent Filled Positions	932	418,986

F.6 Don Honoria Ventura State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice - President III	1	1,515
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,532

Other Positions

Administrative	47	16,791
Support to Technical	1	821
Technical	375	170,541

Total Other Positions	423	188,153

For the difference between the Authorized and Actual Salaries		1,507

Total Permanent Positions	427	195,192

Total Permanent Filled Positions	410	187,135

F.7 Nueva Ecija University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)

DECEMBER 28, 2020	OFFICIAL GAZETTE	421
STAFFING SUMMARY, SUCS

	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President III	1	1,515
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,532

Other Positions

Administrative	156	39,928
Support to Technical	4	2,230
Technical	575	290,771

Total Other Positions	735	332,929

For the difference between the Authorized and Actual Salaries		941

Total Permanent Positions	739	339,402

Total Permanent Filled Positions	617	289,569

F.8 Pampanga State Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	1	1,712
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,980

Other Positions

Administrative	94	23,827
Support to Technical	3	1,229
Technical	245	141,680

Total Other Positions	342	166,736

For the difference between the Authorized and Actual Salaries		3,387

Total Permanent Positions	346	176,103

Total Permanent Filled Positions	325	160,806

422	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

F.9 Philippine Merchant Marine Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515
SUC Vice-President I	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,743

Other Positions

Administrative	106	20,309
Support to Technical	25	8,245
Technical	87	45,650

Total Other Positions	218	74,204

For the difference between the Authorized and Actual Salaries		847

Total Permanent Positions	221	78,794

Total Permanent Filled Positions	189	62,300

F.10 President Ramon Magsaysay State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President III	1	1,935
SUC Vice-President III	1	1,515
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,532

Other Positions

Administrative	57	18,091
Support to Technical	12	5,481
Technical	387	167,343

Total Other Positions	456	190,915

For the difference between the Authorized and Actual Salaries		1,469

Total Permanent Positions	460	197,916

Total Permanent Filled Positions	436	186,301

DECEMBER 28, 2020	OFFICIAL GAZETTE	423
STAFFING SUMMARY, SUCS

F.11 Tarlac Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,268

Other Positions

Administrative	122	29,876
Support to Technical	5	1,414
Technical	253	132,966

Total Other Positions	380	164,256

For the difference between the Authorized and Actual Salaries		1,454

Total Permanent Positions	383	169,978

Total Permanent Filled Positions	323	139,060

F.12 Tarlac State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	74	22,951
Support to Technical	2	716
Technical	364	210,316

Total Other Positions	440	233,983

For the difference between the Authorized and Actual Salaries		2,158

Total Permanent Positions	443	240,158

Total Permanent Filled Positions	416	214,354

424	OFFICIAL GAZETTE	VOL. 116, NO. 52
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G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

REGION IV - A (CALABARZON)

G.1 Batangas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
College Administrator II	1	1,341
Chief Administrative Officer	2	2,082
Vocational School Administrator I	1	821

Total Key Positions	5	6,430

Other Positions

Administrative	90	20,238
Support to Technical	4	1,159
Technical	685	319,170

Total Other Positions	779	340,567

For the difference between the Authorized and Actual Salaries		1.919

Total Permanent Positions	784	348,916

Total Permanent Filled Positions	699	303,002

G.2 Cavite State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President III	1	1,515
College Administrator II	1	1,341
College Administrator I	1	1,187
Chief Administrative Officer	2	2,082

Total Key Positions	6	8,311

Other Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	425
STAFFING SUMMARY, SUCS

Administrative	131	29,170
Support to Technical	23	6,522
Technical	710	339,121

Total Other Positions	864	374,813

For the difference between the Authorized and Actual Salaries		2,732

Total Permanent Positions	870	385,356

Total Permanent Filled Positions	751	308,019

G.3 Laguna State Polytechnic University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	87	21,024
Support to Technical	7	1,827
Technical	565	263,229

Total Other Positions	659	286,080

Far the difference between the Authorized and Actual Salaries		1,488

Total Permanent Positions	661	290,544

Total Permanent Filled Positions	586	256,727

G.4 Southern Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
College Administrator I	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	3	4,163

426	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions

Administrative	63	15,265
Support to Technical	13	2,494
Technical	384	190,938

Total Other Positions	460	208,697

For the difference between the Authorized and Actual Salaries		1,654

Total Permanent Positions	463	214,514

Total Permanent Filled Positions	379	166,334

G.5 University of Rizal System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	3	3,123

Total Key Positions	4	5,058

Other Positions

Administrative	90	23,493
Support to Technical	23	3,607
Technical	626	358,634

Total Other Positions	739	385,734

For the difference between the Authorized and Actual Salaries		2,664

Total Permanent Positions	743	393,456

Total Permanent Filled Positions	649	333,828

REGION IV – B (MIMAROPA)

H.l Marinduque State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	427
STAFFING SUMMARY, SUCS

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	40	9,541
Support to Technical	11	3,369
Technical	231	105,167

Total Other Positions	282	118,077

For the difference between the Authorized and Actual Salaries		636

Total Permanent Positions	284	121,689

Total Permanent Filled Positions	251	106,547

H.2 Mindoro State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	52	12,830
Support to Technical	21	5,871
Technical	249	110,823

Total Other Positions	322	129,524

For the difference between the Authorized and Actual Salaries		893

Total Permanent Positions	324	133,393

Total Permanent Filled Positions	289	116,340

H.3 Occidental Mindoro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

428	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	80	18,076
Support to Technical	26	7,805
Technical	299	131,631

Total Other Positions	405	157,512

For the difference between the Authorized and Actual Salaries		937

Total Permanent Positions	407	161,425

Total Permanent Filled Positions	380	147,869

H.4 Palawan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	102	23,363
Support to Technical	5	1,772
Technical	584	264,183

Total Other Positions	691	289,318

For the difference between the Authorized and Actual Salaries		2,434

Total Permanent Positions	693	294,728

Total Permanent Filled Positions	608	250,439

H.5 Romblon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

DECEMBER 28, 2020	OFFICIAL GAZETTE	429
STAFFING SUMMARY, SUCS

Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041
Vocational School Administrator I	1	821

Total Key Positions	3	3,574

Other Positions

Administrative	82	17,536
Support to Technical	24	7,942
Technical	329	150,809

Total Other Positions	435	176,287

For the difference between the Authorized and Actual Salaries		757

Total Permanent Positions	438	180,618

Total Permanent Filled Positions	402	165,483

H.6 Western Philippines University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	78	17,652
Support to Technical	24	5,947
Technical	305	151,141

Total Other Positions	407	174,740

For the difference between the Authorized and Actual Salaries		1,623

Total Permanent Positions	409	179,339

Total Permanent Filled Positions	366	160,197

I. REGION V - BICOL

I.1 Bicol State College of Applied Sciences and Technology University

430	OFFICIAL GAZETTE	VOL. 116, NO. 52
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STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712

Total Key Positions	1	1,712

Other Positions

Administrative	45	11,099
Support to Technical	7	3,441
Technical	132	67,266

Total Other Positions	184	81,806

For the difference between the Authorized and Actual Salaries		363

Total Permanent Positions	185	83,881

Total Permanent Filled Positions	161	69,665

I.2 Bicol University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,268

Other Positions

Administrative	289	71,049
Support to Technical	63	19,672
Technical	791	499,039

Total Other Positions	1,143	589,760

For the difference between the Authorized and Actual Salaries		5,177

Total Permanent Positions	1,146	599,205

Total Permanent Filled Positions	952	480,058

DECEMBER 28, 2020	OFFICIAL GAZETTE	431
STAFFING SUMMARY, SUCS

I.3 Camarines Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	80	20,118
Support to Technical	21	7,613
Technical	327	143,120

Total Other Positions	428	170,851

For the difference between the Authorized and Actual Salaries		534

Total Permanent Positions	430	174,361

Total Permanent Filled Positions	357	138,130

I.4 Camarines Sur Polytechnic Colleges

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	33	9,206
Support to Technical	4	1,815
Technical	150	72,924

Total Other Positions	187	83,945

For the difference between the Authorized and Actual Salaries		348

Total Permanent Positions	189	87,269

Total Permanent filled Positions	175	82,132

432	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

I.5 Catanduanes State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total key Positions	2	2,976

Other Positions

Administrative	198	45,880
Support to Technical	31	11,034
Technical	341	185,264

Total Other Positions	570	242,178

For the difference between the Authorized and Actual Salaries		1,742

Total Permanent Positions	572	246,896

Total Permanent Filled Positions	405	169,190

I.6 Central Bicol State University of Agriculture

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chief Administrative Officer	1	1,041

Total Key Positions	2	3,227

Other Positions

Administrative	107	24,104
Support to Technical	30	9,976
Technical	416	241,646

Total Other Positions	553	275,726

For the difference between the Authorized and Actual Salaries		2,069

Total Permanent Positions	555	281,022

Total Permanent Filled Positions	433	209,282

DECEMBER 28, 2020	OFFICIAL GAZETTE	433
GENERAL APPROPRIATIONS ACT, FY 2021

I.7 Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	38	9,173
Support to Technical	9	3,181
Technical	120	68,061

Total Other Positions	167	80,415

For the difference between the Authorized and Actual Salaries		725

Total Permanent Positions	169	84,116

Total Permanent Filled Positions	155	74,966

1.8 Partido State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions	No.	Amount

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	65	18,583
Support to Technical	20	7,063
Technical	310	159,869

Total Other Positions	395	185,515

For the difference between the Authorized and Actual Salaries		783

434	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Positions	398	190,315

Total Permanent Filled Positions	342	159,716

I.9 Sorsogon State College

STAFFING SUMMARY
(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President II	1	1,341
Chief Administrative Officer	1	1,041

Total Key Positions	3	4,317

Other Positions

Administrative	96	24,738
Support to Technical	17	6,691
Technical	301	148,221

Total Other Positions	414	179,650

For the difference between the Authorized and Actual Salaries		818

Total Permanent Positions	417	184,785

Total Permanent Filled Positions	357	157,627

J. REGION VI - WESTERN VISAYAS

J.l. Aklan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	104	22,698
Support to Technical	45	13,769
Technical	392	232,989

DECEMBER 28, 2020	OFFICIAL GAZETTE	435
STAFFING SUMMARY, SUCS

Total Other Positions	541	269,456

For the difference between the Authorized and Actual Salaries		2,298

Total Permanent Positions	544	275,771

Total Permanent Filled Positions	382	211,319

J.2 Capiz State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Internal Auditor V	1	1,041
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,058

Other Positions

Administrative	157	40,645
Support to Technical	54	19,741
Technical	561	381,823

Total Other Positions	772	442,209

For the difference between the Authorized and Actual Salaries		4,265

Total Permanent Positions	776	451,532

Total Permanent Filled Positions	687	385.787

J.3 Carlos C. Hilado Memorial State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

436	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administrative	74	17,944
Support to Technical	17	5,535
Technical	397	180,183

Total Other Positions	488	203,662

For the difference between the Authorized and Actual Salaries		1,508

Total Permanent Positions	491	209,187

Total Permanent filled Positions	451	192,936

J.4 Central Philippines State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	23	7,335
Support to Technical	10	2,829
Technical	247	96,894

Total Other Positions	280	107,058

For the difference between the Authorized and Actual Salaries		1,071

Total Permanent Positions	282	110,882

Total Permanent Filled Positions	265	103,374

J.5 Guimaras State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

DECEMBER 28, 2020	OFFICIAL GAZETTE	437
STAFFING SUMMARY, SUCS

Other Positions

Administrative	16	5,297
Support to Technical	4	1,790
Technical	87	42,958

Total Other Positions	107	50,045

For the difference between the Authorized and Actual Salaries		457

Total Permanent Positions	109	53,478

Total Permanent Filled Positions	105	51,619

J.6 Iloilo Science and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	119	29,508
Support to Technical	33	12,045
Technical	514	283,653

Total Other Positions	666	325,206

For the difference between the Authorized and Actual Salaries		2,935

Total Permanent Positions	669	332,158

Total Permanent Filled Positions	604	304,527

J.7 Iloilo State University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	856
Chief Administrative Officer	1	1,041

438	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Total Key Positions	2	1,897

Other Positions

Administrative	111	25,383
Support to Technical	42	13,805
Technical	260	156,244

Total Other Positions	413	195,432

For the difference between the Authorized and Actual Salaries		1,902

Total Permanent Positions	415	199,231

Total Permanent filled Positions	339	157,508

J.8 Northern Iloilo State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
College Administrator I	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,940

Other Positions

Administrative	119	27,561
Support to Technical	39	12,577
Technical	405	210,471

Total Other Positions	563	250,609

For the difference between the Authorized and Actual Salaries		2,093

Total Permanent Positions	566	256,642

Total Permanent Filled Positions	483	220,091

J.9 Northern Negros State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	439
STAFFING SUMMARY, SUCS

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	13	3,986
Support to Technical	7	2,571
Technical	146	65,616

Total Other Positions	166	72,173

For the difference between the Authorized and Actual Salaries		512

Total Permanent Positions	168	75,498

Total Permanent Filled Positions	164	73,614

J.10 University of Antique

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	81	18,814
Support to Technical	26	8,254
Technical	347	153,139

Total Other Positions	454	180,207

For the difference between the Authorized and Actual Salaries		1,318

Total Permanent Positions	457	185,542

Total Permanent Filled Positions	430	170,497

J.l1 West Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

440	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

SUC President IV	1	2,186
Medical Center Chief II	1	1,5l5
Chief of Medical Professional Staff II	1	1,341
Chief Administrative Officer	4	4,164

Total Key Positions	7	9,206

Other Positions

Administrative	422	109,470
Support to Technical	80	27,625
Technical	1,357	760,398

Total Other Positions	1,859	897,493

For the difference between the Authorized and Actual Salaries		2,496

Total Permanent Positions	1,866	909,195

Total Permanent Filled Positions	1,539	751,937

K. REGION VII - CENTRAL VISAYAS

K.l Bohol Island State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President II	1	1,341
Chief Administrative Officer	1	1,041
Vocational School Administrator II	1	923

Total Key Positions	4	5,240

Other Positions

Administrative	114	27,451
Support to Technical	1	480
Technical	515	227,699

Total Other Positions	630	255,630

For the difference between the Authorized and Actual Salaries		1,109

Total Permanent Positions	634	261,979

Total Permanent Filled Positions	524	207,681

DECEMBER 28, 2020	OFFICIAL GAZETTE	441
STAFFING SUMMARY, SUCS

K.2 Cebu Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President III	1	1,515
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,532

Other Positions

Administrative	54	14,963
Technical	268	166,399

Total Other Positions	322	181,362

For the difference between the Authorized and Actual Salaries		2,522

Total Permanent Positions	326	189,416

Total Permanent Filled Positions	284	163,368

K.3 Cebu Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	1	1,712
Vocational School Superintendent II	1	1,341
Chief Administrative Officer	2	2,082

Total Key Positions	5	7,321

Other Positions

Administrative	241	60,586
Technical	931	497,381

Total Other Positions	1,112	557,967

For the difference between the Authorized and Actual Salaries		3,783

Total Permanent Positions	1,177	569,071

Total Permanent Filled Positions	1,033	497,153

442	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

K.4 Negros Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2.082

Total Key Positions	3	4,017

Other Positions

Administrative	69	17,099
Technical	466	241,317

Total Other Positions	535	258,416

For the difference between the Authorized and Actual Salaries		1,324

Total Permanent Positions	538	263,757

Total Permanent Filled Positions	406	187,976

K.5 Siquijor State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	25	8,153
Technical	77	46,391

Total Other Positions	102	54,544

For the difference between the Authorized and Actual Salaries		682

Total Permanent Positions	104	57,979

Total Permanent Filled Positions	97	52,706

DECEMBER 28, 2020	OFFICIAL GAZETTE	443
STAFFING SUMMARY, SUCS

L. REGION VIII - EASTERN VISAYAS

L.1 Biliran Province State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	67	17,029
Support to Technical	9	1,420
Technical	264	119,835

Total Other Positions	340	138,284

For the difference between the Authorized and Actual Salaries		961

Total Permanent Positions	343	143,262

Total Permanent Filled Positions	305	123,640

L.2 Eastern Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	190	41,302
Support to Technical	25	4,098
Technical	490	219,979

Total Other Positions	705	265,379

For the difference between the Authorized and Actual Salaries		2,434

444	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Positions	708	271,830

Total Permanent filled Positions	700	269,055

L.3 Eastern Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
College Administrator II	1	1,341
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,358

Other Positions

Administrative	136	31,450
Support to Technical	9	1,478
Technical	534	275,456

Total Other Positions	679	308,384

For the difference between the Authorized and Actual Salaries		1,943

Total Permanent Positions	683	315,685

Total Permanent Filled Positions	594	267,759

L.4 Leyte Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	74	19,046
Support to Technical	3	518
Technical	239	120,026

DECEMBER 28, 2020	OFFICIAL GAZETTE	445
STAFFING SUMMARY, SUCS

Total Other Positions	316	139,590

For the difference between the Authorized and Actual Salaries		857

Total Permanent Positions	319	144,464

Total Permanent Filled Positions	282	128,365

L.5 Northwest Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	68	15,791
Support to Technical	2	459
Technical	227	104,059

Total Other Positions	297	120,309

For the difference between the Authorized and Actual Salaries		1,110

Total Permanent Positions	300	125,436

Total Permanent Filled Positions	262	106,883

L.6 Palompon Polytechnic State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	65	16,546

446	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Support to Technical	6	986
Technical	208	101,900

Total Other Positions	279	119,432

For the difference between the Authorized and Actual Salaries		444

Total Permanent Positions	282	123,893

Total Permanent Filled Positions	245	99,936

L.7 Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	104	26,072
Support to Technical	6	1,007
Technical	306	133,169

Total Other Positions	416	160,248

For the difference between the Authorized and Actual Salaries		1,931

Total Permanent Positions	419	166,196

Total Permanent Filled Positions	385	144,352

L.8 Southern Leyte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President III	1	1,935
College Administrator II	2	2,682
Chief Administrative Officer	1	l,041

Total Key Positions	4	5,658

DECEMBER 28, 2020	OFFICIAL GAZETTE	447
STAFFING SUMMARY, SUCS

Other Positions

Administrative	156	40,329
Support to Technical	9	2,165
Technical	374	181,373

Total Other Positions	539	223,867

For the difference between the Authorized and Actual Salaries		1,612

Total Permanent Positions	543	231,137

Total Permanent Filled Positions	468	202,894

L.9 University of Eastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	l	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	166	45,410
Support to Technical	32	6,124
Technical	502	292,457

Total Other Positions	700	343,991

For the difference between the Authorized and Actual Salaries		2,813

Total Permanent Positions	703	350,821

Total Permanent Filled Positions	625	299,425

L.10 Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186

448	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Chief Administrative Officer	2	2,082

Total Key Positions	3	4,268

Other Positions

Administrative	328	78,230
Support to Technical	25	5,147
Technical	664	350,396

Total Other Positions	1,017	433,773

For the difference between the Authorized and Actual Salaries		5,828

Total Permanent Positions	1,020	443,869

Total Permanent Filled Positions	898	387,548

M. REGION IX - ZAMBOANGA PENINSULA

M.1 J. H. Cerilles State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
College Administrator	1	1,187

Total Key Positions	2	2,899

Other Positions

Administrative	56	14,166
Support to Technical	12	2,722
Technical	226	99,865

Total Other Positions	294	116,753

For the difference between the Authorized and Actual Salaries		560

Total Permanent Positions	296	120,212

Total Permanent Filled Positions	276	112,252

M.2. Jose Rizal Memorial State University (Jose Rizal Memorial State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	449
STAFFING SUMMARY, SUCS

Key Positions

SUC President III	1	1,935
SUC Vice-President III	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	3	4,491

Other Positions

Administrative	103	22,852
Support to Technical	19	4,402
Technical	437	235,964

Total Other Positions	559	263,218

For the difference between the Authorized and Actual Salaries		1,826

Total Permanent Positions	562	269,535

Total Permanent Filled Positions	516	252,546

M.3 Western Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
SUC Vice-President III	2	3,030
Chief Administrative Officer	2	2,082

Total Key Positions	5	7,047

Other Positions

Administrative	125	28,678
Support to Technical	9	2,171
Technical	825	435,212

Total Other Positions	959	466,061

For the difference between the Authorized and Actual Salaries		3,048

Total Permanent Positions	964	476,156

Total Permanent Filled Positions	825	387,301

M.4 Zamboanga City State Polytechnic College

450	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1, 712

Total Key Positions	1	1,712

Other Positions

Administrative	50	14,430
Technical	178	93,350

Total Other Positions	228	107,780

For the difference between the Authorized and Actual Salaries		724

Total Permanent Positions	229	110,216

Total Permanent Filled Positions	200	98,611

M.5 Zamboanga State College of Marine Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	89	20,665
Support to Technical	11	2,911
Technical	174	83,245

Total Other Positions	274	106,821

For the difference between the Authorized and Actual Salaries		679

Total Permanent Positions	276	110,476

Total Permanent Filled Positions	235	94,136

N. REGION X - NORTHERN MINDANAO

N.1 Bukidnon State University

DECEMBER 28, 2020	OFFICIAL GAZETTE	451
STAFFING SUMMARY, SUCS

(Bukidnon State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,017

Other Positions

Administrative	40	11,405
Support to Technical	1	821
Technical	543	234,715

Total Other Positions	584	246,941

For the difference between the Authorized and Actual Salaries		245

Total Permanent Positions	587	251,203

Total Permanent Filled Positions	399	179,367

N.2 Camiguin Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	24	6,271
Technical	95	42,973

Total Other Positions	119	49,244

For the difference between the Authorized and Actual Salaries		170

Total Permanent Positions	121	52,167

Total Permanent Filled Positions	110	46,094

452	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

N.3 Central Mindanao University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chief Administrative Officer	2	2,082

Total Key Positions	3	4,268

Other Positions

Administrative	391	76,935
Support to Technical	71	20,914
Technical	457	280,973

Total Other Positions	919	378,822

For the difference between the Authorized and Actual Salaries		3,669

Total Permanent Positions	922	386,759

Total Permanent Filled Positions	807	327,750

N.4 MSU-Iligan Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Chancellor II	1	1,935
Chancellor I	3	5,136
Director II	2	2,682
Medical Officer V	1	1,187
Director I	3	3,561
Chief Administrative Officer	6	6,245
Chief Accountant	1	1,041
Security Officer V	1	1,041

Total Key Positions	18	22,828

Other Positions

Administrative	292	71,406
Support to Technical	118	41,270
Technical	587	519,852

DECEMBER 28, 2020	OFFICIAL GAZETTE	453
STAFFING SUMMARY, SUCS

Total Other Positions	997	632,528

For the difference between the Authorized and Actual Salaries		12,813

Total Permanent Positions	1,015	668,169

Total Permanent Filled Positions	789	546,149

N.5 Northwestern Mindanao State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	13	4,071
Technical	112	43,506

Total Other Positions	125	47,577

For the difference between the Authorized and Actual Salaries		157

Total Permanent Positions	127	50,290

Total Permanent Filled Positions	90	37,212

N.6 University of Science and Technology of Southern Philippines - Cagayan de Oro Campus

(Mindanao University of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President II	1	1,341
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,609

Other Positions

454	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administrative	57	14,022
Support to Technical	3	1,330
Technical	404	200,743

Total Other Positions	464	216,095

For the difference between the Authorized and Actual Salaries		1,234

Total Permanent Positions	468	222,938

Total Permanent Filled Positions	414	186,722

N.7 University of Science and Technology of Southern Philippines - Claveria Campus

(Misamis Oriental State College of Agriculture and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	23	6,681
Support to Technical	3	1,017
Technical	52	43,285

Total Other Positions	78	50,983

For the difference between the Authorized and Actual Salaries		510

Total Permanent Positions	80	54,246

Total Permanent Filled Positions	70	45,797

O. REGION XI - DAVAO REGION

O.1 Compostela Valley State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	455
STAFFING SUMMARY, SUCS

SUC President I	1	1,515

Total Key Positions	1	1,515

Other Positions

Administrative	10	3,012
Support to Technical	2	573
Technical	63	20,941

Total Other Positions	75	24,526

For the difference between the Authorized and Actual Salaries		68

Total Permanent Positions	76	26,109

Total Permanent Filled Positions	72	24,520

O.2 Davao del Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	35	7,553
Support to Technical	12	2,815
Technical	89	47,259

Total Other Positions	136	57,627

For the difference between the Authorized and Actual Salaries		731

Total Permanent Positions	138	61,334

Total Permanent Filled Positions	131	56,586

O.3 Davao del Sur State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

456	OFFICIAL GAZETTE	VOL. 116, NO. 52
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SUC President I	1	1,515
SUC Vice-President I	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,743

Other Positions

Technical	9	4,484

Total Other Positions	9	4,484

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	12	8,227

Total Permanent Filled Positions	12	8,227

O.4 Davao Oriental State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	38	10,290
Support to Technical	5	1,743
Technical	168	82,884

Total Other Positions	211	94,917

For the difference between the Authorized and Actual Salaries		553

Total Permanent Positions	213	98,446

Total Permanent Filled Positions	197	89,068

O.5 Southern Philippines Agri-Business and Marine and Aquatic School of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	457
STAFFING SUMMARY, SUCS

Key Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	28	7,168
Support to Technical	4	1,497
Technical	139	64,501

Total Other Positions	171	73,166

For the difference between the Authorized and Actual Salaries		437

Total Permanent Positions	173	76,159

Total Permanent Filled Positions	151	63,850

0.6 University of Southeastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
SUC Vice-President II	1	1,341
Chief Administrative Officer	2	2,082

Total Key Positions	4	5,135

Other Positions

Administrative	123	27,951
Support to Technical	12	4,632
Technical	456	276,145

Total Other Positions	591	308,728

For the difference between the Authorized and Actual Salaries		2,890

Total Permanent Positions	595	316,753

Total Permanent Filled Positions	501	254,560

P. REGION XII SOCCSKSARGEN

P.1 Cotabato City State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

458	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	34	7,630
Support to Technical	1	403
Technical	204	94,594

Total Other Positions	239	102,627

For the difference between the Authorized and Actual Salaries		1,342

Total Permanent Positions	241	106,722

Total Permanent Filled Positions	229	100,001

P.2 Cotabato Foundation College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
SUC Vice-President I	1	1,187
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,940

Other Positions

Administrative	92	21,312
Support to Technical	17	3,746
Technical	151	71,029

Total Other Positions	260	96,087

For the difference between the Authorized and Actual Salaries		496

Total Permanent Positions	263	100,523

Total Permanent Filled Positions	211	79,856

DECEMBER 28, 2020	OFFICIAL GAZETTE	459
STAFFING SUMMARY, SUCS

P.3. Sultan Kudarat State University

(Sultan Kudarat Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,712
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,753

Other Positions

Administrative	36	9,408
Support to Technical	11	3,148
Technical	365	190,408

Total Other Positions	412	202,964

For the difference between the Authorized and Actual Salaries		2,268

Total Permanent Positions	414	207,985

Total Permanent Filled Positions	377	179,587

P.4 University of Southern Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President III	1	1,515
Medical Officer V	1	1,187
Chief Administrative Officer	2	2,082

Total key Positions	5	6,970

Other Positions

Administrative	152	35,242
Support to Technical	40	14,088
Technical	549	340,361

Total Other Positions	741	389,691

For the difference between the Authorized and Actual Salaries		3,000

460	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Positions	746	399,661

Total Permanent Filled Positions	638	320,553

Q. REGION XIII - CARAGA ADMINISTRATIVE REGION

Q.1 Agusan del Sur State College of Agriculture And Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	29	8,422
Support to Technical	1	339
Technical	104	44,264

Total Other Positions	134	53,025

For the difference between the Authorized and Actual Salaries		272

Total Permanent Positions	136	56,273

Total Permanent Filled Positions	130	52,703

Q.2 Caraga State University

(Northern Mindanao State Institute of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chief Administrative Officer	1	1,041

Total Key Positions	2	3,227

Other Positions

Administrative	54	14,083
Technical	257	143,071

DECEMBER 28, 2020	OFFICIAL GAZETTE	461
STAFFING SUMMARY, SUCS

Total Other Positions	311	157,154

For the difference between the Authorized and Actual Salaries		784

Total Permanent Positions	313	161,165

Total Permanent Filled Positions	301	156,330

Q.3 Surigao del Sur State University

(Surigao del Sur Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

Other Positions

Administrative	98	24,211
Support to Technical	14	2,323
Technical	375	197,466

Total Other Positions	487	224,000

For the difference between the Authorized and Actual Salaries		719

Total Permanent Positions	489	227,695

Total Permanent Filled Positions	442	204,057

Q.4 Surigao State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,935
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,976

462	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions

Administrative	50	13,992
Support to Technical	2	678
Technical	320	159,865

Total Other Positions	372	174,535

For the difference between the Authorized and Actual Salaries		911

Total Permanent Positions	374	178,422

Total Permanent Filled Positions	296	140,288

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1 Adiong Memorial Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	16	5,337
Technical	35	14,387

Total Other Positions	51	19,724

For the difference between the Authorized and Actual Salaries		87

Total Permanent Positions	53	22,367

Total Permanent Filled Positions	53	22,367

R.2 Basilan State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	463
STAFFING SUMMARY, SUCS

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	33	8,864
Support to Technical	3	831
Technical	103	45,250

Total Other Positions	139	54,945

For the difference between the Authorized and Actual Salaries		446

Total Permanent Positions	141	57,947

Total Permanent Filled Positions	121	49,102

R.3 Mindanao State University

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
Chancellor II	4	7,740
SUC Executive Vice-President	1	1,935
University Secretary I	1	1,712
SUC Vice-President IV	3	5,136
Chancellor I	5	8,560
SUC Vice-President III	2	3,030
Vocational School Superintendent II	3	4,023
Director II	12	16,091
Medical Officer V	1	1,187
Director I	8	9,494
Assistant Superintendent of Printing	1	1,187
College Business Manager IV	1	1,041
Chief Administrative Officer	11	11,450
Chief Accountant	1	1,041
Security Officer V	1	1,041
Engineer V	1	1,041

Total Key Positions	57	77,895

Other Positions

Administrative	1,672	364,912
Support to Technical	418	137,245
Technical	2,113	1,527,356

Total Other Positions	4,203	2,029,513

464	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

For the difference between the Authorized and Actual Salaries		48,435

Total Permanent Positions	4,260	2,155,843

Total Permanent Filled Positions	4,234	2,135,184

R.4 MSU-Tawi-Tawi College of Technology and Oceanography

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chancellor II	1	1,935
Chancellor I	2	3,424
Director II	3	4,023
Planning Officer V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	8	11,464

Other Positions

Administrative	361	77,375
Support to Technical	123	35,076
Technical	389	237,486

Total Other Positions	873	349,937

For the difference between the Authorized and Actual Salaries		9,389

Total Permanent Positions	881	370,790

Total Permanent Filled Positions	881	370,776

R.5 Sulu State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	32	7,934
Support to Technical	1	524

DECEMBER 28, 2020	OFFICIAL GAZETTE	465
STAFFING SUMMARY, SUCS

Technical	148	74,281

Total Other Positions	181	82,739

For the difference between the Authorized and Actual Salaries		407

Total Permanent Positions	183	85,702

Total Permanent Filled Positions	166	74,317

R.6 Tawi-Tawi Regional Agricultural College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,515
Chief Administrative Officer	1	1,041

Total Key Positions	2	2,556

Other Positions

Administrative	19	5,799
Support to Technical	4	1,050
Technical	149	65,562

Total Other Positions	172	72,411

For the difference between the Authorized and Actual Salaries		365

Total Permanent Positions	174	75,332

Total Permanent Filled Positions	163	68,637

466	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

IX. DEPARTMENT OF ENERGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	7	15,303
Department Assistant Secretary	6	11,609
Director IV	6	10,272
Director III	15	22,725
Head Executive Assistant	1	1,515
Attorney V	5	5,935
Internal Auditor V	1	1,041
Information Technology Officer III	2	2,082
Chief Technical Audit Specialist	3	3,123
Chief Science Research Specialist	29	30,189
Chief Investments Specialist	1	1,041
Chief Administrative Officer	6	6,246
Chief Accountant	1	1,041

Total Key Positions	84	115,339

Other Positions

Administrative	279	91,680
Support to Technical	82	40,378
Technical	558	285,834

Total Other Positions	919	417,892

For the difference between the Authorized and Actual Salaries		10,908

Total Permanent Positions	1,003	544,139

Total Permanent Filled Positions	878	481,634

DECEMBER 28, 2020	OFFICIAL GAZETTE	467
STAFFING SUMMARY, DENR

X. DEPARTMENT OF ENVIROMENT AND NATURAL RESOURCES

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	8	17,490
Department Assistant Secretary	7	13,543
Director IV	29	49,651
Director III	42	63,638
Head Executive Assistant	1	1,515
Provincial Environment and Natural Resources Officer	74	99,234
Attorney V	22	26,114
Chief Science Research Specialist	7	7,287
Records Officer V	1	1,041
Project Evaluation Officer V	4	4,164
Chief Forest Management Specialist	5	5,205
Chief Environmental Management Specialist	1	1,041
Community Development Officer V	1	1,041
Chief Ecosystems Management Specialist	5	5,205
Internal Auditor V	2	2,082
Chief Administrative Officer	75	78,075
Information Technology Officer III	2	2,082
Engineer V	17	17,697
Land Management Officer V	2	2,082
Park Operations Superintendent V	4	4,164
Planning Officer V	18	18,738
Chief Accountant	1	1,041
Development Management Officer V	78	81,198
Statistician V	1	1,041
Community Environment and Natural Resources Officer	140	145,740

Total Key Positions	548	653,326

Other Positions

Administrative	3,811	1,007,146
Support to Technical	1,824	627,603
Technical	11,640	3,525,791

Total Other Positions	17,275	5,160,540

For the difference between the Authorized and Actual Salaries		82,304

Total Permanent Positions	17,823	5,896,170

Total Permanent Filled Positions	15,716	5,177,030

468	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

B. Environmental Management Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	5	7,576
Director II	16	21,456
Attorney V	1	1,187
Chief Environmental Management Specialist	34	35,394
Chief Science Research Specialist	1	1,041
Chief Administrative Officer	17	17,697
Planning Officer V	1	1,041

Total Key Positions	76	87,104

Other Positions

Administrative	348	110,264
Support to Technical	108	39,166
Technical	1,240	592,996

Total Other Positions	1,696	742,426

For the difference between the Authorized and Actual Salaries		6,319

Total Permanent Positions	1,772	835,849

Total Permanent Filled Positions	1,419	697,545

C. Mines and Geosciences Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Director II	15	20,115
Chief Science Research Specialist	16	16,656
Chief Geologist	17	17,697
Development Management Officer V	1	1,041
Planning Officer V	1	1,041
Engineer V	17	11,697

DECEMBER 28, 2020	OFFICIAL GAZETTE	469
STAFFING SUMMARY, DENR

Chief Administrative Officer	17	17,697

Total Key Positions	86	95,171

Other Positions

Administrative	365	104,724
Support to Technical	217	71,883
Technical	681	394,279

Total Other Positions	1,263	570,886

For the difference between the Authorized and Actual Salaries		15,219

Total Permanent Positions	1,349	681,276

Total Permanent Filled Positions	985	503,497

D. National Mapping and Resource Information Authority

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,186
Deputy Administrator II	2	3,424
Director II	4	5,364
Director I	3	3,561
Chief Remote Sensing Technologist	4	4,164
Engineer V	5	5,205
Chief Administrative Officer	2	2,082
Information Technology Officer III	2	2,082
Oceanographer V	1	1,041
Planning Officer V	1	1,041
Information Officer V	1	1,041

Total Key Positions	26	31,191

Other Positions

Administrative	91	26,400
Support to Technical	16	5,357
Technical	343	147,286

Total Other Positions	450	179,043

For the difference between the Authorized and Actual Salaries		5,673

Total Permanent Positions	476	215,907
Total Permanent Filled Positions	413	190,949

Total Uniformed Personnel	264	148,311
Total Filled Uniformed Personnel	233	106,46l

Total Filled Permanent and Uniformed	646	297,410

470	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

E. National Water Resources Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Attorney V	2	2,374
Chief Mater Resources Development Officer	2	2,082
Chief Administrative Officer	1	1,041
Member (Ex-Officio)	9
Chairman (Ex-Officio)	1

Total Key Positions	7	8,724

Other Positions

Administrative	50	13,565
Support to Technical	23	12,024
Technical	44	23,949

Total Other Positions	117	49,538

For the difference between the Authorized and Actual Salaries		1,735

Total Permanent Positions	124	59,997

Total Permanent Filled Positions	104	50,762

F. Palawan Council for Sustainable Development Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Director II	2	2,682
Chief Administrative Officer	1	1,041
Project Development Officer V	7	7,287
Member (Ex-Officio)	8
Vice Chairman (Ex-Officio)	1
Chair1an (Ex-Officio)	1

Total Key Positions	11	12,722

DECEMBER 28, 2020	OFFICIAL GAZETTE	471
STAFFING SUMMARY, DENR

Other Positions

Administrative	22	5,198
Support to Technical	5	2,274
Technical	38	19,455

Total Other Positions	65	26,927

For the difference between the Authorized and Actual Salaries		1,271

Total Permanent Positions	76	40,920

Total Permanent Filled Positions	67	33,972

472	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XI. DEPARTMENT OF FINANCE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,217
Department Undersecretary	6	13,117
Department Assistant Secretary	7	13,544
Director IV	15	25,680
Project Manager IV	1	1,712
Executive Director III	2	3,424
Deputy Executive Director III	3	4,545
Project Manager III	12	18,182
Head Executive Assistant	1	1,515
Director III	12	18,180
Project Manager II	3	4,023
Attorney V	4	4,748
Chief Financial Management Specialist	3	3,123
Chief Administrative Officer	9	9,369
Chief Accountant	1	1,041
Statistician V	1	1,041
Management and Audit Analyst V	1	1,041
Intelligence Officer V	1	1,041
Information Technology Officer III	4	4,164
Financial Analyst V	2	2,082
Economist V	5	5,205
Planning Officer V	5	5,205
Development Management Officer V	1	1,041
Chief Tax Specialist	12	12,492

Total Key Positions	112	158,732

Other Positions

Administrative	317	115,726
Support to Technical	137	70,359
Technical	267	186,851

Total Other Positions	721	372,936

For the difference between the Authorized and Actual Salaries		5,956

Total Permanent Positions	833	537,624

Total Permanent Filled Positions	488	320,118

B. Bureau of Customs

STAFFING SUMMARY

(Amount, In Thousand Pesos)

DECEMBER 28, 2020	OFFICIAL GAZETTE	473
STAFFING SUMMARY, DOF

	No.	Amount
Permanent Positions

Key Positions

Commissioner of Customs	1	2,186
Deputy Commissioner of Customs	6	10,272
Director III	11	16,665
Director II	2	2,682
Collector of Customs VI	10	13,410
Attorney V	5	5,935
Collector of Customs V	24	28,482
Medical Officer V	1	1,187
Information Technology Officer III	4	4,164
Collector of Customs IV	19	19,779
Chief Tax Specialist	1	1,041
Chief Customs Operations Officer	60	62,455
Chief Administrative Officer	5	5,205
Intelligence Officer V	1	1,041
Statistician V	1	1,041
Special Police Chief	1	1,041
Management and Audit Analyst V	5	5,205
Chief Accountant	2	2,082
Collector of Customs III	8	7,384
Collector of Customs II	13	10,673
Collector of Customs I	10	7,310

Total Key Positions	190	209,240

Other Positions

Administrative	2,427	495,389
Support to Technical	1,382	403,962
Technical	2,265	935,330

Total Other Positions	6,074	1,834,681

For the difference between the Authorized and Actual Salaries		17,116

Total Permanent Positions	6,264	2,061,037

Total Permanent Filled Positions	2,892	1,030,427

C. Bureau of Internal Revenue

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner of Internal Revenue	1	2,186
Deputy Commissioner of Internal Revenue	6	10,272
Assistant Commissioner of Internal Revenue	15	22,725
Director III	1	1,515
Director II	43	57,663
Director I	28	33,236

474	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Attorney V	27	32,049
Information Technology Officer III	17	17,697
Information Officer V	1	1,041
Executive Assistant V	1	1,041
Chief Revenue Officer IV	196	204,036
Chief Administrative Officer	20	20,820
Chief Accountant	19	19,779

Total Key Positions	375	424,060

Other Positions

Administrative	4,315	1,221,927
Support to Technical	937	419,916
Technical	15,962	6,272,589

Total Other Positions	21,214	7,914,432

For the difference between the Authorized and Actual Salaries		64,395

Total Permanent Positions	21,589	8,402,887

Total Permanent Filled Positions	12,449	4,767,732

D. Bureau of Local Government Finance

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Director II	19	25,479
Director I	1	1,187
Attorney V	2	2,374
Chief Tax Specialist	1	1,041
Local Treasury Operations Officer V	1	1,041
Chief Administrative Officer	2	2,082
Local Assessment Operations Officer V	1	1,041
Information Technology Officer III	1	1,041
Fiscal Examiner V	1	1,041
Development Management Officer V	1	1,041

Total Key Positions	33	42,110

Other Positions

Administrative	178	48,691
Support to Technical	42	18,344
Technical	187	101,423

Total Other Positions	407	168,458

DECEMBER 28, 2020	OFFICIAL GAZETTE	475
STAFFING SUMMARY, DOF

For the difference between the Authorized and Actual Salaries		3,063

Total Permanent Positions	440	213,631

Total Permanent Filled Positions	287	147,177

E. Bureau of the Treasury

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Treasurer of the Philippines	1	2,186
Deputy Treasurer of the Philippines	4	7,740
Director III	8	12,120
Director II	14	18,774
Chief Treasury Operations Officer II	114	118,674

Total Key Positions	141	159,494

Other Positions

Administrative	630	211,899
Support to Technical	132	44,042
Technical	402	213,583

Total Other Positions	1,164	469,524

For the difference between the Authorized and Actual Salaries		11,184

Total Permanent Positions	1,305	640,202

Total Permanent Filled Positions	638	350,343

F. Central Board of Assessment Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director III	1	1,515
Director II	2	2,682
Attorney V	3	3,560

Total Key Positions	6	7,757

476	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions

Administrative	19	5,084
Support to Technical	1	480

Total Other Positions	20	5,564

For the difference between the Authorized and Actual Salaries		194

Total Permanent Positions	26	13,515

Total Permanent Filled Positions	17	9,994

G. National Tax Research Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	2	3,030
Attorney V	1	1,187
Economist V	1	1,041
Chief Tax Specialist	6	6,246
Statistician V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	13	15,298

Other Positions

Administrative	72	19,482
Support to Technical	15	6,836
Technical	52	23,709

Total Other Positions	139	50,027

For the difference between the Authorized and Actual Salaries		556

Total Permanent Positions	152	65,881

Total Permanent Filled Positions	76	35,769

DECEMBER 28, 2020	OFFICIAL GAZETTE	477
STAFFING SUMMARY, DFA

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	6	13,117
Chief of Mission, Class I	70	153,033
Department Legislative Liaison Officer	1	1,935
Chief of Mission, Class II	68	131,579
Career Minister	20	34,240
Foreign Service Officer, Class I	95	143,927
Foreign Service Officer, Class II	90	120,689
Foreign Service Officer, Class III	12	14,243
Internal Auditor V	2	2,082
Foreign Service Staff Officer I	36	37,476
Foreign Service Officer, Class IV	5	5,205
Chief Administrative Officer	1	1,041
Senior Foreign Affairs Adviser	1	1,041
Chief Accountant	1	1,041

Total Key Positions	409	663,866

Other Positions

Administrative	177	87,910
Support to Technical	695	172,608
Technical	1,950	1,180,568

Total Other Positions	2,822	1,441,086

For the difference between the Authorized and Actual Salaries		11,947

Total Permanent Positions	3,231	2,116,899

Total Permanent Filled Positions	2,755	1,718,408

B. Foreign Service Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041

478	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Training Specialist V	1	1,041
Chief Foreign Affairs Research Specialist	1	1,041

Total Key Positions	5	6,350

Other Positions

Administrative	32	8,891
Support to Technical	19	6,676
Technical	40	17,864

Total Other Positions	91	33,431

For the difference between the Authorized and Actual Salaries		898

Total Permanent Positions	96	40,679

Total Permanent Filled Positions	81	32,466

C. Technical Cooperation Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Other Positions

Administrative	4	1,152

Total Other Positions	4	1,152

For the difference between the Authorized and Actual Salaries		25

Total Permanent Positions	4	1,177

Total Permanent Filled Positions	4	1,177

D. UNESCO National Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,935
Deputy Executive Director II	1	1,341

Total Key Positions	2	3,276

DECEMBER 28, 2020	OFFICIAL GAZETTE	479
STAFFING SUMMARY, DFA

Other Positions
Administrative	8	2,033
Technical	4	2,272

Total Other Positions	12	4,305

For the difference between the Authorized and Actual Salaries		79

Total Permanent Positions	14	7,660

Total Permanent Filled Positions	14	7,660

480	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XIII. DEPARTMENT OF HEALTH

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
FDA Director General	1	2,186
Department Undersecretary	7	15,304
Department Assistant Secretary	7	13,543
FDA Deputy Director General	2	3,870
Director IV	38	65,056
Director III	26	39,390
Medical Center Chief II	42	63,630
Head Executive Assistant	1	1,515
Medical Center Chief I	14	18,774
Director II	6	8,046
Chief of Medical Professional Staff II	41	54,981
Chief of Hospital III	5	6,705
Chief of Hospital II	25	29,674
District Health Officer I	2	2,374
Director I	1	1,187
Chief of Medical Professional Staff I	11	13,057
Medical Officer V	45	53,413
Attorney V	4	4,748
Health Physicist IV	2	2,082
Health Education and Promotion Officer V	3	3,123
Food-Drug Regulation Officer V	3	3,123
Engineer V	3	3,123
Development Management Officer V	1	1,041
Dentist V	1	1,041
Financial and Management Officer II	2	2,082
Chief Science Research Specialist	1	1,041
Chief Health Program Officer	8	8,328
Chief Administrative Officer	80	83,280
Information Officer V	1	1,041
Chief Accountant	1	1,041
Planning Officer V	1	1,041
Nurse VII (for abolition)	17	17,697
Licensing Officer V	4	4,164
Internal Auditor V	2	2,082
Information Technology Officer III	2	2,082

Total Key Positions	411	538,082

Other Positions
Administrative	12,397	2,957,656
Support to Technical	4,556	1,496,024
Technical	59,646	28,804,901

Total Other Positions	76,599	33,258,581

For the difference between the Authorized and Actual Salaries		505,143

DECEMBER 28, 2020	OFFICIAL GAZETTE	481
STAFFING SUMMARY, DOH

Total Permanent Positions	77,010	34,301,806

Total Permanent Filled Positions	62,457	27,523,417

B. National Nutrition Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Nutrition Program Coordinator	14	16,613
Nutrition Officer V	3	3,123
Financial and Management Officer II	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	22	26,560

Other Positions

Administrative	55	12,916
Technical	38	18,700

Total Other Positions	93	31,616

For the difference between the Authorized and Actual Salaries		1,702

Total Permanent Positions	115	59,878

Total Permanent Filled Positions	81	45,244

482	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XIV. Department of Human Settlements and Urban Development

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	3	6,559
Department Assistant Secretary	3	5,804
Director IV	25	42,800
Director III	18	27,270
Attorney V	2	2,374
Chief Accountant	1	1,041
Planning Officer V	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	1	1,041
Information Officer V	4	4,164
Housing and Homesite Regulation Officer VI	57	59.337
Project Development Officer V	18	18.738
Chief Administrative Officer	21	21.861

Total Key Positions	157	197,329

Other Positions

Administrative	231	106,480
Support to Technical	50	26,082
Technical	646	314,465

Total Other Positions	927	447,027

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	1,084	644,356

Total Permanent Filled Positions	286	151,315

B. Human Settlements Adjudication Commission

Staffing Summary

(Amount. In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

HSAC Executive Commissioner	1	2,186
Commissioner II	3	5,804
Deputy Executive Director IV	1	1,712
Director III	20	30,300
Director II	46	61,684

DECEMBER 28, 2020	OFFICIAL GAZETTE	483
STAFFING SUMMARY, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Attorney VI	1	1,341
Attorney V	15	17,805
Information Technology Officer III	1	1,041
Chief Administrative Officer	20	20,820
Planning Officer V	1	1,041
Chief Accountant	1	1,041

Total Key Positions	110	144,775

Other Positions
Administrative	187	81,120
Support to Technical	62	19,496
Technical	123	66,746

Total Other Positions	372	167,362

For the difference between the Authorized and Actual Salaries		1,735

Total Permanent Positions	482	313,872

Total Permanent Filled Positions	112	66,428

484	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	5	10,931
Department Assistant Secretary	5	9,674
Director IV	24	41,090
Head Executive Assistant	1	1,515
Director III	14	21,212
Director II	9	12,069
Director I	7	8,306
Attorney V	3	3,561
Project Manager I	5	5,934
Development Management Officer V	1	1,041
Chief Postal Service Officer	1	1,041
Chief Administrative Officer	17	17,696
Engineer V	2	2,082
Chief Accountant	1	1,041
Project Development Officer V	2	2,082
Planning Officer V	10	10,410
Internal Auditor V	2	2,082
Information Technology Officer III	18	18,737
Information Officer V	1	1,041
Training Specialist V	1	1,041

Total Key Positions	130	175,803

Other Positions

Administrative	263	83,528
Support to Technical	18	4,123
Technical	868	363,548

Total Other Positions	1,149	451,199

For the difference between the Authorized and Actual Salaries		4,834

Total Permanent Positions	1,279	631,836

Total Permanent Filled Positions	630	279,670

B. Cybercrime Investigation and Coordination Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	485
STAFFING SUMMARY, DICT

Key Positions

Executive Director V	1	2,186
Deputy Executive Director V	1	1,935
Director IV	3	5,136
Investigation Agent VI	1	1,187
Attorney V	1	1,187
Engineer V	1	1,041
Chief Administrative Officer	2	2,082
Planning Officer V	2	2,082
Intelligence Officer V	1	1,041
Information Technology Officer III	1	1,041

Total Key Positions	14	18,918

Other Positions

Administrative	28	11,349
Support to Technical	5	2,386
Technical	32	17,674

Total Other Positions	65	31,409

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	79	50,327

C. National Privacy Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Privacy Commissioner	1	3,217
Deputy Privacy Commissioner	2	4,373
Executive Director IV	1	1,935
Director IV	4	6,848
Attorney V	5	5,935
Information Officer V	1	1,041
Chief Administrative Officer	3	3,123
Information Technology Officer III	2	2,082

Total Key Positions	19	28,554

Other Positions

Administrative	49	21,439
Support to Technical	4	2,393
Technical	58	36,981

Total Other Positions	111	60,813

For the difference between the Authorized and Actual Salaries		218

486	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Positions	130	89,585

Total Permanent Filled Positions	76	54,574

D. National Telecommunications Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner II	1	1,935
Commissioner I	2	3,424
Director II	22	29,502
Attorney V	2	2,374
Chief Communications Development Officer	4	4,164
Engineer V	21	21,861
Chief Administrative Officer	17	17,697
Internal Auditor V	1	1,041
Management and Audit Analyst V	1	1,041
Planning Officer V	1	1,041
Financial and Management Officer II	1	1,041

Total Key Positions	73	85,121

Other Positions

Administrative	235	53,908
Support to Technical	40	21,866
Technical	209	76,480

Total Other Positions	484	152,254

For the difference between the Authorized and Actual Salaries		7,407

Total Permanent Positions	557	244,782

Total Permanent Filled Positions	468	195,066

DECEMBER 28, 2020	OFFICIAL GAZETTE	487
STAFFING SUMMARY, DILG

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	7	15,303
Department Assistant Secretary	9	17,414
Director IV	28	47,936
Head Executive Assistant	1	1,515
Director III	20	30,300
Local Government Operations Officer VIII	105	140,795
Attorney V	3	3,561
Internal Auditor V	2	2,082
Information Technology Officer III	3	3,123
Information Officer V	1	1,041
Engineer V	1	1,041
Chief Administrative Officer	21	21,861
Local Government Operations Officer VII	176	183,203
Public Relations Officer V	1	1,041
Project Evaluation Officer V	1	1,041
Planning Officer V	1	1,041
Chief Accountant	1	1,041
Local Government Operations Officer VI	203	166,662

Total Key Positions	585	643,218

Other Positions

Administrative	1,359	341,629
Support to Technical	151	80,947
Technical	2,856	1,826,464

Total Other Positions	4,366	2,249,040

For the difference between the Authorized and Actual Salaries		35,368

Total Permanent Positions	4,951	2,927,626

Total Permanent Filled Positions	4,372	2,652,019

B. Bureau of Fire Protection

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	2	2,082

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Planning Officer V	1	1,041
Chief Administrative Officer	3	3,123

Total Key Positions	6	6,246

Other Positions

Administrative	206	45,757
Support to Technical	218	70,562

Total Other Positions	424	116,319

For the difference between the Authorized and Actual Salaries		2,220

Total Permanent Positions	430	124,785

Total Permanent Filled Positions	405	117,728

Total Uniformed Personnel	31,286	12,124,309
Total Filled Uniformed Personnel	27,968	10,843,451

TOTAL	28,373	10,961,179

C. Bureau of Jail Management and Penology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director II	1	1,341
Inmate Guidance Chief	1	1,041
Intelligence Officer V	1	1,041
Planning Officer V	1	1,041
Presidential Staff Officer VI	1	1,041
Chief Administrative Officer	3	3,123

Total Key Positions	8	8,628

Other Positions

Administrative	37	10,120
Support to Technical	37	15,279
Technical	9	2,595

Total Other Positions	83	27,994

For the difference between the Authorized and Actual Salaries		(761)

Total Permanent Positions	91	35,861

Total Permanent Filled Positions	89	35,220

Total Uniformed Personnel	17,399	11,756,878
Total Filled Uniformed Personnel	14,964	5,860,498

TOTAL	15,053	5,895,718

DECEMBER 28, 2020	OFFICIAL GAZETTE	489
STAFFING SUMMARY, DILG

D. Local Government Academy
STAFFING SUMMARY
(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Local Government Operations Officer VII	3	3,123

Total Key Positions	6	7,391

Other Positions

Administrative	23	7,901
Support to Technical	2	866
Technical	23	12,917

Total Other Positions	48	21,684

For the difference between the Authorized and Actual Salaries		369

Total Permanent Positions	54	29,444

Total Permanent Filled Positions	47	26,180

E. National Commission on Muslim Filipinos

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Executive Director IV	1	1,935
Commission Member III	8	15,478
Director IV	18	30,816
Deputy Executive Director IV	1	1,712
Director III	3	4,545
Head Executive Assistant	1	1,515
Attorney V	12	14,244
Project Evaluation Officer V	1	1,041
Planning Officer V	1	1,041
Information Officer V	1	1,041
Development Management Officer V	57	59,337
Chief Administrative Officer	15	15,615
Chief Accountant	1	1,041

Total Key Positions	121	152,578

490	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions

Administrative	348	93,605
Support to Technical	60	27,517
Technical	395	200,607

Total Other Positions	803	321,729

For the difference between the Authorized and Actual Salaries		6,597

Total Permanent Positions	924	480,904

Total Permanent Filled Positions	793	410,334

F. National Police Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Maker IV	4	8,745
Deputy Executive Director IV	1	1,712
Chairman, Police Regional Appellate Board	21	31,816
Director III	23	34,845
Head Executive Assistant	1	1,515
Director II	24	32,184
Attorney V	20	23,740
Lam Enforcement Evaluation Officer V	1	1,041
Information Technology Officer III	1	1,041
Engineer V	1	1,041
Chief Communications Development Officer	1	1.041
Chief Administrative Officer	24	24,984
Project Evaluation Officer V	1	1,041
Logistics Management Officer V	1	1.041
Police Inspector V	1	1.041
Planning Officer V	3	3.123
Board Secretary V	1	1,041
Chief Accountant	1	1,041
Chairman (Ex-Officio)	1

Total Key Positions	130	172,033

Other Positions

Administrative	762	200,371
Support to Technical	134	56,063
Technical	345	245,268

Total Other Positions	1,241	501,702

For the difference between the Authorized and Actual Salaries		18,501

DECEMBER 28, 2020	OFFICIAL GAZETTE	491
STAFFING SUMMARY, DILG

Total Permanent Positions	1,371	692,236

Total Permanent Filled Positions	1,110	561,702

G. National Youth Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,186
Commission Member III	5	9,674
Executive Director III	1	1,712
Presidential Staff Officer VI	3	3,123
Chief Administrative Officer	1	1,041
Member (Ex-Officio)	1

Total Key Positions	11	17,736

Other Positions

Administrative	17	5,170
Support to Technical	20	8,499
Technical	69	31,293

Total Other Positions	106	44,962

For the difference between the Authorized and Actual Salaries		1,025

Total Permanent Positions	117	63,723

Total Permanent Filled Positions	81	45,444

H. Philippine Commission on Nomen

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Chief Administrative Officer	1	1,041
Information Officer V	I	1,041
Chief GAD Specialist	3	3,123
Member (Ex-Officio)	22
Chairman (Ex-Officio)	1

Total Key Positions	8	9,947

492	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions
Administrative	31	8,424
Support to Technical	3	1,092
Technical	42	21,666

Total Other Positions	76	31,182

For the difference between the Authorized and Actual Salaries		490

Total Permanent Positions	84	41,129

Total Permanent Filled Positions	68	35,033

I. Philippine National Police

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Inspector General	1	1,935
Director I	3	3,561
Attorney y	3	3,561
Chief Administrative Officer	7	7,287
Chief Accountant	2	2,082
Document Examiner V	1	1,041
Planning Officer V	1	1,041
Information Technology Officer III	3	3,123
Chemist V	1	1,041

Total Key Positions	22	24,672

Other Positions

Administrative	11,928	2,475,021
Support to Technical	1,379	418,139
Technical	135	51,653

Total Other Positions	13,442	2,944,813

For the difference between the Authorized and Actual Salaries		11,888

Total Permanent Positions	13,464	2,981,373

Total Permanent Filled Positions	12,328	2,723,252

Total Uniformed Personnel	225,510	88,942,842
Total Filled Uniformed Personnel	194,988	78,901,614

TOTAL	207,316	81,624,866

DECEMBER 28, 2020	OFFICIAL GAZETTE	493
STAFFING SUMMARY, DILG

J. Philippine Public Safety College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,186
SUC Vice-President IV	2	3,424
Director II	1	1,341
Director I	2	2,374
Chief Education Program Specialist	4	4,164
Planning Officer V	1	1,041
Chief Administrative Officer	4	4,164

Total Key Positions	15	18,694

Other Positions

Administrative	80	24,570
Support to Technical	24	10,373
Technical	53	25,120

Total Other Positions	157	60,063

For the difference between the Authorized and Actual Salaries		2,229

Total Permanent Positions	172	80,986

Total Permanent Filled Positions	145	65,655

494	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XVII. DEPARTMENT OF JUSTICE

A. Office of the Secretary

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Commission Chairman III	1	2,186
Chief State Counsel	1	2,186
Executive Director V	1	2,186
Department Undersecretary	5	10,931
Prosecutor V	50	109,314
Prosecutor General	1	2,186
Prosecutor IV	241	466,280
Department Assistant Secretary	6	11,609
Commission Member III	2	3,870
Department Legislative Liaison Officer	1	1,935
Assistant Chief State Counsel	2	3,870
Executive Director III	2	3,424
Director IV	7	11,984
Deputy Executive Director IV	1	1,712
State Counsel V	6	10,273
Prosecutor III	560	958,830
State Counsel IV	12	18,182
Prosecutor II	1,226	1,857,641
Head Executive Assistant	1	1,515
Director III	2	3,030
Deputy Executive Director III	2	3,030
State Counsel III	14	18,773
Prosecutor I	543	728,111
Director II	2	2,682
State Counsel II	14	16,614
Investigation Agent VI	1	1,187
Chief Parole Officer	2	2,373
Attorney V	4	4,747
Chief Administrative Officer	10	10,410
Chief Accountant	1	1,041
Training Specialist V	1	1,041
Planning Officer V	3	3,123
Librarian V	1	1,041
Investigation Agent V	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	2	2,082
State Counsel I	15	15,614
Information Officer V	1	1,041
Economist V	2	2,082

Total Key Positions	2,750	4,304,476

Other Positions

Administrative	1.606	412,803
Support to Technical	1,802	518,379
Technical	365	390,862

Total Other Positions	3,773	1,322,044

DECEMBER 28, 2020	OFFICIAL GAZETTE	495
STAFFING SUMMARY, DOJ

For the difference between the Authorized and Actual Salaries		95,319

Total Permanent Positions	6,523	5,721,839

Total Permanent Filled Positions	5,090	4,733,509

B. Bureau of Corrections

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

BUCOR Director General	1	2,186
BUCOR Deputy Director General	3	5,804
Director III	1	1,515
Attorney V	1	1,187
Chief Administrative Officer	3	3,123
Planning Officer V	1	1,041

Total Key Positions	10	14,856

Other Positions

Administrative	258	67,608
Support to Technical	8	5,156
Technical	21	8,172

Total Other Positions	287	80,936

For the difference between the Authorized and Actual Salaries		210

Total Permanent Positions	297	96,002

Total Permanent Filled Positions	120	41,340

Total Uniformed Personnel	3,133	1,273,021
Total Filled Uniformed Personnel	2,973	674,841

Total Filled Permanent and Uniformed	3,093	716,181

C. Bureau of Immigration

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

496	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

Commissioner III	1	2,186
Deputy Commissioner III	2	3,870
Attorney V	2	2,374
Deputy Executive Director I	1	1,187
Chief Immigration Officer	3	3,123
Intelligence Officer V	1	1,041
Chief Administrative Officer	2	2,082
Planning Officer V	1	1,041

Total Key Positions	13	16,904

Other Positions

Administrative	360	76,144
Support to Technical	93	23,873
Technical	2,306	750,140

Total Other Positions	2,759	850,157

For the difference between the Authorized and Actual Salaries		4,931

Total Permanent Positions	2,772	871,992

Total Permanent Filled Positions	2,082	668,639

D. Land Registration Authority

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,186
Deputy Administrator III	2	3,870
Register of Deeds IV	15	22,728
Director II	4	5,364
Deputy Register of Deeds IV	15	17,799
Attorney V	3	3,561
Register of Deeds III	41	48,651
Deeds Registry Inspector V	1	1,187
Records Officer V	1	1,041
Information Technology Officer III	1	1,041
Engineer V	2	2,082
Chief Administrative Officer	3	3,123
Chief Accountant	1	1,041

Total Key Positions	90	113,674

DECEMBER 28, 2020	OFFICIAL GAZETTE	497
STAFFING SUMMARY, DOJ

Other Positions

Administrative	1,178	251,811
Support to Technical	298	94,851
Technical	1,428	557,045

Total Other Positions	2,904	903,707

For the difference between the Authorized and Actual Salaries		16,199

Total Permanent Positions	2,994	1,033,580

Total Permanent Filled Positions	2,116	679,997

E. National Bureau of Investigation

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,186
Director V	1	1,935
Director IV	7	11,984
Director III	17	25,755
Director II	15	20,115
Attorney V	1	1,187
Investigation Agent VI	69	81,883
Medico-Legal Officer V	1	1,187
Identification Officer II	2	2,082
Engineer V	1	1,041
Crime Investigator V	1	1,041
Chief Administrative Officer	4	4,164
Chief Accountant	1	1,041
Information Technology Officer III	1	1,041
Polygraph Examiner V	1	1,041
Chemist V	1	1,041
Planning Officer V	1	1,041
Training Specialist V	1	1,041
Investigation Agent V	108	112,421

Total Key Positions	234	273,227

Other Positions

Administrative	430	95,708
Support to Technical	486	113,467
Technical	868	524,081

Total Other Positions	1,784	733,256

For the difference between the Authorized and Actual Salaries		23,022

498	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Total Permanent Positions	2,018	1,029,505

Total Permanent Filled Positions	1,502	748,632

F. Office of the Government Corporate Counsel

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Government Corporate Counsel	1	2,186
Deputy Government Corporate Counsel	1	1,935
Assistant Government Corporate Counsel	10	19,348
Government Corporate Attorney IV	12	20,546
Government Corporate Attorney III	18	27,274
Government Corporate Attorney II	21	28,159
Government Corporate Attorney I	4	4,747
Chief Administrative Officer	1	1,041

Total Key Positions	68	105,236

Other Positions

Administrative	37	9,709
Support to Technical	35	9,959

Total Other Positions	72	19,668

For the difference between the Authorized and Actual Salaries		1,993

Total Permanent Positions	140	126,897

Total Permanent Filled Positions	117	111,810

G. Office of the Solicitor General

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Solicitor-General	1	3,217
Assistant Solicitor-General	22	48,098
Director IV	4	6,848
Head Executive Assistant	1	1,515
Associate Solicitor III	40	53,636

DECEMBER 28, 2020	OFFICIAL GAZETTE	499
STAFFING SUMMARY, DOJ

Chief Administrative Officer	3	3,123

Total Key Positions	71	116,437

Other Positions

Administrative	509	191,579
Support to Technical	85	26,909
Technical	329	469,738

Total Other Positions	923	688,226

For the difference between the Authorized and Actual Salaries		7,483

Total Permanent Positions	994	812,146

Total Permanent Filled Positions	799	659,404

H. Parole and Probation Administration

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	1,935
Director IV	1	1,712
Director II	16	21,456
Director I	16	18,992
Attorney V	1	1,187
Chief Probation Officer	185	192,566
Chief Administrative Officer	2	2,082
Planning Officer V	1	1,041

Total Key Positions	223	240,971

Other Positions

Administrative	385	85,930
Support to Technical	13	4,941
Technical	686	347,920

Total Other Positions	1,084	438,791

For the difference between the Authorized and Actual Salaries		11,706

Total Permanent Positions	1,307	691,468

Total Permanent Filled Positions	1,005	549,656

500	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

I. Presidential Commission on Good Government

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	4	8,745
Director IV	5	8,560
Attorney V	4	4,747
Special Investigator V	1	1,041
Chief Administrative Officer	7	7,287
Chief Accountant	1	1,041
Planning Officer V	1	1,041
Board Secretary V	1	1,041
Property Appraiser V	1	1,041
Information Technology Officer III	1	1,041
Development Management Officer V	1	1,041

Total Key Positions	28	39,843

Other Positions

Administrative	68	25,330
Support to Technical	33	17,233
Technical	18	9,930

Total Other Positions	119	52,493

For the difference between the Authorized and Actual Salaries		1,072

Total Permanent Positions	147	93,408

Total Permanent Filled Positions	76	48,014

J. Public Attorney’s Office

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Public Attorney	1	2,186
Deputy Chief Public Attorney	2	3,870
Public Attorney V	16	30,960
Public Attorney IV	19	32,528
Public Attorney III	370	560,620
Public Attorney II	795	1,066,022
Director II	2	2,682
Public Attorney I	127	150,701

DECEMBER 28, 2020	OFFICIAL GAZETTE	501
STAFFING SUMMARY, DOJ

Planning Officer V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	1,334	1,851,651

Other Positions

Administrative	633	138,922
Support to Technical	366	84,489
Technical	1,137	1,390,068

Total Other Positions	2,136	1,613,479

For the difference between the Authorized and Actual Salaries		67,194

Total Permanent Positions	3,470	3,532,324

Total Permanent Filled Positions	3,278	3,365,962

502	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	5	10,931
Department Assistant Secretary	6	11,609
Director IV	28	47,936
Head Executive Assistant	1	1,515
Director III	16	24,240
Director II	15	20,114
Attorney V	4	4,748
Planning Officer V	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	1	1,041
Chief Labor and Employment Officer	93	96,813
Chief Administrative Officer	24	24,984
Project Evaluation Officer V	1	1,041
Chief Accountant	1	1,041

Total Key Positions	199	252,353

Other Positions

Administrative	529	165,786
Support to Technical	252	107,734
Technical	1,663	913,932

Total Other Positions	2,444	1,187,452

For the difference between the Authorized and Actual Salaries		23,652

Total Permanent Positions	2,643	1,463,457

Total Permanent Filled Positions	2,349	1,295,770

B. Institute for Labor Studies

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712

DECEMBER 28, 2020	OFFICIAL GAZETTE	503
STAFFING SUMMARY, DOLE

Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Labor and Employment Officer	4	4,164

Total Key Positions	7	8,432

Other Positions

Administrative	16	5,571
Support to Technical	6	2,095
Technical	25	13,580

Total Other Positions	47	21,246

For the difference between the Authorized and Actual Salaries		333

Total Permanent Positions	54	30,011

Total Permanent Filled Positions	46	26,009

C. National Conciliation and Mediation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,935
Deputy Executive Director IV	2	3,424
Director II	18	24,138
Conciliator-Mediator	1	1,187
Chief Labor and Employment Officer	3	3,123
Chief Administrative Officer	3	3,123

Total Key Positions	28	36,930

Other Positions

Administrative	85	24,552
Support to Technical	31	8,565
Technical	105	81,446

Total Other Positions	221	114,563

For the difference between the Authorized and Actual Salaries		2,983

Total Permanent Positions	249	154,476

Total Permanent Filled Positions	196	121,898

504	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

D. National Labor Relations Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	23	50,286
Executive Clerk of Court IV	1	1,935
Labor Arbiter	171	330,849
Executive Clerk of Court II	7	10,605
Director II	2	2,682
Attorney VI	48	64,360
Attorney V	2	2,374
Chief Administrative Officer	2	2,082

Total Key Positions	257	468,390

Other Positions

Administrative	391	99,736
Support to Technical	378	115,115
Technical	269	251,961

Total Other Positions	1,038	466,812

For the difference between the Authorized and Actual Salaries		17,162

Total Permanent Positions	1,295	952,364

Total Permanent Filled Positions	1,112	818,876

E. National Maritime Polytechnic

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	1	1,041

Total Key Positions	4	5,309

Other Positions

Administrative	32	9,893
Support to Technical	19	8,098

DECEMBER 28, 2020	OFFICIAL GAZETTE	505
STAFFING SUMMARY, DOLE

Technical	27	13,309

Total Other Positions	78	31,300

For the difference between the Authorized and Actual Salaries		726

Total Permanent Positions	82	37,335

Total Permanent Filled Positions	73	32,674

F. National Mages and Productivity Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,935
Deputy Executive Director IV	2	3,424
Director II	3	4,023
Board Secretary VI	16	18,992
Attorney V	1	1,187
Chief Labor and Employment Officer	3	3,123
Chief Administrative Officer	2	2,082
Planning Officer V	1	1,041
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	29	35,807

Other Positions

Administrative	47	13,305
Support to Technical	41	24,172
Technical	70	38,294

Total Other Positions	158	75,771

For the difference between the Authorized and Actual Salaries		2,608

Total Permanent Positions	187	114,186

Total Permanent Filled Positions	163	98,352

G. Philippine Overseas Employment Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

506	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

Executive Director V	1	2,186
Deputy Executive Director V	3	5,804
Director IV	4	6,848
Director II	16	21,456
Attorney VI	2	2,682
Attorney V	5	5,935
Chief Accountant	1	1,041
Information Technology Officer III	1	1,041
Chief Labor and Employment Officer	19	19,779
Planning Officer V	1	1,041
Chief Administrative Officer	7	7,287

Total Key Positions	60	75,100

Other Positions

Administrative	167	61,887
Support to Technical	38	17,342
Technical	245	144,448

Total Other Positions	450	223,677

For the difference between the Authorized and Actual Salaries		2,539

Total Permanent Positions	510	301,316

Total Permanent Filled Positions	391	232,330

H. Professional Regulation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	2	4,373
Assistant Commissioner, Constitutional Commission	1	1,935
Director IV	6	10,272
Director III	16	24,240
Attorney V	4	4,748
Statistician V	1	1,041
Planning Officer V	2	2,082
Internal Auditor V	1	1,041
Information Technology Officer III	3	3,123
Chief Professional Regulations Officer	39	40,599
Chief Administrative Officer	19	19,779
Chief Accountant	1	1,041
Board Secretary V	1	1,041
Attorney IV	1	923

Total Key Positions	98	119,455

Other Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	507
STAFFING SUMMARY, DOLE

Administrative	387	114,082
Support to Technical	99	44,839
Technical	486	250,438

Total Other Positions	972	409,359

For the difference between the Authorized and Actual Salaries		932

Total Permanent Positions	1,070	529,746

Total Permanent Filled Positions	789	354,312

H. Overseas Workers Welfare Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,186
Deputy Executive Director V	3	5,804
Director IV	4	6,848
Director II	19	25,479
Chief Administrative Officer	8	8,328

Total Key Positions	35	48,645

Other Positions

Administrative	145	62,276
Support to Technical	1	370
Technical	282	171,141

Total Other Positions	428	233,787

For the difference between the Authorized and Actual Salaries		6,246

Total Permanent Positions	463	288,678

Total Permanent Filled Positions	403	250,343

508	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XIX. Department of National Defense

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	5	10,931
Department Assistant Secretary	7	13,543
Director IV	10	17,120
Director III	1	1,515
Head Executive Assistant	1	1,515
Attorney V	2	2,374
Internal Auditor V	2	2,082
Intelligence Officer V	1	1,041
Information Technology Officer III	2	2,082
Engineer V	1	1,041
Chief Defense Research Officer	2	2,082
Chief Administrative Officer	10	10,410
Logistics Management Officer V	2	2,082
Planning Officer V	2	2,082
Chief Accountant	1	1,041

Total Key Positions	50	74,158

Other Positions

Administrative	169	46,711
Support to Technical	90	48,968
Technical	32	14,789

Total Other Positions	291	110,468
For the difference between the Authorized and Actual Salaries		2,755

Total Permanent Positions	341	187,381

Total Permanent Filled Positions	262	153,723

B. Government Arsenal

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	2	2,082
Planning Officer V	1	1,041
Production Planning and Control Officer V	3	3,123
Engineer V	2	2,082

DECEMBER 28, 2020	OFFICIAL GAZETTE	509
STAFFING SUMMARY, DND

Total Key Positions	10	11,555

Other Positions

Administrative	165	35,924
Support to Technical	49	14,715
Technical	463	108,911

Total Other Positions	677	159,550

For the difference between the Authorized and Actual Salaries		2,798

Total Permanent Positions	687	173,903

Total Permanent Filled Positions	582	143,544

C. National Defense College of the Philippines

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	2	2,082
Chief Defense Research Officer	1	1,041

Total key Positions	5	6,350

Other Positions

Administrative	40	10,394
Technical	21	13,327

Total Other Positions	61	23,721

For the difference between the Authorized and Actual Salaries		901

Total Permanent Positions	66	30,972

Total Permanent Filled Positions	55	24,391

D. Office of Civil Defense

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,186
Deputy Administrator III	2	3,870

510	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Director III	5	7,575
Director II	17	22,797
Director I	1	1,187
Civil Defense Officer V	17	17,697
Chief Administrative Officer	1	1,041
Training Specialist V	1	1,041
Planning Officer V	1	1,041

Total Key Positions	46	58,435

Other Positions

Administrative	136	45,456
Support to Technical	128	42,879
Technical	345	144,797

Total Other Positions	609	233,132

For the difference between the Authorized and Actual Salaries		560

Total Permanent Positions	655	292,127

Total Permanent Filled Positions	493	219,945

E. Philippine Veterans Affairs Office (Proper)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Special Presidential Representative	1	1,935
Director V	1	1,935
Director IV	1	1,712
Director III	1	1,515
Medical Officer V	1	1,187
Attorney V	1	1,187
Chief Administrative Officer	3	3,123
Chief Veterans Assistance Officer	3	3,123
Chief Shrine Curator	1	1,041

Total Key Positions	13	16,758

Other Positions

Administrative	166	34,223
Support to Technical	30	9,794
Technical	197	67,695

Total Other Positions	393	111,712

For the difference between the Authorized and Actual Salaries		2,586

Total Permanent Positions	406	131,056

Total Permanent Filled Positions	336	108,543

DECEMBER 28, 2020	OFFICIAL GAZETTE	511
STAFFING SUMMARY, DND

F. Veterans Memorial Medical Center

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief of Medical Professional Staff II	1	1,341
Medical Specialist IV	14	16,613
Chief Administrative Officer	2	2,082

Total Key Positions	19	23,263

Other Positions

Administrative	286	60,728
Support to Technical	278	50,875
Technical	822	429,471

Total Other Positions	1,386	541,074

For the difference between the Authorized and Actual Salaries		(18,428)

Total Permanent Positions	1,405	545,909

Total Permanent Filled Positions	1,246	492,210

Gl. Philippine Army (Land Forces)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Accountant	1	1,041
Chief Administrative Officer	3	3,123
Chemist V	1	1,041

Total Key Positions	5	5,205

Other Positions

Administrative	1,001	234,687
Support to Technical	656	205,201
Technical	36	9,272

Total Other Positions	1,693	449,160

For the difference between the Authorized and Actual Salaries		(11,437)

512	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Positions	1,698	442,928

Total Permanent Filled Positions	1,417	374,084

Total Military Personnel	103,178	39,654,413
Total Filled Permanent and Military	103,178	39,652,286

Total	104,595	40,026,370

G2. Philippine Air Force (Air Force)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Chief Administrative Officer	3	3,123
Chief Accountant	1	1,041

Total Key Positions	4	4,164

Other Positions

Administrative	962	197,163
Support to Technical	590	177,013
Technical	271	94,593

Total Other Positions	1,823	468,769

For the difference between the Authorized and Actual Salaries		(3,502)

Total Permanent Positions	1,827	469,431

Total Permanent Filled Positions	1,208	314,136

Total Military Personnel	19,072	7,863,020
Total Filled Permanent and Military	18,801	7,806,971

Total	20,009	8,121,107

G3. Philippine Navy (Naval Forces)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Chief Administrative Officer	5	5,205
Chief Accountant	1	1,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	513
STAFFING SUMMARY, DND

Total Key Positions	6	6,246

Other Positions

Administrative	663	154,160
Support to Technical	286	85,675
Technical	495	152,100

Total Other Positions	1,444	391,935

For the difference between the Authorized and Actual Salaries		(2,198)

Total Permanent Positions	1,450	395,983

Total Permanent Filled Positions	959	254,982

Total Military Personnel	25,260	10,257,423
Total Filled Permanent and Military	24,366	9,958,148

Total	25,325	10,213,130

G4. General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUs)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Medical Center Chief II	1	1,515
Chief of Medical Professional Staff II	1	1,341
Director I	1	1,187
Chief Administrative Officer	7	7,287
Chief Accountant	1	1,041

Total Key Positions	11	12,371

Other Positions

Administrative	1,562	347,270
Support to Technical	677	219,405
Technical	1,695	560,415

Total Other Positions	3,934	1,127,090

For the difference between the Authorized and Actual Salaries		(20,9751)

Total Permanent Positions	3,945	1,118,486

Total Permanent Filled Positions	2,890	800,497

Total Military Personnel	3,231	1,786,582
Total Filled Permanent and Military	2,947	1,744,018

Total	5,837	2,544,515

514	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	7	15,304
Department Assistant Secretary	4	7,739
Project Manager IV	7	11,985
Director IV	31	53,075
Head Executive Assistant	1	1,515
Director III	23	34,848
Project Manager III	29	43,941
Project Manager II	31	41,568
Regional Equipment Engineer	1	1,187
Project Manager I	44	52,212
Attorney V	6	7,122
District Engineer	170	201,727
Chief Accountant	1	1,041
Architect V	1	1,041
Planning Officer V	1	1,041
Information Technology Officer III	2	2,082
Information Officer V	1	1,041
Fiscal Controller V	1	1,041
Engineer V	170	176,965
Community Affairs Officer V	1	1,041
Internal Auditor V	2	2,082
Chief Environmental Management Specialist	1	1,041
Chief Administrative Officer	39	40,599

Total Key Positions	575	704,455

Other Positions

Administrative	5,140	1,458,765
Support to Technical	3,748	845,723
Technical	13,016	5,807,918

Total Other Positions	21,904	8,112,406

For the difference between the Authorized and Actual Salaries		169,242

Total Permanent Positions	22,479	8,986,103

Total Permanent Filled Positions	17,739	7,082,911

DECEMBER 28, 2020	OFFICIAL GAZETTE	515
STAFFING SUMMARY, DOST

XXI. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	4	8,744
Department Assistant Secretary	3	5,805
Director IV	19	32,528
Head Executive Assistant	1	1,515
Attorney V	1	1,187
Chief Accountant	1	1,041
Planning Officer V	2	2,082
Chief Science Research Specialist	17	17,697
Project Development Officer V	1	1,041
Chief Administrative Officer	20	20,820

Total Key Positions	70	95,677

Other Positions

Administrative	209	78,325
Support to Technical	44	23,129
Technical	509	247,024

Total Other Positions	762	348,478

For the difference between the Authorized and Actual Salaries		6,063

Total Permanent Positions	832	450,218

Total Permanent Filled Positions	736	394,714

B. Advanced Science and Technology Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Chief Science Research Specialist	4	4,164
Chief Administrative Officer	1	1,041

Total Key Positions	6	6,917

516	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions
Administrative	25	8,595
Support to Technical	6	1,743
Technical	53	25,396

Total Other Positions	84	35,734

For the difference between the Authorized and Actual Salaries		1,965

Total Permanent Positions	90	44,616

Total Permanent Filled Positions	81	41,415

C. Food and Nutrition Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	3	3,123

Total Key Positions	6	7,391

Other Positions
Administrative	34	10,425
Support to Technical	5	2,341
Technical	141	61,630

Total Other Positions	180	74,396

For the difference between the Authorized and Actual Salaries		762

Total Permanent Positions	186	82,549

Total Permanent Filled Positions	157	68,597

D. Forest Products Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515

DECEMBER 28, 2020	OFFICIAL GAZETTE	517
STAFFING SUMMARY, DOST

Chief Administrative Officer	1	1,041
Chief Science Research Specialist	3	3,123

Total Key Positions	6	7,391

Other Positions

Administrative	42	12,496
Support to Technical	8	2,397
Technical	136	56,855

Total Other Positions	186	71,748

For the difference between the Authorized and Actual Salaries		949

Total Permanent Positions	192	80,088

Total Permanent Filled Positions	177	74,295

E. Industrial Technology Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	2	3,030
Chief Administrative Officer	2	2,082
Chief Science Research Specialist	9	9,369

Total Key Positions	14	16,193

Other Positions

Administrative	42	13,296
Support to Technical	2	576
Technical	311	134,161

Total Other Positions	355	148,033

For the difference between the Authorized and Actual Salaries		2,300

Total Permanent Positions	369	166,526

Total Permanent Filled Positions	328	142,470

F. Metals Industry Research and Development Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

518	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Chief Administrative Officer	1	1,041
Planning Officer V	1	1,041
Chief Science Research Specialist	4	4,164

Total Key Positions	9	10,988

Other Positions

Administrative	56	19,033
Support to Technical	45	13,623
Technical	118	51,406

Total Other Positions	219	84,062

For the difference between the Authorized and Actual Salaries		1,457

Total Permanent Positions	228	96,507

Total Permanent Filled Positions	216	92,820

G. National Academy of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Chief Science Research Specialist	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,794

Other Positions

Administrative	6	1,943
Technical	9	4,215

Total Other Positions	15	6,158

For the difference between the Authorized and Actual Salaries		334

Total Permanent Positions	18	10,286

Total Permanent Filled Positions	18	10,286

DECEMBER 28, 2020	OFFICIAL GAZETTE	519
STAFFING SUMMARY, DOST

H. National Research Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Chief Science Research Specialist	2	2,082
Chief Administrative Officer	1	1,041

Total Key Positions	4	4,835

Other Positions

Administrative	15	5,351
Support to Technical	6	2,919
Technical	17	6,273

Total Other Positions	38	14,543

For the difference between the Authorized and Actual Salaries		157

Total Permanent Positions	42	19,535

Total Permanent Filled Positions	40	18,671

I. Philippine Atmospheric, Geophysical and Astronomical Services Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator I	1	1,712
Director III	3	4,546
Chief Administrative Officer	2	2,082
Weather Services Chief	10	10,410

Total Key Positions	16	18,750

Other Positions

Administrative	78	26,508
Support to Technical	4	1,738
Technical	859	295,696

Total Other Positions	941	323,942

For the difference between the Authorized and Actual Salaries		7,153

Total Permanent Positions	957	349,845

Total Permanent Filled Positions	802	298,323

520	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

J. Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,712
Deputy Executive Director III	3	4,546
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	12	12,492

Total Key Positions	17	19,791

Other Positions

Administrative	76	20,842
Support to Technical	2	675
Technical	161	76,177

Total Other Positions	239	97,694

For the difference between the Authorized and Actual Salaries		909

Total Permanent Positions	256	118,394

Total Permanent Filled Positions	211	98,432

K. Philippine Council for Health Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,712
Chief Science Research Specialist	3	3,123
Chief Administrative Officer	1	1,041

Total Key Positions	5	5,876

Other Positions

Administrative	22	7,382
Technical	38	18,267

Total Other Positions	60	25,649

For the difference between the Authorized and Actual Salaries		313

Total Permanent Positions	65	31,838

Total Permanent Filled Positions	54	27,397

DECEMBER 28, 2020	OFFICIAL GAZETTE	521
STAFFING SUMMARY, DOST

L. Philippine Council for Industry, Energy and Emerging Technology Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	6	6,246

Total Key Positions	9	10,514

Other Positions

Administrative	20	6,857
Support to Technical	4	1,758
Technical	45	23,623

Total Other Positions	69	32,238

For the difference between the Authorized and Actual Salaries		405

Total Permanent Positions	78	43,157

Total Permanent Filled Positions	68	39,952

M. Philippine Institute of Volcanology and Seismology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	4	4,164

Total Key Positions	7	8,432

Other Positions

Administrative	34	9,605
Support to Technical	6	2,338
Technical	205	74,135

Total Other Positions	245	86,078

For the difference between the Authorized and Actual Salaries		1,245

Total Permanent Positions	252	95,755

Total Permanent Filled Positions	202	72,392

522	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

N. Philippine Nuclear Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	4	4,164

Total Key Positions	7	8,432

Other Positions

Administrative	50	14,165
Support to Technical	10	4,029
Technical	195	90,117

Total Other Positions	255	108,311

For the difference between the Authorized and Actual Salaries		3,781

Total Permanent Positions	262	120,524

Total Permanent Filled Positions	219	100,322

O. Philippine Science High School

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Director III	14	21,210
Deputy Executive Director III	1	1,515
Chief Science Research Specialist	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	18	26,519

Other Positions

Administrative	227	77,981
Support to Technical	40	12,088
Technical	1,173	661,635

Total Other Positions	1,440	751,704

For the difference between the Authorized and Actual Salaries		(466)

Total Permanent Positions	1,458	777,757

Total Permanent Filled Positions	1,261	669,866

DECEMBER 28, 2020	OFFICIAL GAZETTE	523
STAFFING SUMMARY, DOST

P. Philippine Textile Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Chief Science Research Specialist	2	2,082
Chief Administrative Officer	1	1,041

Total Key Positions	4	4,835

Other Positions

Administrative	26	7,934
Support to Technical	1	183
Technical	58	22,679

Total Other Positions	85	30,796

For the difference between the Authorized and Actual Salaries		178

Total Permanent Positions	89	35,809

Total Permanent Filled Positions	79	31,200

Q. Science Education Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief Science Research Specialist	3	3,123

Total Key Positions	6	7,391

Other Positions

Administrative	11	4,548
Support to Technical	2	927
Technical	39	18,669

Total Other Positions	52	24,144

For the difference between the Authorized and Actual Salaries		366

Total Permanent Positions	58	31,901

Total Permanent Filled Positions	52	27,741

524	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

R. Science and Technology Information Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Chief Science Research Specialist	2	2,082
Chief Administrative Officer	1	1,041

Total Key Positions	4	4,835

Other Positions

Administrative	21	7,337
Support to Technical	11	3,849
Technical	24	11,681

Total Other Positions	56	22,867

For the difference between the Authorized and Actual Salaries		187

Total Permanent Positions	60	27,889

Total Permanent Filled Positions	56	25,564

S. Technology Application and Promotion Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Chief Science Research Specialist	3	3,123
Chief Administrative Officer	1	1,041

Total Key Positions	5	5,876

Other Positions

Administrative	25	8,583
Support to Technical	5	2,532
Technical	33	17,713

Total Other Positions	63	28,828

For the difference between the Authorized and Actual Salaries		140

Total Permanent Positions	68	34,844

Total Permanent Filled Positions	62	31,834

DECEMBER 28, 2020	OFFICIAL GAZETTE	525
STAFFING SUMMARY, DSWD

XXII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	9	19,677
Department Assistant Secretary	8	15,478
Director IV	28	47,936
Director III	29	43,935
Head Executive Assistant	1	1,515
Attorney V	2	2,374
Social Welfare Officer V	52	54,132
Planning Officer V	2	2,082
Internal Auditor V	1	1,041
Information Technology Officer III	2	2,082
Information Officer V	3	3,123
Chief Administrative Officer	24	24,984
Training Center Superintendent II	3	3,123
Chief Accountant	1	1,041

Total Key Positions	166	225,740

Other Positions

Administrative	1,240	336,437
Support to Technical	467	141,651
Technical	1,419	600,346

Total Other Positions	3,126	1,078,434

For the difference between the Authorized and Actual Salaries		19,050

Total Permanent Positions	3,292	1,323,224

Total Permanent Filled Positions	2,905	1,157,721

B. Council for the Welfare of Children

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,186

526	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Deputy Executive Director IV	1	1,712

Total Key Positions	2	3,898

Other Positions
Administrative	17	6,643
Technical	18	9,117

Total Other Positions	35	15,760

For the difference between the Authorized and Actual Salaries		96

Total Permanent Positions	37	19,754

Total Permanent Filled Positions	25	13,209

C. Inter-Country Adoption Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712

Total Key Positions	1	1,712

Other Positions

Administrative	7	3,084
Technical	25	10,460

Total Other Positions	32	13,544

For the difference between the Authorized and Actual Salaries		492

Total Permanent Positions	33	15,748

Total Permanent Filled Positions	28	13,959

D. Juvenille Justice and Welfare Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	527
STAFFING SUMMARY, DSWD

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Social Welfare Officer V	2	2,082

Total Key Positions	5	6,350

Other Positions

Administrative	31	8,666
Technical	33	18,295

Total Other Positions	64	26,961

For the difference between the Authorized and Actual Salaries		282

Total Permanent Positions	69	33,593

Total Permanent Filled Positions	66	32,083

E. National Anti-Poverty Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,217
Deputy Director-General	2	4,373
Director III	4	6,060
Head Executive Assistant	1	1,515
Vice-Chairman (Ex-Officio)	2

Total Key Positions	8	15,165

Other Positions

Administrative	15	8,528
Support to Technical	2	1,621
Technical	25	16,429

Total Other Positions	42	26,578

For the difference between the Authorized and Actual Salaries		555

Total Permanent Positions	50	42,298

Total Permanent Filled Positions	46	40,142

528	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

F. National Commission on Indigenous Peoples

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	6	13,118
Executive Director IV	1	1,935
Director IV	19	32,528
Attorney VI	12	16,092
Medical Officer V	1	1,187
Attorney V	2	2,374
Planning Officer V	1	1,041
Engineer V	1	1,041
Development Management Officer V	63	65,583
Community Affairs Officer V	1	1,041
Chief Administrative Officer	17	17,697
Chief Accountant	1	1,041

Total Key Positions	126	157,895

Other Positions

Administrative	534	129,870
Support to Technical	19	8,886
Technical	968	361,207

Total Other Positions	1,521	499,963

For the difference between the Authorized and Actual Salaries		18,264

Total Permanent Positions	1,647	676,122

Total Permanent Filled Position	1,417	547,650

G. National Council on Disability Affairs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Project Development Officer V	1	1,041
Planning Officer V	1	1,041
Information Officer V	1	1,041
Chief Administrative Officer	1	1,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	529
STAFFING SUMMARY, DSWD

Chairman (Ex-Officio)	1
Member (Ex-Officio)	18

Total Key Positions	6	7,391

Other Positions

Administrative	30	8,124
Support to Technical	5	2,267
Technical	22	12,387

Total Other Positions	57	22,778

For the difference between the Authorized and Actual Salaries		1,063

Total Permanent Positions	63	31,232

Total Permanent Filled Positions	40	18,194

H. Presidential Commission for the Urban Poor

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,186
Commission Member II	4	6,849
Chief Administrative Officer	1	1,041
Development Management Officer V	3	3,123

Total Key Positions	9	13,199

Other Positions

Administrative	48	11,456
Support to Technical	5	2,347
Technical	120	51,421

Total Other Positions	173	65,224

For the difference between the Authorized and Actual Salaries		1,838

Total Permanent Positions	182	80,261

Total Permanent Filled Positions	151	70,225

530	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XXIII. Department of Tourism

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	5	10,930
Department Assistant Secretary	7	13,545
Director IV	28	47,936
Head Executive Assistant	1	1,515
Attorney V	2	2,374
Chief Accountant	1	1,041
Information Technology Officer III	1	1,041
Chief Tourism Operations Officer	18	18,738
Internal Auditor V	2	2,082
Chief Administrative Officer	4	4,164

Total Key Positions	70	106,583

Other Positions

Administrative	238	78,965
Support to Technical	35	12,788
Technical	413	211,426

Total Other Positions	686	303,179

For the difference between the Authorized and Actual Salaries		4,515

Total Permanent Positions	756	414,277

Total Permanent Filled Positions	563	314,549

*	The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

B. Intramuros Administration

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,186
Chief Historic Sites Development Officer	2	2,082
Chief Tourism Operations Officer	1	1,041
Planning Officer V	1	1,041
Sales and Promotion Supervisor V	1	1,041
Chief Administrative Officer	1	1,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	531
STAFFING SUMMARY, DOT

Total Key Positions	7	8,432

Other Positions
Administrative	32	9,463
Support to Technical	6	2,746
Technical	17	8,334

Total Other Positions	55	20,543

For the difference between the Authorized and Actual Salaries		1,080

Total Permanent Positions	62	30,055

Total Permanent Filled Positions	56	27,837

C. National Parks Development Committee

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	2	2,082
Park Operations Superintendent V	1	1,041
Planning Officer V	1	1,041
Media Production Specialist V	1	1,041

Total Key Positions	7	8,432

Other Positions

Administrative	68	16,960
Support to Technical	23	8,815
Technical	129	24,144

Total Other Positions	220	49,919

For the difference between the Authorized and Actual Salaries		1,585

Total Permanent Positions	227	59,936

Total Permanent Filled Positions	168	47,394

532	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XXIV. DEPARTMENT OF TRADE AND INDUSTRY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	7	15,304
Department Assistant Secretary	9	17,413
Special Trade Representative	10	17,122
Director IV	36	61,632
Head Executive Assistant	1	1,515
Director III	28	42,420
Provincial Trade and Industry Officer	75	100,570
Foreign Trade Service Officer, Class II	2	2,682
Attorney V	4	4,747
Information Officer V	1	1,041
Chief Trade-Industry Development Specialist	168	174,880
Chief Administrative Officer	18	18,738
Information Technology Officer III	1	1,041
Chief Accountant	1	1,041
Project Development Officer V	1	1,041
Planning Officer V	2	2,082

Total Key Positions	365	466,486

Other Positions

Administrative	700	202,102
Support to Technical	89	48,048
Technical	1,504	739,829

Total Other Positions	2,293	989,979

For the difference between the Authorized and Actual Salaries		27,078

Total Permanent Positions	2,658	1,483,543

Total Permanent Filled Positions	2,205	1,221,814

DECEMBER 28, 2020	OFFICIAL GAZETTE	533
STAFFING SUMMARY, DTI

B. Board of Investments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Board Governor	3	5,804
Executive Director IV	3	5,804
Director III	10	15,150
Attorney V	2	2,374
Chief Administrative Officer	3	3,123
Chief Investment Specialist	21	21,861
Chief Accountant	1	1,041
Planning Officer V	1	1,041
Information Technology Officer III	1	1,041
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	2
Chairman (Ex-Officio)	1

Total Key Positions	45	57,239

Other Positions

Administrative	66	20,948
Support to Technical	13	7,850
Technical	181	91,315

Total Other Positions	260	120,113

For the difference between the Authorized and Actual Salaries		2,604

Total Permanent Positions	305	179,956

Total Permanent Filled Positions	224	130,589

C. Construction Industry Authority of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	5	8,560
Chief Trade-Industry Development Specialist	8	8,328
Chief Administrative Officer	1	1,041

Total Key Positions	14	17,929

Other Positions

Administrative	34	9,393
Support to Technical	9	4,369
Technical	68	32,715

534	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Other Positions	111	46,477

For the difference between the Authorized and Actual Salaries		1,309

Total Permanent Positions	125	65,715

Total Permanent Filled Positions	87	47,360

D. Cooperative Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman III	1	2,186
Board Member III	6	11,609
Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Director II	19	25,479
Chief Cooperatives Development Specialist	5	5,205
Chief Administrative Officer	2	2,082
Planning Officer V	1	1,041

Total Key Positions	36	50,829

Other Positions

Administrative	237	53,096
Support to Technical	31	19,384
Technical	553	241,086

Total Other Positions	821	313,566

For the difference between the Authorized and Actual Salaries		4,858

Total Permanent Positions	857	369,253

Total Permanent Filled Positions	723	320,215

E. Design Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)

DECEMBER 28, 2020	OFFICIAL GAZETTE	535
STAFFING SUMMARY, DTI

	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	2	2,082
Chief Trade-Industry Development Specialist	1	1,041
Chief Industrial Design Specialist	3	3,123

Total Key Positions	8	9,473

Other Positions

Administrative	38	11,750
Support to Technical	4	1,400
Technical	96	46,239

Total Other Positions	138	59,389

For the difference between the Authorized and Actual Salaries		865

Total Permanent Positions	146	69,727

Total Permanent Filled Positions	28	14,904

F. Philippine Trade Training Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Information Officer V	1	1,041
Planning Officer V	1	1,041
Chief Trade-Industry Development Specialist	2	2,082

Total Key Positions	7	8,432

Other Positions

Administrative	18	6,238
Support to Technical	9	3,088
Technical	24	11,514

Total Other Positions	51	20,840

For the difference between the Authorized and Actual Salaries		770

Total Permanent Positions	58	30,042

Total Permanent Filled Positions	47	24,804

536	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

G. Technical Education and Skills Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,186
Deputy Executive Director V	4	7,739
Director IV	23	39,376
Director III	84	127,276
College Administrator II	1	1,341
Attorney VI	1	1,341
Board Secretary VI	1	1,187
Vocational School Superintendent I	7	8,309
Vocational School Administrator III	21	21,861
Internal Auditor V	1	1,041
Information Technology Officer III	1	1,041
Chief Technical Education and Skills Development Specialist	37	38,517
Chief Administrative Officer	17	17,697
Chief Accountant	1	1,041
Vocational School Administrator II	10	9,230
Vocational School Administrator I	8	6,568

Total Key Positions	218	285,751

Other Positions

Administrative	1,309	365,896
Support to Technical	143	42,483
Technical	2,687	1,207,793

Total Other Positions	4,139	1,616,172

For the difference between the Authorized and Actual Salaries		29,607

Total Permanent Positions	4,357	1,931,530

Total Permanent Filled Positions	3,689	1,640,552

DECEMBER 28, 2020	OFFICIAL GAZETTE	537
STAFFING SUMMARY, DOTr

XXV. DEPARTMENT OF TRANSPORTATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	8	17,490
Board Chairman II	1	1,935
Department Assistant Secretary	13	25,153
Director V	1	1,935
Board Member III	2	3,870
Director IV	6	10,272
Executive Director III	1	1,712
Head Executive Assistant	1	1,515
Director III	16	24,240
Project Manager II	7	9,386
Director II	29	38,889
Director I	14	16,618
Attorney V	7	8,309
Chief Accountant	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	3	3,123
Engineer V	6	6,246
Chief Transportation Regulation Officer	60	62,460
Chief Transportation Development Officer	24	24,984
Chief Communications Development Officer	1	1,041
Chief Administrative Officer	46	47,886
Supervising Transportation Regulation Officer	124	101,804
Supervising Transportation Development Officer	7	5,747
Engineer IV	1	821

Total Key Positions	382	421,776

Other Positions

Administrative	2,804	722,791
Support to Technical	465	163,830
Technical	1,469	514,372

Total Other Positions	4,738	1,400,993

For the difference between the Authorized and Actual Salaries		29,533

Total Permanent Positions	5,120	1,852,302

Total Permanent Filled Positions	4,110	1,433,218

538	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

B. Civil Aeronautics Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Attorney V	2	2,374
Chief Transportation Regulation Officer	1	1,041
Chief Transportation Development Officer	1	1,041
Financial Analyst V	1	1,041
Chief Administrative Officer	2	2,082

Total Key Positions	9	10,806

Other Positions

Administrative	46	14,754
Support to Technical	26	12,054
Technical	45	19,839

Total Other Positions	117	46,647

For the difference between the Authorized and Actual Salaries		764

Total Permanent Positions	126	58,217

Total Permanent Filled Positions	83	42,464

C. Maritime Industry Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,935
Executive Director III	1	1,712
Deputy Executive Director IV	2	3,424
Deputy Executive Director III	1	1,515
Director II	22	29,502
Maritime Education & Training Standards Supervisor	10	13,409
Attorney V	4	4,748
Planning Officer V	2	2,082
Information Technology Officer III	2	2,082
Chief Shipping Operations Specialist	2	2,082
Chief Shipbuilding Specialist	1	1,041
Chief Maritime Industry Development Specialist	17	17,697

DECEMBER 28, 2020	OFFICIAL GAZETTE	539
STAFFING SUMMARY, DOTr

Chief Administrative Officer	5	5,205
Chief Accountant	1	1,041
Chairman (Ex-Officio)	1
Member (Ex-Officio)	6

Total Key Positions	71	87,475

Other Positions

Administrative	243	67,581
Support to Technical	64	27,004
Technical	437	218,832

Total Other Positions	744	313,417

For the difference between the Authorized and Actual Salaries		6,235

Total Permanent Positions	815	407,127

Total Permanent Filled Positions	636	313,082

D. Office of Transportation Cooperatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Board Chairman I	1	1,712
Executive Director II	1	1,515
Chief Administrative Officer	1	1,041
Planning Officer V	1	1,041
Chief Cooperatives Development Specialist	1	1,041
Member (Ex-Officio)	6

Total Key Positions	5	6,350

Other Positions

Administrative	25	6,564
Support to Technical	9	4,033
Technical	4	1,918

Total Other Positions	38	12,515

For the difference between the Authorized and Actual Salaries		432

Total Permanent Positions	43	19,297

Total Permanent Filled Positions	40	17,197

540	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

E. Office for Transportation Security

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Administrator III	1	2,186
Deputy Administrator III	1	1,935
Director IV	5	8,560
Attorney V	2	2,373
Chief Transportation Regulation Officer	5	5,205
Chief Administrative Officer	2	2,082

Total Key Positions	16	22,341

Other Positions
Administrative	29	11,764
Support to Technical	7	5,170
Technical	174	77,211

Total Other Positions	210	94,145

For the difference between the Authorized and Actual Salaries		216

Total Permanent Positions	226	116,702

Total Permanent Filled Positions	171	88,442

F. Philippine Coast Guard

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	1	1,041

Total Key Positions	1	1,041

Other Positions

Administrative	196	54,924
Support to Technical	332	65,418
Technical	40	10,133

Total Other Positions	568	130,475

For the difference between the Authorized and Actual Salaries		1,082

Total Permanent Positions	569	132,598

Total Permanent Filled Positions	378	80,598

DECEMBER 28, 2020	OFFICIAL GAZETTE	541
STAFFING SUMMARY, DOTr

Total Uniformed Personnel	18,430	6,549,042
Total Filled Uniformed Personnel	16,930	5,979,189

Total Filled Permanent and Uniformed	17,308	6,060,147

G. Toll Regulatory Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director II	1	1,515
Chief Public Utilities Regulation Officer	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,597

Other Positions
Administrative	10	3,294
Support to Technical	2	759
Technical	14	6,266

Total Other Positions	26	10,319

For the difference between the Authorized and Actual Salaries		534

Total Permanent Positions	29	14,450

Total Permanent Filled Positions	26	13,705

542	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XXVI. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. Office of the Director-General

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Department Undersecretary	4	8,745
Department Assistant Secretary	5	9,674
Director IV	31	53,072
Director III	25	37,875
Head Executive Assistant	1	1,515
Attorney V	3	3,561
Planning Officer V	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	2	2,082
Information Officer V	2	2,082
Chief Economic Development Specialist	97	100,977
Chief Administrative Officer	22	22,902
Chief Accountant	1	1,041

Total Key Positions	197	249,866

Other Positions

Administrative	448	137,495
Support to Technical	26	13,316
Technical	670	369,524

Total Other Positions	1,144	520,335

For the difference between the Authorized and Actual Salaries		14,861

Total Permanent Positions	1,341	785,062

Total Permanent Filled Positions	1,142	672,815

B. Commission on Population and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,186
Deputy Executive Director III	1	1,515
Director I	16	18,992
Planning Officer V	1	1,041
Information Officer V	1	1,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	543
STAFFING SUMMARY, NEDA

Project Evaluation Officer V	1	1,041
Chief Administrative Officer	2	2,082

Total Key Positions	23	27,898

Other Positions
Administrative	131	37,173
Support to Technical	27	9,748
Technical	161	68,562

Total Other Positions	319	115,483

For the difference between the Authorized and Actual Salaries		686

Total Permanent Positions	342	144,067

Total Permanent Filled Positions	302	128,403

C. Philippine National Volunteer Service Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Chief Volunteer Service Officer	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	3	3,794

Other Positions
Administrative	12	3,351
Support to Technical	4	1,350
Technical	11	6,028

Total Other Positions	27	10,729

For the difference between the Authorized and Actual Salaries		291

Total Permanent Positions	30	14,814

Total Permanent Filled Positions	18	10,255

D. Public-Private Partnership Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

544	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

Executive Director V	1	2,186
Deputy Executive Director V	2	3,870
Director IV	6	10,272
Director III	4	6,060
Attorney V	1	1,187
Information Officer V	1	1,041
Training Specialist V	1	1,041
Chief Administrative Officer	3	3,123
Project Evaluation Officer V	2	2,082
Project Development Officer V	1	1,041
Planning Officer V	2	2,082
Information Technology Officer III	1	1,041

Total Key Positions	25	35,026

Other Positions

Administrative	23	9,607
Support to Technical	19	11,456
Technical	61	35,388

Total Other Positions	103	56,451

For the difference between the Authorized and Actual Salaries		714

Total Permanent Positions	128	92,191

Total Permanent Filled Positions	111	80,192

E. Philippine Statistical Research and Training Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Chief Statistical Specialist	2	2,082
Information Technology Officer III	1	1,041
Chief Administrative Officer	1	1,041
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	5	5,876

Other Positions

Administrative	13	4,522
Support to Technical	2	927
Technical	25	11,161

Total Other Positions	40	16,610

DECEMBER 28, 2020	OFFICIAL GAZETTE	545
STAFFING SUMMARY, NEDA

For the difference between the Authorized and Actual Salaries		243

Total Permanent Positions	45	22,729

Total Permanent Filled Positions	40	20,006

F. Philippine Statistics Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Statistician	1	2,186
Deputy National Statistician	4	7,739
Assistant National Statistician	9	15,408
Director III	4	6,060
Director II	17	22,797
Chief Administrative Officer	20	20,820
Planning Officer V	1	1,041
Chief Accountant	1	1,041
Internal Auditor V	1	1,041
Information Technology Officer III	5	5,205
Information Officer V	1	1,041
Project Evaluation Officer V	1	1,041
Registration Officer V	4	4,164
Chief Statistical Specialist	130	135,325

Total Key Positions	199	224,909

Other Positions

Administrative	958	265,930
Support to Technical	11	5,283
Technical	1,676	681,223

Total Other Positions	2,645	952,436

For the difference between the Authorized and Actual Salaries		5,969

Total Permanent Positions	2,844	1,183,314

Total Permanent Filled Positions	2,259	939,810

G. Tariff Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,186
Commission Member III	2	3,870

546	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Director III	2	3,030
Director II	1	1,341
Attorney V	1	1,187
Chief Tariff Specialist	4	4,164
Chief Administrative Officer	2	2,082
Information Technology Officer III	1	1,041

Total Key Positions	14	18,901

Other Positions

Administrative	45	15,507
Support to Technical	5	2,412
Technical	47	23,990

Total Other Positions	97	41,909

For the difference between the Authorized and Actual Salaries		1,014

Total Permanent Positions	111	61,824

Total Permanent Filled Positions	82	45,464

DECEMBER 28, 2020	OFFICIAL GAZETTE	547
STAFFING SUMMARY, PCOO

XXVII. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. Presidential Communications Operations Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Press Secretary	1	3,217
Deputy Press Secretary	6	13,118
Director V	1	1,935
Assistant Press Secretary	7	13,543
Assistant Cabinet Secretary	1	1,935
Director IV	2	3,424
Director III	3	4,545
Head Executive Assistant	1	1,515
Planning Officer V	2	2,082
Information Technology Officer III	1	1,041
Information Officer V	1	1,041
Executive News Editor	1	1,041
Chief Administrative Officer	2	2,082
Project Development Officer V	1	1,041
Chief Accountant	1	1,041

Total Key Positions	31	52,601

Other Positions

Administrative	129	50,038
Support to Technical	19	9,621
Technical	29	12,604

Total Other Positions	177	72,263

For the difference between the Authorized and Actual Salaries		680

Total Permanent Positions	208	125,544

Total Permanent Filled Positions	136	100,968

B. Bureau of Broadcast Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Broadcast Operations Chief	5	5,205
Engineer V	1	1,041
Chief Administrative Officer	2	2,082

Total Key Positions	10	11,555

548	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Positions

Administrative	226	61,973
Support to Technical	46	20,356
Technical	686	272,779

Total Other Positions	958	355,108

For the difference between the Authorized and Actual Salaries		6,966

Total Permanent Positions	968	373,629

Total Permanent Filled Positions	446	177,761

C. Bureau of Communications Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Information Officer V	1	1,041
Planning Officer V	1	1,041
Production Planning and Control Officer V	1	1,041
Chief Administrative Officer	1	1,041

Total Key Positions	5	5,876

Other Positions

Administrative	61	15,553
Support to Technical	6	3,617
Technical	22	11,031

Total Other Positions	89	30,201

For the difference between the Authorized and Actual Salaries		374

Total Permanent Positions	94	36,451

Total Permanent Filled Positions	75	29,728

D. National Printing Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Superintendent of Printing	1	1,341

DECEMBER 28, 2020	OFFICIAL GAZETTE	549
STAFFING SUMMARY, PCOO

Assistant Superintendent of Printing	1	1,187
Engineer V	1	1,041
Printing Operation Chief	4	4,164
Chief Administrative Officer	2	2,082
Sales and Promotion Supervisor V	1	1,041
Production Planning and Control Officer V	1	1,041

Total Key Positions	13	15,124

Other Positions
Administrative	200	50,432
Support to Technical	27	10,010
Technical	249	74,493

Total Other Positions	476	134,935

For the difference between the Authorized and Actual Salaries		2,193

Total Permanent Positions	489	152,252

Total Permanent Filled Positions	323	8,206

E. News and Information Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Media Accreditation and Relations Officer V	1	1,041
Executive News Editor	2	2,082

Total Key Positions	6	7,391

Other Positions

Administrative	57	14,782
Support to Technical	43	14,843
Technical	157	68,908

Total Other Positions	257	98,533

For the difference between the Authorized and Actual Salaries		1,833

Total Permanent Positions	263	107,757

Total Permanent Filled Positions	158	65,391

550	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

F. Philippine Information Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,186
Director V	1	1,935
Director IV	1	1,712
Information Officer V	2	2,082
Chief Administrative Officer	2	2,082

Total Key Positions	7	9,997

Other Positions
Administrative	114	29,369
Support to Technical	52	14,116
Technical	261	130,808

Total Other Positions	427	174,293

For the difference between the Authorized and Actual Salaries		4,257

Total Permanent Positions	434	188,547

Total Permanent Filled Positions	326	140,305

G. Presidential Broadcast Staff (RTVM)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Development Management Officer V	1	1,041
Media Production Specialist V	2	2,082
Chief Administrative Officer	1	1,041

Total Key Positions	5	5,876

Other Positions

Administrative	34	8,906
Support to Technical	16	5,790
Technical	78	30,177

Total Other Positions	128	44,873

For the difference between the Authorized and Actual Salaries		1,564

Total Permanent Positions	133	52,313

Total Permanent Filled Positions	117	47,041

DECEMBER 28, 2020	OFFICIAL GAZETTE	551
STAFFING SUMMARY, OEO

XXVIII. OTHER EXECUTIVE OFFICES

A. Anti-Red Tape Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,217
Deputy Director-General	3	6,558
Director IV	5	8,560
Attorney VI	2	2,682
Project Development Officer V	11	11,451
Special Investigator V	1	1,041
Chief Administrative Officer	11	11,450

Total Key Positions	34	44,959

Other Positions

Administrative	54	21,119
Technical	120	62,370

Total Other Positions	174	83,489

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	208	128,448

Total Permanent Filled Positions	62	40,474

B. Climate Change Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,217
Commission Member IV	2	4,373
Deputy Executive Director V	1	1,935
Attorney V	1	1,187
Information Officer V	1	1,041
International Science Relations Officer V	1	1,041
Chief Administrative Officer	1	1,041
Planning Officer V	2	2,082
Chairman (Ex-Officio)	1

552	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Key Positions	10	15,917

Other Positions
Administrative	36	17,533
Technical	30	14,998

Total Other Positions	66	32,531

For the difference between the Authorized and Actual Salaries		72

Total Permanent Positions	76	48,520

Total Permanent Filled Positions	61	41,539

C. Commission on Filipinos Overseas

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Executive Director V	1	2,186
Chief Administrative Officer	1	1,041
Information Technology Officer III	1	1,041
Chief Emigrant Services Officer	3	3,123
Vice-Chairman (Ex-Officio)	1
Member (Ex-Officio)	1

Total Key Positions	7	10,608

Other Positions
Administrative	24	8,103
Technical	50	26,702

Total Other Positions	74	34,805

For the difference between the Authorized and Actual Salaries		588

Total Permanent Positions	81	46,001

Total Permanent Filled Positions	73	41,442

DECEMBER 28, 2020	OFFICIAL GAZETTE	553
STAFFING SUMMARY, OEO

D. Commission on Higher Education

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,217
Commission Chairman IV	1	3,217
Commission Member IV	4	8,745
Commissioner III	4	8,745
Executive Director IV	2	3,870
Deputy Executive Director IV	1	1,712
Director IV	22	37,664
Director III	7	10,605
Attorney V	2	2,374
Information Technology Officer III	1	1,041
Financial and Management Officer II	1	1,041
Chief Education Program Specialist	29	30,189
Chief Administrative Officer	19	19,779
Chief Accountant	2	2,082

Total Key Positions	96	134,281

Other Positions
Administrative	276	88,109
Support to Operations	3	1,751
Technical	300	176,317

Total Other Positions	579	266,177

For the difference between the Authorized and Actual Salaries		9,155

Total Permanent Positions	675	409,613

Total Permanent Filled Positions	545	331,186

E. Commission on the Filipino Language

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	2	4,373
Director IV	1	1,712

554	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Chief Language Researcher	4	4,164
Chief Administrative Officer	1	1,041

Total Key Positions	9	14,507

Other Positions
Administrative	26	7,968
Support to Technical	1	821
Technical	29	16,666

Total Other Positions	56	25,455

For the difference between the Authorized and Actual Salaries		874

Total Permanent Positions	65	40,836

Total Permanent Filled Positions	51	34,980

F. Dangerous Drugs Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,217
Board Member IV	2	4,372
Executive Director V	1	2,186
Deputy Executive Director V	2	3,870
Attorney V	1	1,187
Health Education and Promotion Officer V	1	1,041
Chief Administrative Officer	1	1,041
Statistician V	1	1,041
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	10	17,955

Other Positions
Administrative	76	20,172
Support to Technical	14	6,106
Technical	50	24,215

Total Other Positions	140	50,493

For the difference between the Authorized and Actual Salaries		766

Total Permanent Positions	150	69,214

Total Permanent Filled Positions	99	48,691

DECEMBER 28, 2020	OFFICIAL GAZETTE	555
STAFFING SUMMARY, OEO

G. Energy Regulatory Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,099
Commission Member IV	4	9,917
Executive Director III	1	2,066
Director III	7	11,570
Head Executive Assistant	1	1,124
Administrative Officer V	5	5,622
Attorney V	5	5,622
Chief Energy Regulation Officer	11	12,368
Engineer V	1	1,124
Financial and Management Officer II	1	1,124
Information Officer V	2	2,250
Information Technology Officer III	1	1,124
Planning Officer V	1	1,124

Total Key Positions	41	58,134

Other Positions
Administrative	125	66,072
Technical	215	117,484

Total Other Positions	340	183,556

For the difference between the Authorized and Actual Salaries		550

Total Permanent Positions	381	242,240

Less: No. and Amount of Salary Lapses/Savings from Unfilled Positions/Chargeable Against Savings	94	57,452

Total Permanent Filled Positions	287	184,788

H. Film Development Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman III	1	2,186

556	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Executive Director III	1	1,712
Chief Administrative Officer	1	1,041
Project Development Officer V	2	2,082

Total Key Positions	5	7,021

Other Positions
Administrative	10	4,105
Support to Technical	2	809
Technical	17	7,535

Total Other Positions	29	12,449

For the difference between the Authorized and Actual Salaries		141

Total Permanent Positions	34	19,611

Total Permanent Filled Positions	16	12,364

I. Games and Amusements Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,935
Board Member II	2	3,424
Attorney V	1	1,187
Chief Sports and Games Regulation Officer	3	3,123
Chief Administrative Officer	1	1,041

Total Key Positions	8	10,710

Other Positions
Administrative	37	14,403
Support to Technical	9	3,760
Technical	112	35,268

Total Other Positions	158	53,431

For the difference between the Authorized and Actual Salaries		1,279

Total Permanent Positions	166	65,420

Total Permanent Filled Positions	140	56,580

DECEMBER 28, 2020	OFFICIAL GAZETTE	557
STAFFING SUMMARY, OEO

J. Governance Commission for Government-Owned or Controlled Corporations

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	2	4,373
Director IV	5	8,560
Director III	3	4,545
Attorney V	1	1,187
Corporate Governance Officer V	9	9,369
Chief Administrative Officer	4	4,164
Planning Officer V	1	1,041
Information Technology Officer III	2	2,082

Total Key Positions	28	38,538

Other Positions
Administrative	31	12,598
Support to Technical	9	9,263
Technical	64	35,395

Total Other Positions	104	57,256

For the difference between the Authorized and Actual Salaries		504

Total Permanent Positions	132	96,298

Total Permanent Filled Positions	79	66,900

K. Mindanao Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,217
Executive Director V	1	2,186
Deputy Executive Director V	1	1,935
Director IV	3	5,136
Director III	2	3,030
Development Management Officer V	10	10,410
Chief Administrative Officer	2	2,082

558	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Information Technology Officer III	1	1,041

Total Key Positions	21	29,037

Other Positions
Administrative	17	3,893
Support to Technical	6	4,646
Technical	56	27,384

Total Other Positions	79	35,923

For the difference between the Authorized and Actual Salaries		728

Total Permanent Positions	100	65,688

Total Permanent Filled Positions	88	57,887

L. Movie and Television Review and Classification Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,935
Executive Director II	1	1,515
Attorney V	1	1,187
Registration Officer V	1	1,041
Chief Administrative Officer	1	1,041
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	30

Total Key Positions	5	6,719

Other Positions
Administrative	23	7,134
Support to Technical	11	3,044
Technical	21	8,293

Total Other Positions	55	18,471

For the difference between the Authorized and Actual Salaries		395

Total Permanent Positions	60	25,585

Total Permanent Filled Positions	47	20,222

DECEMBER 28, 2020	OFFICIAL GAZETTE	559
STAFFING SUMMARY, OEO

M. National Commission for Culture and the Arts

M.1. National Commission for Culture and the Arts (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Accountant	1	1,041
Planning Officer V	2	2,082
Chief Administrative Officer	1	1,041
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1

Total Key Positions	6	7,391

Other Positions

Administrative	12	3,855
Support to Technical	1	651
Technical	15	7,489

Total Other Positions	28	11,995

For the difference between the Authorized and Actual Salaries		610

Total Permanent Positions	34	19,996

Total Permanent Filled Positions	33	19,790

M.2. National Historical Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,186
Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Chief History Researcher	1	1,041
Chief Historic Sites Development Officer	1	1,041

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Chief Science Research Specialist	1	1,041
Chief Administrative Officer	1	1,041
Member (Part-Time)	4
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1

Total Key Positions	8	11,092

Other Positions

Administrative	69	16,862
Support to Technical	8	1,976
Technical	150	55,560

Total Other Positions	227	74,398

For the difference between the Authorized and Actual Salaries		1,150

Total Permanent Positions	235	86,640

Total Permanent Filled Positions	192	69,368

M.3. National Library of the Philippines (The National Library)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,712
Director III	1	1,515
Chief Administrative Officer	1	1,041
Librarian V	7	7,287
Information Technology Officer III	1	1,041

Total Key Positions	11	12,596

Other Positions

Administrative	59	13,414
Support to Technical	7	1,565
Technical	73	33,434

Total Other Positions	139	48,413

For the difference between the Authorized and Actual Salaries		1,662

Total Permanent Positions	150	62,671

Total Permanent Filled Positions	117	48,488

DECEMBER 28, 2020	OFFICIAL GAZETTE	561
STAFFING SUMMARY, OEO

M.4. National Archives of the Philippines (Records Management and Archives Office)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	2	3,030
Chief Administrative Officer	1	1,041
Chief Records Management Analyst	2	2,082
Training Specialist V	1	1,041
Chief Archivist	1	1,041

Total Key Positions	8	9,947

Other Positions

Administrative	51	10,807
Support to Technical	1	235
Technical	98	36,959

Total Other Positions	150	48,001

For the difference between the Authorized and Actual Salaries		874

Total Permanent Positions	158	58,822

Total Permanent Filled Positions	125	46,597

N. National Intelligence Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,186
Director V	2	3,870
Director IV	7	11,984
Director III	2	3,030
Director II	24	32,184
Director I	15	17,805
Chief Accountant	1	1,041
Planning Officer V	1	1,041
National Intelligence Specialist V	47	48,927

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Internal Auditor V	1	1,041
Information Technology Officer III	1	1,041
Chief Administrative Officer	8	8,328

Total Key Positions	110	132,478

Other Positions

Administrative	128	34,005
Support to Technical	89	23,731
Technical	527	178,839

Total Other Positions	744	236,575

Total Permanent Positions	854	369,053

Total Permanent Filled Positions	797	346,573

O. National Security Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,217
Deputy Director-General	3	6,559
Assistant Director-General	5	9,674
Director V	1	1,935
Director IV	3	5,137
Head Executive Assistant	1	1,515
Director III	6	9,090
National Security Specialist V	14	14,574

Total Key Positions	34	51,701

Other Positions

Administrative	38	13,184
Support to Technical	11	2,937
Technical	51	30,550

Total Other Positions	100	46,671

For the difference between the Authorized and Actual Salaries		1,865

Total Permanent Positions	134	100,237

Total Permanent Filled Positions	104	83,227

DECEMBER 28, 2020	OFFICIAL GAZETTE	563
STAFFING SUMMARY, OEO

P. Optical Media Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,935
Executive Director II	1	1,515
Attorney V	1	1,187
Chief Administrative Officer	1	1,041
Member (Ex-Officio)	8

Total Key Positions	4	5,678

Other Positions

Administrative	25	7,168
Support to Technical	8	4,306
Technical	40	17,213

Total Other Positions	73	28,687

For the difference between the Authorized and Actual Salaries		761

Total Permanent Positions	77	35,126

Total Permanent Filled Positions	72	33,274

Q. Philippine Competition Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman	1	6,473
Commissioner	4	17,135
PCC Executive Director	1	2,642
PCC Director IV	5	11,308
PCC Director III	3	4,900
PCC Head Executive Assistant	1	1,641
PCC Attorney V	5	7,470
PCC Information Technology Officer III	1	1,164
PCC Chief Administrative Officer	3	3,476
PCC Chief Accountant	1	1,147
PCC Planning Officer V	1	1,164
PCC Investigation Agent V	1	1,164
PCC Competition Policy Research Officer V	1	1,147

577	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PCC Information Officer V	1	1,164
PCC Training Specialist V	1	1,147

Total Key Positions	30	63,142

Other Positions

Administrative	73	31,590
Support to Technical	20	13,068
Technical	103	66,772

Total Other Positions	196	111,430

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	226	174,572

Total Permanent Filled Positions	226	174,572

R. Philippine Drug Enforcement Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,186
Director V	2	3,870
Director III	28	42,420
Director II	23	30,843
Attorney V	4	4,748
Chief Accountant	1	1,041
Intelligence Officer V	3	3,123
Chemist V	3	3,123
Information Technology Officer III	1	1,041
Information Officer V	2	2,082
Dangerous Drugs Regulation Officer V	2	2,082
Investigation Agent V	26	27,065
Planning Officer V	1	1,041
Special Investigator V	1	1,041
Training Specialist V	1	1,041
Chief Administrative Officer	23	23,943

Total Key Positions	122	150,690

Other Positions

Administrative	442	119,342
Support to Technical	388	139,564
Technical	2,178	894,520

Total Other Positions	3,008	1,153,426

DECEMBER 28, 2020	OFFICIAL GAZETTE	578
STAFFING SUMMARY, OEO

For the difference between the Authorized and Actual Salaries		7,839

Total Permanent Positions	3,130	1,311,955

Total Permanent Filled Positions	2,850	1,191,092

S. Philippine Racing Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Attorney V	1	1,187
Chief Sports and Games Regulation Officer	2	2,082
Chief Accountant	1	1,041
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	6	7,537

Other Positions

Administrative	39	12,268
Support to Technical	5	2,608
Technical	43	16,282

Total Other Positions	87	31,158

For the difference between the Authorized and Actual Salaries		730

Total Permanent Positions	93	39,425

Total Permanent Filled Positions	73	31,954

T. Philippine Sports Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Commission Chairman III	1	2,186
Commission Member III	4	7,739
Executive Director III	1	1,712

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Deputy Executive Director III	2	3,030
Chief Administrative Officer	2	2,082
Chief Sports and Games Regulation Officer	2	2,082
Chief Accountant	1	1,041

Total Key Positions	13	19,872

Other Positions
Administrative	75	21,092
Support to Technical	10	3,993
Technical	29	14,690

Total Other Positions	114	39,775

For the difference between the Authorized and Actual Salaries		1,420

Total Permanent Positions	127	61,067

Total Permanent Filled Positions	107	52,377

U. Presidential Legislative Liaison Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presidential Adviser on Legislative Affairs	1	3,217
Presidential Legislative Assistant	4	8,745
Presidential Legislative Liaison Officer III	3	5,804
Presidential Legislative Liaison Officer II	2	3,424
Head Executive Assistant	1	1,515
Presidential Legislative Liaison Officer I	8	8,328
Chief Administrative Officer	1	1,041

Total Key Positions	20	32,074

Other Positions
Administrative	31	12,394
Technical	5	4,105

Total Other Positions	36	16,499

For the difference between the Authorized and Actual Salaries		1,155

Total Permanent Positions	56	49,728

Total Permanent Filled Positions	49	45,888

DECEMBER 28, 2020	OFFICIAL GAZETTE	567
STAFFING SUMMARY, OEO

V. Presidential Management Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Cabinet Secretary	1	3,217
Director VI	3	6,559
Director V	6	11,609
Director IV	17	29,104
Director III	12	18,180
Attorney V	1	1,187
Chief Accountant	1	1,041
Presidential Staff Officer VI	31	32,270
Planning Officer V	2	2,082
Chief Administrative Officer	9	9,369
Administrative Officer V	1	524

Total Key Positions	84	115,142

Other Positions
Administrative	133	39,684
Support to Technical	14	8,843
Technical	190	100,428

Total Other Positions	337	148,955

For the difference between the Authorized and Actual Salaries		6,208

Total Permanent Positions	421	270,305

Total Permanent Filled Positions	274	172,823

568	OFFICIAL GAZETTE	VOL. 116, NO. 52
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XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. Legislative-Executive Development Advisory Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions
Technical	3	2,463

Total Other Positions	3	2,463

For the difference between the Authorized and Actual Salaries		38

Total Permanent Positions	3	2,501

Total Permanent Filled Positions	3	2,501

DECEMBER 28, 2020	OFFICIAL GAZETTE	569
STAFFING SUMMARY, THE JUDICIARY

XXX. THE JUDICIARY

A. Supreme Court of the Philippines and the Lower Courts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Justice of the Supreme Court	1	3,836
Associate Justice of the Supreme Court	14	45,044
PHILJA Chancellor	1	3,217
Deputy Court Administrator of the Supreme Court	3	6,558
Court Administrator of the Supreme Court	1	2,186
Assistant Court Administrator of the Supreme Court	3	6,558
Council Member IV	4	8,745
Jurisconsult	1	2,186
Executive Clerk of Court V	1	2,186
PHILJA Vice-Chancellor	1	2,186
Regional Trial Court Judge	1,342	2,596,464
Director V	3	5,805
PHILJA Executive Secretary	1	1,935
Chief Justice Staff Head	2	3,870
Executive Clerk of Court IV	4	7,740
Sharia District Court Judge	5	9,674
Metro Trial Court Judge	169	289,361
Executive Clerk of Court III	3	5,136
Director IV	29	49,648
Judicial Staff Head	28	47,942
Director III	24	36,361
Head Executive Assistant	1	1,515
Court Attorney VI	181	274,252
City Trial Court Judge	257	440,034
Municipal Circuit Trial Court Judge	468	801,308
Clerk of Court VII	10	13,409
Court Attorney V	54	72,411
Municipal Trial Court Judge	366	626,664
PHILJA Attorney V	2	2,682
Sharia Circuit Court Judge	51	87,322
Director II	2	2,682
PHILJA Attorney IV	7	8,309
Medical Officer V	1	1,187
Director I	2	2,373
Court Attorney IV	78	92,563
Clerk of Court VI	304	360,736
Chief Judicial Staff Officer	1	1,187
Assistant Superintendent of Printing	1	1,187
Supply Officer V	2	2,082
Statistician V	1	1,041

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Security Officer V	1	1,041
Project Development Officer V	1	1,041
Planning Officer V	1	1,041
PHILJA Attorney III	2	2,082
Librarian V	2	2,082
Information Technology Officer III	4	4,164
Information Officer V	2	2,082
Human Resource Management Officer V	8	8,328
Fiscal Examiner V	2	2,082
Fiscal Controller V	1	1,041
Financial and Management Officer II	1	1,041
Engineer V	1	1,041
Development Management Officer V	1	1,041
Management and Audit Analyst V	3	3,123
Court Attorney III	1	1,041
Clerk of Court V	1,284	1,336,521
Chief Accountant	1	1,041
Records Officer V	12	12,492
Cashier V	3	3,123
Building Official	1	1,041
Budget Officer V	2	2,082
Administrative Officer V (for Judiciary and Congress)	7	7,287
Clerk of Court IV	79	72,907

Total Key Positions	4,849	7,398,347

Other Positions

Administrative	10,983	2,147,352
Support to Technical	19,844	5,563,150
Technical	2,559	1,360,373

Total Other Positions	33,386	9,070,875

For the difference between the Authorized and Actual Salaries		389,904

Total Permanent Positions	38,235	16,859,126

Total Permanent Filled Positions	26,019	11,652,683

B. Presidential Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Clerk of the Electoral Tribunal	1	2,186
Deputy Clerk of the Electoral Tribunal	1	1,935

DECEMBER 28, 2020	OFFICIAL GAZETTE	571
STAFFING SUMMARY, THE JUDICIARY

Chief Judicial Staff Officer	21	24,919

Total Key Positions	23	29,040

Other Positions

Administrative	28	4,838
Support to Technical	32	7,698
Technical	68	48,993

Total Other Positions	128	61,529

For the difference between the Authorized and Actual Salaries		243

Total Permanent Positions	151	90,812

Total Permanent Filled Positions	56	33,982

C. Sandiganbayan

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Sandiganbayan	1	3,217
Associate Justice, Sandiganbayan	20	43,726
Executive Clerk of Court IV	1	1,935
Executive Clerk of Court III	7	11,985
Executive Clerk of Court II	7	10,606
Director III	1	1,515
Court Attorney V	43	57,659
Court Attorney IV	44	52,212
Information Technology Officer III	1	1,041
Financial and Management Officer II	1	1,041
Records Officer V	1	1,041
Administrative Officer V (for Judiciary and Congress)	1	1,041

Total Key Positions	128	187,019

Other Positions

Administrative	234	50,120
Support to Technical	153	70,030
Technical	28	17,915

Total Other Positions	415	138,065

For the difference between the Authorized and Actual Salaries		4,125

Total Permanent Positions	543	329,209

Total Permanent Filled Positions	441	274,217

572	OFFICIAL GAZETTE	VOL. 116, NO. 52
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D. Court of Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Appeals	1	3,217
Associate Justice, Court of Appeals	68	148,669
Executive Clerk of Court IV	1	1,935
Executive Clerk of Court III	26	44,517
Executive Clerk of Court II	23	34,850
Court of Appeals Reporter II	1	1,515
Court Attorney V	139	186,385
Court of Appeals Reporter I	1	1,341
Court Attorney IV	140	166,129
Medical Officer V	1	1,187
Chief Accountant	1	1,041
Cashier V	1	1,041
Budget Officer V	1	1,041
Human Resource Management Officer V	1	1,041
Administrative Officer V (for Judiciary and Congress)	1	1,041
Supply Officer V	1	1,041
Records Officer V	1	1,041
Management and Audit Analyst V	1	1,041
Librarian V	1	1,041
Information Technology Officer III	1	1,041
Information Officer V	1	1,041

Total Key Positions	412	601,196

Other Positions

Administrative	730	158,192
Support to Technical	538	321,379
Technical	97	26,685

Total Other Positions	1,365	506,256

For the difference between the Authorized and Actual Salaries		21,379

Total Permanent Positions	1,777	1,128,831

Total Permanent Filled Positions	1,389	872,247

E. Court of Tax Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

Permanent Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	573
STAFFING SUMMARY, THE JUDICIARY

Key Positions

Presiding Justice	1	3,217
Associate Justice	8	17,490
Executive Clerk of Court IV	1	1,935
Director IV	2	3,424
Executive Clerk of Court III	4	6,849
Head Executive Assistant	1	1,515
Executive Clerk of Court II	3	4,546
Director II	2	2,682
Court Attorney V	18	24,137
Court Attorney IV	2	2,374
Chief Tax Specialist	3	3,123
Chief Accountant	1	1,041
Cashier V	1	1,041
Budget Officer V	1	1,041
Information Technology Officer III	1	1,041
Administrative Officer V (for Judiciary and Congress)	2	2,082
Supply Officer V	1	1,041
Management and Audit Analyst V	1	1,041

Total Key Positions	53	79,620

Other Positions

Administrative	165	53,272
Support to Technical	75	38,739
Technical	54	47,917

Total Other Positions	294	139,928

For the difference between the Authorized and Actual Salaries		4,573

Total Permanent Positions	347	224,121

Total Permanent Filled Positions	287	199,641

574	OFFICIAL GAZETTE	VOL. 116, NO. 52
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XXXI. CIVIL SERVICE COMMISSION (CSC)

A. Civil Service Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,217
Commissioner, Constitutional Commission	2	4,372
Assistant Commissioner, Constitutional Commission	4	7,740
Director IV	29	49,648
Director III	33	49,995
Director II	94	126,054
Attorney VI	21	28,161
Conciliator	6	7,121
Attorney V	1	1,187
Librarian V	1	1,041
Chief Personnel Specialist	106	110,346
Chief Administrative Officer	4	4,164
Chief Accountant	1	1,041

Total Key Positions	303	394,087

Other Positions

Administrative	376	113,489
Support to Technical	28	21,049
Technical	747	425,905

Total Other Positions	1,151	560,443

For the difference between the Authorized and Actual Salaries		23,493

Total Permanent Positions	1,454	978,023

Total Permanent Filled Positions	1,221	819,646

B. Career Executive Service Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,935
Director III	2	3,030

DECEMBER 28, 2020	OFFICIAL GAZETTE	575
STAFFING SUMMARY, CSC

Attorney V	1	1,187
Chief Personnel Specialist	3	3,123
Chief Administrative Officer	1	1,041

Total Key Positions	8	10,316

Other Positions

Administrative	19	6,011
Support to Technical	5	2,801
Technical	22	12,379

Total Other Positions	46	21,191

For the difference between the Authorized and Actual Salaries		566

Total Permanent Positions	54	32,073

Total Permanent Filled Positions	39	23,145

576	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XXXII. COMMISSION ON AUDIT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,217
Commissioner, Constitutional Commission	2	4,373
Assistant Commissioner, Constitutional Commission	8	15,480
Director IV	42	71,904
Head Executive Assistant	1	1,515
Director III	37	56,055
Attorney VI	37	49,617
State Technical Audit Specialist V	25	33,525
State Auditor V	353	473,347
Director II	1	1,341
Medical Officer V	1	1,187
Board Secretary VI	1	1,187
Information Technology Officer III	3	3,123
Chief Administrative Officer	30	31,230
Chief Accountant	1	1,041
Training Specialist V	2	2,082
State Auditor IV	1,407	1,464,552
Internal Auditor V	2	2,082

Total Key Positions	1,954	2,216,858

Other Positions

Administrative	1,901	604,427
Technical	10,247	6,031,736

Total Other Positions	12,148	6,636,163

For the difference between the Authorized and Actual Salaries		122,597

Total Permanent Positions	14,102	8.975,618

Total Permanent Filled Positions	8,276	5,436,502

DECEMBER 28, 2020	OFFICIAL GAZETTE	577
STAFFING SUMMARY, COMELEC

XXXIII. COMMISSION ON ELECTIONS (COMELEC)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,217
Commissioner, Constitutional Commission	6	13,118
Executive Director IV	1	1,935
Deputy Executive Director IV	2	3,424
Director IV	28	47,936
Director III	28	42,420
Clerk of the Commission	1	1,515
Head Executive Assistant	1	1,515
Provincial Election Supervisor IV	29	38,889
Attorney VI	17	22,797
Provincial Election Supervisor III	28	33,226
Board Secretary VI	1	1,187
Attorney V	1	1,187
Medical Officer V	1	1,187
Administrative Officer V (for Judiciary and Congress)	1	1,041
Statistician V	1	1,041
Records Officer V	1	1,041
Public Relations Officer V	1	1,041
Planning Officer V	1	1,041
Management and Audit Analyst V	1	1,041
Internal Auditor V	2	2,082
Information Technology Officer III	3	3,123
Provincial Election Supervisor II	18	18,738
Information Officer V	1	1,041
Identification Officer II	1	1,041
Chief Administrative Officer	8	8,328
Chief Accountant	2	2,082
Provincial Election Supervisor I	4	3,692

Total Key Positions	190	259,926

Other Positions

Administrative	901	209,462
Support to Technical	379	157,003
Technical	4,240	1,482,816

Total Other Positions	5,520	1,849,281

For the difference between the Authorized and Actual Salaries		42,641

Total Permanent Positions	5,710	2,151,848

Total Permanent Filled Positions	4,847	1,836,335

578	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XXXIV. OFFICE OF THE OMBUDSMAN

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Ombudsman	1	3,217
Deputy Ombudsman	4	8,744
Special Prosecutor	1	2,186
Overall Deputy Ombudsman	1	2,186
Deputy Special Prosecutor	5	9,675
Assistant Ombudsman	16	30,959
Assistant Special Prosecutor III	30	51,362
Graft Investigation and Prosecution Officer IV	37	63,346
Graft Investigation Officer III	7	11,984
Director IV	26	44,512
Head Executive Assistant	1	1,515
Graft Investigation and Prosecution Officer III	137	207,582
Assistant Special Prosecutor II	60	90,914
Graft Investigation Officer II	44	66,667
Assistant Special Prosecutor I	54	72,414
Graft Investigation Officer I	36	48,274
Graft Investigation and Prosecution Officer II	179	240,029
Director II	2	2,682
Graft Investigation and Prosecution Officer I	61	72,390
Project Development Officer V	1	1,041
Media Accreditation and Relations Officer V	1	1,041
Information Technology Officer III	2	2,082
Information Officer V	1	1,041
Graft Prevention and Control Officer V	27	28,106
Chief Administrative Officer	15	15,615
Project Evaluation Officer V	2	2,082
Chief Accountant	1	1,041

Total Key Positions	752	1,082,687

Other Positions

Administrative	697	197,895
Support to Technical	345	135,944
Technical	512	312,184

Total Other Positions	1,554	646,023

For the difference between the Authorized and Actual Salaries		23,508

Total Permanent Positions	2,306	1,752,218

Total Permanent Filled Positions	1,300	977,888

DECEMBER 28, 2020	OFFICIAL GAZETTE	579
STAFFING SUMMARY, CHR

XXXV. COMMISSION ON HUMAN RIGHTS (CHR)

A. COMMISSION ON HUMAN RIGHTS (CHR)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,217
Commission Member IV	4	8,745
Executive Director IV	1	1,935
Director IV	7	11,984
Director III	2	3,030
Head Executive Assistant	1	1,515
Attorney VI	21	28,159
Planning Officer V	1	1,041
Medico-Legal Officer IV	1	1,041
Information Technology Officer III	1	1,041
Information Officer V	3	3,123
Development Management Officer V	4	4,164
Chief Administrative Officer	3	3,123
Project Development Officer V	1	1,041
Special Investigator V	1	1,041
Security Officer V	1	1,041
Training Specialist V	1	1,041
Chief Accountant	1	1,041

Total Key Positions	55	77,323

Other Positions

Administrative	232	60,289
Support to Technical	156	66,721
Technical	411	241,494

Total Other Positions	799	368,504

For the difference between the Authorized and Actual Salaries		4,474

Total Permanent Positions	854	450,301

Total Permanent Filled Positions	679	355,983

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

580	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Key Positions

Executive Director III	1	1,712
Deputy Executive Director III	1	1,515
Chief Administrative Officer	1	1,041
Chief History Researcher	1	1,041
Museum Curator II	1	1,041
Chief Archivist	1	1,041

Total Key Positions	6	7,391

Other Positions

Administrative	9	3,583
Support to Technical	1	480
Technical	14	6,142

Total Other Positions	24	10,205

Total Permanent Positions	30	17,596

Total Permanent Filled Positions	12	6,963

DECEMBER 28, 2020	OFFICIAL GAZETTE	581
STAFFING SUMMARY, ALGU

XXXVI. ALLOCATION TO LOCAL GOVERNMENT UNITS

A. Metropolitan Manila Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council/Commission/Board Chairman III	1	2,186
Department Assistant Secretary	1	1,935
Engineer V	2	2,082

Total Key Positions	4	6,203

Other Positions

Administrative	32	7,372
Support to Technical	22	4,086
Technical	75	36,615

Total Other Positions	129	48,073

For the difference between the Authorized and Actual Salaries		463

Total Permanent Positions	133	54,739

Total Permanent Filled Positions	117	44,134